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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05526
                                  ---------------------------------------------

                    J.P. Morgan Mutual Fund Investment Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            522 Fifth Avenue,  New York,                       NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     JPMorgan Funds Management Inc., 522 Fifth Avenue, New York, NY 10036
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-480-4111
                                                   ----------------------------

Date of fiscal year end:  December 31, 2004
                        -------------------

Date of reporting period:  January 1, 2004 through December 31, 2004
                         -------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2004


JPMORGAN FUNDS

U.S. EQUITY LARGE CAP FUNDS

DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
U.S. EQUITY FUND


[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                      1

Fund Commentaries:

Disciplined Equity Fund                 2

Diversified Fund                        5

Equity Growth Fund                      8

Equity Income Fund                     11

U.S. Equity Fund                       14

Portfolio of Investments               17

Financial Statements                   56

Notes to Financial Statements          63

Financial Highlights                  100

IMPORTANT FUND FAMILY UPDATE

As shareholders of the JPMorgan Funds, we hope you share our enthusiasm regarding our 'new' fund family resulting from the successful integration of the former JPMorgan Funds and One Group Funds, effective February 19, 2005. Over the next few weeks and months, you will be hearing more about our integration, and our newly combined fund family. As we continue to integrate the two organizations our dedication to our investors remains steadfast.

HIGHLIGHTS

-  Year-end rally boosts returns

-  Economic news positive

-  Stock selection opportunities in premium growth companies

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN
  LARGE CAP EQUITY FUNDS

PRESIDENT'S LETTER                                              JANUARY 19, 2005

[PHOTO OF GEORGE C.W. GATCH]

"DURING 2004, THE EQUITY MARKET ACHIEVED ALMOST ALL OF ITS GAINS IN THE FINAL QUARTER."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Large Cap Funds. Inside, you'll find information detailing the performance of the Funds for the year ended December 31, 2004, along with reports from the Portfolio Managers.

YEAR-END RALLY BRINGS 2004 TO POSITIVE CLOSE

During 2004, the equity market achieved almost all of its gains in the final quarter. This was a year in which equities made nervous progress. After starting the year on a rising trend, and then retrenching during the spring and summer, equities climbed from October onwards in an exceptionally robust year-end rally. The broad-based S&P 500 Index rose by 9.2% in the quarter, lifting full-year 2004 gains to 10.9%.

At the beginning of the year a scenario of solid economic growth, accelerating corporate earnings and low inflation supported the market's progress. By spring, however, rising oil prices began to raise concerns that the economic recovery might not be sustained. In the summer, a patch of weak economic growth, a further rise in oil prices, and rising short-term interest rates stoked investors' fears. But in the fourth quarter, doubts were put aside as the oil price fell, the economy rebounded and the presidential election reached a clear conclusion.

OUTLOOK

We believe that the U.S. economy is on a solid footing entering 2005, as it evolves from recovery to expansion. The expansion, however, is unlikely to be smooth as companies continue to manage costs aggressively. In addition, we expect the Federal Open Market Committee to increase the fed funds target rate by at least another 1% in 2005 in order to keep inflation under control. Higher interest rates in the face of an uncertain economy could breed anxiety among investors for a good part of the year. But we expect that growth will remain solid overall and that equities will ultimately post gains. The best buying opportunities usually occur when most people are feeling doubtful about owning assets, and those opportunities will likely exist in 2005.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN
  DISCIPLINED EQUITY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                     1/3/1997
Fiscal Year End                 DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                        $525.6
Primary Benchmark             S&P 500 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index, returned 11.2% (Institutional shares) during the year ended December 31, 2004, while its benchmark, the S&P 500 Index, returned 10.9%.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: For the year, the Fund's performance benefited from solid stock selection within the industrial cyclical, finance and insurance sectors. At the stock-specific level, aiding performance the most was a position in Sepracor, the drug maker, whose stock rose sharply owing to optimism about its new insomnia medication, Lunesta. Most recently, the stock received an incremental boost as a result of the favorable Food & Drug Administration labeling for Lunesta. Additionally, our underweight position in Merck proved to be prudent when the drug maker pulled its pain reliever, Vioxx, from the market after a new study found increased risk of heart attacks and strokes when using the drug. The Fund's holdings in US Steel also added value as the company participated in the strong global resurgence in demand for both steel and industrial gas products. Elsewhere within the Fund, overweight positions in Countrywide Financial, Aetna and Sprint PCS contributed strongly to performance.

     On the other hand, stock picking within the media, consumer staple and energy sectors detracted from results. Within the media sector, the Portfolio's holding in media giant Viacom dragged on performance. New management in Viacom's Paramount film division, as well as renewed focus on its cable and radio properties, gives us conviction that our patience will be well rewarded. Our overweight in Forest Labs also negatively impacted performance as its stock underperformed on news that orders were down and that its once promising drug, Neramexane, did not pass its first trials for statistical significance. That said, we have maintained our overweight position, as Forest Labs generates substantial cash flow, is cheap relative to our forecasts for earnings growth and will potentially buy back a substantial amount of shares.

Q:   HOW WAS THE FUND MANAGED?

A: At a high level, we continued to manage the Portfolio with a sector-neutral, style-consistent approach, driven by the stock selection insights of our fundamental research analysts. At the stock-specific level, the Portfolio continued to incrementally over/underweight securities within each sector that our analysts deemed to be inexpensive/expensive relative to their sector peers, and to their long-term earnings.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               23.1%
Finance & Insurance                     19.9%
Technology                              16.1%
Industrial Products & Services          13.9%
Pharmaceuticals                          8.9%
Energy                                   7.1%
Health Services & Systems                3.7%
Telecommunications                       3.2%
Utilities                                2.9%
Short-Term Investments                   0.7%
REITs                                    0.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Electric Co.                 3.6%
 2. Citigroup, Inc.                      3.2%
 3. Microsoft Corp.                      2.8%
 4. Exxon Mobil Corp.                    2.8%
 5. Procter & Gamble Co.                 1.9%
 6. Johnson & Johnson                    1.8%
 7. The Coca-Cola Co.                    1.7%
 8. Altria Group, Inc.                   1.7%
 9. Pfizer, Inc.                         1.6%
10. Morgan Stanley                       1.6%

Top 10 equity holdings comprised 22.7% of the Portfolio's market value of investments ($119,060 in thousands). As of December 31, 2004 the Fund held 206 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                                                 SINCE
                                                                                             INCEPTION
                                            1 YEAR          3 YEARS          5 YEARS          (1/3/97)
                                          ------------------------------------------------------------
CLASS A SHARES
          Without Sales Charge               10.64%            2.25%           (3.56%)            7.00%
             With Sales Charge*               4.82%            0.42%           (4.59%)            6.28%

INSTITUTIONAL SHARES                         11.23%            2.75%           (3.12%)            7.37%

SELECT SHARES                                11.03%            2.54%           (3.38%)            7.12%

ULTRA SHARES                                 11.33%            2.83%           (3.07%)            7.40%

*    Sales Charge for Class A Shares is 5.25%.

[CHART]

LIFE OF FUND PERFORMANCE (01/03/97 TO 12/31/04)

                JPMORGAN DISCIPLINED EQUITY FUND                            LIPPER LARGE CAP
                     (INSTITUTIONAL SHARES)         S&P 500 INDEX           CORE FUNDS INDEX
Jan-1997                  $ 3,000,000                $ 3,000,000              $ 3,000,000
Jan-1997                  $ 3,150,000                $ 3,187,500              $ 3,164,100
Feb-1997                  $ 3,173,940                $ 3,212,363              $ 3,160,303
Mar-1997                  $ 3,041,904                $ 3,080,334              $ 3,025,042
Apr-1997                  $ 3,215,901                $ 3,264,230              $ 3,192,629
May-1997                  $ 3,441,014                $ 3,463,022              $ 3,386,422
Jun-1997                  $ 3,594,139                $ 3,618,165              $ 3,533,393
Jul-1997                  $ 3,894,250                $ 3,906,171              $ 3,812,531
Aug-1997                  $ 3,694,475                $ 3,687,426              $ 3,618,473
Sep-1997                  $ 3,869,223                $ 3,889,497              $ 3,804,824
Oct-1997                  $ 3,748,504                $ 3,759,587              $ 3,687,636
Nov-1997                  $ 3,908,190                $ 3,933,656              $ 3,808,221
Dec-1997                  $ 3,962,123                $ 4,001,315              $ 3,877,531
Jan-1998                  $ 4,032,253                $ 4,045,730              $ 3,915,919
Feb-1998                  $ 4,331,446                $ 4,337,427              $ 4,193,557
Mar-1998                  $ 4,557,547                $ 4,559,503              $ 4,401,138
Apr-1998                  $ 4,627,733                $ 4,605,554              $ 4,445,590
May-1998                  $ 4,575,903                $ 4,526,339              $ 4,369,570
Jun-1998                  $ 4,737,890                $ 4,710,108              $ 4,577,125
Jul-1998                  $ 4,694,775                $ 4,660,181              $ 4,540,050
Aug-1998                  $ 4,004,643                $ 3,986,319              $ 3,860,405
Sep-1998                  $ 4,268,549                $ 4,241,842              $ 4,052,267
Oct-1998                  $ 4,630,522                $ 4,586,704              $ 4,356,187
Nov-1998                  $ 4,949,565                $ 4,864,658              $ 4,615,380
Dec-1998                  $ 5,243,569                $ 5,144,862              $ 4,921,841
Jan-1999                  $ 5,422,899                $ 5,359,917              $ 5,094,106
Feb-1999                  $ 5,227,675                $ 5,193,224              $ 4,936,698
Mar-1999                  $ 5,442,009                $ 5,400,953              $ 5,135,153
Apr-1999                  $ 5,756,013                $ 5,609,970              $ 5,272,775
May-1999                  $ 5,631,108                $ 5,477,574              $ 5,133,046
Jun-1999                  $ 5,920,547                $ 5,781,580              $ 5,419,470
Jul-1999                  $ 5,731,089                $ 5,601,194              $ 5,260,680
Aug-1999                  $ 5,701,861                $ 5,573,189              $ 5,207,021
Sep-1999                  $ 5,537,647                $ 5,420,483              $ 5,065,911
Oct-1999                  $ 5,830,589                $ 5,763,600              $ 5,376,451
Nov-1999                  $ 5,917,464                $ 5,880,601              $ 5,508,174
Dec-1999                  $ 6,204,462                $ 6,226,968              $ 5,874,468
Jan-2000                  $ 5,872,523                $ 5,914,374              $ 5,637,139
Feb-2000                  $ 5,730,408                $ 5,802,593              $ 5,635,448
Mar-2000                  $ 6,312,617                $ 6,370,086              $ 6,125,169
Apr-2000                  $ 6,099,251                $ 6,178,347              $ 5,924,876
May-2000                  $ 5,943,110                $ 6,051,691              $ 5,773,791
Jun-2000                  $ 6,095,848                $ 6,200,562              $ 5,985,112
Jul-2000                  $ 5,997,095                $ 6,103,833              $ 5,891,744
Aug-2000                  $ 6,374,312                $ 6,482,881              $ 6,298,275
Sep-2000                  $ 5,980,380                $ 6,140,585              $ 5,963,206
Oct-2000                  $ 5,986,958                $ 6,114,795              $ 5,894,033
Nov-2000                  $ 5,487,646                $ 5,632,949              $ 5,375,358
Dec-2000                  $ 5,529,901                $ 5,660,550              $ 5,440,938
Jan-2001                  $ 5,755,521                $ 5,861,500              $ 5,594,916
Feb-2001                  $ 5,208,746                $ 5,326,931              $ 5,074,029
Mar-2001                  $ 4,874,345                $ 4,989,204              $ 4,762,484
Apr-2001                  $ 5,295,001                $ 5,376,865              $ 5,124,433
May-2001                  $ 5,349,539                $ 5,412,890              $ 5,153,130
Jun-2001                  $ 5,229,710                $ 5,281,357              $ 5,016,056
Jul-2001                  $ 5,178,458                $ 5,229,599              $ 4,943,324
Aug-2001                  $ 4,843,412                $ 4,902,226              $ 4,652,162
Sep-2001                  $ 4,395,397                $ 4,506,617              $ 4,299,063
Oct-2001                  $ 4,487,700                $ 4,592,693              $ 4,400,521
Nov-2001                  $ 4,843,574                $ 4,944,953              $ 4,688,755
Dec-2001                  $ 4,882,807                $ 4,988,468              $ 4,741,738
Jan-2002                  $ 4,772,456                $ 4,915,637              $ 4,666,818
Feb-2002                  $ 4,666,030                $ 4,820,765              $ 4,588,416
Mar-2002                  $ 4,841,473                $ 5,002,026              $ 4,744,422
Apr-2002                  $ 4,517,094                $ 4,698,903              $ 4,496,289
May-2002                  $ 4,475,537                $ 4,664,131              $ 4,463,466
Jun-2002                  $ 4,132,263                $ 4,332,045              $ 4,155,040
Jul-2002                  $ 3,810,773                $ 3,994,145              $ 3,846,321
Aug-2002                  $ 3,831,351                $ 4,020,507              $ 3,877,860
Sep-2002                  $ 3,398,792                $ 3,583,478              $ 3,501,320
Oct-2002                  $ 3,683,271                $ 3,898,824              $ 3,773,373
Nov-2002                  $ 3,908,687                $ 4,128,464              $ 3,942,043
Dec-2002                  $ 3,673,384                $ 3,886,124              $ 3,734,297
Jan-2003                  $ 3,583,019                $ 3,784,307              $ 3,636,458
Feb-2003                  $ 3,527,482                $ 3,727,543              $ 3,588,093
Mar-2003                  $ 3,566,284                $ 3,763,700              $ 3,618,233
Apr-2003                  $ 3,866,565                $ 4,073,829              $ 3,884,897
May-2003                  $ 4,083,093                $ 4,288,519              $ 4,073,315
Jun-2003                  $ 4,121,066                $ 4,343,412              $ 4,113,641
Jul-2003                  $ 4,170,106                $ 4,419,856              $ 4,178,636
Aug-2003                  $ 4,247,253                $ 4,506,044              $ 4,259,284
Sep-2003                  $ 4,204,781                $ 4,458,280              $ 4,204,339
Oct-2003                  $ 4,454,545                $ 4,710,618              $ 4,409,931
Nov-2003                  $ 4,510,672                $ 4,752,072              $ 4,446,975
Dec-2003                  $ 4,761,014                $ 5,001,080              $ 4,660,874
Jan-2004                  $ 4,856,235                $ 5,092,600              $ 4,726,592
Feb-2004                  $ 4,930,535                $ 5,163,387              $ 4,782,366
Mar-2004                  $ 4,862,494                $ 5,085,420              $ 4,707,283
Apr-2004                  $ 4,766,703                $ 5,005,579              $ 4,634,320
May-2004                  $ 4,830,576                $ 5,074,155              $ 4,681,590
Jun-2004                  $ 4,915,595                $ 5,172,594              $ 4,765,391
Jul-2004                  $ 4,763,211                $ 5,001,381              $ 4,596,696
Aug-2004                  $ 4,791,790                $ 5,021,387              $ 4,599,454
Sep-2004                  $ 4,856,959                $ 5,075,617              $ 4,652,348
Oct-2004                  $ 4,917,671                $ 5,153,274              $ 4,715,154
Nov-2004                  $ 5,113,394                $ 5,361,982              $ 4,894,330
Dec-2004                  $ 5,295,905                $ 5,544,289              $ 5,047,523

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/3/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Disciplined Equity Fund, which are similar to the expenses of the Select Shares. The returns presented prior to 12/31/97 are based on the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 9/28/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Ultra Shares prior to 3/24/03 (offering date of the Ultra Shares) are calculated using the historical expenses of the Institutional Shares, which are higher than the expenses of the Ultra Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  DIVERSIFIED FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                    9/10/1993
Fiscal Year End                 DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                        $452.8
Primary Benchmark               DIVERSIFIED
                                  BENCHMARK

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Diversified Fund, which seeks to provide high total return from a diversified portfolio of stocks and bonds, had a return of 9.55% (Institutional Shares) during the year December 31, 2004. This compares to a return of 9.80% during the same period for the Diversified Custom Benchmark, which is comprised of the S&P 500 Index (52%), the Russell 2000 Index (3%), the MSCI EAFE (Morgan Stanley Capital International - Europe, Africa and the Far East) Index (10%) and the Salomon Broad Investment Grade Index (35%). The Fund outperformed this composite index on a gross-of-fees basis. On an absolute basis, the fixed income portion of the Portfolio outperformed its benchmark, while the large cap equity, small cap equity and international equity components underperformed. On a relative basis, the large cap equity and fixed income components of the Portfolio outperformed their respective benchmarks, while the small cap equity and international equity components underperformed.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: Security selection drove the Fund's outperformance, while asset allocation was a slightly negative detractor. Security selection within the large cap equity portion contributed to the Fund's outperformance. Strong stock selection within the finance, industrial/cyclical, retail and pharmaceutical/medical technology sectors contributed the most to performance, while positions in the media, software and services and consumer stable sectors were the primary detractors. On a stock specific level, overweight positions in Sepracor, Aetna, and Tyco, and an underweight in Merck, were among the more notable contributors to performance, while overweight positions in Viacom, Coca-Cola, and Forest Labs, as well as underweight positions in Yahoo, detracted from it.

     In fixed income, duration and yield curve positioning detracted from performance for most accounts during the year. Our prepayment-sensitive mortgage position was a strong positive contributor to performance, as was our positioning in investment-grade corporate bonds. The allocation in mortgage private placements resulted in a strong positive contribution to performance, and our allocation to emerging markets debt and high yield drove strong performance gains in those Portfolios in the extended sectors. Our international non-dollar exposure also affected performance positively.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds. Assets are loosely allocated among the various investment options to conform with the Fund's model allocation of 52% large cap equity, 3% small cap equity, 35% fixed income and 10% international equity. We base the actual allocation among these asset classes on the relative attractiveness of each asset class.

     Overall, our positioning favored stocks over bonds. Our asset allocation models suggested we overweight in small caps, which benefit from the strength of the business cycle and favorable risk characteristics relative to large caps. In addition, attractive valuations led us to overweight international equities. Toward the end of the second quarter, we decided to reduce our overweight position in stocks relative to bonds to a modest overweight, as we focused our risk budget on our short duration position and the view that long bond yields will move higher over coming months.

     In the latter half of the year, our investment strategy supported an increased overweighting in equities relative to bonds. We maintained exposure to Japan and Europe ex-U.K. (albeit reduced) markets, which are especially favored on the grounds of their liquidity, valuation and technical merits.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Fixed Income                            21.0%
Finance & Insurance                     16.0%
Consumer Goods & Services               15.5%
Short-Term Investments                  10.1%
Industrial Products & Services           9.4%
Technology                               9.0%
Pharmaceuticals                          5.2%
Energy                                   4.7%
Telecommunications                       3.7%
Utilities                                2.5%
Health Services & Systems                2.2%
REITs                                    0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Electric Co.                 1.8%
 2. Citigroup, Inc.                      1.7%
 3. Exxon Mobil Corp.                    1.3%
 4. Microsoft Corp.                      1.3%
 5. Procter & Gamble Co.                 1.0%
 6. Morgan Stanley                       0.9%
 7. Johnson & Johnson                    0.9%
 8. Tyco International LTD
    (Bermuda)                            0.8%
 9. The Coca-Cola Co.                    0.8%
10. Viacom, Inc., Class B                0.8%

Top 10 equity holdings comprised 11.3% of the Portfolio's market value of investments ($55,829 in thousands). As of December 31, 2004 the Fund held 1002 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                            1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                          ------------------------------------------------------------
CLASS A SHARES
          Without Sales Charge                8.94%            4.44%            0.53%             8.92%
             With Sales Charge*               3.21%            2.59%           (0.55%)            8.34%

CLASS B SHARES
                  Without CDSC                8.16%            4.03%            0.29%             8.79%
                     With CDSC**              3.16%            3.10%           (0.04%)            8.79%

CLASS C SHARES
                  Without CDSC                8.10%            4.03%            0.29%             8.79%
                     With CDSC***             7.10%            4.03%            0.29%             8.79%

INSTITUTIONAL SHARES                          9.55%            4.93%            0.94%             9.30%

SELECT SHARES                                 9.28%            4.66%            0.66%             8.99%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the 10 year period.
***  Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/94 TO 12/31/04)

                  JPMORGAN DIVERSIFIED FUND                                                               LIPPER BALANCED
                    (INSTITUTIONAL SHARES)      DIVERSIFIED BENCHMARK           S&P 500 INDEX               FUNDS INDEX
Dec-1994                  $ 3,000,000                $ 3,000,000                $  3,000,000                $ 3,000,000
Jan-1995                  $ 3,045,600                $ 3,049,500                $  3,077,700                $ 3,037,200
Feb-1995                  $ 3,130,877                $ 3,139,155                $  3,197,730                $ 3,125,583
Mar-1995                  $ 3,201,008                $ 3,214,809                $  3,292,063                $ 3,180,905
Apr-1995                  $ 3,273,991                $ 3,293,572                $  3,389,179                $ 3,240,706
May-1995                  $ 3,380,396                $ 3,405,553                $  3,524,746                $ 3,344,409
Jun-1995                  $ 3,426,032                $ 3,454,253                $  3,606,521                $ 3,403,605
Jul-1995                  $ 3,508,256                $ 3,538,882                $  3,726,257                $ 3,475,421
Aug-1995                  $ 3,523,342                $ 3,546,313                $  3,735,573                $ 3,502,529
Sep-1995                  $ 3,614,596                $ 3,644,546                $  3,893,214                $ 3,586,240
Oct-1995                  $ 3,611,343                $ 3,640,173                $  3,879,198                $ 3,577,274
Nov-1995                  $ 3,730,879                $ 3,757,750                $  4,049,495                $ 3,688,527
Dec-1995                  $ 3,805,123                $ 3,831,778                $  4,127,650                $ 3,746,437
Jan-1996                  $ 3,881,606                $ 3,910,330                $  4,267,990                $ 3,814,248
Feb-1996                  $ 3,898,297                $ 3,910,721                $  4,307,683                $ 3,816,155
Mar-1996                  $ 3,918,178                $ 3,931,056                $  4,349,036                $ 3,830,656
Apr-1996                  $ 3,944,822                $ 3,968,795                $  4,412,967                $ 3,855,939
May-1996                  $ 3,981,509                $ 4,018,801                $  4,526,822                $ 3,895,269
Jun-1996                  $ 4,005,000                $ 4,042,110                $  4,544,024                $ 3,908,124
Jul-1996                  $ 3,908,479                $ 3,930,548                $  4,343,178                $ 3,807,685
Aug-1996                  $ 3,948,346                $ 3,979,287                $  4,434,819                $ 3,867,846
Sep-1996                  $ 4,090,091                $ 4,135,275                $  4,684,499                $ 4,011,343
Oct-1996                  $ 4,169,848                $ 4,220,875                $  4,813,791                $ 4,096,384
Nov-1996                  $ 4,374,588                $ 4,433,185                $  5,177,714                $ 4,287,275
Dec-1996                  $ 4,325,592                $ 4,371,564                $  5,075,195                $ 4,235,828
Jan-1997                  $ 4,433,732                $ 4,506,645                $  5,392,395                $ 4,366,715
Feb-1997                  $ 4,459,004                $ 4,530,981                $  5,434,456                $ 4,382,872
Mar-1997                  $ 4,347,083                $ 4,413,176                $  5,211,100                $ 4,255,330
Apr-1997                  $ 4,477,061                $ 4,575,139                $  5,522,202                $ 4,383,416
May-1997                  $ 4,683,006                $ 4,780,105                $  5,858,504                $ 4,563,136
Jun-1997                  $ 4,834,735                $ 4,944,063                $  6,120,965                $ 4,714,176
Jul-1997                  $ 5,087,592                $ 5,210,548                $  6,608,194                $ 4,982,884
Aug-1997                  $ 4,910,544                $ 5,007,858                $  6,238,135                $ 4,824,926
Sep-1997                  $ 5,080,940                $ 5,215,183                $  6,579,985                $ 5,017,441
Oct-1997                  $ 4,980,845                $ 5,103,578                $  6,360,214                $ 4,926,123
Nov-1997                  $ 5,080,960                $ 5,228,616                $  6,654,692                $ 5,016,764
Dec-1997                  $ 5,142,948                $ 5,301,294                $  6,769,152                $ 5,096,029
Jan-1998                  $ 5,218,549                $ 5,377,632                $  6,844,290                $ 5,132,211
Feb-1998                  $ 5,425,726                $ 5,624,465                $  7,337,763                $ 5,335,960
Mar-1998                  $ 5,580,901                $ 5,806,136                $  7,713,457                $ 5,499,240
Apr-1998                  $ 5,637,268                $ 5,852,585                $  7,791,363                $ 5,537,735
May-1998                  $ 5,621,484                $ 5,807,520                $  7,657,351                $ 5,481,803
Jun-1998                  $ 5,726,044                $ 5,951,546                $  7,968,240                $ 5,582,669
Jul-1998                  $ 5,697,986                $ 5,914,647                $  7,883,776                $ 5,517,351
Aug-1998                  $ 5,201,122                $ 5,394,158                $  6,743,782                $ 5,041,756
Sep-1998                  $ 5,375,359                $ 5,614,779                $  7,176,059                $ 5,259,560
Oct-1998                  $ 5,639,289                $ 5,908,993                $  7,759,472                $ 5,456,267
Nov-1998                  $ 5,882,907                $ 6,145,944                $  8,229,696                $ 5,655,966
Dec-1998                  $ 6,099,986                $ 6,372,729                $  8,703,727                $ 5,864,672
Jan-1999                  $ 6,205,516                $ 6,528,224                $  9,067,542                $ 5,958,506
Feb-1999                  $ 6,016,868                $ 6,351,309                $  8,785,542                $ 5,815,502
Mar-1999                  $ 6,196,772                $ 6,525,970                $  9,136,964                $ 5,959,145
Apr-1999                  $ 6,434,728                $ 6,708,697                $  9,490,564                $ 6,154,605
May-1999                  $ 6,302,816                $ 6,573,181                $  9,266,587                $ 6,059,824
Jun-1999                  $ 6,515,221                $ 6,789,439                $  9,780,882                $ 6,227,075
Jul-1999                  $ 6,431,175                $ 6,684,203                $  9,475,719                $ 6,110,629
Aug-1999                  $ 6,408,666                $ 6,660,140                $  9,428,340                $ 6,046,467
Sep-1999                  $ 6,355,474                $ 6,599,532                $  9,170,004                $ 5,969,073
Oct-1999                  $ 6,555,671                $ 6,848,995                $  9,750,465                $ 6,142,176
Nov-1999                  $ 6,684,818                $ 6,957,209                $  9,948,399                $ 6,208,511
Dec-1999                  $ 6,968,923                $ 7,245,237                $ 10,534,360                $ 6,392,283
Jan-2000                  $ 6,745,917                $ 6,998,899                $ 10,005,535                $ 6,231,837
Feb-2000                  $ 6,829,567                $ 7,012,197                $  9,816,431                $ 6,216,880
Mar-2000                  $ 7,154,654                $ 7,413,996                $ 10,776,477                $ 6,583,055
Apr-2000                  $ 6,912,827                $ 7,237,543                $ 10,452,105                $ 6,462,585
May-2000                  $ 6,759,362                $ 7,127,532                $ 10,237,837                $ 6,401,837
Jun-2000                  $ 6,964,171                $ 7,317,837                $ 10,489,688                $ 6,504,266
Jul-2000                  $ 6,884,779                $ 7,243,927                $ 10,326,049                $ 6,486,704
Aug-2000                  $ 7,146,401                $ 7,537,306                $ 10,967,297                $ 6,776,011
Sep-2000                  $ 6,894,133                $ 7,305,157                $ 10,388,223                $ 6,633,715
Oct-2000                  $ 6,865,867                $ 7,278,128                $ 10,344,593                $ 6,627,745
Nov-2000                  $ 6,562,396                $ 6,971,719                $  9,529,439                $ 6,387,158
Dec-2000                  $ 6,692,331                $ 7,078,386                $  9,576,133                $ 6,546,198
Jan-2001                  $ 6,883,062                $ 7,260,301                $  9,916,086                $ 6,684,977
Feb-2001                  $ 6,496,923                $ 6,869,697                $  9,011,739                $ 6,425,600
Mar-2001                  $ 6,227,950                $ 6,600,405                $  8,440,395                $ 6,218,053
Apr-2001                  $ 6,532,497                $ 6,917,884                $  9,096,213                $ 6,479,212
May-2001                  $ 6,586,717                $ 6,938,638                $  9,157,158                $ 6,536,877
Jun-2001                  $ 6,498,455                $ 6,837,334                $  8,934,639                $ 6,436,862
Jul-2001                  $ 6,469,211                $ 6,833,915                $  8,847,079                $ 6,432,356
Aug-2001                  $ 6,262,197                $ 6,613,863                $  8,293,252                $ 6,249,034
Sep-2001                  $ 5,878,324                $ 6,271,265                $  7,623,987                $ 5,948,456
Oct-2001                  $ 6,021,167                $ 6,404,843                $  7,769,605                $ 6,047,795
Nov-2001                  $ 6,281,884                $ 6,668,082                $  8,365,534                $ 6,288,497
Dec-2001                  $ 6,322,088                $ 6,700,755                $  8,439,150                $ 6,333,774
Jan-2002                  $ 6,222,199                $ 6,630,397                $  8,315,939                $ 6,278,037
Feb-2002                  $ 6,167,444                $ 6,585,311                $  8,155,441                $ 6,235,347
Mar-2002                  $ 6,317,929                $ 6,727,553                $  8,462,086                $ 6,371,901
Apr-2002                  $ 6,147,345                $ 6,566,092                $  7,949,283                $ 6,218,975
May-2002                  $ 6,131,977                $ 6,560,183                $  7,890,459                $ 6,215,866
Jun-2002                  $ 5,840,708                $ 6,298,431                $  7,328,658                $ 5,950,448
Jul-2002                  $ 5,522,389                $ 5,978,471                $  6,757,023                $ 5,645,190
Aug-2002                  $ 5,583,136                $ 6,033,473                $  6,801,619                $ 5,703,336
Sep-2002                  $ 5,200,691                $ 5,648,537                $  6,062,283                $ 5,362,846
Oct-2002                  $ 5,455,005                $ 5,933,789                $  6,595,764                $ 5,586,477
Nov-2002                  $ 5,673,750                $ 6,158,086                $  6,984,254                $ 5,813,288
Dec-2002                  $ 5,500,133                $ 5,983,812                $  6,574,279                $ 5,656,329
Jan-2003                  $ 5,392,881                $ 5,873,710                $  6,402,033                $ 5,571,484
Feb-2003                  $ 5,351,895                $ 5,838,468                $  6,306,002                $ 5,529,698
Mar-2003                  $ 5,363,134                $ 5,856,567                $  6,367,170                $ 5,552,370
Apr-2003                  $ 5,681,168                $ 6,199,762                $  6,891,825                $ 5,852,753
May-2003                  $ 5,937,957                $ 6,466,971                $  7,255,024                $ 6,111,445
Jun-2003                  $ 5,984,273                $ 6,525,174                $  7,347,889                $ 6,157,892
Jul-2003                  $ 5,953,154                $ 6,535,614                $  7,477,212                $ 6,172,055
Aug-2003                  $ 6,061,502                $ 6,642,145                $  7,623,017                $ 6,276,363
Sep-2003                  $ 6,105,751                $ 6,683,326                $  7,542,213                $ 6,284,522
Oct-2003                  $ 6,333,495                $ 6,916,574                $  7,969,102                $ 6,491,911
Nov-2003                  $ 6,405,697                $ 6,978,132                $  8,039,231                $ 6,549,689
Dec-2003                  $ 6,666,409                $ 7,251,674                $  8,460,486                $ 6,784,168
Jan-2004                  $ 6,775,738                $ 7,361,175                $  8,615,313                $ 6,885,252
Feb-2004                  $ 6,869,243                $ 7,461,287                $  8,735,066                $ 6,978,892
Mar-2004                  $ 6,846,575                $ 7,429,203                $  8,603,166                $ 6,945,393
Apr-2004                  $ 6,674,041                $ 7,273,190                $  8,468,097                $ 6,799,540
May-2004                  $ 6,700,070                $ 7,319,738                $  8,584,110                $ 6,829,458
Jun-2004                  $ 6,792,531                $ 7,433,926                $  8,750,641                $ 6,935,997
Jul-2004                  $ 6,661,435                $ 7,292,682                $  8,460,995                $ 6,805,601
Aug-2004                  $ 6,745,369                $ 7,360,504                $  8,494,839                $ 6,847,115
Sep-2004                  $ 6,823,615                $ 7,438,525                $  8,586,583                $ 6,949,137
Oct-2004                  $ 6,908,228                $ 7,550,103                $  8,717,958                $ 7,024,187
Nov-2004                  $ 7,103,731                $ 7,757,731                $  9,071,035                $ 7,213,138
Dec-2004                  $ 7,300,449                $ 7,961,759                $  9,379,451                $ 7,393,466

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/10/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Diversified Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Diversified Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, B, and C Shares prior to 3/24/03 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Diversified Fund, Diversified Benchmark. S&P 500 Index, and Lipper Balanced Funds Index from December 31, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Diversified Benchmark comprises of 52% of the S&P 500 Index, 3% of the Russell 2000 Index, 35% of the Citigroup Broad Investment Grade Bond Index and 10% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  EQUITY GROWTH FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                    3/29/1988
Fiscal Year End                 DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                         $52.0
Primary Benchmark              RUSSELL 1000
                               GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Equity Growth Fund, which seeks to provide capital appreciation (producing current income is a secondary objective), returned 4.5% (Select shares) during the year ended December 31, 2004, while its benchmark, the Russell 1000 Growth Index, returned 6.3%.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: For the year, the Fund's performance benefited from solid stock selection within the capital markets, media and network technology sectors. At the stock-specific level, aiding performance the most was a position in Sepracor, the drug maker, whose stock rose sharply owing to optimism about its new insomnia medication, Lunesta. Most recently, the stock received an incremental boost due to favorable Food and Drug Administration labeling for Lunesta. Additionally, our overweight position in the Chicago Mercantile Exchange contributed positively to performance as trading volumes grew dramatically in 2004 over 2003. The Fund's holding in Yahoo also added value as Internet advertising rebounded strongly in 2004. Elsewhere within the portfolio, positions in Legg Mason, Freddie Mac and 3M contributed solidly to performance.

     On the other hand, stock picking within the health services and systems, semiconductors and pharma/medical technology sectors detracted from results. Our overweight positions in Forest Labs and Omnicare negatively impacted performance. Forest Labs stock declined on news that orders were down and that its once promising drug, Neramexane, did not pass its first trials for statistical significance. However, we maintain our overweight position, as Forest Labs generates substantial cash flow, is cheap relative to our forecasts for earnings growth and will potentially buy back a substantial amount of shares. Omnicare, a pharmacy services company to long-term care facilities, saw its stock fall on an announced change in Medicare reimbursement procedures.

Q:   HOW WAS THE FUND MANAGED?

A: At a high level, we continued to manage the Portfolio with a largely sector-neutral, style-consistent approach. Driving our investment results were the stock selections of our experienced growth portfolio management team, which utilizes the proven insights of our team of global equity analysts. At the stock-specific level, the Portfolio continued to concentrate on consistent growth companies with strong business franchises and reasonable valuations, cyclical growers with favorable supply/demand characteristics, strong secular growers and opportunistic deep-value companies.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              33.4%
Consumer Goods & Services               23.2%
Pharmaceuticals                         14.7%
Finance & Insurance                      8.6%
Industrial Products & Services           7.4%
Health Services & Systems                6.3%
Telecommunications                       2.9%
Energy                                   2.5%
Short-Term Investments                   1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Johnson & Johnson                    3.9%
 2. Microsoft Corp.                      3.8%
 3. Procter & Gamble Co.                 2.8%
 4. Pfizer, Inc.                         2.8%
 5. Dell, Inc.                           2.6%
 6. Home Depot, Inc.                     2.4%
 7. Cisco Systems, Inc.                  2.2%
 8. Intel Corp.                          2.0%
 9. The Coca-Cola Co.                    2.0%
10. Wal-Mart Stores, Inc.                1.9%

Top 10 equity holdings comprised 26.4% of the Portfolio's market value of investments ($13,743 in thousands). As of December 31, 2004 the Fund held 102 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                            1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                          ------------------------------------------------------------
CLASS A SHARES
          Without Sales Charge                4.21%           (3.41%)         (11.10%)            7.93%
             With Sales Charge*              (1.27%)          (5.13%)         (12.05%)            7.36%

CLASS B SHARES
                  Without CDSC                3.44%           (4.11%)         (11.59%)            7.64%
                     With CDSC**             (1.56%)          (5.08%)         (11.86%)            7.64%

CLASS C SHARES
                  Without CDSC                3.45%           (4.09%)         (11.60%)            7.63%
                     With CDSC***             2.45%           (4.09%)         (11.60%)            7.63%

SELECT SHARES                                 4.47%           (3.17%)         (10.87%)            8.11%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the 5 year period and 0% CDSC for the ten year period.
***  Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/94 TO 12/31/04)

                JPMORGAN EQUITY GROWTH FUND                                  LIPPER LARGE-CAP GROWTH
                      (SELECT SHARES)          RUSSELL 1000 GROWTH INDEX           FUNDS INDEX
Dec-1994                $ 1,000,000                   $ 1,000,000                  $ 1,000,000
Jan-1995                $ 1,009,800                   $ 1,021,300                  $ 1,007,800
Feb-1995                $ 1,041,811                   $ 1,064,092                  $ 1,042,468
Mar-1995                $ 1,069,419                   $ 1,095,164                  $ 1,072,074
Apr-1995                $ 1,081,396                   $ 1,119,148                  $ 1,101,342
May-1995                $ 1,107,998                   $ 1,158,206                  $ 1,137,796
Jun-1995                $ 1,158,966                   $ 1,202,913                  $ 1,195,938
Jul-1995                $ 1,211,583                   $ 1,252,954                  $ 1,260,997
Aug-1995                $ 1,212,674                   $ 1,254,333                  $ 1,268,058
Sep-1995                $ 1,232,198                   $ 1,312,157                  $ 1,315,103
Oct-1995                $ 1,225,174                   $ 1,313,076                  $ 1,307,607
Nov-1995                $ 1,254,946                   $ 1,364,154                  $ 1,348,797
Dec-1995                $ 1,258,209                   $ 1,371,930                  $ 1,349,337
Jan-1996                $ 1,293,439                   $ 1,417,890                  $ 1,389,007
Feb-1996                $ 1,321,118                   $ 1,443,837                  $ 1,420,260
Mar-1996                $ 1,327,064                   $ 1,445,714                  $ 1,420,970
Apr-1996                $ 1,369,928                   $ 1,483,736                  $ 1,454,789
May-1996                $ 1,407,327                   $ 1,535,519                  $ 1,497,705
Jun-1996                $ 1,386,217                   $ 1,537,669                  $ 1,484,226
Jul-1996                $ 1,301,658                   $ 1,447,561                  $ 1,404,820
Aug-1996                $ 1,340,707                   $ 1,484,908                  $ 1,446,964
Sep-1996                $ 1,413,374                   $ 1,593,010                  $ 1,547,673
Oct-1996                $ 1,436,694                   $ 1,602,568                  $ 1,567,019
Nov-1996                $ 1,533,240                   $ 1,722,920                  $ 1,668,405
Dec-1996                $ 1,516,375                   $ 1,689,151                  $ 1,627,029
Jan-1997                $ 1,651,938                   $ 1,807,561                  $ 1,730,182
Feb-1997                $ 1,657,390                   $ 1,795,269                  $ 1,705,268
Mar-1997                $ 1,566,233                   $ 1,698,145                  $ 1,617,958
Apr-1997                $ 1,694,195                   $ 1,810,902                  $ 1,706,784
May-1997                $ 1,803,131                   $ 1,941,649                  $ 1,822,674
Jun-1997                $ 1,881,748                   $ 2,019,315                  $ 1,899,044
Jul-1997                $ 2,047,718                   $ 2,197,823                  $ 2,080,593
Aug-1997                $ 1,914,821                   $ 2,069,250                  $ 1,967,201
Sep-1997                $ 2,037,370                   $ 2,171,057                  $ 2,075,790
Oct-1997                $ 1,961,987                   $ 2,090,728                  $ 2,003,760
Nov-1997                $ 2,049,295                   $ 2,179,584                  $ 2,048,244
Dec-1997                $ 2,080,240                   $ 2,203,995                  $ 2,076,100
Jan-1998                $ 2,128,501                   $ 2,269,895                  $ 2,112,847
Feb-1998                $ 2,261,320                   $ 2,440,591                  $ 2,274,268
Mar-1998                $ 2,348,607                   $ 2,537,970                  $ 2,380,022
Apr-1998                $ 2,388,768                   $ 2,572,994                  $ 2,420,006
May-1998                $ 2,361,536                   $ 2,499,921                  $ 2,365,798
Jun-1998                $ 2,543,138                   $ 2,653,167                  $ 2,501,122
Jul-1998                $ 2,529,151                   $ 2,635,656                  $ 2,499,871
Aug-1998                $ 2,159,642                   $ 2,240,044                  $ 2,091,642
Sep-1998                $ 2,308,441                   $ 2,412,079                  $ 2,243,705
Oct-1998                $ 2,486,884                   $ 2,606,010                  $ 2,388,424
Nov-1998                $ 2,666,437                   $ 2,804,328                  $ 2,552,508
Dec-1998                $ 2,940,813                   $ 3,057,278                  $ 2,833,284
Jan-1999                $ 3,174,020                   $ 3,236,740                  $ 3,017,164
Feb-1999                $ 3,032,458                   $ 3,088,821                  $ 2,893,159
Mar-1999                $ 3,191,966                   $ 3,251,602                  $ 3,057,490
Apr-1999                $ 3,099,718                   $ 3,255,829                  $ 3,067,886
May-1999                $ 3,038,963                   $ 3,155,875                  $ 2,966,339
Jun-1999                $ 3,288,766                   $ 3,376,786                  $ 3,172,499
Jul-1999                $ 3,201,614                   $ 3,269,405                  $ 3,072,883
Aug-1999                $ 3,209,938                   $ 3,322,696                  $ 3,073,497
Sep-1999                $ 3,168,851                   $ 3,252,919                  $ 3,042,455
Oct-1999                $ 3,403,663                   $ 3,498,515                  $ 3,275,811
Nov-1999                $ 3,548,659                   $ 3,687,085                  $ 3,437,636
Dec-1999                $ 3,876,910                   $ 4,070,541                  $ 3,819,558
Jan-2000                $ 3,719,895                   $ 3,879,633                  $ 3,666,394
Feb-2000                $ 3,933,417                   $ 4,069,347                  $ 3,859,246
Mar-2000                $ 4,148,181                   $ 4,360,712                  $ 4,130,165
Apr-2000                $ 3,961,928                   $ 4,153,142                  $ 3,810,490
May-2000                $ 3,618,033                   $ 3,943,824                  $ 3,591,006
Jun-2000                $ 3,951,253                   $ 4,242,766                  $ 3,828,371
Jul-2000                $ 3,834,691                   $ 4,065,843                  $ 3,750,656
Aug-2000                $ 4,110,789                   $ 4,433,801                  $ 4,075,087
Sep-2000                $ 3,602,696                   $ 4,014,364                  $ 3,764,158
Oct-2000                $ 3,419,318                   $ 3,824,484                  $ 3,565,034
Nov-2000                $ 3,023,703                   $ 3,260,755                  $ 3,086,607
Dec-2000                $ 2,960,508                   $ 3,157,715                  $ 3,067,470
Jan-2001                $ 3,108,533                   $ 3,375,914                  $ 3,156,733
Feb-2001                $ 2,667,432                   $ 2,802,683                  $ 2,668,071
Mar-2001                $ 2,412,959                   $ 2,497,751                  $ 2,390,858
Apr-2001                $ 2,691,415                   $ 2,813,717                  $ 2,647,636
May-2001                $ 2,655,888                   $ 2,772,355                  $ 2,627,514
Jun-2001                $ 2,620,299                   $ 2,708,037                  $ 2,551,842
Jul-2001                $ 2,573,658                   $ 2,640,336                  $ 2,460,486
Aug-2001                $ 2,384,751                   $ 2,424,356                  $ 2,273,489
Sep-2001                $ 2,139,599                   $ 2,182,406                  $ 2,044,776
Oct-2001                $ 2,252,142                   $ 2,296,982                  $ 2,129,634
Nov-2001                $ 2,398,982                   $ 2,517,722                  $ 2,324,709
Dec-2001                $ 2,401,860                   $ 2,512,938                  $ 2,335,402
Jan-2002                $ 2,372,798                   $ 2,468,459                  $ 2,282,622
Feb-2002                $ 2,301,851                   $ 2,366,018                  $ 2,188,122
Mar-2002                $ 2,343,515                   $ 2,447,882                  $ 2,276,084
Apr-2002                $ 2,126,505                   $ 2,248,135                  $ 2,124,497
May-2002                $ 2,089,291                   $ 2,193,730                  $ 2,085,831
Jun-2002                $ 1,892,480                   $ 1,990,810                  $ 1,916,044
Jul-2002                $ 1,803,723                   $ 1,881,316                  $ 1,771,766
Aug-2002                $ 1,816,349                   $ 1,886,960                  $ 1,781,511
Sep-2002                $ 1,612,736                   $ 1,691,282                  $ 1,608,883
Oct-2002                $ 1,784,976                   $ 1,846,372                  $ 1,732,767
Nov-2002                $ 1,876,724                   $ 1,946,630                  $ 1,804,503
Dec-2002                $ 1,728,275                   $ 1,812,118                  $ 1,678,729
Jan-2003                $ 1,681,266                   $ 1,768,084                  $ 1,639,951
Feb-2003                $ 1,673,869                   $ 1,759,951                  $ 1,622,403
Mar-2003                $ 1,721,574                   $ 1,792,686                  $ 1,652,904
Apr-2003                $ 1,843,806                   $ 1,925,165                  $ 1,773,897
May-2003                $ 1,903,361                   $ 2,021,231                  $ 1,860,818
Jun-2003                $ 1,910,022                   $ 2,049,124                  $ 1,876,263
Jul-2003                $ 1,950,324                   $ 2,100,147                  $ 1,930,674
Aug-2003                $ 1,976,458                   $ 2,152,441                  $ 1,978,169
Sep-2003                $ 1,925,663                   $ 2,129,410                  $ 1,936,034
Oct-2003                $ 2,027,723                   $ 2,249,083                  $ 2,053,551
Nov-2003                $ 2,042,728                   $ 2,272,698                  $ 2,073,060
Dec-2003                $ 2,086,647                   $ 2,351,333                  $ 2,131,520
Jan-2004                $ 2,102,297                   $ 2,399,300                  $ 2,172,445
Feb-2004                $ 2,114,911                   $ 2,414,656                  $ 2,181,787
Mar-2004                $ 2,099,260                   $ 2,369,985                  $ 2,157,351
Apr-2004                $ 2,058,325                   $ 2,342,493                  $ 2,109,026
May-2004                $ 2,110,606                   $ 2,386,063                  $ 2,147,200
Jun-2004                $ 2,138,255                   $ 2,415,889                  $ 2,177,905
Jul-2004                $ 1,985,370                   $ 2,279,391                  $ 2,049,190
Aug-2004                $ 1,968,891                   $ 2,268,222                  $ 2,034,641
Sep-2004                $ 1,989,762                   $ 2,289,771                  $ 2,082,252
Oct-2004                $ 2,022,593                   $ 2,325,491                  $ 2,107,447
Nov-2004                $ 2,098,642                   $ 2,405,488                  $ 2,201,439
Dec-2004                $ 2,180,854                   $ 2,499,783                  $ 2,290,377

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/13/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Growth Fund, formerly Chase Equity Growth Fund, is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from December 31, 1994 to December 31, 2004. The performance of the fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  EQUITY INCOME FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                    3/29/1988
Fiscal Year End                 DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                         $64.1
Primary Benchmark              RUSSELL 1000
                                VALUE INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Equity Income Fund, which seeks to invest in securities that provide both capital appreciation and current income, rose 18.0% (Select shares) during the year ended December 31, 2004. The Fund had a strong period of performance and outperformed its benchmark, the Russell 1000 Value Index, which gained 16.5%.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The market advanced and recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. Federal Reserve Chairman Greenspan raised the federal funds rate five times since June, while long-term interest rates declined resulting in a flattening of the yield curve. Energy was the best performing sector of the market, as companies benefited from high oil and natural gas prices. Health care was the worst performing sector as investors were concerned by a diminishing pipeline in the big pharmaceutical space and increasing headline risk. Small caps continued to beat large caps as the S&P SmallCap Index returned 22.6% over the year.

     Stock selection in the Fund's financial and consumer discretionary holdings helped the portfolio outperform over the period. Two top contributors were ExxonMobil and ConocoPhilips as both companies benefited from increasing oil prices.

     Despite the Fund's outperformance, a number of individual holdings performed poorly over the period. Pfizer, one of the portfolio's largest detractors, plunged after announcing risks related to its blockbuster painkiller, Celebrex. Another detractor, also a main headline in the news, was insurance broker Marsh & McLennan Companies. Shares of the company plummeted after New York State Attorney General Eliot Spitzer named the company in a high profile suit alleging it steered clients to insurers with whom it had lucrative payoff agreements.

Q:   HOW WAS THE FUND MANAGED?

A: The Portfolio Manager's focus remains on stock selection, believing that quality companies trading at attractive valuations will outperform in the long-term. The Fund continues to focus on stocks that have above-average dividend yields. The Portfolio Manager sought to maintain significant sector diversification in the Portfolio and to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                     35.1%
Consumer Goods & Services               11.9%
Utilities                               11.6%
Energy                                  11.0%
Industrial Products & Services           8.2%
Telecommunications                       7.9%
REITs                                    5.9%
Short-Term Investments                   3.4%
Technology                               3.4%
Pharmaceuticals                          1.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. ExxonMobil Corp.                     4.5%
 2. Citigroup, Inc.                      4.4%
 3. Bank of America Corp.                3.8%
 4. General Electric Co.                 3.2%
 5. Wachovia Corp.                       2.9%
 6. Chubb Corp.                          2.9%
 7. Alltel Corp.                         2.8%
 8. ChevronTexaco Corp.                  2.7%
 9. Verizon Communications, Inc.         2.5%
10. ConocoPhillips                       2.5%

Top 10 equity holdings comprised 32.2% of the Portfolio's market value of investments ($20,613 in thousands). As of December 31, 2004 the Fund held 79 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                            1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                          ------------------------------------------------------------
CLASS A SHARES
          Without Sales Charge               17.55%            4.49%           (0.93%)           10.85%
             With Sales Charge*              11.38%            2.63%           (1.99%)           10.26%

CLASS B SHARES
                  Without CDSC               16.96%            3.94%           (1.32%)           10.63%
                     With CDSC**             11.96%            3.01%           (1.59%)           10.63%

CLASS C SHARES
                  Without CDSC               16.96%            3.95%           (1.32%)           10.63%
                     With CDSC***            15.96%            3.95%           (1.32%)           10.63%

SELECT SHARES                                17.95%            4.84%           (0.60%)           11.08%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.
***  Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/94 TO 12/31/04)

               JPMORGAN EQUITY INCOME FUND                                LIPPER EQUITY INCOME
                     (SELECT SHARES)         RUSSELL 1000 VALUE INDEX          FUNDS INDEX
Dec-1994               $ 1,000,000                 $ 1,000,000                 $ 1,000,000
Jan-1995               $ 1,020,700                 $ 1,030,800                 $ 1,017,900
Feb-1995               $ 1,054,791                 $ 1,071,517                 $ 1,050,676
Mar-1995               $ 1,083,798                 $ 1,094,983                 $ 1,075,472
Apr-1995               $ 1,117,288                 $ 1,129,584                 $ 1,101,284
May-1995               $ 1,150,806                 $ 1,177,140                 $ 1,135,093
Jun-1995               $ 1,165,882                 $ 1,193,031                 $ 1,150,190
Jul-1995               $ 1,215,082                 $ 1,234,549                 $ 1,181,705
Aug-1995               $ 1,220,671                 $ 1,251,956                 $ 1,196,240
Sep-1995               $ 1,271,451                 $ 1,297,277                 $ 1,233,443
Oct-1995               $ 1,253,524                 $ 1,284,434                 $ 1,215,928
Nov-1995               $ 1,299,904                 $ 1,349,554                 $ 1,267,119
Dec-1995               $ 1,336,821                 $ 1,383,428                 $ 1,298,417
Jan-1996               $ 1,367,568                 $ 1,426,591                 $ 1,328,150
Feb-1996               $ 1,375,363                 $ 1,437,433                 $ 1,337,846
Mar-1996               $ 1,399,982                 $ 1,461,870                 $ 1,354,703
Apr-1996               $ 1,408,942                 $ 1,467,425                 $ 1,367,166
May-1996               $ 1,433,035                 $ 1,485,767                 $ 1,387,400
Jun-1996               $ 1,438,624                 $ 1,486,956                 $ 1,389,481
Jul-1996               $ 1,379,928                 $ 1,430,749                 $ 1,344,045
Aug-1996               $ 1,409,597                 $ 1,471,669                 $ 1,374,420
Sep-1996               $ 1,476,130                 $ 1,530,241                 $ 1,424,999
Oct-1996               $ 1,512,442                 $ 1,589,461                 $ 1,458,629
Nov-1996               $ 1,602,886                 $ 1,704,697                 $ 1,541,917
Dec-1996               $ 1,576,118                 $ 1,682,877                 $ 1,532,049
Jan-1997               $ 1,674,941                 $ 1,764,497                 $ 1,588,122
Feb-1997               $ 1,679,463                 $ 1,790,435                 $ 1,610,038
Mar-1997               $ 1,619,170                 $ 1,725,979                 $ 1,557,872
Apr-1997               $ 1,718,588                 $ 1,798,470                 $ 1,604,297
May-1997               $ 1,805,720                 $ 1,899,005                 $ 1,696,705
Jun-1997               $ 1,895,103                 $ 1,980,472                 $ 1,760,840
Jul-1997               $ 2,038,183                 $ 2,129,404                 $ 1,866,843
Aug-1997               $ 1,921,395                 $ 2,053,597                 $ 1,807,104
Sep-1997               $ 2,010,164                 $ 2,177,634                 $ 1,898,724
Oct-1997               $ 1,952,673                 $ 2,116,878                 $ 1,843,091
Nov-1997               $ 2,027,461                 $ 2,210,444                 $ 1,904,282
Dec-1997               $ 2,065,374                 $ 2,274,989                 $ 1,948,271
Jan-1998               $ 2,083,756                 $ 2,242,684                 $ 1,947,491
Feb-1998               $ 2,212,324                 $ 2,393,617                 $ 2,052,656
Mar-1998               $ 2,310,330                 $ 2,540,106                 $ 2,145,641
Apr-1998               $ 2,350,067                 $ 2,557,125                 $ 2,144,568
May-1998               $ 2,303,536                 $ 2,519,279                 $ 2,118,190
Jun-1998               $ 2,384,620                 $ 2,551,526                 $ 2,135,348
Jul-1998               $ 2,356,482                 $ 2,506,619                 $ 2,080,256
Aug-1998               $ 2,053,674                 $ 2,133,634                 $ 1,829,377
Sep-1998               $ 2,192,092                 $ 2,256,105                 $ 1,923,407
Oct-1998               $ 2,351,237                 $ 2,430,953                 $ 2,037,080
Nov-1998               $ 2,489,961                 $ 2,544,236                 $ 2,123,249
Dec-1998               $ 2,605,993                 $ 2,630,740                 $ 2,177,604
Jan-1999               $ 2,617,980                 $ 2,651,785                 $ 2,174,773
Feb-1999               $ 2,602,796                 $ 2,614,395                 $ 2,134,539
Mar-1999               $ 2,674,633                 $ 2,668,513                 $ 2,179,578
Apr-1999               $ 2,819,331                 $ 2,917,752                 $ 2,334,328
May-1999               $ 2,756,460                 $ 2,885,657                 $ 2,301,648
Jun-1999               $ 2,878,571                 $ 2,969,341                 $ 2,374,150
Jul-1999               $ 2,815,242                 $ 2,882,339                 $ 2,314,084
Aug-1999               $ 2,829,319                 $ 2,775,405                 $ 2,260,166
Sep-1999               $ 2,729,727                 $ 2,678,265                 $ 2,180,156
Oct-1999               $ 2,855,294                 $ 2,832,534                 $ 2,253,627
Nov-1999               $ 2,874,139                 $ 2,810,440                 $ 2,241,007
Dec-1999               $ 2,946,567                 $ 2,823,930                 $ 2,268,795
Jan-2000               $ 2,876,144                 $ 2,731,870                 $ 2,182,808
Feb-2000               $ 2,781,519                 $ 2,528,892                 $ 2,059,916
Mar-2000               $ 3,025,180                 $ 2,837,417                 $ 2,250,458
Apr-2000               $ 2,988,575                 $ 2,804,503                 $ 2,233,354
May-2000               $ 2,941,655                 $ 2,833,950                 $ 2,267,078
Jun-2000               $ 2,989,015                 $ 2,704,438                 $ 2,218,336
Jul-2000               $ 2,945,077                 $ 2,738,244                 $ 2,231,202
Aug-2000               $ 3,102,933                 $ 2,890,490                 $ 2,361,951
Sep-2000               $ 2,950,269                 $ 2,917,083                 $ 2,356,754
Oct-2000               $ 2,980,657                 $ 2,988,843                 $ 2,406,246
Nov-2000               $ 2,811,355                 $ 2,877,957                 $ 2,321,546
Dec-2000               $ 2,833,003                 $ 3,022,143                 $ 2,437,856
Jan-2001               $ 2,845,751                 $ 3,033,929                 $ 2,458,090
Feb-2001               $ 2,645,979                 $ 2,949,586                 $ 2,375,990
Mar-2001               $ 2,497,540                 $ 2,845,465                 $ 2,289,029
Apr-2001               $ 2,675,864                 $ 2,984,893                 $ 2,407,829
May-2001               $ 2,679,878                 $ 3,052,053                 $ 2,449,725
Jun-2001               $ 2,583,939                 $ 2,984,298                 $ 2,388,972
Jul-2001               $ 2,598,409                 $ 2,978,031                 $ 2,386,344
Aug-2001               $ 2,436,008                 $ 2,858,612                 $ 2,307,595
Sep-2001               $ 2,283,270                 $ 2,657,365                 $ 2,148,602
Oct-2001               $ 2,309,300                 $ 2,634,512                 $ 2,159,560
Nov-2001               $ 2,458,480                 $ 2,787,577                 $ 2,270,993
Dec-2001               $ 2,480,607                 $ 2,853,364                 $ 2,310,962
Jan-2002               $ 2,437,692                 $ 2,831,393                 $ 2,288,315
Feb-2002               $ 2,439,399                 $ 2,835,923                 $ 2,291,747
Mar-2002               $ 2,558,929                 $ 2,970,062                 $ 2,378,605
Apr-2002               $ 2,403,602                 $ 2,868,189                 $ 2,297,494
May-2002               $ 2,404,323                 $ 2,882,530                 $ 2,299,562
Jun-2002               $ 2,214,622                 $ 2,717,073                 $ 2,155,379
Jul-2002               $ 2,001,354                 $ 2,464,385                 $ 1,982,302
Aug-2002               $ 2,032,175                 $ 2,483,115                 $ 1,996,971
Sep-2002               $ 1,788,314                 $ 2,206,992                 $ 1,789,087
Oct-2002               $ 1,907,058                 $ 2,370,530                 $ 1,897,505
Nov-2002               $ 1,991,541                 $ 2,519,874                 $ 2,006,422
Dec-2002               $ 1,958,083                 $ 2,410,511                 $ 1,931,382
Jan-2003               $ 1,899,928                 $ 2,352,177                 $ 1,877,690
Feb-2003               $ 1,863,639                 $ 2,289,374                 $ 1,831,311
Mar-2003               $ 1,864,944                 $ 2,293,266                 $ 1,833,874
Apr-2003               $ 1,989,522                 $ 2,495,073                 $ 1,974,349
May-2003               $ 2,115,856                 $ 2,656,255                 $ 2,092,810
Jun-2003               $ 2,138,919                 $ 2,689,458                 $ 2,114,785
Jul-2003               $ 2,142,342                 $ 2,729,531                 $ 2,138,470
Aug-2003               $ 2,167,193                 $ 2,772,112                 $ 2,170,333
Sep-2003               $ 2,168,926                 $ 2,744,945                 $ 2,155,792
Oct-2003               $ 2,261,973                 $ 2,912,936                 $ 2,263,151
Nov-2003               $ 2,301,558                 $ 2,952,551                 $ 2,291,440
Dec-2003               $ 2,423,310                 $ 3,134,429                 $ 2,430,531
Jan-2004               $ 2,467,415                 $ 3,189,595                 $ 2,468,204
Feb-2004               $ 2,516,763                 $ 3,257,852                 $ 2,514,853
Mar-2004               $ 2,509,968                 $ 3,229,183                 $ 2,486,435
Apr-2004               $ 2,428,645                 $ 3,150,391                 $ 2,444,663
May-2004               $ 2,475,760                 $ 3,182,525                 $ 2,460,309
Jun-2004               $ 2,538,397                 $ 3,257,632                 $ 2,516,650
Jul-2004               $ 2,549,820                 $ 3,211,700                 $ 2,463,297
Aug-2004               $ 2,612,035                 $ 3,257,306                 $ 2,488,422
Sep-2004               $ 2,636,066                 $ 3,307,794                 $ 2,524,256
Oct-2004               $ 2,678,243                 $ 3,362,703                 $ 2,552,023
Nov-2004               $ 2,786,444                 $ 3,532,856                 $ 2,666,098
Dec-2004               $ 2,859,106                 $ 3,651,207                 $ 2,746,881

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/24/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Income Fund, formerly Chase Equity Income Fund, is the successor to the AVESTA Trust Equity Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Income Fund, Russell 1000 Value Index, and Lipper Equity Income Funds Index from December 31, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  U.S. EQUITY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                    9/17/1993
Fiscal Year End                 DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                        $485.5
Primary Benchmark             S&P 500 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 11.0% (Institutional shares) during the year ended December 31, 2004, while its benchmark, the S&P 500 Index, returned 10.9%.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: For the year, the Fund's performance benefited from solid stock selection within the finance, industrial, cyclical and insurance sectors. At the stock-specific level, aiding performance the most was a position in Sepracor, the drug maker, whose stock rose sharply as a result of optimism about its new insomnia medication, Lunesta. Most recently, the stock received an incremental boost owing to favorable Food and Drug Administration labeling for Lunesta. Additionally, our overweight position in Tyco positively contributed to performance, underscoring our conviction in the powerful cash flow generation of capital goods companies as demand recovers. Tyco increased its dividend faster and at a higher rate than the market had expected as the new management team continues to execute well. An underweight position in Merck also proved to be prudent when the drug maker pulled its pain reliever, Vioxx, from the market after a new study found increased risk of heart attacks and strokes when using the drug. Elsewhere within the portfolio, overweight positions in Altera, Freddie Mac and Ambac Financial Group contributed strongly to performance.

     On the other hand, stock picking within the software and services, media and consumer staple sectors detracted from results. Within the media sector, the Portfolio's holding in media giant Viacom has continued to be a drag on performance. New management in Viacom's Paramount film division, as well as renewed focus on its cable and radio properties, gives us conviction that our patience will be well rewarded. Our overweight in Forest Labs also negatively impacted performance as its stock fell on news that orders were down and that its once promising drug, Neramexane, did not pass its first trials for statistical significance. That said, we have maintained our overweight position, as Forest Labs generates substantial cash flow, is cheap relative to our forecasts for earnings growth and will potentially buy back a substantial amount of shares.

Q:   HOW WAS THE FUND MANAGED?

A: At a high level, we continued to manage the Portfolio with a largely sector-neutral, style-consistent approach, driven by the stock selection insights of our fundamental research analysts. At the stock-specific level, the Portfolio concentrated in names within each sector that our analysts deemed to be inexpensive relative to their sector peers, and to their long-term earnings and cash flow forecasts.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               22.5%
Finance & Insurance                     20.5%
Technology                              15.0%
Industrial Products & Services          14.2%
Pharmaceuticals                          9.2%
Energy                                   6.9%
Health Services & Systems                3.3%
Telecommunications                       3.3%
Short-Term Investments                   2.9%
Utilities                                2.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Citigroup, Inc.                      4.4%
 2. General Electric Co.                 3.9%
 3. ExxonMobil Corp.                     2.9%
 4. Morgan Stanley                       2.9%
 5. Tyco International LTD
    (Bermuda)                            2.7%
 6. Microsoft Corp.                      2.5%
 7. Procter & Gamble Co.                 2.3%
 8. Johnson & Johnson                    2.1%
 9. Viacom, Inc., Class B                1.9%
10. The Coca-Cola Co.                    1.8%

Top 10 equity holdings comprised 27.4% of the Portfolio's market value of investments ($138,458 in thousands). As of December 31, 2004 the Fund held 110 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                            1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                          ------------------------------------------------------------
CLASS A SHARES
          Without Sales Charge               10.50%            2.25%           (2.08%)           10.22%
             With Sales Charge*               4.74%            0.42%           (3.13%)            9.63%

CLASS B SHARES
                  Without CDSC                9.74%            1.55%           (2.54%)            9.96%
                     With CDSC**              4.74%            0.57%           (2.75%)            9.96%

CLASS C SHARES
                  Without CDSC                9.74%            1.52%           (2.53%)            9.96%
                     With CDSC***             8.74%            1.52%           (2.53%)            9.96%

INSTITUTIONAL SHARES                         10.96%            2.65%           (1.68%)           10.55%

SELECT SHARES                                10.80%            2.50%           (1.85%)           10.35%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.
***  Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/94 TO 12/31/04)

                JPMORGAN U.S. EQUITY FUND                            LIPPER LARGE-CAP
                  (INSTITUTIONAL SHARES)       S&P 500 INDEX         CORE FUNDS INDEX
Dec-1994               $ 3,000,000             $  3,000,000             $ 3,000,000
Jan-1995               $ 3,066,600             $  3,077,700             $ 3,052,800
Feb-1995               $ 3,197,237             $  3,197,730             $ 3,157,816
Mar-1995               $ 3,313,297             $  3,292,063             $ 3,236,446
Apr-1995               $ 3,385,858             $  3,389,179             $ 3,307,648
May-1995               $ 3,510,458             $  3,524,746             $ 3,414,485
Jun-1995               $ 3,565,572             $  3,606,521             $ 3,504,286
Jul-1995               $ 3,675,748             $  3,726,257             $ 3,623,782
Aug-1995               $ 3,702,949             $  3,735,573             $ 3,629,218
Sep-1995               $ 3,804,039             $  3,893,214             $ 3,764,950
Oct-1995               $ 3,705,895             $  3,879,198             $ 3,747,632
Nov-1995               $ 3,914,166             $  4,049,495             $ 3,894,164
Dec-1995               $ 3,984,621             $  4,127,650             $ 3,952,966
Jan-1996               $ 4,088,221             $  4,267,990             $ 4,069,183
Feb-1996               $ 4,173,256             $  4,307,683             $ 4,118,827
Mar-1996               $ 4,251,713             $  4,349,036             $ 4,156,308
Apr-1996               $ 4,342,700             $  4,412,967             $ 4,216,575
May-1996               $ 4,402,629             $  4,526,822             $ 4,300,485
Jun-1996               $ 4,352,439             $  4,544,024             $ 4,306,505
Jul-1996               $ 4,123,066             $  4,343,178             $ 4,130,369
Aug-1996               $ 4,266,549             $  4,434,819             $ 4,224,129
Sep-1996               $ 4,462,383             $  4,684,499             $ 4,442,938
Oct-1996               $ 4,526,641             $  4,813,791             $ 4,531,353
Nov-1996               $ 4,911,859             $  5,177,714             $ 4,824,985
Dec-1996               $ 4,830,322             $  5,075,195             $ 4,736,205
Jan-1997               $ 5,108,548             $  5,392,395             $ 4,995,275
Feb-1997               $ 5,129,493             $  5,434,456             $ 4,989,281
Mar-1997               $ 4,957,142             $  5,211,100             $ 4,775,740
Apr-1997               $ 5,161,377             $  5,522,202             $ 5,040,316
May-1997               $ 5,513,383             $  5,858,504             $ 5,346,263
Jun-1997               $ 5,682,643             $  6,120,965             $ 5,578,291
Jul-1997               $ 6,179,306             $  6,608,194             $ 6,018,976
Aug-1997               $ 5,959,941             $  6,238,135             $ 5,712,610
Sep-1997               $ 6,228,734             $  6,579,985             $ 6,006,809
Oct-1997               $ 5,982,699             $  6,360,214             $ 5,821,800
Nov-1997               $ 6,120,900             $  6,654,692             $ 6,012,172
Dec-1997               $ 6,210,877             $  6,769,152             $ 6,121,594
Jan-1998               $ 6,248,763             $  6,844,290             $ 6,182,198
Feb-1998               $ 6,713,671             $  7,337,763             $ 6,620,516
Mar-1998               $ 7,005,045             $  7,713,457             $ 6,948,231
Apr-1998               $ 7,153,552             $  7,791,363             $ 7,018,408
May-1998               $ 7,085,593             $  7,657,351             $ 6,898,393
Jun-1998               $ 7,183,374             $  7,968,240             $ 7,226,067
Jul-1998               $ 7,026,058             $  7,883,776             $ 7,167,536
Aug-1998               $ 5,904,699             $  6,743,782             $ 6,094,556
Sep-1998               $ 6,380,618             $  7,176,059             $ 6,397,455
Oct-1998               $ 6,856,612             $  7,759,472             $ 6,877,264
Nov-1998               $ 7,392,114             $  8,229,696             $ 7,286,462
Dec-1998               $ 7,749,892             $  8,703,727             $ 7,770,283
Jan-1999               $ 7,983,939             $  9,067,542             $ 8,042,243
Feb-1999               $ 7,666,178             $  8,785,542             $ 7,793,737
Mar-1999               $ 8,011,922             $  9,136,964             $ 8,107,045
Apr-1999               $ 8,496,644             $  9,490,564             $ 8,324,314
May-1999               $ 8,407,429             $  9,266,587             $ 8,103,720
Jun-1999               $ 8,893,378             $  9,780,882             $ 8,555,908
Jul-1999               $ 8,552,762             $  9,475,719             $ 8,305,219
Aug-1999               $ 8,340,653             $  9,428,340             $ 8,220,506
Sep-1999               $ 7,993,682             $  9,170,004             $ 7,997,730
Oct-1999               $ 8,340,608             $  9,750,465             $ 8,487,991
Nov-1999               $ 8,547,455             $  9,948,399             $ 8,695,947
Dec-1999               $ 8,903,029             $ 10,534,360             $ 9,274,228
Jan-2000               $ 8,532,663             $ 10,005,535             $ 8,899,549
Feb-2000               $ 8,316,787             $  9,816,431             $ 8,896,879
Mar-2000               $ 9,225,812             $ 10,776,477             $ 9,670,018
Apr-2000               $ 8,801,424             $ 10,452,105             $ 9,353,808
May-2000               $ 8,613,074             $ 10,237,837             $ 9,115,286
Jun-2000               $ 8,821,510             $ 10,489,688             $ 9,448,906
Jul-2000               $ 8,801,221             $ 10,326,049             $ 9,301,503
Aug-2000               $ 9,448,991             $ 10,967,297             $ 9,943,306
Sep-2000               $ 9,037,015             $ 10,388,223             $ 9,414,322
Oct-2000               $ 9,037,015             $ 10,344,593             $ 9,305,116
Nov-2000               $ 8,227,298             $  9,529,439             $ 8,486,266
Dec-2000               $ 8,335,076             $  9,576,133             $ 8,589,798
Jan-2001               $ 8,738,493             $  9,916,086             $ 8,832,890
Feb-2001               $ 7,830,564             $  9,011,739             $ 8,010,548
Mar-2001               $ 7,261,282             $  8,440,395             $ 7,518,700
Apr-2001               $ 7,924,237             $  9,096,213             $ 8,090,121
May-2001               $ 8,010,611             $  9,157,158             $ 8,135,426
Jun-2001               $ 7,852,001             $  8,934,639             $ 7,919,024
Jul-2001               $ 7,794,681             $  8,847,079             $ 7,804,198
Aug-2001               $ 7,289,586             $  8,293,252             $ 7,344,531
Sep-2001               $ 6,618,944             $  7,623,987             $ 6,787,081
Oct-2001               $ 6,806,260             $  7,769,605             $ 6,947,256
Nov-2001               $ 7,440,604             $  8,365,534             $ 7,402,301
Dec-2001               $ 7,558,909             $  8,439,150             $ 7,485,947
Jan-2002               $ 7,298,127             $  8,315,939             $ 7,367,669
Feb-2002               $ 7,080,643             $  8,155,441             $ 7,243,892
Mar-2002               $ 7,416,973             $  8,462,086             $ 7,490,185
Apr-2002               $ 6,887,401             $  7,949,283             $ 7,098,448
May-2002               $ 6,793,044             $  7,890,459             $ 7,046,629
Jun-2002               $ 6,246,204             $  7,328,658             $ 6,559,707
Jul-2002               $ 5,745,258             $  6,757,023             $ 6,072,321
Aug-2002               $ 5,781,454             $  6,801,619             $ 6,122,114
Sep-2002               $ 5,117,743             $  6,062,283             $ 5,527,657
Oct-2002               $ 5,503,621             $  6,595,764             $ 5,957,156
Nov-2002               $ 5,918,594             $  6,984,254             $ 6,223,440
Dec-2002               $ 5,555,192             $  6,574,279             $ 5,895,465
Jan-2003               $ 5,409,090             $  6,402,033             $ 5,741,004
Feb-2003               $ 5,329,036             $  6,306,002             $ 5,664,649
Mar-2003               $ 5,407,906             $  6,367,170             $ 5,712,232
Apr-2003               $ 5,905,433             $  6,891,825             $ 6,133,223
May-2003               $ 6,308,183             $  7,255,024             $ 6,430,684
Jun-2003               $ 6,385,143             $  7,347,889             $ 6,494,348
Jul-2003               $ 6,458,572             $  7,477,212             $ 6,596,959
Aug-2003               $ 6,568,368             $  7,623,017             $ 6,724,280
Sep-2003               $ 6,517,792             $  7,542,213             $ 6,637,537
Oct-2003               $ 6,907,556             $  7,969,102             $ 6,962,113
Nov-2003               $ 6,995,972             $  8,039,231             $ 7,020,594
Dec-2003               $ 7,368,158             $  8,460,486             $ 7,358,285
Jan-2004               $ 7,508,153             $  8,615,313             $ 7,462,037
Feb-2004               $ 7,633,539             $  8,735,066             $ 7,550,089
Mar-2004               $ 7,536,593             $  8,603,166             $ 7,431,552
Apr-2004               $ 7,396,413             $  8,468,097             $ 7,316,363
May-2004               $ 7,477,773             $  8,584,110             $ 7,390,990
Jun-2004               $ 7,625,085             $  8,750,641             $ 7,523,289
Jul-2004               $ 7,358,207             $  8,460,995             $ 7,256,965
Aug-2004               $ 7,409,715             $  8,494,839             $ 7,261,319
Sep-2004               $ 7,523,083             $  8,586,583             $ 7,344,824
Oct-2004               $ 7,590,039             $  8,717,958             $ 7,443,979
Nov-2004               $ 7,849,618             $  9,071,035             $ 7,726,850
Dec-2004               $ 8,178,726             $  9,379,451             $ 7,968,701

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 9/17/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 9/10/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund-Advisor Series, which are similar to the expenses of the Class A Shares, but are lower than Class B and C Shares. The returns presented prior to 9/15/00 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DISCIPLINED EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.1%

                COMMON STOCKS -- 99.1%

                AEROSPACE -- 2.3%

        47      Lockheed Martin Corp.                                $         2,616
        64      Northrop Grumman Corp.                                         3,484
        58      United Technologies Corp.                                      5,964
                --------------------------------------------------------------------
                                                                              12,064
                --------------------------------------------------------------------

                APPAREL -- 1.0%

        52      Jones Apparel Group, Inc.                                      1,887
        36      Nike, Inc., Class B                                            3,220
                --------------------------------------------------------------------
                                                                               5,107
                --------------------------------------------------------------------

                AUTOMOTIVE -- 1.2%

       134      Ford Motor Co.                                                 1,965
        35      General Motors Corp.                                           1,398
         1      Harley-Davidson, Inc.                                             49
        27      Johnson Controls, Inc.                                         1,688
        23      Lear Corp.                                                     1,385
                --------------------------------------------------------------------
                                                                               6,485
                --------------------------------------------------------------------

                BANKING -- 5.2%

       138      Bank of America Corp.                                          6,485
         4      Comerica, Inc.                                                   268
        10      Doral Financial Corp. (Puerto Rico)                              497
        21      First Horizon National Corp.                                     884
         4      KeyCorp                                                          139
        11      Marshall & Ilsley Corp.                                          473
        71      Mellon Financial Corp.                                         2,196
        79      North Fork Bancorporation, Inc.                                2,273
         3      PNC Financial Services Group, Inc.                               155
         8      TCF Financial Corp.                                              264
        14      The Bank of New York Co., Inc.                                   461
        70      U.S. Bancorp                                                   2,199
        59      Wachovia Corp.                                                 3,098
       110      Wells Fargo & Co.                                              6,837
        14      Zions Bancorporation                                             939
                --------------------------------------------------------------------
                                                                              27,168
                --------------------------------------------------------------------

                BIOTECHNOLOGY -- 1.3%

        69      Amgen, Inc.*                                                   4,420
         4      Biogen Idec, Inc.*                                               273
        56      Gilead Sciences, Inc.*                                         1,973
         3      Medimmune, Inc.*                                                  68
                --------------------------------------------------------------------
                                                                               6,734
                --------------------------------------------------------------------

                BROADCASTING/CABLE -- 0.2%

        34      EchoStar Communications Corp., Class A               $         1,117

                BUSINESS SERVICES -- 1.0%

         5      Automatic Data Processing, Inc.                                  208
        28      Computer Sciences Corp.*                                       1,573
        56      First Data Corp.                                               2,374
        33      SunGard Data Systems, Inc.*                                      943
                --------------------------------------------------------------------
                                                                               5,098
                --------------------------------------------------------------------

                CHEMICALS -- 1.6%

        34      Air Products & Chemicals, Inc.                                 1,983
        67      Praxair, Inc.                                                  2,940
        24      Rohm & Haas Co.                                                1,053
        46      The Dow Chemical Co.                                           2,297
                --------------------------------------------------------------------
                                                                               8,273
                --------------------------------------------------------------------

                COMPUTER NETWORKS -- 1.5%

       373      Cisco Systems, Inc.*                                           7,193
        26      Juniper Networks, Inc.*                                          696
                --------------------------------------------------------------------
                                                                               7,889
                --------------------------------------------------------------------

                COMPUTER SOFTWARE -- 4.4%

       558      Microsoft Corp.                                               14,905
       507      Oracle Corp.*                                                  6,957
        38      Take-Two Interactive Software, Inc.*                           1,336
                --------------------------------------------------------------------
                                                                              23,198
                --------------------------------------------------------------------

                COMPUTERS/COMPUTER HARDWARE -- 4.1%

       132      Dell, Inc.*                                                    5,550
       133      EMC Corp.*                                                     1,976
        19      Gateway, Inc.*                                                   114
       154      Hewlett-Packard Co.                                            3,227
        82      International Business Machines Corp.                          8,053
        22      Lexmark International, Inc., Class A*                          1,862
        10      NCR Corp.*                                                       672
                --------------------------------------------------------------------
                                                                              21,454
                --------------------------------------------------------------------

                CONSTRUCTION -- 0.4%

        13      Centex Corp.                                                     757
         2      D.R. Horton, Inc.                                                 60
        20      Lennar Corp., Class A                                          1,134
                --------------------------------------------------------------------
                                                                               1,951
                --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                CONSTRUCTION MATERIALS -- 0.1%

        16      Masco Corp.                                          $           592

                CONSUMER PRODUCTS -- 4.3%

       144      Altria Group, Inc.                                             8,786
       183      Procter & Gamble Co.                                          10,058
        82      The Gillette Co.                                               3,676
                --------------------------------------------------------------------
                                                                              22,520
                --------------------------------------------------------------------

                DIVERSIFIED -- 4.9%

       519      General Electric Co.                                          18,933
       184      Tyco International LTD (Bermuda)                               6,576
                --------------------------------------------------------------------
                                                                              25,509
                --------------------------------------------------------------------

                ENTERTAINMENT/LEISURE -- 0.7%

        48      Carnival Corp.                                                 2,738
        31      International Game Technology                                  1,069
                --------------------------------------------------------------------
                                                                               3,807
                --------------------------------------------------------------------

                ENVIRONMENTAL SERVICES -- 0.2%

        55      Nalco Holding Co.*                                             1,076

                FINANCIAL SERVICES -- 10.3%

        57      CIT Group, Inc.                                                2,612
       352      Citigroup, Inc.                                               16,970
        92      Countrywide Financial Corp.                                    3,398
        22      Fannie Mae                                                     1,552
        45      Freddie Mac                                                    3,302
        32      Goldman Sachs Group, Inc.                                      3,360
         5      Legg Mason, Inc.                                                 355
       136      MBNA Corp.                                                     3,825
       150      Morgan Stanley                                                 8,328
        60      State Street Corp.                                             2,962
       337      The Charles Schwab Corp.                                       4,028
        95      Washington Mutual, Inc.                                        3,995
                --------------------------------------------------------------------
                                                                              54,687
                --------------------------------------------------------------------

                FOOD/BEVERAGE PRODUCTS -- 3.2%

        38      Anheuser-Busch Companies, Inc.                                 1,938
        81      PepsiCo, Inc.                                                  4,207
        43      Sysco Corp.                                                    1,634
       214      The Coca-Cola Co.                                              8,925
                --------------------------------------------------------------------
                                                                              16,704
                --------------------------------------------------------------------

                HEALTH CARE/HEALTH CARE SERVICES -- 3.7%

        26      Aetna, Inc.                                          $         3,268
        20      Baxter International, Inc.                                       684
        87      Boston Scientific Corp.*                                       3,079
         4      CIGNA Corp.                                                      294
        53      Guidant Corp.                                                  3,792
        47      HCA, Inc.                                                      1,882
        26      McKesson Corp.                                                   802
         1      UnitedHealth Group, Inc.                                          79
        48      WellPoint, Inc.*                                               5,463
         0^^    Zimmer Holdings, Inc.*                                            24
                --------------------------------------------------------------------
                                                                              19,367
                --------------------------------------------------------------------

                HOTELS/OTHER LODGING -- 0.8%

        79      Hilton Hotels Corp.                                            1,792
        31      Marriott International, Inc., Class A                          1,934
         5      MGM Mirage*                                                      356
         5      Starwood Hotels & Resorts Worldwide, Inc.                        304
                --------------------------------------------------------------------
                                                                               4,386
                --------------------------------------------------------------------

                INDUSTRIAL COMPONENTS -- 0.2%

        21      SPX Corp.                                                        853

                INSURANCE -- 4.3%

        71      AFLAC, Inc. +                                                  2,817
        53      AMBAC Financial Group, Inc.                                    4,368
        50      American International Group, Inc.                             3,276
         2      Assurant, Inc.                                                    46
        62      Genworth Financial, Inc., Class A                              1,685
        45      Hartford Financial Services Group, Inc.                        3,147
        34      MBIA, Inc.                                                     2,133
        31      Metlife, Inc.                                                  1,272
         7      Protective Life Corp.                                            316
        34      The St. Paul Travelers Companies, Inc.                         1,253
        10      Torchmark Corp.                                                  560
        35      W.R. Berkley Corp.                                             1,637
                --------------------------------------------------------------------
                                                                              22,510
                --------------------------------------------------------------------

                INTERNET SERVICES/SOFTWARE -- 0.7%

        32      eBay, Inc.*                                                    3,744

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                MACHINERY & ENGINEERING EQUIPMENT -- 1.2%

        31      Caterpillar, Inc.                                    $         2,994
        42      Deere & Co.                                                    3,109
                --------------------------------------------------------------------
                                                                               6,103
                --------------------------------------------------------------------

                MANUFACTURING -- 0.9%

        40      3M Co.                                                         3,249
        21      Eaton Corp.                                                    1,549
         1      ITT Industries, Inc.                                             110
                --------------------------------------------------------------------
                                                                               4,908
                --------------------------------------------------------------------

                METALS/MINING -- 0.5%

        79      Alcoa, Inc.                                                    2,476

                MULTI-MEDIA -- 4.0%

       100      Fox Entertainment Group, Inc., Class A*                        3,139
        50      Gannett Co., Inc.                                              4,101
        39      The E.W. Scripps Co., Class A                                  1,902
       100      The Walt Disney Co.                                            2,772
        65      Time Warner, Inc.*                                             1,260
         2      Tribune Co.                                                       67
       210      Viacom, Inc., Class B                                          7,642
                --------------------------------------------------------------------
                                                                              20,883
                --------------------------------------------------------------------

                OIL & GAS -- 6.9%

        24      Anadarko Petroleum Corp.                                       1,581
        53      Baker Hughes, Inc.                                             2,270
        93      ChevronTexaco Corp.                                            4,899
        68      ConocoPhillips                                                 5,887
         5      Cooper Cameron Corp.*                                            264
        31      Devon Energy Corp.                                             1,207
       285      Exxon Mobil Corp.                                             14,625
         3      Murphy Oil Corp.                                                 233
         4      Occidental Petroleum Corp.                                       245
        28      Pride International, Inc.*                                       569
        19      Rowan Companies, Inc.*                                           492
        81      Unocal Corp.                                                   3,489
        28      Valero Energy Corp.                                            1,253
                --------------------------------------------------------------------
                                                                              37,014
                --------------------------------------------------------------------

                PACKAGING -- 0.3%

        82      Smurfit-Stone Container Corp.*                                 1,528

                PAPER/FOREST PRODUCTS -- 0.1%

         8      International Paper Co.                              $           328

                PHARMACEUTICALS -- 7.5%

       106      Eli Lilly & Co.                                                6,016
        82      Forest Laboratories, Inc.*                                     3,692
         8      Hospira, Inc.*                                                   281
       145      Johnson & Johnson                                              9,202
        35      Medicis Pharmaceutical Corp., Class A                          1,243
        96      Merck & Co., Inc.                                              3,076
        28      OSI Pharmaceuticals, Inc.*                                     2,103
       310      Pfizer, Inc.                                                   8,331
        50      Schering-Plough Corp.                                          1,034
        26      Sepracor, Inc.*                                                1,561
        35      Watson Pharmaceuticals, Inc.*                                  1,132
        51      Wyeth                                                          2,172
                --------------------------------------------------------------------
                                                                              39,843
                --------------------------------------------------------------------

                PIPELINES -- 0.1%

        63      Dynegy, Inc., Class A*                                           290

                REAL ESTATE INVESTMENT TRUST -- 0.5%

         1      Apartment Investment & Management Co.,
                Class A                                                           19
        14      CarrAmerica Realty Corp.                                         449
        25      Equity Office Properties Trust                                   731
         6      Kimco Realty Corp.                                               331
         3      MACK-CALI Realty Corp.                                           129
        19      ProLogis                                                         814
                --------------------------------------------------------------------
                                                                               2,473
                --------------------------------------------------------------------

                RESTAURANTS/FOOD SERVICES -- 1.2%

       133      McDonald's Corp.                                               4,274
         9      Wendy's International, Inc.                                      365
        34      Yum! Brands, Inc.                                              1,590
                --------------------------------------------------------------------
                                                                               6,229
                --------------------------------------------------------------------

                RETAILING -- 5.8%

         8      Abercrombie & Fitch Co., Class A                                 390
        15      Bed Bath & Beyond, Inc.*                                         609
        14      CVS Corp.                                                        617
        20      Dollar General Corp.                                             405
        16      Family Dollar Stores, Inc.                                       484

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                RETAILING -- CONTINUED

        26      Federated Department Stores, Inc.                    $         1,474
        17      Foot Locker, Inc.                                                463
       154      Home Depot, Inc.                                               6,599
        49      Kohl's Corp.*                                                  2,390
        80      Lowe's Companies, Inc.                                         4,601
         3      Ross Stores, Inc.                                                 81
        46      Staples, Inc.                                                  1,541
        61      Target Corp.                                                   3,173
         5      The TJX Companies, Inc.                                          121
       154      Wal-Mart Stores, Inc.                                          8,113
                --------------------------------------------------------------------
                                                                              31,061
                --------------------------------------------------------------------

                SEMI-CONDUCTORS -- 2.8%

        67      Altera Corp.*                                                  1,385
        91      Analog Devices, Inc.                                           3,345
        54      Broadcom Corp., Class A*                                       1,737
        13      Freescale Semiconductor, Inc., Class B*                          237
       210      Intel Corp.                                                    4,914
        54      Intersil Corp., Class A                                          909
        20      Linear Technology Corp.                                          775
         4      Novellus Systems, Inc.*                                          117
        40      Xilinx, Inc.                                                   1,171
                --------------------------------------------------------------------
                                                                              14,590
                --------------------------------------------------------------------

                SHIPPING/TRANSPORTATION -- 1.2%

        61      CSX Corp.                                                      2,433
         4      FedEx Corp.                                                      364
        41      Norfolk Southern Corp.                                         1,487
        26      United Parcel Service, Inc., Class B                           2,248
                --------------------------------------------------------------------
                                                                               6,532
                --------------------------------------------------------------------

                STEEL -- 0.4%

        41      United States Steel Corp.                                      2,096

                TELECOMMUNICATIONS -- 3.2%

       110      Nextel Communications, Inc., Class A*                          3,294
       127      SBC Communications, Inc.                                       3,275
        97      Sprint Corp. -- FON Group                                      2,413
       196      Verizon Communications, Inc.                                   7,952
                --------------------------------------------------------------------
                                                                              16,934
                --------------------------------------------------------------------

                TELECOMMUNICATIONS EQUIPMENT -- 1.7%

       194      Corning, Inc.*                                       $         2,286
       111      Motorola, Inc.                                                 1,901
       108      QUALCOMM, Inc.                                                 4,583
                --------------------------------------------------------------------
                                                                               8,770
                --------------------------------------------------------------------

                TOYS & GAMES -- 0.3%

        72      Hasbro, Inc.                                                   1,401
         8      Mattel, Inc.                                                     148
                --------------------------------------------------------------------
                                                                               1,549
                --------------------------------------------------------------------

                UTILITIES -- 2.9%

        23      Consolidated Edison, Inc.                                      1,024
        51      Dominion Resources, Inc.                                       3,427
        19      Edison International                                             593
         3      Entergy Corp.                                                    216
        26      FPL Group, Inc.                                                1,914
        14      Northeast Utilities                                              270
        34      PG&E Corp.*                                                    1,122
        48      Pinnacle West Capital Corp.                                    2,113
        32      PPL Corp.                                                      1,678
         9      SCANA Corp.                                                      335
         9      Wisconsin Energy Corp.                                           287
       119      XCEL Energy, Inc.                                              2,167
                --------------------------------------------------------------------
                                                                              15,146
                --------------------------------------------------------------------
                Total Common Stocks                                          521,046
                (Cost $372,509)
                --------------------------------------------------------------------

PRINCIPAL
AMOUNT
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%

                U.S. TREASURY SECURITIES -- 0.2%

                U.S. Treasury Notes & Bonds,
$      700      1.50%, 07/31/05 @                                                696
       100      1.63%, 01/31/05 @                                                100
                --------------------------------------------------------------------
                Total U.S. Treasury Securities                                   796
                (Cost $798)
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- CONTINUED

                MONEY MARKET FUND -- 0.6%

     3,149      JPMorgan Prime Money Market Fund (a) +               $         3,149
                (Cost $3,149)
                --------------------------------------------------------------------
                Total Short-Term Investments                                   3,945
                (Cost $3,947)
                --------------------------------------------------------------------
                TOTAL INVESTMENTS -- 99.9%                           $       524,991
                (COST $376,456)
                --------------------------------------------------------------------
                OTHER ASSETS IN EXCESS
                OF LIABILITIES -- 0.1%                                           595
                --------------------------------------------------------------------
                NET ASSETS -- 100.0%                                 $       525,586
                --------------------------------------------------------------------

                Percentages indicated are based on net assets.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                            NOTIONAL            UNREALIZED
NUMBER OF                                                                                   VALUE AT         APPRECIATION/
CONTRACTS       DESCRIPTION                                          EXPIRATION DATE  12/31/04 (USD)  (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------------------------
                LONG FUTURES OUTSTANDING

16              S&P 500 Index                                            March, 2005     $     4,855              $     71

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN DIVERSIFIED FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.5%

                COMMON STOCKS -- 66.3%

                ADVERTISING -- 0.0% ^

         0^^    ADVO, Inc. +                                         $            11
         1      aQuantive, Inc.* (l) +                                             6
         0^^    Catalina Marketing Corp. (l)                                       6
         1      R.H. Donnelley Corp.*                                             42
         1      SITEL Corp.*                                                       2
                --------------------------------------------------------------------
                                                                                  67
                --------------------------------------------------------------------

                AEROSPACE -- 1.1%

         1      Aviall, Inc.* +                                                   30
         1      BE Aerospace, Inc.*                                               10
         0^^    Curtiss-Wright Corp. (l)                                          11
         1      Esterline Technologies Corp.*                                     42
         1      HEICO Corp.                                                       14
         1      Kaman Corp., Class A                                              10
        21      Lockheed Martin Corp.                                          1,140
         3      Moog, Inc., Class A*                                             113
        14      Northrop Grumman Corp.                                           777
         2      Orbital Sciences Corp.* (l)                                       24
         0^^    Triumph Group, Inc.*                                               1
        28      United Technologies Corp.                                      2,868
                --------------------------------------------------------------------
                                                                               5,040
                --------------------------------------------------------------------

                AGRICULTURAL PRODUCTION/SERVICES -- 0.0% ^

         2      DIMON, Inc. (l)                                                   14

                AIRLINES -- 0.2%

       316      Cathay Pacific Airways LTD (Hong Kong) (f)                       600
         0^^    Continental Airlines, Inc., Class B* (l)                           3
         3      Delta Air Lines, Inc.* (l)                                        23
         3      ExpressJet Holdings, Inc.*                                        40
         0^^    FLYi, Inc.* (l)                                                    0^^
         2      Mesa Air Group, Inc.* (l)                                         13
         0^^    Northwest Airlines Corp.*                                          3
         1      Pinnacle Airlines Corp.*                                          17
         2      SkyWest, Inc.                                                     44
                --------------------------------------------------------------------
                                                                                 743
                --------------------------------------------------------------------

                APPAREL -- 0.5%

         0^^    DHB Industries, Inc.*                                              6
        17      Jones Apparel Group, Inc.                                        606
         1      Kellwood Co.                                                      21
         1      Kenneth Cole Productions, Inc., Class A                           22
        18      Nike, Inc., Class B                                  $         1,639
         1      Quiksilver, Inc.*                                                 42
         1      Skechers U.S.A., Inc., Class A*                                   16
                --------------------------------------------------------------------
                                                                               2,352
                --------------------------------------------------------------------

                APPLIANCES & HOUSEHOLD DURABLES -- 0.0% ^

         1      Furniture Brands International, Inc.                              20
         2      Jacuzzi Brands, Inc.*                                             15
                --------------------------------------------------------------------
                                                                                  35
                --------------------------------------------------------------------

                AUTOMOTIVE -- 1.1%

         1      ArvinMeritor, Inc. +                                              31
         7      Bayerische Motoren Werke AG
                (Germany) (f)                                                    306
        49      Ford Motor Co.                                                   712
        13      General Motors Corp. (l)                                         521
         1      Harley-Davidson, Inc.                                             30
         1      Hayes Lemmerz International, Inc.*                                10
         7      Honda Motor Co., LTD (Japan) (f)                                 340
        14      Johnson Controls, Inc.                                           911
         7      Lear Corp.                                                       421
         1      Lithia Motors, Inc., Class A                                      23
        15      Peugeot SA (France) (f)                                          944
         0^^    Sonic Automotive, Inc.                                            10
         1      Standard Motor Products, Inc.                                      9
        15      Suzuki Motor Corp. (Japan) (f)                                   280
         2      Tenneco Automotive, Inc.*                                         34
        38      TI Automotive LTD (United Kingdom),
                Class A* (f)                                                       0
         1      Tower Automotive, Inc.* (l)                                        3
        13      Toyota Motor Corp. (Japan) (f)                                   529
         1      Wabash National Corp.*                                            16
         0^^    Winnebago Industries, Inc.                                         8
                --------------------------------------------------------------------
                                                                               5,138
                --------------------------------------------------------------------

                BANKING -- 4.7%

         0^^    ABC Bancorp +                                                      4
         0^^    Ace Cash Express, Inc.* +                                          6
         1      Amcore Financial, Inc. +                                          19
         0^^    AmSouth Bancorp +                                                  8
         0^^    Bancfirst Corp. +                                                  8
        42      Bank of America Corp. +                                        1,950

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                BANKING -- CONTINUED

         1      Bank of the Ozarks, Inc. +                           $            48
         3      BankAtlantic Bancorp, Inc., Class A                               54
        32      Bayerische Hypo-und Vereinsbank AG
                (Germany)* (f)                                                   726
        17      BNP Paribas (France) (f)                                       1,216
         0^^    Capital Corp of the West                                           5
         0^^    Capitol Bancorp LTD                                               14
         0^^    Center Financial Corp.                                             2
         1      Central Pacific Financial Corp.                                   25
         0^^    Chemical Financial Corp.                                          17
         0^^    City Holding Co.                                                   7
         0^^    City National Corp.                                               23
         1      Columbia Banking Systems, Inc.                                    13
         1      Comerica, Inc.                                                    85
         0^^    Commercial Capital Bancorp, Inc.                                   7
         2      Community Bank System, Inc.                                       48
         0^^    Community Trust Bancorp, Inc.                                     11
         2      Corus Bankshares, Inc.                                            72
        45      DBS Group Holdings LTD (Singapore) (f)                           444
         0^^    Dime Community Bancshares                                          7
         3      Doral Financial Corp. (Puerto Rico) (l)                          138
         2      EuroBancshares, Inc. (Puerto Rico)*                               32
         1      First Bancorp (Puerto Rico)                                       57
         3      First Horizon National Corp. (l)                                 138
         1      First Niagara Financial Group, Inc.                                8
         0^^    First Republic Bank                                               11
         1      First State Bancorporation                                        21
         4      FirstMerit Corp.                                                 111
         1      Flagstar Bancorp, Inc. (l)                                        18
         0^^    Glacier Bancorp, Inc.                                             14
         1      Gold Banc Corp., Inc.                                             16
         1      Greater Bay Bancorp (l)                                           17
       107      HSBC Holdings PLC (United Kingdom) (f)                         1,806
         1      Hudson River Bancorp                                              12
         1      IBERIABANK Corp.                                                  80
         1      Independent Bank Corp.                                            27
         2      Irwin Financial Corp.                                             51
         4      KeyCorp                                                          129
        21      Kookmin Bank (South Korea), ADR*                                 815
         0^^    Macatawa Bank Corp. (l)                                            3
         1      Marshall & Ilsley Corp.                                           62
         0^^    MB Financial, Inc.                                                 8
        19      Mellon Financial Corp.                               $           597
         0^^    Mercantile Bank Corp.                                             16
         0^^    Nara Bancorp, Inc.                                                 9
        33      North Fork Bancorporation, Inc.                                  959
         1      Oriental Financial Group, Inc.
                (Puerto Rico) (l)                                                 19
         1      Partners Trust Financial Group, Inc.                               7
         0^^    Peoples Bancorp, Inc.                                              5
         1      PrivateBancorp, Inc.                                              45
         2      Provident Bancorp, Inc.                                           22
         2      R&G Financial Corp. (Puerto Rico), Class B                        93
         1      Republic Bancorp, Inc.                                            15
         0^^    Republic Bancorp, Inc., Class A                                    3
        71      Royal Bank of Scotland Group PLC
                (United Kingdom) (f)                                           2,382
         0^^    Simmons First National Corp., Class A                              6
         0^^    Southwest Bancorp, Inc.                                            2
         0^^    State Financial Services Corp., Class A                            3
         0^^    Sterling Bancorp                                                  10
         2      Sterling Bancshares, Inc.                                         30
         1      Sterling Financial Corp.*                                         22
         1      Summit Bancshares, Inc.                                           38
         0^^    Sun Bancorp, Inc.*                                                10
         0^^    Taylor Capital Group, Inc.                                         3
         2      TCF Financial Corp.                                               77
        25      The Bank of New York Co., Inc. +                                 832
         0^^    TriCo Bancshares                                                   5
        39      U.S. Bancorp                                                   1,218
        11      UBS AG (Switzerland) (f)                                         923
         0^^    UFJ Holdings, Inc. (Japan) (f)                                 1,390
         0^^    Umpqua Holdings Corp.                                              8
         3      W Holding Co., Inc. (Puerto Rico)                                 70
        18      Wachovia Corp. (l)                                               921
        45      Wells Fargo & Co.                                              2,821
         1      West Coast Bancorp                                                25
         1      Westamerica Bancorporation                                        52
         0^^    Western Sierra Bancorp*                                            4
         1      Wilshire Bancorp, Inc.*                                           10
         0^^    Wintrust Financial Corp. (l)                                      17
         7      Zions Bancorporation                                             456
                --------------------------------------------------------------------
                                                                              21,518
                --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                BIOTECHNOLOGY -- 0.9%

         1      Abgenix, Inc.* (l) +                                 $             5
         1      Aksys LTD* (l) +                                                   4
         0^^    Alexion Pharmaceuticals, Inc.* +                                   8
        35      Amgen, Inc.* +                                                 2,251
         1      Applera Corp. -- Celera Genomics
                Group* +                                                           8
         0^^    Bio-Rad Laboratories, Inc., Class A*                               6
         5      Biogen Idec, Inc.*                                               333
         1      Cell Genesys, Inc. (l)                                             6
         2      Cytokinetics, Inc.*                                               16
         0^^    Diversa Corp.*                                                     3
         1      Enzon Pharmaceuticals, Inc.*                                       8
         0^^    Exelixis, Inc.*                                                    3
         7      Genelabs Technologies*                                             8
        30      Gilead Sciences, Inc.*                                         1,042
         1      Human Genome Sciences, Inc. (l)                                   11
         4      Incyte Corp.* (l)                                                 41
         1      Integra LifeSciences Holdings Corp.*                              18
         1      Maxygen, Inc.*                                                    10
         1      Medimmune, Inc.*                                                  19
         1      Myriad Genetics, Inc.*                                            16
         1      Regeneration Technologies, Inc.*                                  15
         2      Seattle Genetics, Inc.*                                           11
         1      Telik, Inc.*                                                      14
         1      Transkaryotic Therapies, Inc.*                                    13
                --------------------------------------------------------------------
                                                                               3,869
                --------------------------------------------------------------------

                BROADCASTING/CABLE -- 0.2%

        42      British Sky Broadcasting PLC
                (United Kingdom) (f)                                             454
         3      Charter Communications, Inc., Class A* (l)                         6
        10      EchoStar Communications Corp., Class A                           316
         4      Mediacom Communications Corp.,
                Class A*                                                          27
         0^^    Saga Communications, Inc., Class A*                                5
         0^^    Sinclair Broadcast Group, Inc., Class A                            4
                --------------------------------------------------------------------
                                                                                 812
                --------------------------------------------------------------------

                BUSINESS SERVICES -- 0.5%

        16      Accenture LTD (Bermuda), Class A*                                431
         0^^    Banta Corp.                                                        9
         0^^    Charles River Associates, Inc.* (l)                                5
         8      Computer Sciences Corp.*                                         445
         1      CSG Systems International, Inc.*                     $            11
         0^^    DiamondCluster International, Inc.,*                               6
         1      Digital River, Inc.*                                              21
         1      Dollar Thrifty Automotive Group, Inc.*                            30
        22      First Data Corp.                                                 918
         2      Gartner, Inc., Class A* (l)                                       27
         0^^    Gevity HR, Inc.                                                    2
         1      Heidrick & Struggles International, Inc.*                         31
         1      Labor Ready, Inc.* (l)                                            22
         0^^    Metris Companies, Inc.*                                            5
         1      Navigant Consulting, Inc.*                                        32
         1      PDI, Inc.*                                                        11
         1      Quanta Services, Inc.*                                             5
         3      Spherion Corp.*                                                   23
         6      SunGard Data Systems, Inc.*                                      159
         2      TeleTech Holdings, Inc.* (l)                                      19
         1      Tyler Technologies, Inc.*                                          4
         1      Valassis Communications, Inc.*                                    18
         0^^    Vertrue, Inc.* (l)                                                 4
                --------------------------------------------------------------------
                                                                               2,238
                --------------------------------------------------------------------

                CHEMICALS -- 1.6%

         0^^    Aceto Corp. +                                                      4
        25      Air Products & Chemicals, Inc. +                               1,449
         1      Albemarle Corp. +                                                 23
         7      BASF AG (Germany) (f)                                            475
        26      Bayer AG (Germany) (f)                                           895
         1      Cabot Microelectronics Corp.*                                     24
         1      Cytec Industries, Inc.                                            26
         1      Eastman Chemical Co.                                              40
         1      FMC Corp.*                                                        29
         2      Georgia Gulf Corp.                                                75
         0^^    HB Fuller Co.                                                      6
         1      Hercules, Inc.*                                                   21
         0^^    Kronos Worldwide, Inc.                                             8
        82      Mitsui Chemicals, Inc. (Japan) (f)                               446
         1      NewMarket Corp.*                                                  10
         0^^    NuCO2, Inc.* (l)                                                   7
         0^^    OM Group, Inc.*                                                   10
         2      PolyOne Corp.*                                                    21
        34      Praxair, Inc.                                                  1,509
        43      Reliance Industries LTD (India), GDR, #                        1,120

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                CHEMICALS -- CONTINUED

         3      Rohm & Haas Co. (f)                                  $           119
         1      Terra Industries, Inc.* (l)                                        6
        15      The Dow Chemical Co.                                             762
         2      The Mosaic Co.*                                                   29
         2      W.R. Grace & Co.* (l)                                             22
                --------------------------------------------------------------------
                                                                               7,136
                --------------------------------------------------------------------

                COMPUTER NETWORKS -- 0.8%

         2      Adaptec, Inc.* +                                                  17
         1      Anixter International, Inc. (l) +                                 50
         1      Black Box Corp.                                                   29
         4      Brocade Communications Systems, Inc.*                             28
       163      Cisco Systems, Inc.*                                           3,152
         0^^    Factset Research Systems, Inc.                                    18
         8      Juniper Networks, Inc.*                                          204
                --------------------------------------------------------------------
                                                                               3,498
                --------------------------------------------------------------------

                COMPUTER SOFTWARE -- 2.4%

         0^^    Ansys, Inc.* +                                                    13
         1      Ariba, Inc.* +                                                     9
         1      Ascential Software Corp.* +                                       10
         1      Aspen Technology, Inc.* +                                          5
         2      Atari, Inc.* +                                                     5
         1      Borland Software Corp.*                                           12
         1      CACI International, Inc., Class A*                                43
         0^^    Cerner Corp.* (l)                                                 21
         2      Ciber, Inc.* (l)                                                  18
         2      Computer Programs & Systems, Inc.                                 38
         0^^    Datastream Systems, Inc.*                                          1
         1      Dendrite International, Inc.*                                     14
         0^^    DSP Group, Inc.*                                                   9
         1      E.piphany, Inc.*                                                   5
         0^^    Echelon Corp.*                                                     3
         1      Epicor Software Corp.*                                             7
         1      EPIQ Systems, Inc.* (l)                                            7
         0^^    FileNet Corp.*                                                     8
         1      Hyperion Solutions Corp.*                                         37
         1      Informatica Corp.*                                                 6
         1      Intergraph Corp.*                                                 22
         0^^    Intervideo, Inc.*                                                  1
         0^^    Intervoice, Inc.*                                                  3
         1      JDA Software Group, Inc.*                                          8
         0^^    Kronos, Inc.*                                        $            10
         0^^    Lexar Media, Inc.* (l)                                             3
         1      Magma Design Automation, Inc.*                                     9
         1      Manhattan Associates, Inc.*                                       12
         1      ManTech International Corp., Class A*                             19
         1      Manugistics Group, Inc.*                                           1
         0^^    MAPICS, Inc.*                                                      4
         1      Mentor Graphics Corp.* (l)                                        14
       240      Microsoft Corp.                                                6,408
         0^^    MicroStrategy, Inc., Class A*                                      6
         1      MRO Software, Inc.*                                                9
         1      Openwave Systems, Inc.* (l)                                        9
       235      Oracle Corp.*                                                  3,228
         0^^    PalmSource, Inc.*                                                  3
         5      Parametric Technology Corp.*                                      28
         0^^    Pegasystems, Inc.* (l)                                             3
         1      Per-Se Technologies, Inc.* (l)                                    22
         1      Perot Systems Corp., Class A*                                     22
         1      Progress Software Corp.*                                          33
         0^^    Quality Systems, Inc.*                                             6
         0^^    Quest Software, Inc.*                                              5
         1      Retek, Inc.*                                                       4
         1      SafeNet, Inc.*                                                    22
         2      Secure Computing Corp.*                                           23
         0^^    SPSS, Inc.*                                                        2
         0^^    SRA International, Inc., Class A*                                 13
         0^^    SS&C Technologies, Inc.                                            2
         0^^    Stratasys, Inc.*                                                   3
        10      Take-Two Interactive Software, Inc.* (l)                         348
         0^^    TALX Corp.                                                         5
         0^^    TradeStation Group, Inc.*                                          1
         1      Transaction Systems Architects, Inc.,
                Class A*                                                          14
         7      VERITAS Software Corp.* (l)                                      200
         1      webMethods, Inc.*                                                  4
         1      Wind River Systems, Inc.*                                         18
                --------------------------------------------------------------------
                                                                              10,818
                --------------------------------------------------------------------

                COMPUTERS/COMPUTER HARDWARE -- 2.3%

         1      Advanced Digital Information Corp.* +                              6
         2      Agilysys, Inc. (l) +                                              26
        49      Dell, Inc.*                                                    2,067

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                COMPUTERS/COMPUTER HARDWARE -- CONTINUED

         1      Dot Hill Systems Corp.*                              $             4
         0^^    Electronics for Imaging, Inc.* (l)                                 4
        75      EMC Corp.*                                                     1,117
       100      Fujitsu LTD (Japan) (f)                                          653
         1      Gateway, Inc.*                                                     8
        78      Hewlett-Packard Co.                                            1,634
         1      Hutchinson Technology, Inc.* (l)                                  35
         0^^    Imagistics International, Inc.*                                   13
         1      Imation Corp.                                                     25
        33      International Business Machines Corp.                          3,236
         1      Komag, Inc.* (l)                                                  19
        10      Lexmark International, Inc., Class A*                            867
         7      NCR Corp.*                                                       478
         1      PalmOne, Inc.* (l)                                                19
         1      RadiSys Corp.*                                                    10
         4      Silicon Graphics, Inc.* (l)                                        6
         1      Sykes Enterprises, Inc.*                                           8
                --------------------------------------------------------------------
                                                                              10,235
                --------------------------------------------------------------------

                CONSTRUCTION -- 0.3%

         0^^    Beazer Homes USA, Inc. (l)                                        15
         5      Centex Corp. (l)                                                 268
         2      Champion Enterprises, Inc.* (l)                                   27
         1      D.R. Horton, Inc.                                                 32
         0^^    Dycom Industries, Inc.*                                            8
         9      Lennar Corp., Class A (l)                                        487
         1      Levitt Corp., Class A                                             24
         0^^    Meritage Corp.* (l)                                               34
         1      Technip SA (France) (f)                                          274
         1      WCI Communities, Inc.* (l)                                        18
                --------------------------------------------------------------------
                                                                               1,187
                --------------------------------------------------------------------

                CONSTRUCTION MATERIALS -- 0.3%

         0^^    Ameron International Corp. +                                      11
        23      CRH PLC (Ireland) (f)                                            611
         0^^    Eagle Materials, Inc. (l)                                         35
         0^^    ElkCorp                                                           16
         9      Masco Corp.                                                      314
         1      NCI Building Systems, Inc.*                                       30
         0^^    Texas Industries, Inc.                                            19
         3      Universal Forest Products, Inc.                                  114
         1      USG Corp.* (l)                                                    28
                --------------------------------------------------------------------
                                                                               1,178
                --------------------------------------------------------------------

                CONSUMER PRODUCTS -- 2.7%

        51      Altria Group, Inc. +                                 $         3,119
         1      American Greetings Corp., Class A +                               18
        12      British American Tobacco PLC
                (United Kingdom) (f)                                             215
         0^^    CSS Industries, Inc.                                               3
        14      Imperial Tobacco Group PLC
                (United Kingdom) (f)                                             370
         0^^    Japan Tobacco, Inc. (Japan) (f)                                  548
         1      Kimberly-Clark Corp.                                              66
        88      Procter & Gamble Co.                                           4,832
        38      Reckitt Benckiser PLC
                (United Kingdom) (f)                                           1,137
         2      Revlon, Inc., Class A*                                             4
         0^^    Stanley Furniture Company, Inc.                                   13
        42      The Gillette Co.                                               1,896
         0^^    Toro Co.                                                          24
         1      Tupperware Corp.                                                  25
         1      Universal Corp.                                                   48
                --------------------------------------------------------------------
                                                                              12,318
                --------------------------------------------------------------------

                CONSUMER SERVICES -- 0.0% ^

         1      Alderwoods Group, Inc. (Canada)* +                                 7
         1      Arbitron, Inc.* +                                                 20
         3      Rent-Way, Inc.*                                                   22
         1      Sotheby's Holdings, Inc., Class A*                                13
         1      SOURCECORP, Inc.*                                                 10
         1      Startek, Inc.                                                     14
         3      Stewart Enterprises, Inc., Class A*                               20
         1      The GEO Group, Inc.*                                              16
                --------------------------------------------------------------------
                                                                                 122
                --------------------------------------------------------------------

                DISTRIBUTION -- 0.2%

         0^^    Building Material Holding Corp.                                   11
       206      Itochu Corp. (Japan) (f)                                         957
         1      WESCO International, Inc.*                                        15
                --------------------------------------------------------------------
                                                                                 983
                --------------------------------------------------------------------

                DIVERSIFIED -- 3.1%

       242      General Electric Co.                                           8,848
        64      Hutchison Whampoa LTD (Hong Kong) (f)                            598
       116      Tyco International LTD (Bermuda) (l)                           4,161
        74      Wharf Holdings LTD (Hong Kong) (f)                               260
                --------------------------------------------------------------------
                                                                              13,867
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.7%

         0^^    Analogic Corp. +                                     $             4
         0^^    BEI Technologies, Inc. +                                           3
         0^^    Bel Fuse, Inc., Class B                                           10
         1      Benchmark Electronics, Inc.*                                      27
         1      Checkpoint Systems, Inc.*                                          9
         1      CTS Corp. (l)                                                     12
         0^^    Electro Scientific Industries, Inc.*                               8
         1      Encore Wire Corp.*                                                11
         0^^    FARO Technologies, Inc.*                                           3
        15      Hon Hai Precision Industry Co.
                (Taiwan), GDR, Regulation S (f)                                  145
         1      Integrated Electrical Services, Inc.* (l)                          3
         1      Itron, Inc.*                                                      14
        19      Koninklijke Philips Electronics NV
                (The Netherlands) (f)                                            501
         3      Kyocera Corp. (Japan) (f)                                        216
         0^^    MTS Systems Corp.                                                  7
         1      Planar Systems, Inc.*                                              6
         0^^    Power-One, Inc.*                                                   4
         1      Rayovac Corp.*                                                    43
         0^^    ROFIN-SINAR Technologies, Inc.*                                   17
         1      Samsung Electronics Co., LTD
                (South Korea) (f)                                                378
        21      Sony Corp. (Japan) (f)                                           809
         1      Stoneridge, Inc.*                                                 14
         1      Sypris Solutions, Inc.                                            12
        30      Thomson SA (France) (f)                                          789
         1      Trimble Navigation LTD*                                           26
         2      TTM Technologies, Inc.*                                           19
         0^^    Valence Technology, Inc.* (l)                                      1
         1      Watts Water Technologies, Inc., Class A                           19
         0^^    Zygo Corp.*                                                        2
                --------------------------------------------------------------------
                                                                               3,112
                --------------------------------------------------------------------

                ENGINEERING SERVICES -- 0.0% ^

         0^^    URS Corp.*                                                        10
         1      Washington Group International, Inc.*                             20
                --------------------------------------------------------------------
                                                                                  30
                --------------------------------------------------------------------

                ENTERTAINMENT/LEISURE -- 0.6%

         1      Ameristar Casinos, Inc. +                                         26
         1      Argosy Gaming Co.* +                                              23
         0^^    Aztar Corp.* +                                       $            10
         0^^    Brunswick Corp.                                                   15
         1      Callaway Golf Co. (l)                                             14
         0^^    Carmike Cinemas, Inc.                                             11
        23      Carnival Corp.                                                 1,348
        20      International Game Technology                                    684
         0^^    Isle of Capri Casinos, Inc.* (l)                                   5
         1      K2, Inc.* (l)                                                     13
         1      Macrovision Corp.*                                                13
         1      Multimedia Games, Inc.* (l)                                       13
         1      Navigant International, Inc.* (l)                                 12
         1      Penn National Gaming, Inc.*                                       42
         1      Pinnacle Entertainment, Inc.*                                     16
        48      Rank Group PLC (United Kingdom) (f)                              245
         2      Scientific Games Corp., Class A*                                  55
         1      Thor Industries, Inc. (l)                                         44
                --------------------------------------------------------------------
                                                                               2,589
                --------------------------------------------------------------------

                ENVIRONMENTAL SERVICES -- 0.2%

         1      Duratek, Inc.*                                                    15
         0^^    Metal Management, Inc. (l)                                         5
        35      Nalco Holding Co.*                                               682
         0^^    Tetra Tech, Inc.*                                                  5
         0^^    Waste Connections, Inc.*                                          10
                --------------------------------------------------------------------
                                                                                 717
                --------------------------------------------------------------------

                FINANCIAL SERVICES -- 5.8%

         1      Accredited Home Lenders Holding Co.* +                            32
         0^^    Advanta Corp., Class B (l) +                                       7
         1      Affiliated Managers Group, Inc.* (l) +                            36
         0^^    Asta Funding, Inc. +                                               3
        32      CIT Group, Inc.                                                1,463
       175      Citigroup, Inc.                                                8,423
         0^^    Coinstar, Inc.* (l)                                                8
         1      CompuCredit Corp.*                                                25
        40      Countrywide Financial Corp.                                    1,493
         0^^    Credit Acceptance Corp.*                                           3
       125      Daiwa Securities Group, Inc. (Japan) (f)                         904
         3      E*TRADE Financial Corp.*                                          43
         0^^    Education Lending Group, Inc.* (l)                                 3
         0^^    Encore Capital Group, Inc.*                                        2
         0^^    eSpeed, Inc., Class A*                                             1

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                FINANCIAL SERVICES -- CONTINUED

         0^^    Euronet Worldwide, Inc.*                             $             5
        10      Fannie Mae                                                       698
        27      Freddie Mac                                                    1,960
         9      Goldman Sachs Group, Inc.                                        947
         0^^    ITLA Capital Corp.*                                               12
         1      Knight Trading Group, Inc., Class A* (l)                           9
         2      Legg Mason, Inc.                                                 110
        72      MBNA Corp.                                                     2,024
        84      Morgan Stanley                                                 4,659
         0^^    National Financial Partners Corp.                                 16
         3      Safeguard Scientifics, Inc.*                                       7
        26      State Street Corp.                                             1,262
       136      The Charles Schwab Corp.                                       1,625
        23      Washington Mutual, Inc.                                          960
         1      World Acceptance Corp.*                                           25
         1      WSFS Financial Corp.                                              30
                --------------------------------------------------------------------
                                                                              26,795
                --------------------------------------------------------------------

                FOOD/BEVERAGE PRODUCTS -- 1.9%

        17      Anheuser-Busch Companies, Inc. +                                 867
        87      Cadbury Schweppes PLC
                (United Kingdom) (f)                                             811
         1      Chiquita Brands International, Inc.                               26
         1      Corn Products International, Inc.                                 32
         1      Flowers Foods, Inc.                                               16
         0^^    J & J Snack Foods Corp.                                           10
        13      Koninklijke Wessanen NV
                (The Netherlands) (f)                                            166
        36      PepsiCo, Inc.                                                  1,890
        27      SABMiller PLC (United Kingdom) (f)                               442
         1      Sanderson Farms, Inc. (l)                                         39
         9      Sysco Corp.                                                      332
        95      The Coca-Cola Co.                                              3,941
                --------------------------------------------------------------------
                                                                               8,572
                --------------------------------------------------------------------

                HEALTH CARE/HEALTH CARE SERVICES -- 2.2%

         1      ABIOMED Inc.* +                                                    9
        13      Aetna, Inc. +                                                  1,571
         1      Align Technology, Inc.* +                                          8
         2      Alliance Imaging, Inc.* +                                         19
         0^^    America Service Group, Inc.* +                                     8
         1      Animas Corp.* (l) +                                                8
         1      Apria Healthcare Group, Inc.* +                      $            26
         0^^    Arrow International, Inc. +                                       12
         0^^    ArthroCare Corp.* (l) +                                           10
         3      Bausch & Lomb, Inc.                                              187
        21      Baxter International, Inc.                                       724
         0^^    Biosite, Inc.* (l)                                                25
        41      Boston Scientific Corp.*                                       1,458
         1      Centene Corp.*                                                    34
         1      CIGNA Corp.                                                       90
         1      CONMED Corp.* (l)                                                 37
         1      CTI Molecular Imaging, Inc.* (l)                                   9
         1      Diagnostic Products Corp.                                         28
         3      Encore Medical Corp.*                                             20
         0^^    Epix Pharmaceuticals, Inc.* (l)                                    5
         0^^    First Health Group Corp.*                                          6
         0^^    Genesis HealthCare Corp.*                                         14
         2      Gentiva Health Services*                                          27
        23      Guidant Corp.                                                  1,684
        16      HCA, Inc.                                                        627
         0^^    Immucor, Inc.* (l)                                                 5
         0^^    Inverness Medical Innovations, Inc.*                              10
         2      Kindred Healthcare, Inc.*                                         69
         1      Kyphon, Inc.* (l)                                                 32
        13      McKesson Corp.                                                   400
         1      Mentor Corp. (l)                                                  24
         0^^    Merit Medical Systems, Inc.*                                       5
         0^^    NeighborCare, Inc.*                                                3
         2      NeuroMetrix, Inc.* (l)                                            25
         1      OCA, Inc.* (l)                                                     8
         0^^    Ocular Sciences, Inc.*                                            15
         1      Owens & Minor, Inc. (l)                                           37
         2      Palatin Technologies, Inc.*                                        6
         1      Pediatrix Medical Group, Inc.*                                    61
         0^^    Possis Medical, Inc.*                                              4
         1      Province Healthcare Co.*                                          20
         2      PSS World Medical, Inc.*                                          28
         1      Res-Care, Inc.*                                                   11
         1      Sierra Health Services, Inc.*                                     33
         1      Sola International, Inc.*                                         28
         2      Steris Corp.*                                                     45
         0^^    SurModics, Inc.* (l)                                              10
         1      Symbion, Inc.*                                                    13

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED

         4      Synthes, Inc. (Switzerland)* (f)                     $           503
         0^^    TECHNE Corp.*                                                     12
         1      United Surgical Partners
                International, Inc.*                                              51
         1      UnitedHealth Group, Inc.                                          62
         1      VISX, Inc.*                                                       34
        15      WellPoint, Inc.*                                               1,775
                --------------------------------------------------------------------
                                                                               9,975
                --------------------------------------------------------------------

                HOTELS/OTHER LODGING -- 0.6%

        30      Hilton Hotels Corp.                                              680
        41      Intercontinental Hotels Group PLC
                (United Kingdom)                                                 512
         1      La Quinta Corp.*                                                  11
        15      Marriott International, Inc., Class A                            913
         5      MGM Mirage*                                                      342
         3      Starwood Hotels & Resorts Worldwide, Inc.                        158
                --------------------------------------------------------------------
                                                                               2,616
                --------------------------------------------------------------------

                INDUSTRIAL COMPONENTS -- 0.1%

         0^^    Hexcel Corp.* (l)                                                  6
         2      Lennox International, Inc.                                        49
         7      SKF AB, Ser. B (Sweden)                                          301
         5      SPX Corp. (l)                                                    180
                --------------------------------------------------------------------
                                                                                 536
                --------------------------------------------------------------------

                INSURANCE -- 3.0%

        38      AFLAC, Inc. +                                                  1,497
        35      AMBAC Financial Group, Inc. +                                  2,854
        16      American International Group, Inc. +                           1,038
         0^^    AmerUs Group Co. (l) +                                             5
         1      Argonaut Group, Inc.* +                                           14
         3      Assurant, Inc. +                                                  86
        35      AXA (France) (f)                                                 874
         3      Delphi Financial Group, Inc., Class A                            134
         1      Direct General Corp.                                              23
        15      Genworth Financial, Inc., Class A                                394
        11      Hartford Financial Services Group, Inc.                          762
        36      ING Groep NV (The Netherlands) (f)                             1,097
         1      LandAmerica Financial Group, Inc. (l)                             27
        13      MBIA, Inc.                                                       791
         6      Metlife, Inc.                                                    259
         0^^    NYMAGIC, Inc.                                        $             5
         4      PMA Capital Corp., Class A*                                       39
         1      Protective Life Corp.                                             43
        21      RenaissanceRe Holdings LTD (Bermuda)                           1,068
         1      Selective Insurance Group (l)                                     22
         1      Stewart Information Services Corp.                                21
        11      The St. Paul Travelers Companies, Inc.                           419
         3      Torchmark Corp.                                                  183
         0^^    United Fire & Casualty Co.                                         7
         1      Vesta Insurance Group, Inc.                                        2
         9      W.R. Berkley Corp.                                               406
        30      Willis Group Holdings LTD
                (United Kingdom)                                               1,218
         1      Zenith National Insurance Corp. (l)                               60
         2      Zurich Financial Services AG
                (Switzerland) (f)                                                378
                --------------------------------------------------------------------
                                                                              13,726
                --------------------------------------------------------------------

                INTERNET SERVICES/SOFTWARE -- 0.4%

         1      AsiaInfo Holdings, Inc. (China)* +                                 6
         1      Autobytel, Inc.* +                                                 4
         0^^    Blue Coat Systems, Inc.*                                           4
         6      CMGI, Inc.*                                                       15
         2      CNET Networks, Inc.*                                              25
         0^^    Corillian Corp.*                                                   1
         0^^    Digital Insight Corp.*                                             6
         2      Digitas, Inc.*                                                    17
         2      DoubleClick, Inc.*                                                14
         5      EarthLink, Inc.*                                                  57
        13      eBay, Inc.* (l)                                                1,543
         0^^    Equinix, Inc.*                                                    13
         1      Harris Interactive, Inc.*                                          6
         3      Homestore, Inc.*                                                  10
         1      Infospace, Inc.*                                                  29
         1      Internet Security Systems, Inc.*                                  16
         0^^    Interwoven, Inc.*                                                  2
         1      iPass, Inc.*                                                       4
         1      j2 Global Communications, Inc.*                                   17
         1      Lionbridge Technologies, Inc.*                                     4
         3      LookSmart LTD*                                                     6
         1      Mindspeed Technologies, Inc.* (l)                                  3
         0^^    PC-Tel, Inc.*                                                      2

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                INTERNET SERVICES/SOFTWARE -- CONTINUED

         1      Portal Software, Inc.*                               $             1
         1      ProQuest Co.*                                                     15
         1      Redback Networks, Inc.*                                            3
         2      SupportSoft, Inc.*                                                15
         1      Trizetto Group, Inc.*                                             10
         1      United Online, Inc.*                                              14
         1      Valueclick, Inc.*                                                 16
         1      WebEx Communications, Inc.*                                       17
         1      Websense, Inc.*                                                   30
                --------------------------------------------------------------------
                                                                               1,925
                --------------------------------------------------------------------

                LEASING -- 0.0% ^

         0^^    Amerco, Inc.* +                                                   14
         1      GATX Corp. (l)                                                    38
         0^^    Interpool, Inc.                                                    7
                --------------------------------------------------------------------
                                                                                  59
                --------------------------------------------------------------------

                MACHINERY & ENGINEERING EQUIPMENT -- 0.7%

         5      Applied Industrial Technologies, Inc. +                          143
         1      Astec Industries, Inc.* +                                         12
        14      Atlas Copco AB (Sweden), Class A (f)                             623
         1      Cascade Corp.                                                     20
        13      Caterpillar, Inc.                                              1,307
        11      Deere & Co.                                                      781
         1      Flowserve Corp.*                                                  25
        61      Kubota Corp. (Japan) (f)                                         303
         0^^    NACCO Industries, Inc., Class A                                   42
         0^^    Sauer-Danfoss, Inc.                                                4
         0^^    Tecumseh Products Co., Class A                                    19
         1      The Manitowoc Co., Inc.                                           30
         0^^    UNOVA, Inc.*                                                       8
         1      York International Corp.                                          28
                --------------------------------------------------------------------
                                                                               3,345
                --------------------------------------------------------------------

                MANUFACTURING -- 0.6%

        18      3M Co.                                                         1,494
         1      Armor Holdings, Inc.* +                                           24
         1      Barnes Group, Inc.                                                24
        43      BBA Group PLC (United Kingdom) (f)                               237
         0^^    Cyberoptics Corp.*                                                 4
         4      Eaton Corp.                                                      282
         0^^    ESCO Technologies, Inc.* (l)                                      15
         1      Fleetwood Enterprises, Inc.* (l)                     $            12
         1      Griffon Corp.*                                                    35
         3      ITT Industries, Inc.                                             245
         1      JLG Industries, Inc. (l)                                          18
         1      Joy Global, Inc.                                                  39
         1      Lincoln Electric Holdings, Inc.                                   31
         0^^    NN, Inc.                                                           5
         0^^    Penn Engineering & Manufacturing Corp.                             5
         1      Quanex Corp. (l)                                                  82
         1      Terex Corp.*                                                      38
         1      Walter Industries, Inc.                                           30
                --------------------------------------------------------------------
                                                                               2,620
                --------------------------------------------------------------------

                METALS/MINING -- 0.3%

        37      Alcoa, Inc. +                                                  1,163
         1      Commercial Metals Co.                                             73
         1      Metals USA, Inc.*                                                  9
         0^^    Valmont Industries, Inc.                                          10
                --------------------------------------------------------------------
                                                                               1,255
                --------------------------------------------------------------------

                MULTI-MEDIA -- 2.3%

         0^^    Digital Generation Systems, Inc.*                                  0^^
         1      Emmis Communications Corp., Class A*                              12
        31      Fox Entertainment Group, Inc.,
                Class A* (l)                                                     960
        22      Gannett Co., Inc.                                              1,805
         1      Gray Television, Inc.                                             10
         1      Insight Communications Co., Inc.,
                Class A* (l)                                                       5
         1      Journal Register Co.*                                             11
         3      Lodgenet Entertainment Corp.*                                     46
        40      News Corp.,                                                      753
        15      News Corp., Class A                                              284
        27      The E.W. Scripps Co., Class A                                  1,285
        31      The Walt Disney Co.                                              862
        15      Time Warner, Inc.* +                                             292
         4      Tribune Co. (l)                                                  156
       104      Viacom, Inc., Class B                                          3,770
         1      World Wrestling Entertainment, Inc.                               13
                --------------------------------------------------------------------
                                                                              10,264
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                OFFICE/BUSINESS EQUIPMENT -- 0.2%

         7      Canon, Inc. (Japan) (f)                              $           353
         0^^    General Binding Corp.*                                             3
         1      Global Imaging Systems, Inc.* (l)                                 51
        18      Ricoh Co., LTD (Japan) (f)                                       349
         1      United Stationers, Inc.*                                          23
                --------------------------------------------------------------------
                                                                                 779
                --------------------------------------------------------------------

                OIL & GAS -- 4.6%

        13      Anadarko Petroleum Corp. +                                       818
        21      Baker Hughes, Inc. +                                             875
         0^^    Black Hills Corp.                                                 12
        71      BP PLC (United Kingdom) (f)                                      687
         0^^    Callon Petroleum Co.*                                              4
        44      ChevronTexaco Corp.                                            2,327
         0^^    Comstock Resources, Inc.*                                          9
        27      ConocoPhillips                                                 2,335
         3      Cooper Cameron Corp.* (l)                                        140
         2      Denbury Resources, Inc.*                                          51
        28      Devon Energy Corp.                                             1,093
         1      Energen Corp.                                                     83
         0^^    Energy Partners LTD*                                               6
         8      ENI-Ente Nazionale Idrocarburi SPA
                (Italy) (f)                                                      207
       128      Exxon Mobil Corp.                                              6,548
         0^^    Giant Industries, Inc.*                                            3
         0^^    Gulf Island Fabrication, Inc.                                      7
         1      Hanover Compressor Co.*                                           11
         1      Headwaters, Inc.* (l)                                             14
         1      Helmerich & Payne, Inc.                                           24
         2      Houston Exploration Co.*                                         135
         0^^    Hydril Co.*                                                       18
         3      Key Energy Services, Inc.*                                        40
         1      Lone Star Technologies, Inc.*                                     23
         0^^    Magnum Hunter Resources, Inc.* (l)                                 3
         1      Mission Resources Corp.* (l)                                       4
         1      Oceaneering International, Inc.*                                  41
         1      Oil States International, Inc.*                                   10
         0^^    Penn Virginia Corp.                                                8
        18      Petroleo Brasileiro SA (Brazil), ADR                             644
         6      Pride International, Inc.* (l)                                   115
        16      Rowan Companies, Inc.*                                           416
         2      Southern Union Co.*                                               53
         1      Southwest Gas Corp. (l)                              $            30
         2      Southwestern Energy Co.*                                         117
        32      Statoil ASA (Norway) (f)                                         510
         1      Stone Energy Corp.*                                               28
         1      Tesoro Petroleum Corp.*                                           41
         1      Todco, Class A*                                                   13
         9      Total SA (France) (f)                                          1,921
         1      Unit Corp.*                                                       19
        28      Unocal Corp.                                                   1,206
         9      Valero Energy Corp.                                              409
         1      Veritas DGC, Inc.* (l)                                            16
         2      Vintage Petroleum, Inc.                                           34
         0^^    World Fuel Services Corp.                                         15
                --------------------------------------------------------------------
                                                                              21,123
                --------------------------------------------------------------------

                PACKAGING -- 0.1%

         4      Crown Holdings, Inc.*                                             59
         1      Silgan Holdings, Inc.                                             46
        21      Smurfit-Stone Container Corp.*                                   392
                --------------------------------------------------------------------
                                                                                 497
                --------------------------------------------------------------------

                PAPER/FOREST PRODUCTS -- 0.1%

         2      International Paper Co.                                           80
         0^^    Schweitzer-Mauduit International, Inc.                            14
        17      Stora Enso OYJ (Finland), R Shares (f)                           261
         1      Wausau-Mosinee Paper Corp.                                        20
                --------------------------------------------------------------------
                                                                                 375
                --------------------------------------------------------------------

                PHARMACEUTICALS -- 4.6%

         1      Able Laboratories, Inc.* +                                        15
         2      Adolor Corp.* +                                                   23
         1      Alkermes, Inc.* +                                                 10
         0^^    Antigenics, Inc.* (l) +                                            2
        22      AstraZeneca PLC (United Kingdom) (f)                             808
         2      AtheroGenics, Inc.* (l) +                                         42
         2      Auxilium Pharmaceuticals, Inc.* +                                 16
        10      AVANIR Pharmaceuticals, Class A* (l) +                            34
         0^^    Bradley Pharmaceuticals, Inc.* (l)                                 6
         1      Corixa Corp.*                                                      2
         2      Cubist Pharmaceuticals, Inc.*                                     28
         2      CV Therapeutics, Inc.* (l)                                        53
         4      Cypress Bioscience, Inc.*                                         61

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                PHARMACEUTICALS -- CONTINUED

         0^^    Dendreon Corp.* (l)                                  $             4
        49      Eli Lilly & Co.                                                2,778
        36      Forest Laboratories, Inc.*                                     1,600
         2      Hospira, Inc.*                                                    57
         1      Impax Laboratories, Inc.* (l)                                     10
        67      Johnson & Johnson                                              4,237
         0^^    Kos Pharmaceuticals, Inc.*                                        11
         1      Ligand Pharmaceuticals, Inc., Class B* (l)                         9
         0^^    Medicines Co.*                                                    11
        11      Medicis Pharmaceutical Corp., Class A (l)                        393
        38      Merck & Co., Inc.                                              1,225
         1      Onyx Pharmaceuticals, Inc.*                                       45
        15      OSI Pharmaceuticals, Inc.* (l)                                 1,093
         1      Par Pharmaceutical Companies, Inc.*                               21
       136      Pfizer, Inc.                                                   3,666
         0^^    Pharmion Corp.* (l)                                               13
         1      PolyMedica Corp. (l)                                              26
         1      Rigel Pharmaceuticals, Inc.*                                      21
         9      Roche Holding AG (Switzerland) (f)                             1,034
         7      Sanofi-Aventis (France) (f)                                      572
        10      Schering AG (Germany) (f)                                        727
        19      Schering-Plough Corp.                                            403
        16      Sepracor, Inc.* (l)                                              956
         0^^    Tanox, Inc.* (l)                                                   3
         1      United Therapeutics Corp.* (l)                                    32
         2      Valeant Pharmaceuticals International                             40
         1      Vertex Pharmaceuticals, Inc.*                                     11
         1      Vicuron Pharmaceuticals, Inc.*                                    14
         8      Watson Pharmaceuticals, Inc.*                                    269
        16      Wyeth                                                            698
                --------------------------------------------------------------------
                                                                              21,079
                --------------------------------------------------------------------

                PIPELINES -- 0.0% ^

        15      Dynegy, Inc., Class A* (l)                                        68

                PRINTING & PUBLISHING -- 0.0% ^

         2      Bowne & Co., Inc. (l)                                             27
         1      John H. Harland Co.                                               22
                --------------------------------------------------------------------
                                                                                  49
                --------------------------------------------------------------------

                REAL ESTATE -- 0.2%

         0^^    LNR Property Corp.                                   $            13
       100      Sun Hung Kai Properties LTD
                (Hong Kong) (f)                                                1,000
                --------------------------------------------------------------------
                                                                               1,013
                --------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUST -- 0.4%

         2      Affordable Residential Communities, Inc. +                        22
         4      American Financial Realty Trust +                                 68
         2      American Home Mortgage
                Investment Corp. +                                                61
         2      Anthracite Capital, Inc. +                                        21
         1      Capital Automotive Real Estate
                Investment Trust (l)                                              30
         8      CarrAmerica Realty Corp. (l)                                     250
         1      Entertainment Properties Trust                                    31
         3      Equity Inns, Inc.                                                 35
         5      Equity Office Properties Trust                                   137
         1      FelCor Lodging Trust, Inc.* (l)                                    9
         1      Gables Residential Trust                                          25
         4      Government Properties Trust, Inc.                                 35
         1      Highwoods Properties, Inc.                                        22
         1      IMPAC Mortgage Holdings, Inc.                                     16
         3      InnKeepers USA Trust                                              48
         2      Kimco Realty Corp. (l)                                           122
         0^^    LaSalle Hotel Properties                                          13
         2      Lexington Corporate Properties Trust                              37
         2      LTC Properties, Inc.                                              44
         1      MACK-CALI Realty Corp.                                            46
         3      Meristar Hospitality Corp.*                                       22
         2      MFA Mortgage Investments, Inc.                                    14
         2      Mid-America Apartment
                Communities, Inc.                                                 82
         0^^    National Health Investors, Inc.                                    9
         1      New Century Financial Corp.                                       38
         1      NovaStar Financial, Inc. (l)                                      30
         2      Pennsylvania Real Estate
                Investment Trust (l)                                              64
         2      Prentiss Properties Trust                                         69
         7      ProLogis                                                         298
         3      RAIT Investment Trust                                             70
         1      Saul Centers, Inc. (l)                                            46
                --------------------------------------------------------------------
                                                                               1,814
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                RESTAURANTS/FOOD SERVICES -- 0.7%

         1      CBRL Group, Inc.                                     $            25
         0^^    CEC Entertainment, Inc.*                                           8
         2      CKE Restaurants, Inc.*                                            25
         0^^    Jack in the Box, Inc.*                                             4
         3      Landry's Restaurants, Inc. (l)                                    86
        57      McDonald's Corp.                                               1,817
         0^^    Rare Hospitality International, Inc.*                             13
         2      Ryan's Restaurant Group, Inc.*                                    32
         1      Wendy's International, Inc.                                       47
        20      Yum! Brands, Inc.                                                961
                --------------------------------------------------------------------
                                                                               3,018
                --------------------------------------------------------------------

                RETAILING -- 4.0%

         0^^    1-800-FLOWERS.COM, Inc., Class A*                                  3
         6      Aaron Rents, Inc. (l) +                                          138
         4      Abercrombie & Fitch Co., Class A +                               174
         1      Aeropostale, Inc.* +                                              41
         2      Asbury Automotive Group, Inc.* +                                  23
         7      Bed Bath & Beyond, Inc.*                                         275
         1      Brookstone, Inc.*                                                 27
         0^^    Brown Shoe Co., Inc. (l)                                           9
         3      Cash America International, Inc.                                  95
         0^^    Charlotte Russe Holding, Inc.*                                     4
         5      Charming Shoppes, Inc.*                                           50
        36      Compagnie Financiere Richemont AG
                (Switzerland), Class A (f)                                     1,197
         7      CVS Corp.                                                        315
        20      Dollar General Corp.                                             405
         0^^    Electronics Boutique Holdings Corp.* (l)                           9
         2      Family Dollar Stores, Inc.                                        59
        15      Federated Department Stores, Inc.                                846
         3      Foot Locker, Inc.                                                 86
         1      Genesco, Inc.*                                                    19
         2      Hollywood Entertainment Corp.*                                    31
        60      Home Depot, Inc.                                               2,554
         1      Hot Topic, Inc.*                                                  10
        21      Industria de Diseno Textil SA (Spain) (f)                        615
         1      Insight Enterprises, Inc.*                                        12
         0^^    Jo-Ann Stores, Inc.*                                               3
        32      Kohl's Corp.*                                                  1,572
        30      Lowe's Companies, Inc.                                         1,716
         1      MarineMax, Inc.*                                                  18
         0^^    Movado Group, Inc.                                   $             4
         0^^    Movie Gallery, Inc.                                                4
         0^^    Nash-Finch Co.                                                     8
         1      Pathmark Stores, Inc.*                                             3
         0^^    Party City Corp.*                                                  1
         1      Ross Stores, Inc.                                                 26
         1      Select Comfort Corp.* (l)                                         14
         1      ShopKo Stores, Inc.*                                              21
        29      Staples, Inc.                                                    978
         2      Stein Mart, Inc.*                                                 29
        34      Target Corp.                                                   1,743
       218      Tesco PLC (United Kingdom) (f)                                 1,342
         1      The Children's Place Retail Stores, Inc.*                         22
         8      The Gap, Inc. (l)                                                171
         1      The J. Jill Group, Inc.*                                          15
         1      The Pantry, Inc.*                                                 30
         0^^    The Sports Authority, Inc.*                                        5
         1      The TJX Companies, Inc.                                           23
         2      Too, Inc.*                                                        37
         0^^    Trans World Entertainment Corp.*                                   5
         0^^    United Auto Group, Inc.                                           12
        68      Wal-Mart Stores, Inc.                                          3,580
         1      Winn-Dixie Stores, Inc. (l)                                        3
         1      Zale Corp.*                                                       18
                --------------------------------------------------------------------
                                                                              18,400
                --------------------------------------------------------------------

                SEMI-CONDUCTORS -- 1.7%

         0^^    Actel Corp.* +                                                     7
         1      ADE Corp.* (l) +                                                   9
        17      Altera Corp.* +                                                  342
         2      AMIS Holdings, Inc.* +                                            28
        48      Analog Devices, Inc. +                                         1,782
         1      Asyst Technologies, Inc.* +                                        3
         0^^    ATMI, Inc.* +                                                      7
         1      August Technology Corp.* +                                         7
         2      Axcelis Technologies, Inc.* +                                     19
        14      Broadcom Corp., Class A*                                         436
         1      Brooks Automation, Inc.*                                          14
         1      Cirrus Logic, Inc.*                                                8
         1      Credence Systems Corp.*                                            8
         1      Cymer, Inc.*                                                      18
         0^^    Diodes, Inc.*                                                      9

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                SEMI-CONDUCTORS -- CONTINUED

         0^^    ESS Technology, Inc.*                                $             3
         0^^    Exar Corp.*                                                        6
         4      Freescale Semiconductor, Inc.,
                Class B* (l)                                                      76
         0^^    Genesis Microchip, Inc.* (l)                                       5
         0^^    Integrated Silicon Solutions, Inc.*                                3
        95      Intel Corp.                                                    2,218
         8      Intersil Corp., Class A                                          141
         1      IXYS Corp.*                                                        5
         0^^    Kopin Corp.*                                                       2
         1      Lattice Semiconductor Corp.*                                       5
         9      Linear Technology Corp.                                          329
         1      LTX Corp.*                                                         7
         1      Mattson Technology, Inc.*                                         11
         1      Micrel, Inc.*                                                     15
         1      Microsemi Corp.*                                                  19
         1      MIPS Technologies, Inc.*                                          11
         0^^    MKS Instruments, Inc.*                                             6
         1      Mykrolis Corp.*                                                   11
         3      NEC Electronics Corp. (Japan) (f)                                132
         3      Novellus Systems, Inc.*                                           81
         1      Omnivision Technologies, Inc.* (l)                                11
         5      ON Semiconductor Corp.*                                           23
         1      Photronics, Inc.* (l)                                             18
         1      Pixelworks, Inc.*                                                 12
         0^^    Power Integrations, Inc.*                                          6
         3      Rohm Co., LTD (Japan)                                            332
         1      Semitool, Inc.*                                                    6
         0^^    SigmaTel, Inc.*                                                   14
         1      Silicon Image, Inc.* (l)                                          20
         2      Silicon Storage Technology, Inc.*                                 14
         0^^    Siliconix, Inc.*                                                   4
         2      Skyworks Solutions, Inc.*                                         21
         0^^    Supertex, Inc.*                                                    4
         2      Transmeta Corp.* (l)                                               3
         0^^    Ultratech, Inc.*                                                   2
       199      United Microelectronics Corp.
                (Taiwan), ADR*                                                   702
         0^^    Varian Semiconductor Equipment
                Associates, Inc.* (l)                                             15
         4      Vitesse Semiconductor Corp.* (l)                                  12
         0^^    White Electronic Designs Corp.*                                    1
        19      Xilinx, Inc.                                                     560
         1      Zoran Corp.*                                                       6
                --------------------------------------------------------------------
                                                                               7,569
                --------------------------------------------------------------------

                SHIPPING/TRANSPORTATION -- 0.7%

        21      CSX Corp.                                            $           846
         1      FedEx Corp.                                                       79
        13      Norfolk Southern Corp.                                           481
         1      Swift Transportation Co., Inc.*                                   13
        18      United Parcel Service, Inc., Class B                           1,526
                --------------------------------------------------------------------
                                                                               2,945
                --------------------------------------------------------------------

                STEEL -- 0.4%

         4      AK Steel Holding Corp.* (l) +                                     58
         1      Gibraltar Industries, Inc. (l)                                    13
        23      JFE Holdings, Inc. (Japan) (f)                                   652
         6      POSCO (South Korea), ADR                                         278
         1      Reliance Steel & Aluminum Co.                                     21
         1      Ryerson Tull, Inc. (l)                                            17
         0^^    Schnitzer Steel Industries, Inc.,
                Class A (l)                                                       11
         1      Steel Dynamics, Inc. (l)                                          53
        15      United States Steel Corp. (l)                                    754
                --------------------------------------------------------------------
                                                                               1,857
                --------------------------------------------------------------------

                TELECOMMUNICATIONS -- 3.0%

         1      Aeroflex, Inc.* +                                                 12
         0^^    Aether Systems, Inc.* +                                            0^^
         3      Alamosa Holdings, Inc.* +                                         39
         2      Arris Group, Inc.* +                                              12
         1      Aspect Communications* +                                          16
         3      BellSouth Corp.                                                   86
         1      Boston Communications Group*                                       6
         1      Broadwing Corp.* (l)                                               6
         1      Centennial Communications Corp.*                                  10
         6      Cincinnati Bell, Inc.*                                            24
         0^^    Commonwealth Telephone
                Enterprises, Inc.* (l)                                            10
         0^^    Computer Network Technology Corp.* (l)                             2
         1      CT Communications, Inc.                                           14
         1      Extreme Networks, Inc.*                                            9
         3      Finisar Corp.* (l)                                                 6
         1      Hypercom Corp.*                                                    4
         0^^    Interdigital Communications Corp.*                                 4
         1      Intrado, Inc.*                                                     6
         4      ITC DeltaCom, Inc.*                                                7
       136      Koninklijke KPN NV (The Netherlands) (f)                       1,298

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                TELECOMMUNICATIONS -- CONTINUED

         2      MasTec, Inc.* (l)                                    $            17
         2      MRV Communications, Inc.*                                          7
         1      NETGEAR, Inc.*                                                    11
        36      Nextel Communications, Inc., Class A*                          1,065
         0^^    Nippon Telegraph & Telephone Corp.
                (Japan) (f)                                                    1,086
        47      Portugal Telecom SGPS SA
                (Portugal) (f)                                                   574
         2      Primus Telecommunications GP*                                      6
         8      PTEK Holdings, Inc.*                                              80
         1      Raindance Communications, Inc.*                                    1
        70      SBC Communications, Inc.                                       1,816
       299      Singapore Telecommunications LTD
                (Singapore) (f)                                                  436
        34      Sprint Corp. -- FON Group                                        846
         2      Symmetricom, Inc.*                                                20
         1      Talk America Holdings, Inc.* (l)                                   3
         1      Tekelec*                                                          16
         1      Time Warner Telecom, Inc., Class A*                                5
        93      Verizon Communications, Inc.                                   3,764
       750      Vodafone Group PLC
                (United Kingdom) (f)                                           2,042
         1      Westell Technologies, Inc., Class A*                               8
                --------------------------------------------------------------------
                                                                              13,374
                --------------------------------------------------------------------

                TELECOMMUNICATIONS EQUIPMENT -- 1.0%

         0^^    Audiovox Corp., Class A* (l) +                                     5
         0^^    Brightpoint, Inc.*                                                 8
         1      C-COR.net Corp.*                                                   9
         0^^    Comtech Telecommunications*                                        8
        92      Corning, Inc.*                                                 1,083
         0^^    Ditech Communications Corp.*                                       6
         2      Inter-Tel, Inc.                                                   49
        61      Motorola, Inc.                                                 1,044
        51      QUALCOMM, Inc.                                                 2,150
         1      Remec, Inc.* (l)                                                   5
         3      RF Micro Devices, Inc.* (l)                                       21
         1      Spirent PLC (United Kingdom) (f)                                   1
         1      Terayon Communications Systems, Inc.*                              1
                --------------------------------------------------------------------
                                                                               4,390
                --------------------------------------------------------------------

                TEXTILES -- 0.0% ^

         2      Angelica Corp. +                                     $            59
         1      UniFirst Corp.                                                    17
                --------------------------------------------------------------------
                                                                                  76
                --------------------------------------------------------------------

                TIRE & RUBBER -- 0.0% ^

         3      The Goodyear Tire & Rubber Co.* (l)                               41

                TOYS & GAMES -- 0.2%

        17      Hasbro, Inc.                                                     333
         1      JAKKS Pacific, Inc.* (l)                                          18
         6      Mattel, Inc.                                                     123
         5      Nintendo Co., LTD (Japan) (f)                                    605
         1      RC2 Corp.*                                                        33
         1      Steinway Musical Instruments, Inc.*                               14
                --------------------------------------------------------------------
                                                                               1,126
                --------------------------------------------------------------------

                TRANSPORTATION -- 0.1%

         0^^    Arkansas Best Corp. +                                             18
         1      Genesee & Wyoming, Inc., Class A*                                 37
         1      Offshore Logistics, Inc.*                                         16
         0^^    Old Dominion Freight Line, Inc.*                                  10
         1      Overnite Corp.                                                    19
         1      Overseas Shipholding Group, Inc.                                  44
         1      RailAmerica, Inc.*                                                17
         2      SCS Transportation, Inc.*                                         42
         0^^    The Greenbrier Companies, Inc.                                    14
         1      US Xpress Enterprises, Inc., Class A*                             26
         1      Werner Enterprises, Inc.                                          32
                --------------------------------------------------------------------
                                                                                 275
                --------------------------------------------------------------------

                UTILITIES -- 2.0%

         1      Aquila, Inc.* +                                                    4
         1      Atmos Energy Corp. +                                              25
         1      Avista Corp. +                                                    16
        66      Centrica PLC (United Kingdom) (f)                                299
         4      CMS Energy Corp.* (l)                                             38
         4      Consolidated Edison, Inc.                                        188
        23      Dominion Resources, Inc.                                       1,586
         4      E.ON AG (Germany) (f)                                            346
         4      Edison International                                             115
         1      El Paso Electric Co.*                                             17
         1      Entergy Corp.                                                     74

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                UTILITIES -- CONTINUED

        13      FPL Group, Inc.                                      $           957
        22      Iberdrola SA (Spain) (f)                                         564
         1      Idacorp, Inc.                                                     18
         0^^    MGE Energy, Inc. (l)                                               4
         1      New Jersey Resources Corp.                                        43
         4      Northeast Utilities                                               77
        10      PG&E Corp.* (l)                                                  343
        24      Pinnacle West Capital Corp.                                    1,071
         2      PNM Resources, Inc.                                               43
        18      PPL Corp.                                                        932
         3      SCANA Corp. (l)                                                  106
        37      Scottish Power PLC (United Kingdom) (f)                          288
         3      Sierra Pacific Resources* (l)                                     31
         0^^    South Jersey Industries, Inc.                                     16
        16      Tokyo Electric Power Co. (Japan) (f)                             381
         0^^    UIL Holdings Corp.                                                 5
         1      UniSource Energy Corp. (l)                                        29
        23      Veolia Environnement (France) (f)                                842
        40      XCEL Energy, Inc. (l)                                            733
                --------------------------------------------------------------------
                                                                               9,191
                --------------------------------------------------------------------
                Total Common Stocks                                          300,363
                (Cost $216,919)
                --------------------------------------------------------------------

                RIGHTS -- 0.0% ^

         1      Technology Investment Capital Corp.                                1
                --------------------------------------------------------------------
                Total Rights                                                       1
                (Cost $0)
                --------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
------------------------------------------------------------------------------------

                U.S. TREASURY SECURITIES -- 0.7%

                U.S. Treasury Notes & Bonds,
$      125      2.75%, 07/31/06 @                                                125
       380      3.50%, 11/15/09 +                                                378
       170      4.25%, 11/15/13 @                                                171
     1,945      4.25%, 11/15/14 +                                              1,950
       475      5.38%, 02/15/31 +                                                514
                --------------------------------------------------------------------
                Total U.S. Treasury Securities                                 3,138
                (Cost $3,132)
                --------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY SECURITIES -- 0.5%

$      295      Federal Home Loan Bank, 1.63%,
                06/15/05 +                                           $           294
       250      Federal Home Loan Mortgage Corp.,
                6.25%, 07/15/32                                                  287
     1,250      Federal National Mortgage Association,
                7.13%, 01/15/30                                                1,572
                --------------------------------------------------------------------
                Total U.S. Government Agency Securities                        2,153
                (Cost $1,902)
                --------------------------------------------------------------------

                FOREIGN GOVERNMENT SECURITIES -- 2.3%

     4,150      Federal Republic of Germany (Germany),
                5.25%, 07/04/10                                                6,236
       402      Republic of Colombia (Colombia),
                9.75%, 04/09/11                                                  462
                Russian Federation (Russia),
       370      8.75%, 07/24/05, Regulation S                                    381
       345      10.00%, 06/26/07, Regulation S                                   389
       100      11.00%, 07/24/18, Regulation S                                   139
       470      5.00%, 03/31/30, Regulation S, SUB                               485
                Ukraine Government (Ukraine),
       175      6.88%, 03/04/11, #                                               180
       930      7.65%, 06/11/13, Regulation S                                    989
                United Mexican States (Mexico),
       100      7.50%, 01/14/12                                                  113
        60      6.38%, 01/16/13, MTN                                              64
       175      5.88%, 01/15/14, Ser. A, MTN                                     179
       325      6.63%, 03/03/15                                                  349
       350      8.30%, 08/15/31, MTN                                             410
                --------------------------------------------------------------------
                Total Foreign Government Securities                           10,376
                (Cost $9,896)
                --------------------------------------------------------------------

                CORPORATE NOTES & BONDS -- 8.7%

                AUTOMOTIVE -- 0.6%

       195      DaimlerChrysler N.A. Holding Corp.,
                7.20%, 09/01/09                                                  217
                Ford Motor Credit Co.,
     1,065      7.88%, 06/15/10                                                1,174
       270      7.00%, 10/01/13                                                  286
                General Motors Acceptance Corp.,
       455      6.88%, 09/15/11                                                  466
        95      6.75%, 12/01/14                                                   95
                General Motors Corp.,
       200      8.25%, 07/15/23                                                  208

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)           ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                AUTOMOTIVE -- CONTINUED

$      305      8.38%, 07/15/33                                      $           316
        85      TRW Automotive, Inc., 9.38%, 02/15/13                             99
                --------------------------------------------------------------------
                                                                               2,861
                --------------------------------------------------------------------

                BANKING -- 1.9%

       295      ABN-Amro North American Holding
                Preferred Capital Repackage Trust
                I, 6.52% to 11/12; thereafter
                FRN, 12/29/49, # +                                               324
       430      ANZ Capital Trust I, 5.36%, 12/15/53, # +                        436
       250      Cadets Trust, 4.80%, 07/15/13,
                Ser. 2003-1, #                                                   241
       125      Den Norske Bank ASA (Norway), 7.73%
                to 6/11; thereafter FRN, 12/31/49, #                             145
        20      HBOS Capital Funding LP
                (United Kingdom), 6.07% to 6/14;
                thereafter FRN, 12/29/49, #                                       21
       365      HBOS Treasury Services PLC
                (United Kingdom), 3.60%, 08/15/07,
                MTN, #                                                           365
       290      Industrial Bank of Korea (South Korea),
                4.00% to 05/09; thereafter FRN,
                05/19/14, #                                                      284
       280      KBC Bank Fund Trust III, 9.86% to 11/09;
                thereafter FRN, 11/29/49, #                                      344
       200      Korea First Bank (South Korea), 7.27% to
                03/14; thereafter FRN, 03/03/34, #                               223
       280      Mizuho Finance Group LTD
                (Cayman Islands), 5.79%, 04/15/14, #                             294
       340      Nordea Bank AB (Sweden), 8.95% to
                11/09; thereafter FRN, 12/31/49, #                               403
       125      Northern Rock PLC (United Kingdom),
                5.60%, 12/31/49, MTN, #                                          129
       270      Popular North America, Inc., 4.70%,
                06/30/09                                                         275
       300      Rabobank Capital Funding Trust III, 5.25%
                to 12/16; thereafter FRN, 12/31/49, #                            298
       820      RBS Capital Trust I, 5.51%, 12/31/49, to
                9/14; thereafter FRN, 12/31/49
                Royal Bank of Scotland Group PLC
                (United Kingdom),                                                839
       250      2.37%, 11/24/06, FRN, #                                          250
$      685      7.82%, 11/30/49, Ser. 3                              $           713
       210      Standard Chartered Bank
                (United Kingdom), 8.00%, 05/30/31, #                             267
       500      SunTrust Bank, 2.50%, 11/01/06                                   492
       230      Swedbank (Sweden), 9.00% to 03/10;
                thereafter FRN, 12/31/49, #                                      276
       545      U.S. Bank N.A., 2.85%, 11/15/06                                  541
       390      United Overseas Bank LTD
                (Singapore), 5.38% to 9/14; thereafter
                FRN, 12/31/49, #                                                 395
       215      Westpac Capital Trust III, 5.82% to
                09/13; thereafter FRN, 12/31/49, #                               225
       245      Woori Bank (South Korea), 5.75% to
                03/09; thereafter FRN, 03/13/14, #                               257
                --------------------------------------------------------------------
                                                                               8,037
                --------------------------------------------------------------------

                BROADCASTING/CABLE -- 0.1%

       360      Cox Communications, Inc., 4.63%,
                06/01/13                                                         344
        80      Echostar DBS Corp., 6.38%, 10/01/11                               82
                --------------------------------------------------------------------
                                                                                 426
                --------------------------------------------------------------------

                CHEMICALS -- 0.2%

        75      Huntsman International LLC, 9.88%,
                03/01/09                                                          82
       325      ICI Wilmington, Inc., 5.63%, 12/01/13                            337
        11      IMC Global, Inc., 10.88%,
                06/01/08, Ser. B                                                  13
       115      Lyondell Chemical Co., 10.88%, 05/01/09                          122
        11      Millennium America, Inc., 9.25%,
                06/15/08                                                          12
       115      PolyOne Corp., 10.63%, 05/15/10                                  129
       160      The Dow Chemical Co., 7.38%, 11/01/29                            194
                --------------------------------------------------------------------
                                                                                 889
                --------------------------------------------------------------------

                COMPUTER SOFTWARE -- 0.0% ^

       180      Computer Associates International, Inc.,
                5.63%, 12/01/14, #                                               182

                CONSTRUCTION -- 0.1%

        70      D.R. Horton, Inc., 9.75%, 09/15/10                                85
       260      Pulte Homes, Inc., 5.25%, 01/15/14                               258

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)           ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                CONSTRUCTION -- CONTINUED

$      100      Standard-Pacific Corp., 6.88%, 05/15/11              $           106
                --------------------------------------------------------------------
                                                                                 449
                --------------------------------------------------------------------

                CONSTRUCTION MATERIALS -- 0.1%

       435      KB Home, 5.75%, 02/01/14                                         431

                CONSUMER SERVICES -- 0.0% ^

        75      Iron Mountain, Inc., 6.63%, 01/01/16                              70

                DIVERSIFIED -- 0.1%

        80      General Electric Capital Corp., 6.75%,
                03/15/32, Ser. A, MTN                                             94
       215      Hutchison Whampoa International LTD
                (Hong Kong), 6.25%, 01/24/14, #                                  226
                --------------------------------------------------------------------
                                                                                 320
                --------------------------------------------------------------------

                ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.0% ^

        85      Celestica, Inc. (Canada), 7.88%, 07/01/11                         91

                ENVIRONMENTAL SERVICES -- 0.1%

                Allied Waste North America, Inc.,
       550      6.13%, 02/15/14 +                                                517
        30      7.38%, 04/15/14, Ser. B +                                         29
                --------------------------------------------------------------------
                                                                                 546
                --------------------------------------------------------------------

                FINANCIAL SERVICES -- 1.6%

                American General Finance Corp.,
       575      3.00%, 11/15/06, Ser. H, MTN +                                   568
       315      4.50%, 11/15/07, Ser. H, MTN +                                   321
        95      Arch Western Finance LLC, 6.75%,
                07/01/13 +                                                        98
       225      Capital One Bank, 8.25%, 06/15/05,
                Ser. BKNT                                                        230
       680      Capital One Financial Corp., 8.75%,
                02/01/07                                                         747
        55      Citigroup, Inc., 6.63%, 06/15/32                                  62
       395      Goldman Sachs Group, Inc., 6.35%,
                02/15/34                                                         411
                HSBC Capital Funding LP (Channel Islands),
       110      4.61% to 06/13; thereafter FRN,
                12/31/49, #                                                      106
$      765      9.55% to 06/10; thereafter FRN,
                12/31/49, #                                          $           953
       235      ING Capital Funding Trust III, 8.44% to
                12/10; thereafter FRN, 12/31/49                                  281
       265      Mantis Reef LTD (Australia), 4.80%,
                11/03/09, #                                                      264
       100      Merrill Lynch & Co., Inc., 5.00%,
                01/15/15, Ser. C, MTN                                            100
       355      Mizuho JGB Investment LLC, 9.87% to
                06/08; thereafter FRN, 12/31/49, #                               415
       395      Mizuho Preferred Capital Co., LLC,
                8.79% to 06/08; thereafter
                FRN, 12/31/49, #                                                 447
                Morgan Stanley,
        95      5.80%, 04/01/07                                                  100
       250      2.40%, 11/09/07, FRN                                             250
       145      3.63%, 04/01/08                                                  144
                OMX Timber Finance Investments LLC
       240      5.42% to 10/19, thereafter FRN,
                01/29/20, Ser. 1, #                                              238
       235      5.54%, 01/29/20 thereafter FRN,
                01/29/20, Ser. 2, #                                              234
       882      Targeted Return Index (TRAINS), 8.21%
                to 08/06; thereafter FRN, 08/01/15,
                Ser. HY-2004-1, #                                                966
       190      UFJ Finance AEC (Aruba), 6.75%,
                07/15/13                                                         212
                --------------------------------------------------------------------
                                                                               7,147
                --------------------------------------------------------------------

                FOOD/BEVERAGE PRODUCTS -- 0.1%

       460      Delhaize America, Inc., 9.00%, 04/15/31                          595

                HEALTH CARE/HEALTH CARE SERVICES -- 0.2%

        95      Fresenius Medical Care Capital Trust II,
                7.88%, 02/01/08                                                  103
       520      HCA, Inc., 5.25%, 11/06/08                                       523
        35      Medex, Inc., 8.88%, 05/15/13                                      41
       115      Tenet Healthcare Corp., 5.00%, 07/01/07                          113
       320      UnitedHealth Group, Inc., 3.30%, 01/30/08                        315
                --------------------------------------------------------------------
                                                                               1,095
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)           ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                HOTELS/OTHER LODGING -- 0.0% ^
$       65      ITT Corp., 7.38%, 11/15/15                           $            72

                INSURANCE -- 0.4%

       185      Arch Capital Group LTD (Bermuda),
                7.35%, 05/01/34 +                                                197
       375      Aspen Insurance Holdings LTD
                (Bermuda), 6.00%, 08/15/14, # +                                  377
        50      AXA (France), 8.60%, 12/15/30 +                                   66
       280      CNA Financial Corp., 5.85%, 12/15/14                             279
       170      Liberty Mutual Group, 7.00%, 03/15/34, #                         172
                Nationwide Financial Services, Inc.,
       130      6.25%, 11/15/11                                                  142
       110      5.90%, 07/01/12                                                  116
       140      Odyssey Re Holdings Corp., 7.65%,
                11/01/13                                                         154
       220      Prudential Holdings LLC, 8.70%,
                12/18/23, #                                                      289
                --------------------------------------------------------------------
                                                                               1,792
                --------------------------------------------------------------------

                METALS/MINING -- 0.0% ^

        65      Peabody Energy Corp., 6.88%,
                03/15/13, Ser. B                                                  70

                MULTI-MEDIA -- 0.4%

       245      Clear Channel Communications, Inc.,
                5.50%, 09/15/14                                                  246
       259      Comcast Cable Communications
                Holdings, Inc., 8.38%, 03/15/13 +                                319
        80      Comcast Corp., 7.05%, 03/15/33                                    92
        90      MediaNews Group, Inc., 6.88%, 10/01/13                            92
       115      News America Holdings, Inc., 7.75%,
                12/01/45                                                         140
       260      Time Warner Entertainment Co., LP,
                8.38%, 03/15/23                                                  326
                Time Warner, Inc.,
       100      9.15%, 02/01/23                                                  134
       270      7.63%, 04/15/31                                                  326
                --------------------------------------------------------------------
                                                                               1,675
                --------------------------------------------------------------------

                OFFICE/BUSINESS EQUIPMENT -- 0.0% ^
        55      Xerox Corp., 7.63%, 06/15/13                                      60

                OIL & GAS -- 0.3%

$      365      BP Capital Markets PLC (United Kingdom),
                2.75%, 12/29/06 +                                    $           361
       205      Kerr-McGee Corp., 6.95%, 07/01/24                                227
       154      PEMEX Project Funding Master
                Trust, 8.63%, 02/01/22                                           179
       330      Pioneer Natural Resources Co.,
                5.88%, 07/15/16                                                  345
       180      Valero Energy Corp., 7.50%, 04/15/32                             217
                --------------------------------------------------------------------
                                                                               1,329
                --------------------------------------------------------------------

                PACKAGING -- 0.1%

        90      Crown European Holdings SA (France),
                9.50%, 03/01/11                                                  103
                Owens-Brockway Glass Container, Inc.,
       150      8.88%, 02/15/09                                                  163
        65      7.75%, 05/15/11                                                   70
                --------------------------------------------------------------------
                                                                                 336
                --------------------------------------------------------------------

                PAPER/FOREST PRODUCTS -- 0.0% ^

        15      Abitibi-Consolidated, Inc. (Canada)
                (Yankee), 6.00%, 06/20/13 +                                       14
        40      Georgia Pacific Corp., 7.70%, 06/15/15                            46
                --------------------------------------------------------------------
                                                                                  60
                --------------------------------------------------------------------

                PHARMACEUTICALS -- 0.1%

       270      Hospira, Inc., 4.95%, 06/15/09                                   275
       135      Wyeth, 6.45%, 02/01/24                                           144
                --------------------------------------------------------------------
                                                                                 419
                --------------------------------------------------------------------

                PIPELINES -- 0.2%

                Kinder Morgan Energy Partners LP,
       200      7.40%, 03/15/31                                                  233
        60      7.75%, 03/15/32                                                   72
       120      7.30%, 08/15/33                                                  139
       305      Magellan Midstream Partners LP, 5.65%,
                10/15/16                                                         308
        38      Transcontinental Gas Pipeline Corp.,
                8.88%, 07/15/12, Ser. B                                           46
        37      Williams Companies, Inc., 8.13%,
                03/15/12                                                          43
                --------------------------------------------------------------------
                                                                                 841
                --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)           ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                REAL ESTATE -- 0.1%

$      250      Westfield Capital Corp., LTD (Australia),
                5.13%, 11/15/14, #                                   $           249

                REAL ESTATE INVESTMENT TRUST -- 0.0% ^

       210      iStar Financial, Inc., 6.00%, 12/15/10                           222

                RETAILING -- 0.1%

        90      Ingles Markets, Inc., 8.88%, 12/01/11                             96
       540      Safeway, Inc., 4.13%, 11/01/08                                   537
                --------------------------------------------------------------------
                                                                                 633
                --------------------------------------------------------------------

                SEMI-CONDUCTORS -- 0.0% ^

        55      Freescale Semiconductor, Inc., 7.13%,
                07/15/14                                                          60

                SHIPPING/TRANSPORTATION -- 0.1%

                Norfolk Southern Corp.,
       155      7.80%, 05/15/27                                                  194
        95      7.25%, 02/15/31                                                  114
        95      Teekay Shipping Corp. (Bahamas),
                8.88%, 07/15/11                                                  110
                --------------------------------------------------------------------
                                                                                 418
                --------------------------------------------------------------------

                STEEL -- 0.0% ^

        97      United States Steel Corp., 9.75%, 05/15/10                       111

                TELECOMMUNICATIONS -- 1.1%

        10      AT&T Wireless Services, Inc., 8.13%,
                05/01/12 +                                                        12
       360      BellSouth Corp., 6.00%, 11/15/34                                 365
       125      British Telecom PLC (United Kingdom),
                8.38%, 12/15/10                                                  150
                Deutsche Telekom International Finance BV
                (The Netherlands),
       360      5.25%, 07/22/13                                                  370
        45      8.75%, 06/15/30                                                   59
                France Telecom (France),
       390      8.50%, 03/01/11                                                  466
       130      9.25%, 03/01/31                                                  176
        80      Nextel Communications, Inc., 7.38%,
                08/01/15                                                          88
       120      Qwest Corp., 9.13%, 03/15/12, #                                  139
$      440      Rogers Wireless Communications, Inc.
                (Canada), 6.38%, 03/01/14                            $           436
                SBC Communications, Inc.,
       295      5.10%, 09/15/14                                                  298
       380      5.63%, 06/15/16                                                  393
                Sprint Capital Corp.,
       280      6.90%, 05/01/19                                                  313
       130      8.75%, 03/15/32                                                  173
       255      TCI Communications, Inc., 7.88%,
                02/15/26                                                         313
                Telecom Italia Capital SA (Luxembourg),
       245      4.00%, 11/15/08                                                  244
       400      4.00%, 01/15/10, #                                               392
        70      Verizon Global Funding Corp., 7.38%,
                09/01/12                                                          82
                Verizon New York, Inc.,
       125      6.88%, 04/01/12, Ser. A                                          140
       305      7.38%, 04/01/32, Ser. B                                          350
                --------------------------------------------------------------------
                                                                               4,959
                --------------------------------------------------------------------

                UTILITIES -- 0.7%

       245      Alabama Power Co., 2.80%, 12/01/06 +                             242
       190      Arizona Public Service Co., 4.65%,
                05/15/15 +                                                       184
                Dominion Resources, Inc.,
       435      8.13%, 06/15/10, Ser. A                                          512
       110      6.30%, 03/15/33                                                  114
       315      Nisource Finance Corp., 6.15%, 03/01/13                          341
       285      Pacificorp, 4.30%, 09/15/08                                      288
                Pepco Holdings, Inc.,
        65      6.45%, 08/15/12                                                   72
       165      7.45%, 08/15/32                                                  196
       530      Progress Energy, Inc., 6.85%, 04/15/12                           592
                PSEG Power LLC,
       150      5.50%, 12/01/15                                                  153
       115      8.63%, 04/15/31                                                  153
       115      Reliant Resources, Inc., 9.50%, 07/15/13                         131
                --------------------------------------------------------------------
                                                                               2,978
                --------------------------------------------------------------------
                Total Corporate Notes & Bonds                                 39,423
                (Cost $37,837)
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)           ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                RESIDENTIAL MORTGAGE BACKED SECURITIES -- 13.0%
                COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%

$    1,986      Countrywide Alternative Loan Trust,
                6.00%, 01/25/35, Ser. 2004-28CB,
                Class 3A1                                            $         2,048
                Countrywide Home Loan Mortgage Pass
                Through Trust
     2,637      5.50%, 08/25/33, Ser. 2004-28R,
                Class A1                                                       2,673
       925      2.79%, 02/25/35, Ser. 2004-25,
                Class 2A3, FRN                                                   925
     2,560      Countrywide Home Loans, 6.25%,
                10/25/32, Ser. 2002-22, Class A20                              2,597
     1,532      CS First Boston Mortgage Securities Corp.,
                6.00%, 09/25/34, Ser. 2004-5, Class 1A8                        1,569
                Federal Home Loan Mortgage Corp.,
       775      4.50%, 02/15/11, Ser. 2760, Class GI, IO                          46
       995      5.00%, 04/15/17, Ser. 2857, Class NI, IO                          79
     1,917      4.75%, 10/15/18, Ser. 2779,
                Class SM, IO, FRN                                                181
     6,674      4.80%, 01/15/21, Ser. 2861, Class GS, IO,
                FRN                                                              423
     1,310      5.00%, 04/15/22, Ser. 2751, Class AI, IO                         124
     1,100      5.00%, 10/15/23, Ser. 2781, Class PI, IO                         105
     5,914      4.65%, 02/15/34, Ser. 2813,
                Class SB, IO, FRN                                                569
                Federal National Mortgage Association,
       250      4.50%, 11/25/22, Ser. 2003-19, Class JP                          251
       128      5.75%, 06/25/29, Ser. 2002-57, Class DM                          127
     2,301      4.68%, 10/25/31, Ser. 2004-61,
                Class TS, IO, FRN                                                178
                Government National Mortgage Association,
       504      5.50%, 04/20/25, Ser. 2004-46,
                Class IH, IO                                                      37
       745      5.50%, 01/20/27, Ser. 2004-39,
                Class IM, IO                                                      67
     1,191      5.50%, 10/20/27, Ser. 2004-44,
                Class PK, IO                                                     129
       224      Impac CMB Trust, 2.74%, 03/25/35, Ser.
                2004-10, Class 2A, FRN                                           224
       980      Indymac Index Mortgage Loan Trust,
                2.86%, 09/25/34, Ser. 2004-AR7,
                Class A1, FRN                                                    980
$      530      Permanent Financing PLC
                (United Kingdom), 2.68%, 12/10/09, Ser. 2,
                Class 4A, FRN                                        $           532
                RESI Finance LP (Cayman Islands),
       586      3.92%, 07/10/35, Ser. 2003-B,
                Class B3, FRN, #                                                 597
       786      3.82%, 09/10/35, Ser. 2003-C,
                Class B3, FRN, # ss 1A5, # (i)                                   800
       197      4.02%, 09/10/35, Ser. 2003-C,
                Class B4, FRN, # (i)                                             200
     1,093      SACO I, Inc., 7.00%, 08/25/36,
                Ser. 1997-2, Class 1A5, # (i)                                  1,098
                --------------------------------------------------------------------
                                                                              16,559
                --------------------------------------------------------------------

                MORTGAGE BACKED PASS-THROUGH SECURITIES -- 9.3%

                Federal National Mortgage Association,
     3,400      5.00%, 01/25/19, TBA                                           3,455
     7,300      5.50%, 01/25/19, TBA                                           7,545
    14,900      5.00%, 01/25/34, TBA                                          14,787
       100      5.50%, 01/25/34, TBA                                             102
     8,925      6.00%, 01/25/34, TBA                                           9,226
     7,300      5.50%, 02/25/34, TBA                                           7,394
                --------------------------------------------------------------------
                                                                              42,509
                --------------------------------------------------------------------
                Total Residential Mortgage
                Backed Securities                                             59,068
                (Cost $58,974)
                --------------------------------------------------------------------

                COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.1%

       299      CR, 6.70%, 08/10/14, Ser. 2000-ZC2,
                Class A4A, #                                                     322
                (Cost $328)

                ASSET BACKED SECURITIES -- 5.9%

                American Express Credit Account
                Master Trust,
       250      1.69%, 01/15/09, Ser. 2003-4, Class A +                          245
       600      2.51%, 09/15/09, Ser. 2002-1,
                Class A, FRN +                                                   601
     1,075      2.90%, 02/15/12, Ser. 2004-C,
                Class C, FRN, # +                                              1,078
                AmeriCredit Automobile Receivables Trust,
       315      2.75%, 10/06/07, Ser. 2003-CF, Class A3 +                        314

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)           ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                ASSET BACKED SECURITIES -- CONTINUED

$      795      2.55%, 12/06/07, Ser. 2003-DM,
                Class A3B, FRN +                                     $           796
       165      2.98%, 07/06/09, Ser. 2004-DF,
                Class A3 +                                                       163
       510      3.48%, 05/06/10, Ser. 2003-CF, Class A4 +                        510
       430      2.84%, 08/06/10, Ser. 2003-DM,
                Class A4 +                                                       425
     1,075      2.67%, 03/07/11, Ser. 2004-BM,
                Class A4 +                                                     1,050
                Capital Auto Receivables Asset Trust,
       676      2.44%, 02/15/07, Ser. 2003-2,
                Class A3B, FRN                                                   676
       625      1.96%, 01/15/09, Ser. 2003-2, Class A4A                          609
       210      Capital One Auto Finance Trust,
                3.18%, 09/15/10, Ser. 2003-B, Class A4                           208
       935      Capital One Master Trust, 4.60%,
                08/17/09, Ser. 2001-8A, Class A                                  954
                Capital One Multi-Asset Execution Trust,
     1,500      3.65%, 12/15/10, Ser. 2003-A, FRN, # (i)                       1,551
     1,145      3.65%, 07/15/11, Ser. 2003-A4, Class A4                        1,139
       505      Carmax Auto Owner Trust, 3.07%,
                10/15/10, Ser. 2003-2, Class A4                                  501
                Countrywide Asset-Backed Certificates,
       360      3.61%, 04/25/30, Ser. 2003-5, Class AF3                          360
       325      5.41%, 01/25/34, Ser. 2003-5, Class MF1                          331
       220      Daimler Chrysler Auto Trust, 2.88%,
                10/08/09, Ser. 2003-A, Class A4                                  218
       400      Discover Card Master Trust I, 2.34%,
                05/18/10, Ser. 2004-2, Class A1, FRN                             400
       550      Gracechurch Card Funding PLC
                (United Kingdom), 2.28%, 11/16/09,
                Ser. 7, Class A, FRN                                             550
       400      GSAMP Trust, 2.76%, 11/25/34,
                Ser. 2004-OPT, Class A1, FRN                                     400
     1,730      Household Automotive Trust,
                4.37%, 12/17/08, Ser. 2001-3, Class A4                         1,741
       633      Long Beach Mortgage Loan Trust,
                2.76%, 08/25/33, Ser. 2003-4,
                Class AV3, FRN                                                   634
       255      M&I Auto Loan Trust, 2.97%, 04/20/09,
                Ser. 2003-1, Class A4                                            252
       885      MBNA Master Credit Card Trust USA,
                5.75%, 10/15/08, Ser. 2001-A1, Class A1                          915
$      470      Morgan Stanley Auto Loan Trust, 2.17%,
                04/15/11, Ser. 2003-HB1, Class A2                    $           461
                Onyx Acceptance Grantor Trust,
       320      3.20%, 03/15/10, Ser. 2003-D, Class A4                           319
       450      2.66%, 05/17/10, Ser. 2003-C, Class A4                           443
                Option One Mortgage Loan Trust,
       393      2.84%, 02/25/33, Ser. 2003-1,
                Class A2, FRN                                                    394
       248      2.74%, 07/01/33, Ser. 2003-5,
                Class A2, FRN                                                    248
                Residential Asset Securities Corp.,
       183      2.67%, 07/25/32, Ser. 2002-KS4,
                Class AIIB, FRN                                                  182
       525      2.71%, 07/25/33, Ser. 2003-KS5,
                Class AIIB, FRN                                                  525
       426      2.74%, 11/25/33, Ser. 2003-KS9,
                Class A2B, FRN                                                   427
     1,790      SLM Student Loan Trust, 2.99%,
                12/15/22, Ser. 2003-11, Class A5, #                            1,789
                Triad Auto Receivables Owner Trust,
     1,365      2.50%, 09/13/10, Ser. 2004-A, Class A4                         1,325
       525      3.20%, 12/13/10, Ser. 2003-B, Class A4                           520
                Volkswagon Auto Loan Enhanced Trust,
     1,510      1.93%, 01/20/10, Ser. 2003-1, Class A4                         1,472
       615      2.94%, 03/22/10, Ser. 2003-2, Class A4                           608
                Wachovia Asset Securitization, Inc.,
       390      2.85%, 12/25/32, Ser. 2002-HE2,
                Class A, FRN                                                     391
       573      2.68%, 07/25/33, Ser. 2003-HE2,
                Class AII1, FRN                                                  573
       335      WFS Financial Owner Trust, 3.15%,
                05/20/11, Ser. 2003-4, Class A4                                  333
                --------------------------------------------------------------------
                Total Asset Backed Securities                                 26,631
                (Cost $26,810)
                --------------------------------------------------------------------

                INVESTMENT COMPANY -- 0.0% ^

         1      Technology Investment Capital Corp.                               20
                (Cost $19)
                --------------------------------------------------------------------
                Total Long Term Investments                                  441,495
                (Cost $355,817)
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITS           ISSUER                                                         VALUE
------------------------------------------------------------------------------------
SHOT-TERM INVESTMENTS -- 11.4%

                OPTIONS -- 0.0% ^
         0^^    Call Option on U.S. Treasury Note,
                strike price of 112.00, expiring 01/21/05,
                European Style.                                      $             7
         0^^    Put Option on U.S. Treasury Note,
                strike price of 111.00, expiring 01/21/05,
                European Style.                                                    3
                --------------------------------------------------------------------
         0^^    Put Option on U.S. Treasury Note,
                strike price of 112.00, expiring 01/21/05,
                European Style.                                                    9
                --------------------------------------------------------------------
                Total Options                                                     19
                (Cost $36)
                --------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
------------------------------------------------------------------------------------
                U.S. TREASURY SECURITIES -- 0.2%

$      130      U.S Treasury Bills, 2.16%, 02/24/05 @                            130
       600      U.S. Treasury Notes & Bonds,
                1.63%, 01/31/05 @                                                599
                --------------------------------------------------------------------
                Total U.S. Treasury Securities                                   729
                (Cost $730)
                --------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY SECURITY -- 0.3%

     1,250      Federal Home Loan Mortgage Corp.,
                2.25%, 02/01/05, Ser. RB+                                      1,248
                (Cost $1,248)

                COMMERCIAL PAPER -- 6.1%

                ASSET BACKED SECURITIES -- 1.9%

     2,500      Amsterdam Funding Corp.,
                2.19%, 01/18/05 +                                              2,497
     2,000      Fairway Finance Corp.,
                2.23%, 01/19/05 +                                              1,998
     1,750      Sheffield Receivables Corp.,
                2.32%, 01/13/05 +                                              1,749
     2,500      Windmill Funding Corp.,
                2.12%, 01/11/05 +                                              2,498
                --------------------------------------------------------------------
                                                                               8,742
                --------------------------------------------------------------------

                BANKING -- 2.6%

$    2,000      Banque Generale du Luxembourg SA
                (Luxembourg), 2.27%, 02/02/05 +                      $         1,996
     2,500      ING (US) Funding LLC,
                2.25%, 01/28/05 +                                              2,496
     2,250      Norddeutsche Landesbank Girozentrale
                (Germany), 2.27%, 01/06/05 +                                   2,249
     2,750      Stadshypotek Bank (Sweden),
                2.10%, 01/10/05 +                                              2,748
     2,250      Westdeutsche Landesbank Girozentrale
                (Germany), 2.27%, 02/01/05 +                                   2,245
                --------------------------------------------------------------------
                                                                              11,734
                --------------------------------------------------------------------

                FINANCIAL SERVICES -- 1.6%

     2,500      CIT Group, Inc., 2.35%, 02/11/05 +                             2,493
     2,500      Citigroup Global Markets Holdings, Inc.,
                2.32%, 01/20/05 +                                              2,498
     2,250      Goldman Sachs Group, Inc.,
                2.35%, 02/15/05 +                                              2,243
                --------------------------------------------------------------------
                                                                               7,234
                --------------------------------------------------------------------
                Total Commercial Paper                                        27,710
                (Cost $27,710)
                --------------------------------------------------------------------

SHARES
------------------------------------------------------------------------------------
                MONEY MARKET FUND -- 4.8%

    21,838      JPMorgan Prime Money Market Fund (a) +                        21,838
                (Cost $21,838)
                --------------------------------------------------------------------
                Total Short-Term Investments                                  51,544
                (Cost $51,562)
                --------------------------------------------------------------------
                TOTAL INVESTMENTS -- 108.9%                          $       493,039
                (COST $407,379)
                --------------------------------------------------------------------
                LIABILITIES IN EXCESS
                OF OTHER ASSETS -- (8.9)%                                    (40,246)
                --------------------------------------------------------------------
                NET ASSETS -- 100.0%                                 $       452,793
                --------------------------------------------------------------------

                Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)           COLLATERAL INVESTMENTS                                         VALUE
------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (c)

$   10,957      Cantor Fitzgerald Securities 2.35%,
                dated 12/31/04, due 01/03/05,
                proceeds $10,959 collateralized by
                U.S. Government Agency Securities                    $        10,957

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2004

COUNTRY                   % OF INVESTMENT SECURITIES
----------------------------------------------------
United States                                   80.9%
United Kingdom                                   3.8
Germany                                          2.9
Japan                                            2.3
France                                           1.7
Bermuda                                          1.3
Sweden                                           0.9
Switzerland                                      0.8
The Netherlands                                  0.7
Other (below 0.5%)                               4.7
----------------------------------------------------
Total                                          100.0%
----------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                    NOTIONAL           UNREALIZED
NUMBER OF                                                                           VALUE AT         APPRECIATION
CONTRACTS DESCRIPTION                                         EXPIRATION DATE 12/31/04 (USD)  (DEPRECIATION) (USD)
------------------------------------------------------------------------------------------------------------------
          LONG FUTURES OUTSTANDING

43        Treasury Bonds                                          March, 2005      $   4,838              $     28
34        2 Year Treasury Notes                                   March, 2005          7,126                    (4)
19        DJ Euro Stoxx                                           March, 2005            761                     2
11        S&P 500 Index                                           March, 2005          3,338                    13
3         FTSE 100 Index                                          March, 2005            276                    (-)^^
2         Topix Index                                             March, 2005            224                     -^^

          SHORT FUTURES OUTSTANDING

(121)     5 Year Treasury Notes                                   March, 2005        (13,253)                  (28)
(8)       10 Year Treasury Notes                                  March, 2005           (896)                   (9)
(34)      Eurodollar                                           December, 2006         (8,163)                   11

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
        CONTRACTS TO BUY                        DATE        VALUE (USD)   12/31/04 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
 3,304                   AUD                 2/24/05            $ 2,576          $ 2,580                $     4
   617                   CHF                 2/24/05                545              544                     (1)
 2,555                   EUR                 2/24/05              3,342            3,474                    132
    10                   GBP                  1/4/05                 19               19                      -^^
   210                   GBP                 2/24/05                400              402                      2
 2,000                   JPY                  1/4/05                 19               19                      -^^
88,680                   JPY                 2/24/05                860              868                      8
   354                   NOK                 2/24/05                 57               59                      2
   447                   SEK                 2/24/05                 65               67                      2
---------------------------------------------------------------------------------------------------------------
                                                                $ 7,883          $ 8,032                $   149
---------------------------------------------------------------------------------------------------------------

                                                                                                 NET UNREALIZED
                                          SETTLEMENT         SETTLEMENT         VALUE AT           APPRECIATION
        CONTRACTS TO SELL                       DATE        VALUE (USD)   12/31/04 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------
 1,950                   CHF                 2/24/05           $  1,685         $  1,719                $   (34)
   440                   EUR                 2/24/05                579              598                    (19)
 4,735                   EUR                 3/22/05              6,131            6,441                   (310)
   542                   GBP                 2/24/05                998            1,036                    (38)
13,503                   HKD                 2/24/05              1,745            1,742                      3
13,394                   JPY                 2/24/05                131              131                     (-)^^
 1,854                   SEK                 2/24/05                276              279                     (3)
 1,114                   SGD                 2/24/05                679              684                     (5)
---------------------------------------------------------------------------------------------------------------
                                                               $ 12,224         $ 12,630                $  (406)
---------------------------------------------------------------------------------------------------------------

OPTIONS

UNITS           PUT OPTIONS WRITTEN                                            VALUE
------------------------------------------------------------------------------------
-^^             Call Option on Swap - Forward Rate
                Agreement with Merril Lynch
                Capital Services, expiring 6/21/06,
                if exercised, the Fund pays 4.24%
                receives 3 month LIBOR.                              $           (94)
-^^             Call Option on U.S. Treasury Note,
                strike price of 113.00, expiring 1/21/05,
                European Style.                                      $            (5)
-^^             Call Option on U.S. Treasury Note,
                strike price of 110.00, expiring 1/21/05,
                European Style.                                      $            (8)

SWAP CONTRACTS

                                                                                                        UNDERLYING       UNREALIZED
                                                                                                          NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                      EXPIRATION DATE            VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Swap - price lock with UBS AG on 30 Year FNMA, 5.50%, TBA 1/05
price less 101.25, the Fund pays negative, receives positive.                            01/06/05   $        8,600   $           23

Interest Rate Swap with Lehman Brothers Special Financing, the Fund
pays 4.63%, receives 3 Month LIBOR.                                                      01/14/15            1,720                2

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        UNDERLYING       UNREALIZED
                                                                                                          NOTIONAL     APPRECIATION
DESCRIPTIONS                                                                      EXPIRATION DATE            VALUE   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Swap - price lock with Lehman Brothers Special Financing on
30 year FHLMC, 6.25%, TBA, the Fund pays negative, receives positive.                    01/14/05   $        1,065   $           (3)

Swap - price lock with Citibank N.A. on U.S. Treasury Note, 3.63%,
07/15/09, the Fund pays negative, receives positive.                                     01/18/05            3,500                2

Swap - price lock with UBS AG on U.S. Treasury Note, 4.25%, 11/15/14,
price less 100.30, the Fund pays negative, receives positive.                            01/19/05            4,575               (7)

Total Return Swap with UBS AG on Lehman AAA 8.5 CMBS Index, the
Fund pays 1 month LIBOR, receives 30.00 bps.                                             02/01/05            4,000               44

Spread Return Swap with Bank of America N.A. on Bank of America AAA
10 Year CMBS Index, the Fund pays if the spread widens, receives
carry amount plus 37 bps.                                                                03/31/05            8,500                -

Spread Return Swap on Lehman Brothers Special Financing on Lehman AAA
8.5 CMBS INDEX, the Fund pays if the spread widens, receives
carry amount plus 35bps.                                                                 04/01/05            6,500                -

Interest Rate Swap with Merrill Lynch Capital Services, the Fund pays
1 Month LIBOR, receives 2.65%.                                                           04/01/05          207,795              (19)

Swap Rate Lock with Deutsche Bank AG New York on 5 Year Forward
Interest Rate Swap less 4.18%, the Fund pays negative, receives positive.                06/21/05            5,000               11

Swap - rate lock with Deutsche Bank AG New York on 30 Year Forward
Interest Rate Swap less 5.27%, the Fund pays positive, receives negative.                06/21/05            1,500               (7)

Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund pays 3 Month LIBOR, receives 3.42%.                                             03/15/06           73,000              (13)

Swap - credit default with Morgan Stanley Capital Services on 5 Mil
Russia Government International Bond, 5.00%, 3/31/30,
95 bps per annum paid semi-annually, if default the Fund receives
an obligation of the underlying entity.                                                  12/20/06            5,000               (1)

Swap - credit default with Morgan Stanley Capital Services on
5 Mil GAZPROM 8.63% 4/28/34, 175 bps per annum paid semi-annually,
if default the Fund receives an obligation of the underlying entity.                     12/20/06            5,000                1

Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund pays 3 Month LIBOR, receives 3.42%.                                             12/21/05          103,470               40

Swap - Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund pays 3.96%, receives 3 Month LIBOR.                                             03/21/07           73,000               (1)

Interest Rate Swap with Deutsche Bank AG New York, the Fund
pays 4.60%, receives 3 Month LIBOR.                                                      01/14/15            1,735                5

Interest Rate Swap with UBS AG, the Fund pays 4.62%,
receives 3 Month LIBOR.                                                                  01/21/15            4,575                9

Interest Rate Swap with UBS AG, the Fund pays 4.56%,
receives 3 Month LIBOR.                                                                  02/01/15            3,500               28

Interest Rate Swap with Lehman Brothers Special Financing, the Fund
pays 5.14%, receives 3 Month LIBOR.                                                      07/15/32            1,151                9

Interest Rate Swap with Lehman Brothers Special Financing, the Fund
pays 3 Month LIBOR, receives 5.23%.                                                      01/14/35            1,215                1

Interest Rate Swap with Deutsche Bank AG New York, the Fund
pays 3 Month LIBOR, receives 5.22%                                                       01/14/35            1,130               (2)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.1%

                COMMON STOCKS -- 99.1%

                ADVERTISING -- 1.1%

         3      Getty Images, Inc.*                                  $           227
         8      Lamar Advertising Co., Class A*                                  334
                --------------------------------------------------------------------
                                                                                 561
                --------------------------------------------------------------------

                AEROSPACE -- 1.3%

         3      General Dynamics Corp.                                           335
         6      Lockheed Martin Corp.                                            322
                --------------------------------------------------------------------
                                                                                 657
                --------------------------------------------------------------------

                BIOTECHNOLOGY -- 3.5%

         6      Amgen, Inc.*                                                     385
         8      Biogen Idec, Inc.*                                               534
         6      Genentech, Inc.*                                                 343
         8      Gilead Sciences, Inc.*                                           262
        11      Medimmune, Inc.*                                                 295
                --------------------------------------------------------------------
                                                                               1,819
                --------------------------------------------------------------------

                BROADCASTING/CABLE -- 0.6%

        10      EchoStar Communications Corp., Class A                           319

                BUSINESS SERVICES -- 7.3%

        16      Accenture LTD (Bermuda), Class A*                                443
        11      Affiliated Computer Services, Inc., Class A*                     650
         9      Apollo Group, Inc., Class A*                                     743
        12      Automatic Data Processing, Inc.                                  550
         7      ChoicePoint, Inc.*                                               308
         6      Cintas Corp.                                                     259
         9      Iron Mountain, Inc.*                                             287
         8      Robert Half International, Inc.                                  247
        11      SunGard Data Systems, Inc.*                                      323
                --------------------------------------------------------------------
                                                                               3,810
                --------------------------------------------------------------------

                CHEMICALS -- 0.6%

         7      Praxair, Inc.                                                    320

                COMPUTER NETWORKS -- 3.1%

        61      Cisco Systems, Inc.*                                           1,172
        16      Juniper Networks, Inc.*                                          427
                --------------------------------------------------------------------
                                                                               1,599
                --------------------------------------------------------------------

                COMPUTER SOFTWARE -- 5.7%

         3      Intuit, Inc.*                                        $           150
        74      Microsoft Corp.                                                1,963
        30      Oracle Corp.*                                                    410
        10      Red Hat, Inc.*                                                   131
         7      SAP AG (Germany), ADR                                            327
                --------------------------------------------------------------------
                                                                               2,981
                --------------------------------------------------------------------

                COMPUTERS/COMPUTER HARDWARE -- 4.0%

        32      Dell, Inc.*                                                    1,326
        19      EMC Corp.*                                                       286
         4      Research In Motion LTD (Canada)*                                 305
         3      Zebra Technologies Corp., Class A*                               158
                --------------------------------------------------------------------
                                                                               2,075
                --------------------------------------------------------------------

                CONSUMER PRODUCTS -- 4.1%

        27      Procter & Gamble Co.                                           1,460
        15      The Gillette Co.                                                 649
                --------------------------------------------------------------------
                                                                               2,109
                --------------------------------------------------------------------

                CONSUMER SERVICES -- 0.6%

         9      Education Management Corp.*                                      287

                DIVERSIFIED -- 3.0%

        25      General Electric Co.                                             909
        19      Tyco International LTD (Bermuda)                                 672
                --------------------------------------------------------------------
                                                                               1,581
                --------------------------------------------------------------------

                ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.4%

        17      PerkinElmer, Inc.                                                382
        21      Symbol Technologies, Inc.                                        360
                --------------------------------------------------------------------
                                                                                 742
                --------------------------------------------------------------------

                ENTERTAINMENT/LEISURE -- 1.4%

         8      Carnival Corp.                                                   474
         7      International Game Technology                                    248
                --------------------------------------------------------------------
                                                                                 722
                --------------------------------------------------------------------

                FINANCIAL SERVICES -- 6.0%

         2      Chicago Mercantile Exchange                                      521
         3      Countrywide Financial Corp.                                      104

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                FINANCIAL SERVICES -- CONTINUED

        11      Freddie Mac                                          $           795
         3      Legg Mason, Inc.                                                 187
        11      Morgan Stanley                                                   600
        11      Providian Financial Corp.*                                       180
        33      The Charles Schwab Corp.                                         395
         6      The First Marblehead Corp.*                                      315
                --------------------------------------------------------------------
                                                                               3,097
                --------------------------------------------------------------------

                FOOD/BEVERAGE PRODUCTS -- 2.9%
        13      Sysco Corp.                                                      500
        25      The Coca-Cola Co.                                              1,020
                --------------------------------------------------------------------
                                                                               1,520
                --------------------------------------------------------------------

                HEALTH CARE/HEALTH CARE SERVICES -- 6.3%

        14      Baxter International, Inc.                                       477
        11      Boston Scientific Corp.*                                         395
        12      Cytyc Corp.*                                                     331
        10      Guidant Corp.                                                    743
        11      Laboratory Corp. of America Holdings*                            528
         9      UnitedHealth Group, Inc.                                         826
                --------------------------------------------------------------------
                                                                               3,300
                --------------------------------------------------------------------

                INSURANCE -- 2.7%

         3      AMBAC Financial Group, Inc.                                      246
        11      American International Group, Inc.                               717
        10      Willis Group Holdings LTD (United Kingdom)                       420
                --------------------------------------------------------------------
                                                                               1,383
                --------------------------------------------------------------------

                INTERNET SERVICES/SOFTWARE -- 4.2%

         6      eBay, Inc.*                                                      708
         2      Google, Inc., Class A*                                           308
        12      VeriSign, Inc.*                                                  389
        20      Yahoo!, Inc.*                                                    757
                --------------------------------------------------------------------
                                                                               2,162
                --------------------------------------------------------------------

                MULTI-MEDIA -- 2.1%

        47      Liberty Media Corp., Class A*                                    515
         5      The E.W. Scripps Co., Class A                                    237
         9      Viacom, Inc., Class B                                            335
                --------------------------------------------------------------------
                                                                               1,087
                --------------------------------------------------------------------

                OFFICE/BUSINESS EQUIPMENT -- 0.7%

        23      Xerox Corp.*                                         $           386

                OIL & GAS -- 2.5%

         7      Anadarko Petroleum Corp.                                         460
         5      Newfield Exploration Co.*                                        289
        10      Smith International, Inc.*                                       539
                --------------------------------------------------------------------
                                                                               1,288
                --------------------------------------------------------------------

                PHARMACEUTICALS -- 11.1%

         9      Eli Lilly & Co.                                                  494
         8      Forest Laboratories, Inc.*                                       350
        32      Johnson & Johnson                                              2,037
         8      Merck & Co., Inc.                                                257
         5      OSI Pharmaceuticals, Inc.*                                       344
        53      Pfizer, Inc.                                                   1,433
        21      Schering-Plough Corp.                                            434
         8      Sepracor, Inc.*                                                  487
                --------------------------------------------------------------------
                                                                               5,836
                --------------------------------------------------------------------

                RESTAURANTS/FOOD SERVICES -- 0.3%

         3      P.F. Chang's China Bistro, Inc.*                                 180

                RETAILING -- 10.1%

         9      CDW Corp.                                                        591
         7      CVS Corp.                                                        302
        29      Home Depot, Inc.                                               1,257
         6      Kohl's Corp.*                                                    310
        10      MSC Industrial Direct Co., Class A                               360
         7      PETsMART, Inc.                                                   259
        15      Staples, Inc.                                                    489
        14      Target Corp.                                                     732
        19      Wal-Mart Stores, Inc.                                          1,014
                --------------------------------------------------------------------
                                                                               5,314
                --------------------------------------------------------------------

                SEMI-CONDUCTORS -- 4.8%

        19      Altera Corp.*                                                    385
        13      Analog Devices, Inc.                                             469
        17      Applied Materials, Inc.*                                         284
        45      Intel Corp.                                                    1,062
         7      Linear Technology Corp.                                          271
                --------------------------------------------------------------------
                                                                               2,471
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                SHIPPING/TRANSPORTATION -- 1.2%

         4      Expeditors International of Washington, Inc.         $           240
         4      United Parcel Service, Inc., Class B                             376
                --------------------------------------------------------------------
                                                                                 616
                --------------------------------------------------------------------

                STEEL -- 0.6%

         6      United States Steel Corp.                                        302

                TELECOMMUNICATIONS -- 2.9%

        36      Crown Castle International Corp.*                                607
        18      Nextel Communications, Inc., Class A                             525
        15      Sprint Corp. -- FON Group                                        373
                --------------------------------------------------------------------
                                                                               1,505
                --------------------------------------------------------------------

                TELECOMMUNICATIONS EQUIPMENT -- 3.0%

        30      Corning, Inc.*                                                   348
        23      Motorola, Inc.                                                   392
        19      QUALCOMM, Inc.                                                   810
                --------------------------------------------------------------------
                                                                               1,550
                --------------------------------------------------------------------
                Total Common Stocks                                           51,579
                (Cost $46,547)
                --------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.1%

                MONEY MARKET FUND -- 1.1%

       557      JPMorgan Prime Money Market Fund (a)                 $           557
                (Cost $557)
                --------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100.2%                          $        52,136
                (COST $47,104)
                --------------------------------------------------------------------
                LIABILITIES IN EXCESS
                OF OTHER ASSETS -- (0.2)%                                       (115)
                --------------------------------------------------------------------
                NET ASSETS -- 100.0%                                 $        52,021
                --------------------------------------------------------------------

                Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.5%

                COMMON STOCKS -- 96.5%

                AGRICULTURAL PRODUCTION/SERVICES -- 0.5%

         7      UST, Inc.                                            $           351

                APPAREL -- 1.2%

        14      VF Corp.                                                         775

                APPLIANCES & HOUSEHOLD DURABLES -- 1.6%

        25      Furniture Brands International, Inc. (l)                         629
         6      Whirlpool Corp.                                                  408
                --------------------------------------------------------------------
                                                                               1,037
                --------------------------------------------------------------------

                AUTOMOTIVE -- 0.7%

        10      Genuine Parts Co.                                                432

                BANKING -- 18.8%

        51      Bank of America Corp.                                          2,400
        26      Compass Bancshares, Inc.                                       1,256
        12      Fifth Third Bancorp                                              567
         4      M&T Bank Corp.                                                   431
        21      New York Community Bancorp, Inc. (l)                             442
        26      North Fork Bancorporation, Inc.                                  762
        17      Northern Trust Corp.                                             845
         8      SunTrust Banks, Inc.                                             613
         6      TCF Financial Corp.                                              183
        20      The Bank of New York Co., Inc.                                   672
        40      U.S. Bancorp                                                   1,240
        36      Wachovia Corp.                                                 1,890
        11      Wells Fargo & Co.                                                659
                --------------------------------------------------------------------
                                                                              11,960
                --------------------------------------------------------------------

                BUSINESS SERVICES -- 0.7%

        20      Cendant Corp.                                                    465

                CHEMICALS -- 1.2%

         9      PPG Industries, Inc.                                             607
         4      The Sherwin-Williams Co.                                         174
                --------------------------------------------------------------------
                                                                                 781
                --------------------------------------------------------------------

                COMPUTER SOFTWARE -- 1.4%

        35      Microsoft Corp.                                                  924

                COMPUTERS/COMPUTER HARDWARE -- 0.7%

        22      Hewlett-Packard Co.                                              456

                CONSTRUCTION MATERIALS -- 1.1%

        13      Vulcan Materials Co.                                 $           694

                CONSUMER PRODUCTS -- 3.4%

        14      Altria Group, Inc.                                               880
         9      Fortune Brands, Inc.                                             679
        21      Loews Corp. -- Carolina Group                                    608
                --------------------------------------------------------------------
                                                                               2,167
                --------------------------------------------------------------------

                DIVERSIFIED -- 3.2%

        56      General Electric Co.                                           2,048

                ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%

         5      Emerson Electric Co.                                             343

                ENTERTAINMENT/LEISURE -- 1.6%

        50      Regal Entertainment Group, Class A (l)                         1,044

                FINANCIAL SERVICES -- 7.4%

        58      Citigroup, Inc.                                                2,785
        17      Freddie Mac                                                    1,275
        16      Washington Mutual, Inc.                                          693
                --------------------------------------------------------------------
                                                                               4,753
                --------------------------------------------------------------------

                FOOD/BEVERAGE PRODUCTS -- 1.6%

         6      Kellogg Co.                                                      281
        18      The Coca-Cola Co.                                                762
                --------------------------------------------------------------------
                                                                               1,043
                --------------------------------------------------------------------

                INSURANCE -- 9.0%

        24      Chubb Corp.                                                    1,831
         9      Hartford Financial Services Group, Inc.                          596
        19      IPC Holdings LTD (Bermuda)                                       810
        18      Marsh & McLennan Companies, Inc.                                 582
        19      Old Republic International Corp.                                 478
        14      SAFECO Corp.                                                     710
        10      The Allstate Corp.                                               507
         6      Willis Group Holdings LTD (United Kingdom)                       226
                --------------------------------------------------------------------
                                                                               5,740
                --------------------------------------------------------------------

                MANUFACTURING -- 1.2%

         7      Cooper Industries LTD, Class A                                   468
         8      Honeywell International, Inc.                                    294
                --------------------------------------------------------------------
                                                                                 762
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                MULTI-MEDIA -- 0.5%

         5      Knight Ridder, Inc.                                  $           335

                OIL & GAS -- 10.4%

        33      ChevronTexaco Corp.                                            1,746
        19      ConocoPhillips                                                 1,606
        56      Exxon Mobil Corp.                                              2,881
         8      Questar Corp.                                                    408
                --------------------------------------------------------------------
                                                                               6,641
                --------------------------------------------------------------------

                PAPER/FOREST PRODUCTS -- 0.9%

        12      Rayonier, Inc.                                                   580

                PHARMACEUTICALS -- 1.6%

         6      Johnson & Johnson                                                368
        24      Pfizer, Inc.                                                     648
                --------------------------------------------------------------------
                                                                               1,016
                --------------------------------------------------------------------

                PIPELINES -- 0.6%

         5      Kinder Morgan, Inc.                                              388

                REAL ESTATE -- 2.4%

        12      Brascan Corp. (Canada), Class A                                  438
        16      Brookfield Properties Corp. (Canada)                             595
        15      WP Carey & Co., LLC (l)                                          520
                --------------------------------------------------------------------
                                                                               1,553
                --------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUST -- 3.5%

        22      Extra Space Storage, Inc.                                        288
         5      Global Signal, Inc. (l) +                                        149
         9      ProLogis                                                         399
        12      PS Business Parks, Inc.                                          545
         7      Regency Centers Corp.                                            382
        27      U-Store-It Trust*                                                462
                --------------------------------------------------------------------
                                                                               2,225
                --------------------------------------------------------------------

                RETAILING -- 1.2%

        26      The May Department Stores Co.                                    767

                TELECOMMUNICATIONS -- 7.9%

        30      Alltel Corp.                                                   1,786
        37      BellSouth Corp.                                                1,034
        23      SBC Communications, Inc.                                         598
        41      Verizon Communications, Inc.                         $         1,641
                --------------------------------------------------------------------
                                                                               5,059
                --------------------------------------------------------------------

                UTILITIES -- 11.7%

        32      AGL Resources, Inc.                                            1,046
         7      Dominion Resources, Inc.                                         495
        14      Entergy Corp.                                                    960
        15      Exelon Corp.                                                     648
        11      FirstEnergy Corp.                                                435
         9      FPL Group, Inc.                                                  658
         9      KeySpan Corp. (l)                                                343
        56      Northeast Utilities                                            1,045
        11      Pinnacle West Capital Corp.                                      471
        19      SCANA Corp.                                                      745
        18      Wisconsin Energy Corp.                                           607
                --------------------------------------------------------------------
                                                                               7,453
                --------------------------------------------------------------------
                Total Common Stocks                                  $        61,792
                (Cost $48,043)
                --------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.4%

                MONEY MARKET FUND -- 3.4%

     2,196      JPMorgan Prime Money Market Fund (a)                           2,196
                (Cost $2,196)
                --------------------------------------------------------------------
                TOTAL INVESTMENTS -- 99.9%                           $        63,988
                (COST $50,239)
                --------------------------------------------------------------------
                OTHER ASSETS IN EXCESS
                OF LIABILITIES -- 0.1%                                            62
                --------------------------------------------------------------------
                NET ASSETS -- 100.0%                                 $        64,050
                --------------------------------------------------------------------

                Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)           COLLATERAL INVESTMENTS                                         VALUE
------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (c)

$    2,817      Cantor Fitzgerald Securities 2.35%,
                dated 12/31/04, due 01/03/05,
                proceeds $2,818 collateralized by
                U.S. Government Agency Securities                    $         2,817

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 101.1%

                COMMON STOCKS -- 101.1%

                AEROSPACE -- 1.7%

        56      Lockheed Martin Corp.                                $         3,083
        51      United Technologies Corp.                                      5,311
                --------------------------------------------------------------------
                                                                               8,394
                --------------------------------------------------------------------

                APPAREL -- 1.0%

        53      Nike, Inc., Class B                                            4,770

                AUTOMOTIVE -- 0.9%

        63      Ford Motor Co.                                                   915
        24      General Motors Corp. (l)                                         957
        36      Johnson Controls, Inc.                                         2,258
                --------------------------------------------------------------------
                                                                               4,130
                --------------------------------------------------------------------

                BANKING -- 2.7%

        81      North Fork Bancorporation, Inc.                                2,333
        23      The Bank of New York Co., Inc.                                   769
       132      U.S. Bancorp                                                   4,134
        94      Wells Fargo & Co.                                              5,860
                --------------------------------------------------------------------
                                                                              13,096
                --------------------------------------------------------------------

                BIOTECHNOLOGY -- 2.2%

        89      Amgen, Inc.*                                                   5,690
        26      Biogen Idec, Inc.*                                             1,719
        88      Gilead Sciences, Inc.*                                         3,092
                --------------------------------------------------------------------
                                                                              10,501
                --------------------------------------------------------------------

                BUSINESS SERVICES -- 0.9%

       108      Accenture LTD (Bermuda), Class A*                              2,910
        33      First Data Corp.                                               1,421
                --------------------------------------------------------------------
                                                                               4,331
                --------------------------------------------------------------------

                CHEMICALS -- 1.5%

        64      Air Products & Chemicals, Inc.                                 3,681
        84      Praxair, Inc.                                                  3,695
                --------------------------------------------------------------------
                                                                               7,376
                --------------------------------------------------------------------

                COMPUTER NETWORKS -- 1.4%

       361      Cisco Systems, Inc.*                                           6,961

                COMPUTER SOFTWARE -- 4.3%

       483      Microsoft Corp.                                               12,904
       568      Oracle Corp.*                                                  7,793
                --------------------------------------------------------------------
                                                                              20,697
                --------------------------------------------------------------------

                COMPUTERS/COMPUTER HARDWARE -- 3.9%

        70      Dell, Inc.*                                          $         2,945
       239      EMC Corp.*                                                     3,552
       217      Hewlett-Packard Co.                                            4,544
        65      International Business Machines Corp.                          6,409
        20      Lexmark International, Inc., Class A*                          1,683
                --------------------------------------------------------------------
                                                                              19,133
                --------------------------------------------------------------------

                CONSTRUCTION -- 0.4%

        31      Lennar Corp., Class A (l)                                      1,763

                CONSTRUCTION MATERIALS -- 0.2%

        21      Masco Corp.                                                      753

                CONSUMER PRODUCTS -- 4.3%

        67      Altria Group, Inc.                                             4,106
       209      Procter & Gamble Co.                                          11,515
       118      The Gillette Co.                                               5,287
                --------------------------------------------------------------------
                                                                              20,908
                --------------------------------------------------------------------

                DIVERSIFIED -- 6.8%

       537      General Electric Co.                                          19,595
       375      Tyco International LTD (Bermuda)                              13,389
                --------------------------------------------------------------------
                                                                              32,984
                --------------------------------------------------------------------

                ENTERTAINMENT/LEISURE -- 1.0%

        60      Carnival Corp. (l)                                             3,457
        39      International Game Technology                                  1,331
                --------------------------------------------------------------------
                                                                               4,788
                --------------------------------------------------------------------

                ENVIRONMENTAL SERVICES -- 0.5%

       128      Nalco Holding Co.*                                             2,493

                FINANCIAL SERVICES -- 12.6%

       105      CIT Group, Inc.                                                4,792
       461      Citigroup, Inc.                                               22,233
        69      Countrywide Financial Corp.                                    2,560
        76      Freddie Mac                                                    5,575
       211      MBNA Corp.                                                     5,940
       267      Morgan Stanley                                                14,802
        67      State Street Corp.                                             3,271
       209      The Charles Schwab Corp.                                       2,496
                --------------------------------------------------------------------
                                                                              61,669
                --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                FOOD/BEVERAGE PRODUCTS -- 2.8%

        89      PepsiCo, Inc.                                        $         4,643
       216      The Coca-Cola Co.                                              8,987
                --------------------------------------------------------------------
                                                                              13,630
                --------------------------------------------------------------------

                HEALTH CARE/HEALTH CARE SERVICES -- 3.5%

        22      Aetna, Inc.                                                    2,695
        20      Bausch & Lomb, Inc.                                            1,283
        96      Baxter International, Inc.                                     3,308
        84      Boston Scientific Corp.*                                       2,997
        44      Guidant Corp.                                                  3,167
        14      HCA, Inc.                                                        539
        34      McKesson Corp.                                                 1,060
        16      WellPoint, Inc.* (l)                                           1,885
                --------------------------------------------------------------------
                                                                              16,934
                --------------------------------------------------------------------

                HOTELS/OTHER LODGING -- 1.1%

        82      Hilton Hotels Corp.                                            1,858
        27      Marriott International, Inc., Class A                          1,719
        22      MGM Mirage* (l)                                                1,586
                --------------------------------------------------------------------
                                                                               5,163
                --------------------------------------------------------------------

                INSURANCE -- 5.9%

       124      AFLAC, Inc. +                                                  4,956
       101      AMBAC Financial Group, Inc.                                    8,273
       138      RenaissanceRe Holdings LTD (Bermuda)                           7,208
       200      Willis Group Holdings LTD
                (United Kingdom)                                               8,234
                --------------------------------------------------------------------
                                                                              28,671
                --------------------------------------------------------------------

                INTERNET SERVICES/SOFTWARE -- 0.7%

        30      eBay, Inc.*                                                    3,465

                MACHINERY & ENGINEERING EQUIPMENT -- 0.8%

        38      Caterpillar, Inc.                                              3,725

                MANUFACTURING -- 0.6%

        35      3M Co.                                                         2,856

                METALS/MINING -- 0.6%

        98      Alcoa, Inc.                                                    3,073

                MULTI-MEDIA -- 4.3%

        45      Gannett Co., Inc.                                    $         3,693
       102      News Corp., Class A (l)                                        1,911
       117      The E.W. Scripps Co., Class A                                  5,646
       268      Viacom, Inc., Class B                                          9,746
                --------------------------------------------------------------------
                                                                              20,996
                --------------------------------------------------------------------

                OIL & GAS -- 7.2%

        29      Anadarko Petroleum Corp.                                       1,874
        44      Baker Hughes, Inc.                                             1,873
        94      ChevronTexaco Corp.                                            4,921
        34      ConocoPhillips                                                 2,936
       100      Devon Energy Corp.                                             3,905
       289      Exxon Mobil Corp.                                             14,831
        53      Rowan Companies, Inc.* (l)                                     1,367
        73      Unocal Corp.                                                   3,139
                --------------------------------------------------------------------
                                                                              34,846
                --------------------------------------------------------------------

                PHARMACEUTICALS -- 7.3%

       117      Eli Lilly & Co.                                                6,628
        62      Forest Laboratories, Inc.*                                     2,790
       165      Johnson & Johnson                                             10,455
        75      Merck & Co., Inc.                                              2,423
        46      OSI Pharmaceuticals, Inc.*                                     3,421
       281      Pfizer, Inc.                                                   7,564
        43      Sepracor, Inc.* (l)                                            2,523
                --------------------------------------------------------------------
                                                                              35,804
                --------------------------------------------------------------------

                RESTAURANTS/FOOD SERVICES -- 1.3%

       112      McDonald's Corp.                                               3,597
        57      Yum! Brands, Inc.                                              2,673
                --------------------------------------------------------------------
                                                                               6,270
                --------------------------------------------------------------------

                RETAILING -- 6.9%

        94      Dollar General Corp.                                           1,952
        43      Federated Department Stores, Inc.                              2,462
        98      Home Depot, Inc.                                               4,189
       105      Kohl's Corp.*                                                  5,183
        69      Lowe's Companies, Inc.                                         3,956
        87      Staples, Inc.                                                  2,940
       106      Target Corp.                                                   5,518
       135      Wal-Mart Stores, Inc.                                          7,114
                --------------------------------------------------------------------
                                                                              33,314
                --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

                SEMI-CONDUCTORS -- 2.4%

       159      Analog Devices, Inc.                                 $         5,863
       187      Intel Corp.                                                    4,374
        47      Xilinx, Inc.                                                   1,397
                --------------------------------------------------------------------
                                                                              11,634
                --------------------------------------------------------------------

                SHIPPING/TRANSPORTATION -- 1.4%

        38      CSX Corp.                                                      1,539
        62      United Parcel Service, Inc., Class B                           5,282
                --------------------------------------------------------------------
                                                                               6,821
                --------------------------------------------------------------------

                STEEL -- 0.3%

        29      United States Steel Corp. (l)                                  1,502

                TELECOMMUNICATIONS -- 3.4%

        72      Nextel Communications, Inc., Class A (l)*                      2,163
       196      SBC Communications, Inc.                                       5,059
        63      Sprint Corp. -- FON Group                                      1,555
       196      Verizon Communications, Inc.                                   7,942
                --------------------------------------------------------------------
                                                                              16,719
                --------------------------------------------------------------------

                TELECOMMUNICATIONS EQUIPMENT -- 2.0%

       214      Corning, Inc.*                                                 2,519
       157      Motorola, Inc.                                                 2,700
       104      QUALCOMM, Inc.                                                 4,389
                --------------------------------------------------------------------
                                                                               9,608
                --------------------------------------------------------------------

                UTILITIES -- 2.3%

        55      Dominion Resources, Inc.                             $         3,752
        36      FPL Group, Inc.                                                2,706
        50      Pinnacle West Capital Corp.                                    2,201
        48      PPL Corp.                                                      2,531
                --------------------------------------------------------------------
                                                                              11,190
                --------------------------------------------------------------------
                Total Common Stocks                                          490,968
                (Cost $380,449)
                --------------------------------------------------------------------

PRINCIPAL
AMOUNT          ISSUER                                                         VALUE
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%

                U.S. TREASURY SECURITY -- 0.2%

$    1,150      U.S. Treasury Notes & Bonds,
                1.50%, 7/31/05 @                                     $         1,143
                (Cost $1,144)
                --------------------------------------------------------------------

SHARES
------------------------------------------------------------------------------------
                MONEY MARKET FUND -- 2.8%

    13,512      JPMorgan Prime Money Market Fund (a) +                        13,512
                (Cost $13,512)
                --------------------------------------------------------------------
                Total Short-Term Investments                                  14,655
                (Cost $14,656)
                --------------------------------------------------------------------
                TOTAL INVESTMENTS -- 104.1%                          $       505,623
                (COST $395,105)
                --------------------------------------------------------------------
                LIABILITIES IN EXCESS
                OF OTHER ASSETS -- (4.1)%                                    (20,127)
                --------------------------------------------------------------------
                NET ASSETS -- 100.0%                                 $       485,496
                --------------------------------------------------------------------

                Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)           COLLATERAL INVESTMENTS                                         VALUE
------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT (c)

$   10,377      Deutsche Bank Securities 2.33%,
                dated 12/31/04, due 01/03/05,
                proceeds $10,379 collateralized by
                U.S. Government Agency Securities                    $        10,377

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                            NOTIONAL             UNREALIZED
NUMBER OF                                                                                   VALUE AT          APPRECIATION/
CONTRACTS       DESCRIPTION                                          EXPIRATION DATE  12/31/04 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------------------------------
                LONG FUTURES OUTSTANDING

48              S&P 500 Index                                            March, 2005       $  14,564               $    324

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*     -- Non-income producing security.
^     -- Amount rounds to less than 0.1%.
^^    -- Amount rounds to less than one thousand.
+     -- All or a portion of this security is segregated for TBA, when issued, delayed delivery securities or swaps.
#     -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@     -- Security is fully or partially segregated with the broker as collateral for futures.
(a)   -- Affiliated. Money market fund registered under the Investment
         Company Act of 1940, as amended and advised by J.P. Morgan
         Investment Management Inc.
(c)   -- Investment of cash collateral for portfolio securities on loan.
(f) -- Fair valued investment. The following are approximately the market value and percentage of the investments that are fair valued (amounts in thousands):

         FUND            MARKET VALUE  PERCENTAGE
         ----------------------------------------
         Diversified Fund  $   50,656      10.27%

(i)   -- Security is illiquid and may be difficult to sell.
(l) -- Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
ADR   -- American Depositary Receipt.
AUD   -- Australian Dollar.
CHF   -- Swiss Franc.
EUR   -- Euro.
FRN   -- Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2004.
GBP   -- Great Britain Pound.
GDR   -- Global Depositary Receipt.
HKD   -- Hong Kong Dollar.
IO    -- Interest Only.
JPY   -- Japanese Yen.
LIBOR -- London Interbank Offered Rate.
MTN   -- Medium Term Note.
NOK   -- Norwegian Krone.
SEK   -- Swedish Krona.
Ser.  -- Series.
SGD   -- Singapore Dollar.
SUB   -- Step-Up Bond. The rate shown is the rate in effect as of December 31,
         2004.
TBA   -- To Be Announced.
USD   -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF ASSETS
AND LIABILITIES                             AS OF DECEMBER 31, 2004

(Amounts in thousands, except per share amounts)

                                                DISCIPLINED                      EQUITY        EQUITY
                                                     EQUITY   DIVERSIFIED        GROWTH        INCOME   U.S. EQUITY
                                                       FUND          FUND          FUND          FUND          FUND
ASSETS
Investments in non-affiliates, at value         $   521,842   $   471,201   $    51,579   $    61,792   $   492,111
Investments in affiliates, at value                   3,149        21,838           557         2,196        13,512
-------------------------------------------------------------------------------------------------------------------
Total investment securities, at value               524,991       493,039        52,136        63,988       505,623
-------------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                               --        10,957            --         2,817        10,377
Cash                                                     --         1,213             3             2            --
Segregated Cash                                          --           153            --            --            --
Foreign currency, at value                               --           130            --            --            --
Receivables:
    Investment securities sold                          101        23,574           403           244         1,462
    Fund shares sold                                    939        28,091             1            26           194
    Interest and dividends                              615         1,359            34           108           613
    Foreign tax reclaim                                  --           148            --            --            --
    Unrealized appreciation on forward
    foreign currency exchange contracts                  --           153            --            --            --
    Unrealized appreciation on open
    swap contracts                                       --           175            --            --            --
    Securities lending (net)                             --             2            --             1             3
    Expense reimbursements                                1            --             6            --             4
-------------------------------------------------------------------------------------------------------------------
Total Assets                                        526,647       558,994        52,583        67,186       518,276
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Due to custodian                                     --            --            --            --           897
    Distributions                                        --            --            --            --           536
    Investment securities purchased                     102        66,910           353           158            --
    Collateral for securities
    lending program                                      --        10,957            --         2,817        10,377
    Fund shares redeemed                                602        27,261            95            15        20,445
    Variation margin                                      3            12            --            --            13
    Unrealized depreciation on forward
    foreign currency exchange contracts                  --           410            --            --            --
    Outstanding options written,
    at fair value                                        --           107            --            --            --
    Unrealized depreciation on open
    swap contracts                                       --            53            --            --            --
Accrued liabilities:
    Investment advisory fees                            111           168            11            15           173
    Administration fees                                  14            31            --             3            41
    Shareholder servicing fees                           44            34             6            11            72
    Distribution fees                                    --^           18             5             7            30
    Custodian fees                                       22            53             2            13            17
    Trustees' fees - deferred
    compensation plan                                     4             9             5             6            12
    Other                                               159           178            85            91           167
-------------------------------------------------------------------------------------------------------------------
Total Liabilities                                     1,061       106,201           562         3,136        32,780
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                      $   525,586   $   452,793   $    52,021   $    64,050   $   485,496
-------------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                DISCIPLINED                      EQUITY        EQUITY
                                                     EQUITY   DIVERSIFIED        GROWTH        INCOME   U.S. EQUITY
                                                       FUND          FUND          FUND          FUND          FUND
NET ASSETS:
Paid in capital                                 $   842,449   $   437,605   $   111,042   $    64,282   $   455,541
Accumulated undistributed
(overdistributed) net investment income                  75           358            (5)           (2)          470
Accumulated net realized gain (loss)
on investments, futures, foreign
exchange transactions, written options
and swaps                                          (465,544)      (70,684)      (64,048)      (13,979)      (81,357)
Net unrealized appreciation
(depreciation) of investments, futures,
foreign exchange translations, written
options and swaps                                   148,606        85,514         5,032        13,749       110,842
-------------------------------------------------------------------------------------------------------------------
Total Net Assets                                $   525,586   $   452,793   $    52,021   $    64,050   $   485,496
-------------------------------------------------------------------------------------------------------------------
    Class A                                     $     1,847   $    42,711   $    15,374   $    18,047   $    52,893
    Class B                                     $        --   $    13,641   $     7,472   $     8,062   $    24,746
    Class C                                     $        --   $       786   $       789   $     3,497   $     4,376
    Institutional                               $   341,580   $   258,665   $        --   $        --   $    63,670
    Select                                      $    79,342   $   136,990   $    28,386   $    34,444   $   339,811
    Ultra                                       $   102,817   $        --   $        --   $        --   $        --
-------------------------------------------------------------------------------------------------------------------
Total                                           $   525,586   $   452,793   $    52,021   $    64,050   $   485,496
-------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited number
of shares authorized):
    Class A                                             125         3,111           535           560         4,814
    Class B                                              --           994           268           250         2,270
    Class C                                              --            57            28           109           402
    Institutional                                    23,104        18,824            --            --         5,801
    Select                                            5,362         9,962           971         1,068        30,964
    Ultra                                             6,953            --            --            --            --
Net Asset Value:
    Class A (and redemption price)              $     14.78   $     13.73   $     28.72   $     32.25   $     10.99
    Class B*                                    $        --   $     13.72   $     27.93   $     32.20   $     10.90
    Class C*                                    $        --   $     13.72   $     27.91   $     32.17   $     10.90
    Institutional (and redemption price)        $     14.78   $     13.74   $        --   $        --   $     10.97
    Select (and redemption price)               $     14.80   $     13.75   $     29.24   $     32.24   $     10.97
    Ultra Shares (and redemption price)         $     14.79   $        --   $        --   $        --   $        --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                   $     15.60   $     14.49   $     30.31   $     34.04   $     11.60
Cost of investments                             $   376,456   $   407,379   $    47,104   $    50,239   $   395,105
Cost of foreign currency                        $        --   $       124   $        --   $        --   $        --
-------------------------------------------------------------------------------------------------------------------
Premiums received from options written          $        --   $        33   $        --   $        --   $        --
-------------------------------------------------------------------------------------------------------------------
Investment securities on loan, at value         $        --   $    10,745   $        --   $     2,756   $    10,204
-------------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                                  FOR THE YEAR ENDED DECEMBER 31, 2004

(Amounts in thousands)

                                                DISCIPLINED                      EQUITY        EQUITY
                                                     EQUITY   DIVERSIFIED        GROWTH        INCOME   U.S. EQUITY
                                                       FUND          FUND          FUND          FUND          FUND
INVESTMENT INCOME
Interest                                        $         9   $     5,461   $        --   $        --   $        15
Dividend                                             10,149         5,894           710         1,907         8,784
Dividend income from affiliated
 investments*                                            93           446             7            21           141
Securities lending (net)                                 --            12            --             4            18
Foreign taxes withheld                                   --^         (141)           (2)           (2)           (1)
-------------------------------------------------------------------------------------------------------------------
Total investment income                              10,251        11,672           715         1,930         8,957
-------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                              1,302         2,519           298           242         1,961
Administration fees                                     781           687            89            91           735
Shareholder servicing fees                              583           752           149           151         1,098
Distribution fees                                         5           221           107           125           367
Custodian fees                                           95           293            82            60            98
Interest expense                                         --^           --^           --             1            --^
Printing and postage                                     34            53            17            17            76
Professional fees                                        71           127            44            53            65
Registration expenses                                   216            96            54            51            73
Transfer agent fees                                      74           231           183           145           381
Trustees' fees                                            8             7             1             1             7
Other                                                    47            45             6             8            34
-------------------------------------------------------------------------------------------------------------------
Total expenses                                        3,216         5,031         1,030           945         4,895
-------------------------------------------------------------------------------------------------------------------
Less amounts waived                                     816         1,235           271           225           628
Less earnings credits                                     1             3            --            --^            1
Less expense reimbursements                              18             5            37            22            82
-------------------------------------------------------------------------------------------------------------------
    Net expenses                                      2,381         3,788           722           698         4,184
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          7,870         7,884            (7)        1,232         4,773
-------------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                DISCIPLINED                      EQUITY        EQUITY
                                                     EQUITY   DIVERSIFIED        GROWTH        INCOME   U.S. EQUITY
                                                       FUND          FUND          FUND          FUND          FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
    Investments                                      66,216        42,153          (240)        5,569        30,561
    Futures                                             612          (758)           --            --           923
    Foreign exchange contracts                           --           609            --            --            --
    Written options                                      --           205            --            --            --
    Swaps                                                --           823            --            --            --
Change in net unrealized
appreciation/depreciation of:
    Investments                                     (18,748)       (8,989)        2,099         3,305        14,433
    Futures                                             (83)           74            --            --          (153)
    Foreign currency translations                        --          (300)           --            --            --
    Written options                                      --          (132)           --            --            --
    Swaps                                                --          (494)           --            --            --

Net realized and unrealized gain (loss)
on investments, futures, foreign
exchange transactions, written options
and swaps                                            47,997        33,191         1,859         8,874        45,764
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                 $    55,867   $    41,075   $     1,852   $    10,106   $    50,537
-------------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :            $        12   $        57   $         1   $         2   $        18
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                                          FOR THE PERIODS INDICATED

(Amounts in thousands)

                                                  DISCIPLINED EQUITY FUND         DIVERSIFIED FUND
                                                --------------------------    --------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   12/31/04       12/31/03       12/31/04       12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                    $     7,870    $    10,433    $     7,884    $     8,257
Net realized gain (loss) on
investments, futures, foreign exchange
transactions, written options and swaps              66,828         12,958         43,032         21,580
Change in net unrealized appreciation
(depreciation) of investments, futures,
foreign exchange translations, written
options and swaps                                   (18,831)       197,098         (9,841)        76,277
--------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                  55,867        220,489         41,075        106,114
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                (7,778)       (10,377)        (8,495)        (8,975)
Return of capital                                        --            (90)            --             --
--------------------------------------------------------------------------------------------------------
    Total distributions to shareholders              (7,778)       (10,467)        (8,495)        (8,975)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital
share transactions                                 (128,012)      (595,745)       (61,526)      (140,046)
--------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                      (79,923)      (385,723)       (28,946)       (42,907)
--------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                 605,509        991,232        481,739        524,646
--------------------------------------------------------------------------------------------------------
End of period                                   $   525,586    $   605,509    $   452,793    $   481,739
--------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                               $        75    $        13    $       358    $      (365)
--------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                    EQUITY GROWTH FUND            EQUITY INCOME FUND
                                                --------------------------    --------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                   12/31/04       12/31/03       12/31/04       12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                           $        (7)   $       (91)   $     1,232    $     1,654
Net realized gain (loss) on investments                (240)       (11,740)         5,569            (95)
Change in net unrealized appreciation
(depreciation) of investments                         2,099         24,434          3,305         12,073
--------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                   1,852         12,603         10,106         13,632
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                    --             --         (1,250)        (1,573)
Return of capital                                        --             --             --            (80)
--------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                  --             --         (1,250)        (1,653)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital
share transactions                                  (20,150)        (9,898)       (11,320)       (12,681)
--------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                      (18,298)         2,705         (2,464)          (702)
--------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                  70,319         67,614         66,514         67,216
--------------------------------------------------------------------------------------------------------
End of period                                   $    52,021    $    70,319    $    64,050    $    66,514
--------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                               $        (5)   $       (23)   $        (2)   $        (5)
--------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                   U.S. EQUITY FUND
                                                                              --------------------------
                                                                               YEAR ENDED     YEAR ENDED
                                                                                 12/31/04       12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                                                         $     4,773    $     2,868
Net realized gain (loss) on investments
and futures                                                                        31,484         13,873
Change in net unrealized appreciation
(depreciation) of investments
and futures                                                                        14,280        102,829
--------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                                50,537        119,570
--------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                              (4,254)        (3,368)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital
share transactions                                                                (32,923)        10,622
--------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                                                     13,360        126,824
--------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                                               472,136        345,312
--------------------------------------------------------------------------------------------------------
End of period                                                                 $   485,496    $   472,136
--------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                                             $       470    $       (48)
--------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Institutional Funds ("JPMIF") and J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized on November 4, 1992, and September 23, 1997, respectively, as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies.

The following are five separate portfolios (collectively, the "Funds") of the JPMIF and JPMMFIT (the "Trusts"):

                                         FUND      CLASSES OFFERED
       JPMorgan Disciplined Equity Fund ("DEF")   Class A, Institutional, Select and Ultra
               JPMorgan Diversified Fund ("DF")   Class A, Class B, Class C, Institutional and Select
            JPMorgan Equity Growth Fund ("EGF")   Class A, Class B, Class C and Select
            JPMorgan Equity Income Fund ("EIF")   Class A, Class B, Class C and Select
             JPMorgan U.S. Equity Fund ("USEF")   Class A, Class B, Class C, Institutional and Select

DEF, DF and USEF are separate series of JPMIF. EGF and EIF are separate series of JPMMFIT.

On September 12, 2003, Class B shares of DEF were closed. On May 1, 2004, Ultra Class shares of DEF were closed to new investors.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class, Select Class and the Ultra Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, The Board of Directors approved the following:

For Class A Shares, the maximum front-end sales charge was reduced from 5.75% to 5.25% for shares purchased on or after November 15, 2004 of the Funds.

See note 12 for subsequent events with respect to the reorganization and redomiciliation of each of the series of the Trusts.

2. REORGANIZATIONS

Prior to the open of business on March 24, 2003, USEF acquired all the net assets of JPMorgan Core Equity Fund ("CEF") and JPMorgan Focus Fund ("FF"), DF acquired all the net assets of JPMorgan Balanced Fund ("BF") and DEF acquired all the net assets of JPMorgan SmartIndex(TM) Fund ("SF"). DEF, DF and USEF are hereafter collectively referred to as the "Acquiring Funds". CEF, FF, BF and SF are hereafter collectively referred to as the "Target Funds". These reorganizations were pursuant to Reorganization Plans approved by the Target Funds' shareholders on February 13, 2003. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. Shareholders of the Acquiring Funds retained the same amount of shares that they currently owned prior to the Reorganization Plans.

The reorganization of SF into DEF resulted in the creation of a new share class. The DEF-Ultra Class assumed all of the net assets of the SF.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

JPMORGAN DISCIPLINED EQUITY FUND REORGANIZATION

                                                                            NET ASSET  NET UNREALIZED
                                                      SHARES                    VALUE    APPRECIATION
                                                 OUTSTANDING   NET ASSETS   PER SHARE  (DEPRECIATION)
TARGET FUND
JPMorgan SmartIndex(TM) Fund                                                               $    4,742
   Institutional                                      17,766   $  186,589   $   10.50

ACQUIRING FUND
JPMorgan Disciplined Equity Fund                                                           $   21,666
   Class A                                               207   $    2,227   $   10.75
   Class B                                                33   $      354   $   10.74
   Select Class                                        5,690   $   61,307   $   10.77
   Institutional Class                                81,334   $  875,880   $   10.77

POST REORGANIZATION
JPMorgan Disciplined Equity Fund                                                           $   26,408
   Class A                                               207   $    2,227   $   10.75
   Class B                                                33   $      354   $   10.74
   Select Class                                        5,690   $   61,307   $   10.77
   Institutional Class                                81,334   $  875,880   $   10.77
   Ultra Class                                        17,321   $  186,589   $   10.77

JPMORGAN DIVERSIFIED FUND REORGANIZATION

                                                                            NET ASSET  NET UNREALIZED
                                                      SHARES                    VALUE    APPRECIATION
                                                 OUTSTANDING   NET ASSETS   PER SHARE  (DEPRECIATION)
TARGET FUND
JPMorgan Balanced Fund                                                                     $   (3,247)
   Class A                                             1,766   $   41,788   $   23.67
   Class B                                               527   $   12,459   $   23.62
   Class C                                                28   $      668   $   23.62
   Select                                                391   $    9,290   $   23.76

ACQUIRING FUND
JPMorgan Diversified Fund                                                                  $   29,817
   Institutional                                      23,466   $  252,713   $   10.77
   Select                                             22,946   $  247,123   $   10.77

POST REORGANIZATION
JPMorgan Diversified Fund                                                                  $   26,570
   Class A                                             3,881   $   41,788   $   10.77
   Class B                                             1,157   $   12,459   $   10.77
   Class C                                                62   $      668   $   10.77
   Institutional                                      23,466   $  252,713   $   10.77
   Select                                             23,809   $  256,413   $   10.77

JPMORGAN U.S. EQUITY FUND REORGANIZATION

                                                                            NET ASSET  NET UNREALIZED
                                                      SHARES                    VALUE    APPRECIATION
                                                 OUTSTANDING   NET ASSETS   PER SHARE  (DEPRECIATION)
TARGET FUNDS
JPMorgan Focus Fund                                                                        $   (1,015)
   Class A                                               756   $    3,466   $    4.58
   Class B                                             1,012   $    4,512   $    4.46
   Class C                                               229   $    1,021   $    4.46
   Select Class                                            8   $       38   $    4.63
JPMorgan Core Equity Fund                                                                  $   (3,567)
   Class A                                               679   $   11,566   $   17.03
   Class B                                               646   $   10,842   $   16.78
   Class C                                               181   $    3,045   $   16.78
   Select Class                                        1,805   $   31,030   $   17.19

ACQUIRING FUND
JPMorgan U.S. Equity Fund                                                                  $   13,511
   Class A                                             3,657   $   28,544   $    7.81
   Class B                                             1,370   $   10,643   $    7.77
   Class C                                                76   $      594   $    7.77
   Select Class                                       28,662   $  223,532   $    7.80
   Institutional Class                                10,698   $   83,440   $    7.80

POST REORGANIZATION
JPMorgan U.S. Equity Fund                                                                  $    8,929
   Class A                                             5,582   $   43,576   $    7.81
   Class B                                             3,346   $   25,997   $    7.77
   Class C                                               600   $    4,660   $    7.77
   Select Class                                       32,646   $  254,600   $    7.80
   Institutional Class                                10,698   $   83,440   $    7.80

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Fund applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements in prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. REPURCHASE AGREEMENTS -- The Funds' custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to mark-to-market the collateral on a daily basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the seller of the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Diversified Fund may invest in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subject the Fund to unlimited risk. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2004, The Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2004, the Funds had outstanding forward foreign currency contracts as listed on the Funds' Portfolio of Investments.

F. WRITTEN OPTIONS -- When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there had been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2004, the Funds had written options contracts outstanding as listed on the Funds' Portfolio of Investments.

Transactions in options written during the period ended December 31, 2004, were as follows (amounts in thousands):

                                        DF
                               --------------------
                               NUMBER OF   PREMIUMS
                                   UNITS   RECEIVED
Options outstanding at
December 31, 2003                (47,300)  $    176
Options written                 (266,549)     1,395
Options exercised or
terminated in closing
purchase transactions            313,849     (1,538)
Options outstanding at
December 31, 2004                     --^  $     33

^ Amount rounds to less than one thousand.

G. SWAPS -- The Funds may engage in swap transactions, specifically forward rate agreements, interest rate, currency, fixed income, index and total return swaps and credit default swaps in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of December 31, 2004, the Funds had outstanding swap agreements as listed on the Funds' Portfolio of Investments. Swap transactions present risk of loss in excess of the related amounts in the Statement of Assets and Liabilities.

H. COMMITMENTS -- The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any realized gains on the underlying securities sold. Market risk exists on commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

I. DOLLAR ROLLS -- The Funds may enter into dollar rolls principally using To Be Announced (TBA) securities, in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of December 31, 2004, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of its TBA Dollar Rolls.

J. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

K. SECURITIES ON LOAN -- For all the Funds, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB") an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal at all times to the value of the securities loaned plus, in the case of fixed income securities, any accrued but unpaid interest thereon. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At December 31, 2004, the market value of securities loaned and the amount of cash collateral received were as follows (amounts in thousands):

                       MARKET VALUE OF         MARKET VALUE OF
                     SECURITIES LOANED     COLLATERAL RECEIVED
DEF                           $     --                $     --
DF                              10,745                  10,957
EGF                                 --                      --
EIF                              2,756                   2,817
USEF                            10,204                  10,377

JPMCB as lending agent receives a fee of 0.05% (0.06% prior to January 31, 2004) of the average dollar value of loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

DEF                                           $ --
DF                                               3
EGF                                             --
EIF                                              1
USEF                                            11

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

L. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

M. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

N. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

O. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

P. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                                  ACCUMULATED         ACCUMULATED
                                                               UNDISTRIBUTED/        NET REALIZED
                                                            (OVERDISTRIBUTED)         GAIN (LOSS)
                                    PAID-IN-CAPITAL     NET INVESTMENT INCOME      ON INVESTMENTS
DEF                                          $   --                   $   (30)           $     30
DF                                               --^                    1,334              (1,334)
EGF                                             (25)                       25                  --^
EIF                                             (54)                       21                  33
USEF                                             --                        (1)                  1

The reclassifications for DEF relate primarily to investments in REITs. The reclassifications for DF relate primarily to foreign currency gain/loss, PFIC sale adjustments, paydown gain/loss, swap gain/loss and investments in REITs. The reclassifications for EGF relate primarily to non-deductable net operating losses. The reclassifications for EIF relate primarily to investments in REITs and taxable overdistributions.

Q. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly owned subsidiary of J.P Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P Morgan Chase & Co.

The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                                                    INVESTMENT
                                                              ADVISORY FEE (%)
FUND
DEF                                                                      0.25%
DF                                                                       0.55%
EGF                                                                      0.50%
EIF                                                                      0.40%
USEF                                                                     0.40%

The Advisors waived fees as outlined in Note 4.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                        CLASS A         CLASS B        CLASS C
FUND
DEF                                        0.25             n/a            n/a
DF                                         0.25            0.75           0.75
EGF                                        0.25            0.75           0.75
EIF                                        0.25            0.75           0.75
USEF                                       0.25            0.75           0.75

In addition, JPMFD is entitled to receive the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 4.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMorgan Chase Bank ("JPMCB") under which JPMCB provides account administration and personal account maintenance services to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                         INSTITUTIONAL       SELECT      ULTRA
                                    CLASS A      CLASS B      CLASS C            CLASS        CLASS      CLASS
FUND
DEF                                    0.25          n/a          n/a             0.10         0.25       0.05*
DF                                     0.25         0.25         0.25             0.10         0.25        n/a
EGF                                    0.25         0.25         0.25              n/a         0.25        n/a
EIF                                    0.25         0.25         0.25              n/a         0.25        n/a
USEF                                   0.25         0.25         0.25             0.10         0.25        n/a

* As approved by the Board of Trustees, effective February 19, 2005, the fee was reduced to an annual rate of 0.00.

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder servicing and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and JPMIF and JPMMFIT are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMIF and JPMMFIT with JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agents waived fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and portfolio accounting services for all the Funds, except for EGF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

Interest expense paid to the Custodian related to overdrafts is presented as interest expense in the Statement of Operations.

JPMCB began providing fund accounting services to EGF in January 2005.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion for all of the Funds.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator. The Administrator, the Advisor and Distributor have contractually agreed to reimburse the Funds to the extent that total operating expenses

(excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                         INSTITUTIONAL       SELECT      ULTRA
                                    CLASS A      CLASS B      CLASS C            CLASS        CLASS      CLASS
FUND
DEF                                    0.95          n/a          n/a             0.45         0.75       0.35
DF                                     1.25         1.93         1.93             0.65         0.98        n/a
EGF                                    1.25         1.98         1.98              n/a         1.00        n/a
EIF                                    1.25         1.75         1.75              n/a         0.90        n/a
USEF                                   1.05         1.75         1.75             0.64         0.79        n/a

Effective February 19, 2005, the following funds changed in expense limitations (%):

                                                                         INSTITUTIONAL       SELECT      ULTRA
                                    CLASS A      CLASS B      CLASS C            CLASS        CLASS      CLASS
FUND
DF                                     1.14         1.65         1.65             0.65         0.89        n/a
USEF                                   1.05         1.57         1.57             0.64         0.79        n/a

The contractual expense limitation agreements were in effect for the year ended December 31, 2004 for the Funds. The expense limitation percentages in the table above are due to expire on April 30, 2006.

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2004, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of the Funds' service providers expect the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                      CONTRACTUAL WAIVERS
                            ------------------------------------------------------------------
                            INVESTMENT                    SHAREHOLDER                               CONTRACTUAL
                              ADVISORY   ADMINISTRATION     SERVICING   DISTRIBUTION     TOTAL   REIMBURSEMENTS
FUND
DEF                         $        8   $          642   $        77   $         --   $   727   $           18
DF                                 458              311           370             --     1,139                5
EGF                                107               65            59             40       271               37
EIF                                 97               60            29             39       225               22
USEF                                --              344           284             --       628               82
Total                       $      670   $        1,422   $       819   $         79   $ 2,990   $          164

                                                                        VOLUNTARY WAIVERS
                                             ------------------------------------------------------------------
                                             INVESTMENT                    SHAREHOLDER
                                               ADVISORY   ADMINISTRATION     SERVICING   DISTRIBUTION     TOTAL
FUND
DEF                                          $       --   $           89   $        --   $         --   $    89
DF                                                   --               96            --             --        96
Total                                        $       --   $          185   $        --   $         --   $   185

G. OTHER -- Certain officers of the Trust(s) are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker dealers. For the year ended December 31, 2004, DF and USEF incurred less than $1,000 and approximately $1,000, respectively, as brokerage commissions to broker/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

H. SUBSEQUENT CHANGES -- After considering management's recommendations, the Boards of Trustees of the Trusts approved, and the Funds entered into, a Distribution Agreement and a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. ("JPMDS") and an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMDS and JPMFM are both indirect, wholly-owned subsidiaries of JPMorgan Chase & Co. The agreements are effective February 19, 2005, and the fees charged to the Funds under the agreements are subject to the same fee structure as those paid to the prior service providers.

Beginning in mid-2005, JPMCB will serve as the Funds' sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended December 31, 2004, are as follows (amounts in thousands):

                                   SHAREHOLDER
FUND                                 SERVICING     DISTRIBUTION   TRANSFER AGENT
DEF
Class A                         $            5   $            5   $           12
Institutional                              336               --               22
Select                                     188               --               26
Ultra                                       54               --               14
--------------------------------------------------------------------------------
Total                           $          583   $            5   $           74
--------------------------------------------------------------------------------

DF
Class A                         $          111   $          111   $          131
Class B                                     35              105               41
Class C                                      2                5                2
Institutional                              262               --               16
Select                                     342               --               41
--------------------------------------------------------------------------------
Total                           $          752   $          221   $          231
--------------------------------------------------------------------------------

EGF
Class A                         $           40   $           40   $          107
Class B                                     20               61               55
Class C                                      2                6                6
Select                                      87               --               15
--------------------------------------------------------------------------------
Total                           $          149   $          107   $          183
--------------------------------------------------------------------------------

EIF
Class A                         $           39   $           39   $           74
Class B                                     21               62               40
Class C                                      8               24               15
Select                                      83               --               16
--------------------------------------------------------------------------------
Total                           $          151   $          125   $          145
--------------------------------------------------------------------------------

USEF
Class A                         $          126   $          126   $          171
Class B                                     69              206               94
Class C                                     12               35               16
Institutional                               85               --               19
Select                                     806               --               81
--------------------------------------------------------------------------------
Total                           $        1,098   $          367   $          381
--------------------------------------------------------------------------------

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended December 31, 2004, and the year ended December 31, 2003, are as follows (amounts in thousands):

                                YEAR ENDED DECEMBER 31, 2004         YEAR ENDED DECEMBER 31, 2003
                             ----------------------------------   ------------------------------------
                                           NET                                  NET
FUND                         INVESTMENT INCOME    REALIZED GAIN   INVESTMENT INCOME      REALIZED GAIN
DEF
Class A                         $           19        $      --      $           13          $      --
Class B ^^                                  --               --                  --                 --
Institutional                            5,016               --               8,027                 --
Select                                   1,039               --                 730                 --
Ultra                                    1,704               --               1,697                 --
------------------------------------------------------------------------------------------------------
Total                           $        7,778        $      --      $       10,467*         $      --
------------------------------------------------------------------------------------------------------

DF
Class A                         $          640        $      --      $          463          $      --
Class B                                    113               --                  77                 --
Class C                                      6               --                   4                 --
Institutional                            5,289               --               5,104                 --
Select                                   2,447               --               3,327                 --
------------------------------------------------------------------------------------------------------
Total                           $        8,495        $      --      $        8,975          $      --
------------------------------------------------------------------------------------------------------

EIF
Class A                         $          323        $      --      $          346
Class B                                    125               --                 149
Class C                                     51               --                  55
Select                                     751               --               1,103
------------------------------------------------------------------------------------------------------
Total                           $        1,250        $      --      $        1,653**        $      --
------------------------------------------------------------------------------------------------------

USEF
Class A                         $          332        $      --      $          248          $      --
Class B                                     44               --                   1                 --
Class C                                      8               --                   1                 --
Institutional                              890               --                 740                 --
Select                                   2,980               --               2,378                 --
------------------------------------------------------------------------------------------------------
Total                           $        4,254        $      --      $        3,368          $      --
------------------------------------------------------------------------------------------------------

^^  Class ceased operations as of September 12, 2003.
 * Includes return of capital in the amount (in thousands) of 90. ** Includes return of capital in the amount (in thousands) of 80.

7. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                              PURCHASES               SALES         PURCHASES            SALES
                                        (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                            GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
FUND
DEF                                           $ 252,979           $ 378,288        $      --         $      --
DF                                              287,899             354,538          781,130           781,912
EGF                                              78,670              99,087               --                --
EIF                                              21,820              33,998               --                --
USEF                                            393,068             404,886               --               950

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2004, were as follows (amounts in thousands):

                                                                       GROSS           GROSS    NET UNREALIZED
                                                  AGGREGATE       UNREALIZED      UNREALIZED     APPRECIATION/
                                                       COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
FUND
DEF                                               $ 390,396        $ 136,411       $   1,816         $ 134,595
DF                                                  412,862           82,452           2,275         $  80,177
EGF                                                  50,811            3,031           1,706         $   1,325
EIF                                                  50,358           14,011             381         $  13,630
USEF                                                402,433          105,930           2,740         $ 103,190

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows (amounts in thousands):

                                                      ORDINARY       LONG-TERM      RETURN OF            TOTAL
                                                        INCOME    CAPITAL GAIN        CAPITAL    DISTRIBUTIONS
YEAR ENDED
DECEMBER 31, 2004
DEF                                                    $ 7,778          $   --         $   --          $ 7,778
DF                                                       8,495              --             --            8,495
EGF                                                         --              --             --               --
EIF                                                      1,250              --             --            1,250
USEF                                                     4,254              --             --            4,254

                                                      ORDINARY       LONG-TERM      RETURN OF            TOTAL
                                                        INCOME    CAPITAL GAIN        CAPITAL    DISTRIBUTIONS
YEAR ENDED
DECEMBER 31, 2003
DEF                                                   $ 10,377          $   --         $   90         $ 10,467
DF                                                       8,975              --             --            8,975
EGF                                                         --              --             --               --
EIF                                                      1,573              --             80            1,653
USEF                                                     3,368              --             --            3,368

At December 31, 2004, the tax components of capital are as follows:

                                                  DEF            DF           EGF           EIF           USEF
Current distributable ordinary income     $        54   $       991   $        --   $        --   $        475
Current distributable long-term capital
gain or tax basis capital loss carryover  $  (451,533)  $   (65,439)  $   (59,515)  $   (13,857)  $    (73,698)
Unrealized appreciation (depreciation)    $   134,619   $    79,645   $     1,325   $    13,630   $    103,190

At December 31, 2004, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (in thousands).

                                                                                                   EXPIRATION
                                                                                AMOUNT                   DATE
FUND
DEF                                                                         $    9,155      December 31, 2008
                                                                               199,716      December 31, 2009
                                                                               198,549      December 31, 2010
                                                                                44,113      December 31, 2011
-------------------------------------------------------------------------------------------------------------
TOTAL                                                                          451,533(a)
-------------------------------------------------------------------------------------------------------------

DF                                                                              10,624      December 31, 2009
                                                                                54,815      December 31, 2010
-------------------------------------------------------------------------------------------------------------
TOTAL                                                                           65,439(b)
-------------------------------------------------------------------------------------------------------------

EGF                                                                                 17      December 31, 2006
                                                                                   710      December 31, 2007
                                                                                 6,334      December 31, 2008
                                                                                20,694      December 31, 2009
                                                                                16,150      December 31, 2010
                                                                                14,872      December 31, 2011
                                                                                   738      December 31, 2012
-------------------------------------------------------------------------------------------------------------
TOTAL                                                                           59,515
-------------------------------------------------------------------------------------------------------------

EIF                                                                                426      December 31, 2010
                                                                                13,431      December 31, 2011
-------------------------------------------------------------------------------------------------------------
TOTAL                                                                           13,857
-------------------------------------------------------------------------------------------------------------

USEF                                                                             2,142      December 31, 2009
                                                                                71,556      December 31, 2010
-------------------------------------------------------------------------------------------------------------
TOTAL                                                                           73,698(c)
-------------------------------------------------------------------------------------------------------------

(a) Includes $66,953 (in thousands) of losses acquired from JPMorgan SmartIndex Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.
(b) Includes $10,126 (in thousands) of losses acquired from JPMorgan Balanced Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.
(c) Includes $15,590 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $2,512 (in thousands) acquired from JPMorgan Focus Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

During the year ended December 31, 2004, DEF, DF, EIF and USEF utilized capital loss carryovers of $54,799, $35,620, $5,592 and $28,773, respectively (amounts in thousands).

Capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred the following post-October realized losses (amounts in thousands):

                                                                         CAPITAL
FUND
DEF                                                                       $   --
DF                                                                            --
EGF                                                                          826
EIF                                                                           --
USEF                                                                          --

9. BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Funds based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. This agreement was extended and was subsequently terminated as of February 18, 2005.

The Funds had no borrowings outstanding at December 31, 2004, nor at anytime during the year then ended.

Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured uncommitted credit facility in the aggregate amount of $100 million. Interest on borrowing is payable at a rate determined by JPMCB at the time of borrowing.

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to One Group Mutual Funds and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940) as One Group Mutual Funds.

10. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the holding company changed to JPMorgan Chase & Co. Effective November 15, 2004, the bank name is JPMorgan Chase Bank, National Association.

12. SUBSEQUENT EVENT

On August 19, 2004, the Boards of Trustees of the Trusts each approved an Agreement and Plan of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund, JPMorgan Equity Growth Fund, JPMorgan Equity Income Fund and JPMorgan U.S. Equity Fund (the "Funds") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved the Agreement and Plan of Reorganization with respect to each respective Fund.

Effective after the close of business on February 18, 2005 pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS.

Additionally, at a special meeting of shareholders on January 20, 2005, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, a Delaware statutory trust, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, the Funds were each reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I.

On August 19, 2004, the Boards of Trustees of the Trusts, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge the following Funds:

TARGET FUNDS              ACQUIRING FUNDS
One Group Balanced Fund   JPMorgan Diversified Fund

One Group Diversified
Equity Fund               JPMorgan U.S. Equity Fund

JPMorgan Equity           One Group Equity
Income Fund               Income Fund

JPMorgan Equity           One Group Large Cap
Growth Fund               Growth Fund

The Agreement and Plan of Reorganization with respect to the JPMorgan Equity Income Fund was approved by that Fund's shareholders at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005. The Agreement and Plan of Reorganization with respect to each of the other proposed mergers were approved by the respective Target Funds' shareholders at special meetings of shareholders held on January 20, 2005.

The mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to each Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the respective Target Fund as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share, Net Unrealized Appreciation or Depreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

ONE GROUP BALANCED FUND\JPMORGAN DIVERSIFIED FUND REORGANIZATION

                                                                                   NET ASSET               NET
                                                      SHARES                           VALUE        UNREALIZED
                                                 OUTSTANDING       NET ASSETS      PER SHARE      APPRECIATION
TARGET FUND

One Group Balanced Fund                                                                             $   35,804
   Class A                                             8,893       $  115,144      $   12.95
   Class B                                            12,300       $  160,005      $   13.01
   Class C                                               446       $    5,797      $   12.99
   Institutional                                       2,026       $   26,208      $   12.94

ACQUIRING FUND

JPMorgan Diversified Fund                                                                           $   78,869
   Class A                                             3,093       $   42,273      $   13.67
   Class B                                               965       $   13,173      $   13.66
   Class C                                                55       $      745      $   13.66
   Select                                             10,242       $  140,208      $   13.69
   Institutional                                      18,978       $  259,640      $   13.68

POST REORGANIZATION

JPMorgan Diversified Fund                                                                           $  114,673
   Class A                                            11,518       $  157,417      $   13.67
   Class B                                            12,679       $  173,178      $   13.66
   Class C                                               479       $    6,542      $   13.66
   Select                                             12,157       $  166,416      $   13.69
   Institutional                                      18,978       $  259,640      $   13.68

ONE GROUP DIVERSIFIED EQUITY FUND\JPMORGAN U.S. EQUITY FUND REORGANIZATION

                                                                                   NET ASSET               NET
                                                      SHARES                           VALUE        UNREALIZED
                                                 OUTSTANDING       NET ASSETS      PER SHARE      APPRECIATION
TARGET FUND

One Group Diversified Equity Fund                                                                   $  255,067
   Class A                                            11,506      $   136,622      $   11.87
   Class B                                             2,016      $    22,989      $   11.41
   Class C                                               660      $     7,589      $   11.49
   Select                                            122,504      $ 1,460,091      $   11.92

ACQUIRING FUND

JPMorgan U.S. Equity Fund                                                                           $   98,209
   Class A                                             4,847      $    52,454      $   10.82
   Class B                                             2,175      $    23,342      $   10.73
   Class C                                               395      $     4,232      $   10.73
   Select                                             30,754      $   332,433      $   10.81
   Institutional                                       5,874      $    63,502      $   10.81

POST REORGANIZATION

JPMorgan U.S. Equity Fund                                                                           $  353,276
   Class A                                            17,469      $   189,076      $   10.82
   Class B                                             4,319      $    46,331      $   10.73
   Class C                                             1,101      $    11,821      $   10.73
   Select                                            165,838      $ 1,792,524      $   10.81
   Institutional                                       5,874      $    63,502      $   10.81

JPMORGAN EQUITY INCOME FUND\ONE GROUP EQUITY INCOME FUND REORGANIZATION

                                                                                   NET ASSET               NET
                                                      SHARES                           VALUE        UNREALIZED
                                                 OUTSTANDING       NET ASSETS      PER SHARE      APPRECIATION
TARGET FUND

JPMorgan Equity Income Fund                                                                         $   12,535
   Class A                                               569       $   18,431      $   32.37
   Class B                                               236       $    7,621      $   32.33
   Class C                                               109       $    3,534      $   32.30
   Select                                              1,095       $   35,444      $   32.37

ACQUIRING FUND

One Group Equity Income Fund                                                                        $  152,292
   Class A                                             6,215       $   95,757      $   15.41
   Class B                                             3,937       $   60,478      $   15.36
   Class C                                               284       $    4,362      $   15.36
   Institutional                                      20,836       $  322,563      $   15.48

POST REORGANIZATION

JPMorgan Equity Income Fund                                                                         $  164,827
   Class A                                             7,411       $  114,188      $   15.41
   Class B                                             4,434       $   68,099      $   15.36
   Class C                                               514       $    7,896      $   15.36
   Institutional                                      23,125       $  358,007      $   15.48

JPMORGAN EQUITY GROWTH FUND\ONE GROUP LARGE CAP GROWTH FUND REORGANIZATION

                                                                                   NET ASSET               NET
                                                      SHARES                           VALUE        UNREALIZED
                                                 OUTSTANDING       NET ASSETS      PER SHARE      APPRECIATION
TARGET FUND

JPMorgan Equity Growth Fund                                                                         $    3,228
   Class A                                               532      $    14,694      $   27.65
   Class B                                               254      $     6,832      $   26.86
   Class C                                                28      $       755      $   26.84
   Select                                                908      $    25,562      $   28.16

ACQUIRING FUND

One Group Large Cap Growth Fund                                                                     $  288,347
   Class A                                            15,923      $   236,848      $   14.88
   Class B                                            18,059      $   247,422      $   13.70
   Class C                                               967      $    13,132      $   13.58
   Select                                             86,413      $ 1,263,817      $   14.63

POST REORGANIZATION

JPMorgan Large Cap Growth Fund                                                                      $  291,575
   Class A                                            16,910      $   251,542      $   14.88
   Class B                                            18,558      $   254,254      $   13.70
   Class C                                             1,022      $    13,887      $   13.58
   Select                                             88,161      $ 1,289,379      $   14.63

13. LEGAL PROCEEDINGS

NONE OF THE ACTIONS DESCRIBED BELOW ALLEGE THAT ANY UNLAWFUL ACTIVITY TOOK PLACE WITH RESPECT TO ANY FUNDS WHOSE FINANCIAL STATEMENTS ARE INCLUDED IN THIS REPORT.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors, Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) ("JPMDS") and JPMorgan Funds Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the then incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the then incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets and liabilities of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate will carry forward and apply with respect to the acquiring Fund. The Reduced Rate Funds included One Group Diversified Equity Fund and One Group Equity Income Fund, both of which implemented a Reduced Rate on September 27, 2004. The U.S. Equity Fund acquired all of the assets and liabilities of the One Group Diversified Equity Fund and the One Group Equity Income Fund acquired all of the assets and liabilities of the Equity Income Fund effective after the close of business on February 18, 2005.

14. CAPITAL SHARE TRANSACTIONS

                                                        DISCIPLINED EQUITY FUND
                                                --------------------------------------
                                                       YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A

AMOUNT
    Shares sold                                 $             358    $             872
    Shares issued in reinvestment
    of distributions                                           19                   10
    Shares redeemed                                          (603)              (1,588)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $            (226)   $            (706)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                26                   72
    Shares issued in reinvestment
    of distributions                                            1                    1
    Shares redeemed                                           (44)                (137)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        (17)                 (64)
--------------------------------------------------------------------------------------

CLASS B ^^

AMOUNT
    Shares sold                                 $              --    $             120
    Shares issued in reinvestment
    of distributions                                           --                   --^
    Shares redeemed                                            --                 (507)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $              --    $            (387)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                --                   11
    Shares issued in reinvestment
    of distributions                                           --                   --^
    Shares redeemed                                            --                  (42)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         --                  (31)
--------------------------------------------------------------------------------------

^^ Class ceased operations as of September 12, 2003.
 ^ Amount rounds to less than one thousand.

                                                  DISCIPLINED EQUITY FUND (CONTINUED)
                                                --------------------------------------
                                                       YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2004    DECEMBER 31, 2003
INSTITUTIONAL

AMOUNT
    Shares sold                                 $          62,218    $          73,548
    Shares issued in reinvestment
    of distributions                                        3,964                7,321
    Shares redeemed                                      (174,739)            (333,275)
    In-kind transfers                                          --             (412,239)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $        (108,557)   $        (664,645)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             4,517                6,397
    Shares issued in reinvestment
    of distributions                                          281                  633
    Shares redeemed                                       (12,669)             (28,959)
    In-kind transfers                                          --              (34,677)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (7,871)             (56,606)
--------------------------------------------------------------------------------------

SELECT

AMOUNT
    Shares sold                                 $          28,259    $          20,033
    Shares issued in reinvestment
    of distributions                                          801                  649
    Shares redeemed                                       (34,509)             (24,611)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $          (5,449)   $          (3,929)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             2,055                1,763
    Shares issued in reinvestment
    of distributions                                           56                   54
    Shares redeemed                                        (2,485)              (2,215)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (374)                (398)
--------------------------------------------------------------------------------------

                                                  DISCIPLINED EQUITY FUND (CONTINUED)
                                                --------------------------------------
                                                       YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2004   DECEMBER 31, 2003*
ULTRA

AMOUNT
    Shares sold                                 $          29,330    $          10,914
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --              186,589
    Shares issued in reinvestment
    of distributions                                        1,696                1,693
    Shares redeemed                                       (44,806)            (125,274)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $         (13,780)   $          73,922
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             2,113                  888
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --               17,321
    Shares issued in reinvestment
    of distributions                                          121                  139
    Shares redeemed                                        (3,292)             (10,337)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (1,058)               8,011
--------------------------------------------------------------------------------------

* For Ultra Shares, from commencement of offering on March 24, 2003.

                                                           DIVERSIFIED FUND
                                                --------------------------------------
                                                       YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2004   DECEMBER 31, 2003*
CLASS A

AMOUNT
    Shares sold                                 $           3,376    $           2,723
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --               41,788
    Shares issued in reinvestment
    of distributions                                          543                  382
    Shares redeemed                                       (10,346)              (6,448)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $          (6,427)   $          38,445
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               260                  236
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --                3,881
    Shares issued in reinvestment
    of distributions                                           41                   32
    Shares redeemed                                          (786)                (553)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (485)               3,596
--------------------------------------------------------------------------------------

CLASS B

AMOUNT
    Shares sold                                 $           1,442    $           1,425
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --               12,459
    Shares issued in reinvestment
    of distributions                                          101                   68
    Shares redeemed                                        (3,311)              (1,757)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $          (1,768)   $          12,195
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                               111                  121
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --                1,157
    Shares issued in reinvestment
    of distributions                                            8                    6
    Shares redeemed                                          (256)                (153)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (137)               1,131
--------------------------------------------------------------------------------------

* For Class A , Class B and Class C, from commencement of offering on March 24, 2003.

                                                     DIVERSIFIED FUND (CONTINUED)
                                                --------------------------------------
                                                       YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2004   DECEMBER 31, 2003*
CLASS C

AMOUNT
    Shares sold                                 $             103    $              95
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --                  668
    Shares issued in reinvestment
    of distributions                                            3                    2
    Shares redeemed                                           (95)                (162)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $              11    $             603
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 8                    8
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --                   62
    Shares issued in reinvestment
    of distributions                                           --^                  --^
    Shares redeemed                                            (7)                 (14)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          1                   56
--------------------------------------------------------------------------------------

INSTITUTIONAL

AMOUNT
    Shares sold                                 $         100,776    $          42,734
    Shares issued in reinvestment
    of distributions                                        4,409                4,509
    Shares redeemed                                      (146,361)             (69,087)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $         (41,176)   $         (21,844)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             7,615                3,777
    Shares issued in reinvestment
    of distributions                                          335                  384
    Shares redeemed                                       (11,081)              (5,920)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                     (3,131)              (1,759)
--------------------------------------------------------------------------------------

* For Class A , Class B and Class C, from commencement of offering on March 24, 2003.
^ Amount rounds to less than one thousand.

                                                     DIVERSIFIED FUND (CONTINUED)
                                                --------------------------------------
                                                       YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT

AMOUNT
    Shares sold                                 $          14,492    $          24,755
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --                9,290
    Shares issued in reinvestment
    of distributions                                        2,339                3,271
    Shares redeemed                                       (28,997)            (206,761)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $         (12,166)   $        (169,445)
--------------------------------------------------------------------------------------
SHARES
    Shares sold                                             1,111                2,163
    Shares issued in connection with
    Fund Reorganization (Note 2)                               --                  862
    Shares issued in reinvestment
    of distributions                                          177                  283
    Shares redeemed                                        (2,215)             (17,477)
--------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (927)             (14,169)
--------------------------------------------------------------------------------------

                                                          EQUITY GROWTH FUND                       EQUITY INCOME FUND
                                                --------------------------------------    --------------------------------------
                                                       YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A

AMOUNT
    Shares sold                                 $           2,747    $           5,867    $           3,784    $           1,430
    Shares issued in reinvestment
    of distributions                                           --                   --                  286                  302
    Shares redeemed                                        (8,026)              (7,222)              (3,303)              (4,411)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $          (5,279)   $          (1,355)   $             767    $          (2,679)
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                               100                  236                  127                   58
    Shares issued in reinvestment
    of distributions                                           --                   --                   10                   12
    Shares redeemed                                          (291)                (294)                (113)                (178)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (191)                 (58)                  24                 (108)
--------------------------------------------------------------------------------------------------------------------------------

CLASS B

AMOUNT
    Shares sold                                 $             294    $             907    $             526    $             718
    Shares issued in reinvestment
    of distributions                                           --                   --                  108                  128
    Shares redeemed                                        (2,042)              (1,885)              (2,401)              (1,928)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $          (1,748)   $            (978)   $          (1,767)   $          (1,082)
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                11                   37                   18                   29
    Shares issued in reinvestment
    of distributions                                           --                   --                    4                    5
    Shares redeemed                                           (77)                 (77)                 (82)                 (80)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        (66)                 (40)                 (60)                 (46)
--------------------------------------------------------------------------------------------------------------------------------

                                                    EQUITY GROWTH FUND (CONTINUED)            EQUITY INCOME FUND (CONTINUED)
                                                --------------------------------------    --------------------------------------
                                                       YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2004    DECEMBER 31, 2003    DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS C

AMOUNT
    Shares sold                                 $             129    $              65    $             496    $             617
    Shares issued in reinvestment
    of distributions                                           --                   --                   44                   48
    Shares redeemed                                          (246)                (366)                (766)                (597)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $            (117)   $            (301)   $            (226)   $              68
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 4                    3                   17                   25
    Shares issued in reinvestment
    of distributions                                           --                   --                    1                    2
    Shares redeemed                                            (9)                 (16)                 (26)                 (25)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         (5)                 (13)                  (8)                   2
--------------------------------------------------------------------------------------------------------------------------------

SELECT

AMOUNT
    Shares sold                                 $           2,499    $           7,281    $           6,397    $           2,050
    Shares issued in reinvestment
    of distributions                                           --                   --                  381                  750
    Shares redeemed                                       (15,505)             (14,545)             (16,872)             (11,788)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                          $         (13,006)   $          (7,264)   $         (10,094)   $          (8,988)
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                89                  284                  217                   82
    Shares issued in reinvestment
    of distributions                                           --                   --                   13                   31
    Shares redeemed                                          (562)                (575)                (577)                (475)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                       (473)                (291)                (347)                (362)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                     U.S. EQUITY FUND
                                                                                          --------------------------------------
                                                                                                 YEAR ENDED           YEAR ENDED
                                                                                          DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A

AMOUNT
    Shares sold                                                                           $          16,959    $           5,585
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --               15,032
    Shares issued in reinvestment
    of distributions                                                                                    226                  177
    Shares redeemed                                                                                 (19,079)             (12,297)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                    $          (1,894)   $           8,497
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                                       1,658                  650
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --                1,925
    Shares issued in reinvestment
    of distributions                                                                                     21                   20
    Shares redeemed                                                                                  (1,848)              (1,437)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                                 (169)               1,158
--------------------------------------------------------------------------------------------------------------------------------

CLASS B

AMOUNT
    Shares sold                                                                           $             902    $             937
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --               15,354
    Shares issued in reinvestment
    of distributions                                                                                     34                    1
    Shares redeemed                                                                                  (7,934)              (4,945)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                    $          (6,998)   $          11,347
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                                          89                  107
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --                1,976
    Shares issued in reinvestment
    of distributions                                                                                      3                   --^
    Shares redeemed                                                                                    (785)                (579)
    Net increase (decrease) in Fund
    shares outstanding                                                                                 (693)               1,504

^ Amount rounds to less than one thousand.

                                                                                               U.S. EQUITY FUND (CONTINUED)
                                                                                          --------------------------------------
                                                                                                 YEAR ENDED           YEAR ENDED
                                                                                          DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS C

AMOUNT
    Shares sold                                                                           $             111    $             158
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --                4,066
    Shares issued in reinvestment
    of distributions                                                                                      4                   --^
    Shares redeemed                                                                                  (1,320)                (877)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                    $          (1,205)   $           3,347
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                                          11                   19
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --                  524
    Shares issued in reinvestment
    of distributions                                                                                     --^                  --^
    Shares redeemed                                                                                    (130)                (102)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                                 (119)                 441
--------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL

AMOUNT
    Shares sold                                                                           $          18,193    $          12,339
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --                   --
    Shares issued in reinvestment
    of distributions                                                                                    573                  611
    Shares redeemed                                                                                 (38,685)             (36,570)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                    $         (19,919)   $         (23,620)
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                                       1,772                1,478
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --                   --
    Shares issued in reinvestment
    of distributions                                                                                     55                   71
    Shares redeemed                                                                                  (3,588)              (4,389)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                               (1,761)              (2,840)
--------------------------------------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                                                               U.S. EQUITY FUND (CONTINUED)
                                                                                          --------------------------------------
                                                                                                 YEAR ENDED           YEAR ENDED
                                                                                          DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
    Shares sold                                                                           $          55,489    $          42,770
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --               31,068
    Shares issued in reinvestment
    of distributions                                                                                  2,447                2,083
    Shares redeemed                                                                                 (60,843)             (64,870)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                    $          (2,907)   $          11,051
--------------------------------------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                                       5,417                4,894
    Shares Issued in connection with
    Fund Reorganization ( Note 2)                                                                        --                3,984
    Shares issued in reinvestment
    of distributions                                                                                    232                  237
    Shares redeemed                                                                                  (5,906)              (7,523)
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                                 (257)               1,592
--------------------------------------------------------------------------------------------------------------------------------

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS

CLASS A

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS:
                                              -------------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON
                                     NET ASSET             NET      SECURITIES
                                        VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                     BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                     OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04              $       13.50            0.13            1.30             1.43
Year Ended 12/31/03              $       10.54            0.05            2.99             3.04
Year Ended 12/31/02              $       14.17            0.07@          (3.62)           (3.55)
9/28/01** Through 12/31/01       $       12.85            0.01@           1.39             1.40

DIVERSIFIED FUND
Year Ended 12/31/04              $       12.79            0.17@           0.96             1.13
3/24/03** Through 12/31/03       $       10.77            0.09@           2.06             2.15

EQUITY GROWTH FUND
Year Ended 12/31/04              $       27.56           (0.01)@          1.17             1.16
Year Ended 12/31/03              $       22.87           (0.04)@          4.73             4.69
Year Ended 12/31/02              $       31.87           (0.06)@         (8.94)           (9.00)
Year Ended 12/31/01              $       43.12           (0.18)@         (8.03)           (8.21)
Year Ended 12/31/00              $       67.85           (0.42)@        (16.14)          (16.56)

EQUITY INCOME FUND
Year Ended 12/31/04              $       27.99            0.57@           4.29             4.86
Year Ended 12/31/03              $       23.25            0.60@           4.75             5.35
Year Ended 12/31/02              $       30.57            0.25@          (6.71)           (6.46)
Year Ended 12/31/01              $       35.35            0.10@          (4.62)           (4.52)
Year Ended 12/31/00              $       49.83            0.17@          (2.66)           (2.49)

U.S. EQUITY FUND+
Year Ended 12/31/04              $       10.01            0.08@           0.97             1.05
Year Ended 12/31/03              $        7.61            0.04@           2.41             2.45
Year Ended 12/31/02              $       10.45            0.03           (2.84)           (2.81)
6/1/01 Through 12/31/01^         $       11.16            0.02@          (0.69)           (0.67)
9/15/00** Through 5/31/01        $       12.86            0.03           (1.72)           (1.69)

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                 --------------------------------------------------------------
                                     DIVIDENDS
                                      FROM NET   DISTRIBUTIONS
                                    INVESTMENT    FROM CAPITAL       RETURN OF            TOTAL
                                        INCOME           GAINS         CAPITAL    DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                       0.15              --              --             0.15
Year Ended 12/31/03                       0.08              --              --t            0.08
Year Ended 12/31/02                       0.08              --              --             0.08
9/28/01** Through 12/31/01                0.08              --              --             0.08

DIVERSIFIED FUND
Year Ended 12/31/04                       0.19              --              --             0.19
3/24/03** Through 12/31/03                0.13              --              --             0.13

EQUITY GROWTH FUND
Year Ended 12/31/04                         --              --              --               --
Year Ended 12/31/03                         --              --              --               --
Year Ended 12/31/02                         --              --              --               --
Year Ended 12/31/01                         --            3.04              --             3.04
Year Ended 12/31/00                         --            8.17              --             8.17

EQUITY INCOME FUND
Year Ended 12/31/04                       0.60              --              --             0.60
Year Ended 12/31/03                       0.58              --            0.03             0.61
Year Ended 12/31/02                       0.29            0.57              --             0.86
Year Ended 12/31/01                       0.09            0.17              --             0.26
Year Ended 12/31/00                       0.18           11.81              --            11.99

U.S. EQUITY FUND+
Year Ended 12/31/04                       0.07              --              --             0.07
Year Ended 12/31/03                       0.05              --              --             0.05
Year Ended 12/31/02                       0.03              --              --             0.03
6/1/01 Through 12/31/01^                  0.02            0.02              --             0.04
9/15/00** Through 5/31/01                 0.01              --              --             0.01

 * Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.
 t   Amount rounds to less than $.005.
 + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
 ^   The Fund changed its fiscal year end from May 31 to December 31.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------          ---------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                            NET ASSETS,                                    NET
                                     NET ASSET                                   END OF                             INVESTMENT
                                    VALUE, END              TOTAL                PERIOD             NET                 INCOME
                                     OF PERIOD             RETURN (1)(a)     (MILLIONS)        EXPENSES                 (LOSS)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04              $       14.78              10.64%          $         2            0.95%                  1.01%
Year Ended 12/31/03              $       13.50              28.96%          $         2            0.95%                  0.74%
Year Ended 12/31/02              $       10.54             (25.07%)         $         2            0.95%                  0.60%
9/28/01** Through 12/31/01       $       14.17              10.93%          $         2            0.95%                  0.42%

DIVERSIFIED FUND
Year Ended 12/31/04              $       13.73               8.94%          $        43            1.25%                  1.32%
3/24/03** Through 12/31/03       $       12.79              20.00%          $        46            1.25%                  1.04%

EQUITY GROWTH FUND
Year Ended 12/31/04              $       28.72               4.21%          $        15            1.25%                 (0.02%)
Year Ended 12/31/03              $       27.56              20.51%          $        20            1.25%                 (0.18%)
Year Ended 12/31/02              $       22.87             (28.24%)         $        18            1.25%                 (0.20%)
Year Ended 12/31/01              $       31.87             (19.06%)         $        32            1.24%                 (0.50%)
Year Ended 12/31/00              $       43.12             (23.85%)         $        24            1.24%                 (0.65%)

EQUITY INCOME FUND
Year Ended 12/31/04              $       32.25              17.55%          $        18            1.25%                  1.93%
Year Ended 12/31/03              $       27.99              23.38%          $        15            1.25%                  2.46%
Year Ended 12/31/02              $       23.25             (21.34%)         $        15            1.25%                  0.95%
Year Ended 12/31/01              $       30.57             (12.76%)         $        28            1.25%                  0.30%
Year Ended 12/31/00              $       35.35              (4.09%)         $         5            1.25%                  0.34%

U.S. EQUITY FUND+
Year Ended 12/31/04              $       10.99              10.50%          $        53            1.05%                  0.80%
Year Ended 12/31/03              $       10.01              32.32%          $        50            1.05%                  0.50%
Year Ended 12/31/02              $        7.61             (26.89%)         $        29            1.05%                  0.30%
6/1/01 Through 12/31/01^         $       10.45              (5.96%)         $        54            1.05%                  0.30%
9/15/00** Through 5/31/01        $       11.16             (13.10%)         $         3            1.05%                  0.22%

                                                  RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)         PORTFOLIO
                                    WITHOUT WAIVERS        WITHOUT WAIVERS          TURNOVER
                                 AND REIMBURSEMENTS     AND REIMBURSEMENTS              RATE (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                            1.67%                  0.29%               49%
Year Ended 12/31/03                            2.31%                 (0.62%)              77%
Year Ended 12/31/02                            2.23%                 (0.68%)              74%
9/28/01** Through 12/31/01                    11.02%!!               (9.65%)!!            33%

DIVERSIFIED FUND
Year Ended 12/31/04                            1.63%                  0.94%              242%
3/24/03** Through 12/31/03                     1.70%                  0.59%              210%

EQUITY GROWTH FUND
Year Ended 12/31/04                            2.17%                 (0.95%)             133%
Year Ended 12/31/03                            2.09%                 (1.02%)              81%
Year Ended 12/31/02                            2.26%                 (1.21%)              50%
Year Ended 12/31/01                            1.58%                 (0.84%)              98%~
Year Ended 12/31/00                            1.64%                 (1.05%)              58%~

EQUITY INCOME FUND
Year Ended 12/31/04                            1.84%                  1.34%               37%
Year Ended 12/31/03                            1.94%                  1.77%               17%
Year Ended 12/31/02                            1.91%                  0.29%              167%
Year Ended 12/31/01                            1.55%                  0.00%                4%
Year Ended 12/31/00                            1.94%                 (0.35%)              15%

U.S. EQUITY FUND+
Year Ended 12/31/04                            1.46%                  0.39%               82%
Year Ended 12/31/03                            1.54%                  0.01%              101%
Year Ended 12/31/02                            1.44%                 (0.09%)              83%
6/1/01 Through 12/31/01^                       1.44%                 (0.09%)              48%*
9/15/00** Through 5/31/01                      7.05%!!               (5.78%)!!            81%*

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                 ----------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON
                                     NET ASSET             NET      SECURITIES
                                        VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                     BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                     OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DIVERSIFIED FUND
Year Ended 12/31/04              $       12.79            0.08@           0.96             1.04
3/24/03** Through 12/31/03       $       10.77            0.03@           2.06             2.09

EQUITY GROWTH FUND
Year Ended 12/31/04              $       27.00           (0.20)@          1.13             0.93
Year Ended 12/31/03              $       22.58           (0.22)@          4.64             4.42
Year Ended 12/31/02              $       31.68           (0.26)@         (8.84)           (9.10)
2/16/01** Through 12/31/01       $       41.84           (0.36)@         (6.76)           (7.12)

EQUITY INCOME FUND
Year Ended 12/31/04              $       27.95            0.42@           4.28             4.70
Year Ended 12/31/03              $       23.21            0.48@           4.73             5.21
Year Ended 12/31/02              $       30.54            0.12@          (6.70)           (6.58)
2/16/01** Through 12/31/01       $       34.41           (0.06)@         (3.64)           (3.70)

U.S. EQUITY FUND
Year Ended 12/31/04              $        9.95              --t@          0.97             0.97
Year Ended 12/31/03              $        7.58           (0.02)@          2.39             2.37
Year Ended 12/31/02              $       10.43           (0.04)          (2.81)           (2.85)
9/10/01** Through 12/31/01^      $        9.67           (0.01)@          0.79             0.78

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                 --------------------------------------------------------------
                                     DIVIDENDS
                                      FROM NET   DISTRIBUTIONS
                                    INVESTMENT    FROM CAPITAL       RETURN OF            TOTAL
                                        INCOME           GAINS         CAPITAL    DISTRIBUTIONS
DIVERSIFIED FUND
Year Ended 12/31/04                       0.11              --              --             0.11
3/24/03** Through 12/31/03                0.07              --              --             0.07

EQUITY GROWTH FUND
Year Ended 12/31/04                         --              --              --               --
Year Ended 12/31/03                         --              --              --               --
Year Ended 12/31/02                         --              --              --               --
2/16/01** Through 12/31/01                  --            3.04              --             3.04

EQUITY INCOME FUND
Year Ended 12/31/04                       0.45              --              --             0.45
Year Ended 12/31/03                       0.44              --            0.03             0.47
Year Ended 12/31/02                       0.18            0.57              --             0.75
2/16/01** Through 12/31/01                  --            0.17              --             0.17

U.S. EQUITY FUND
Year Ended 12/31/04                       0.02              --              --             0.02
Year Ended 12/31/03                         --t             --              --               --t
Year Ended 12/31/02                         --              --              --               --
9/10/01** Through 12/31/01^                 --            0.02              --             0.02

**   Commencement of offering of class of shares.
 ^   The Fund changed its fiscal year end from May 31 to December 31.
 @   Calculated based upon average shares outstanding.
 t   Amount is less than $.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------          ---------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                            NET ASSETS,                                    NET
                                     NET ASSET                                   END OF                             INVESTMENT
                                    VALUE, END              TOTAL                PERIOD             NET                 INCOME
                                     OF PERIOD             RETURN (1)(a)     (MILLIONS)        EXPENSES                 (LOSS)
DIVERSIFIED FUND
Year Ended 12/31/04              $       13.72               8.16%          $        14            1.93%                  0.63%
3/24/03** Through 12/31/03       $       12.79              19.42%          $        14            1.93%                  0.35%

EQUITY GROWTH FUND
Year Ended 12/31/04              $       27.93               3.44%          $         7            1.98%                 (0.75%)
Year Ended 12/31/03              $       27.00              19.57%          $         9            1.98%                 (0.91%)
Year Ended 12/31/02              $       22.58             (28.72%)         $         9            1.98%                 (0.92%)
2/16/01** Through 12/31/01       $       31.68             (17.07%)         $        15            1.99%                 (1.24%)

EQUITY INCOME FUND
Year Ended 12/31/04              $       32.20              16.96%          $         8            1.75%                  1.42%
Year Ended 12/31/03              $       27.95              22.70%          $         9            1.75%                  1.95%
Year Ended 12/31/02              $       23.21             (21.74%)         $         8            1.75%                  0.45%
2/16/01** Through 12/31/01       $       30.54             (10.74%)         $        14            1.75%                 (0.20%)

U.S. EQUITY FUND
Year Ended 12/31/04              $       10.90               9.74%          $        25            1.75%                  0.03%
Year Ended 12/31/03              $        9.95              31.29%          $        29            1.75%                 (0.20%)
Year Ended 12/31/02              $        7.58             (27.31%)         $        11            1.75%                 (0.40%)
9/10/01** Through 12/31/01^      $       10.43               8.07%          $        19            1.75%                 (0.40%)

                                                 RATIOS/SUPPLEMENTAL DATA:
                               -------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE (a)
DIVERSIFIED FUND
Year Ended 12/31/04                            2.13%                  0.43%              242%
3/24/03** Through 12/31/03                     2.20%                  0.08%              210%

EQUITY GROWTH FUND
Year Ended 12/31/04                            2.67%                  1.44%              133%
Year Ended 12/31/03                            2.59%                 (1.52%)              81%
Year Ended 12/31/02                            2.75%                 (1.69%)              50%
2/16/01** Through 12/31/01                     2.10%                 (1.35%)              98%

EQUITY INCOME FUND
Year Ended 12/31/04                            2.35%                  0.82%               37%
Year Ended 12/31/03                            2.43%                  1.27%               17%
Year Ended 12/31/02                            2.42%                 (0.22%)             167%
2/16/01** Through 12/31/01                     2.06%                 (0.51%)               4%

U.S. EQUITY FUND
Year Ended 12/31/04                            1.97%                 (0.19%)              82%
Year Ended 12/31/03                            2.04%                 (0.49%)             101%
Year Ended 12/31/02                            1.93%                 (0.58%)              83%
9/10/01** Through 12/31/01^                    1.85%                 (0.50%)              48%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                       INCOME FROM INVESTMENT OPERATIONS:
                                                 ----------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON
                                     NET ASSET             NET      SECURITIES
                                        VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                     BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                     OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DIVERSIFIED FUND
Year Ended 12/31/04              $       12.80            0.08@           0.95             1.03
3/24/03** Through 12/31/03       $       10.77            0.03@           2.07             2.10

EQUITY GROWTH FUND
Year Ended 12/31/04              $       26.98           (0.19)@          1.12             0.93
Year Ended 12/31/03              $       22.56           (0.22)@          4.64             4.42
Year Ended 12/31/02              $       31.64           (0.28)@         (8.80)           (9.08)
2/16/01** Through 12/31/01       $       41.84           (0.37)@         (6.79)           (7.16)

EQUITY INCOME FUND
Year Ended 12/31/04              $       27.93            0.42@           4.28             4.70
Year Ended 12/31/03              $       23.20            0.48@           4.73             5.21
Year Ended 12/31/02              $       30.53            0.13@          (6.71)           (6.58)
2/16/01** Through 12/31/01       $       34.41           (0.05)@         (3.66)           (3.71)

U.S. EQUITY FUND
Year Ended 12/31/04              $        9.95              --t@          0.97             0.97
Year Ended 12/31/03              $        7.58           (0.02)@          2.39             2.37
Year Ended 12/31/02              $       10.44           (0.05)          (2.81)           (2.86)
9/10/01** Through 12/31/01^      $        9.67           (0.01)@          0.80             0.79

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                 --------------------------------------------------------------
                                     DIVIDENDS
                                      FROM NET   DISTRIBUTIONS
                                    INVESTMENT    FROM CAPITAL       RETURN OF            TOTAL
                                        INCOME           GAINS         CAPITAL    DISTRIBUTIONS
DIVERSIFIED FUND
Year Ended 12/31/04                       0.11              --              --             0.11
3/24/03** Through 12/31/03                0.07              --              --             0.07

EQUITY GROWTH FUND
Year Ended 12/31/04                         --              --              --               --
Year Ended 12/31/03                         --              --              --               --
Year Ended 12/31/02                         --              --              --               --
2/16/01** Through 12/31/01                  --            3.04              --             3.04

EQUITY INCOME FUND
Year Ended 12/31/04                       0.46              --              --             0.46
Year Ended 12/31/03                       0.45              --            0.03             0.48
Year Ended 12/31/02                       0.18            0.57              --             0.75
2/16/01** Through 12/31/01                  --            0.17              --             0.17

U.S. EQUITY FUND
Year Ended 12/31/04                       0.02              --              --             0.02
Year Ended 12/31/03                         --t             --              --               --t
Year Ended 12/31/02                         --              --              --               --
9/10/01** Through 12/31/01^                 --            0.02              --             0.02

**   Commencement of offering of class of shares.
 ^   The Fund changed its fiscal year end from May 31 to December 31.
 @   Calculated based upon average shares outstanding.
 t   Amount is less than $.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------          ---------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                            NET ASSETS,                                    NET
                                     NET ASSET                                   END OF                             INVESTMENT
                                    VALUE, END              TOTAL                PERIOD             NET                 INCOME
                                     OF PERIOD             RETURN (1)(a)     (MILLIONS)        EXPENSES                 (LOSS)
DIVERSIFIED FUND
Year Ended 12/31/04              $       13.72               8.10%          $         1            1.93%                  0.65%
3/24/03** Through 12/31/03       $       12.80              19.48%          $         1            1.93%                  0.36%

EQUITY GROWTH FUND
Year Ended 12/31/04              $       27.91               3.45%          $         1            1.98%                 (0.73%)
Year Ended 12/31/03              $       26.98              19.59%          $         1            1.98%                 (0.90%)
Year Ended 12/31/02              $       22.56             (28.70%)         $         1            1.98%                 (0.92%)
2/16/01** Through 12/31/01       $       31.64             (17.17%)         $         2            1.99%                 (1.25%)

EQUITY INCOME FUND
Year Ended 12/31/04              $       32.17              16.96%          $         3            1.75%                  1.42%
Year Ended 12/31/03              $       27.93              22.72%          $         3            1.75%                  1.95%
Year Ended 12/31/02              $       23.20             (21.74%)         $         3            1.75%                  0.48%
2/16/01** Through 12/31/01       $       30.53             (10.76%)         $         4            1.75%                 (0.20%)

U.S. EQUITY FUND
Year Ended 12/31/04              $       10.90               9.74%          $         4            1.75%                  0.04%
Year Ended 12/31/03              $        9.95              31.29%          $         5            1.75%                 (0.20%)
Year Ended 12/31/02              $        7.58             (27.37%)         $         1            1.75%                 (0.42%)
9/10/01** Through 12/31/01^      $       10.44               8.18%          $         1            1.75%                 (0.39%)

                                                 RATIOS/SUPPLEMENTAL DATA:
                               -------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE (a)
DIVERSIFIED FUND
Year Ended 12/31/04                            2.13%                  0.45%              242%
3/24/03** Through 12/31/03                     2.20%                  0.09%              210%

EQUITY GROWTH FUND
Year Ended 12/31/04                            2.67%                 (1.43%)             133%
Year Ended 12/31/03                            2.59%                 (1.51%)              81%
Year Ended 12/31/02                            2.56%                 (1.50%)              50%
2/16/01** Through 12/31/01                     2.10%                 (1.36%)              98%

EQUITY INCOME FUND
Year Ended 12/31/04                            2.34%                  0.83%               37%
Year Ended 12/31/03                            2.43%                  1.27%               17%
Year Ended 12/31/02                            2.41%                 (0.18%)             167%
2/16/01** Through 12/31/01                     2.06%                 (0.51%)               4%

U.S. EQUITY FUND
Year Ended 12/31/04                            1.96%                 (0.17%)              82%
Year Ended 12/31/03                            2.04%                 (0.49%)             101%
Year Ended 12/31/02                            1.93%                 (0.60%)              83%
9/10/01** Through 12/31/01^                    1.85%                 (0.49%)              48%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                 ----------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON
                                     NET ASSET             NET      SECURITIES
                                        VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                     BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                     OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04              $       13.49            0.22            1.28             1.50
Year Ended 12/31/03              $       10.55            0.18            2.92             3.10
Year Ended 12/31/02              $       14.19            0.13@          (3.63)           (3.50)
6/1/01 Through 12/31/01^         $       15.65            0.07@          (1.44)           (1.37)
Year Ended 5/31/01               $       17.54            0.14           (1.89)           (1.75)
Year Ended 5/31/00               $       17.57            0.17            0.81             0.98

DIVERSIFIED FUND
Year Ended 12/31/04              $       12.80            0.25@           0.96             1.21
Year Ended 12/31/03              $       10.76            0.19@           2.07             2.26
Year Ended 12/31/02              $       12.65            0.25@          (1.89)           (1.64)
7/1/01 Through 12/31/01^         $       13.20            0.14@          (0.50)           (0.36)
Year Ended 6/30/01               $       14.93            0.39           (1.38)           (0.99)
Year Ended 6/30/00               $       14.69            0.38            0.61             0.99

U.S. EQUITY FUND
Year Ended 12/31/04              $        9.99            0.12@           0.97             1.09
Year Ended 12/31/03              $        7.61            0.09@           2.38             2.47
Year Ended 12/31/02              $       10.44            0.06           (2.82)           (2.76)
6/1/01 Through 12/31/01^         $       11.12            0.03@          (0.66)           (0.63)
Year Ended 5/31/01               $       12.79            0.08           (0.96)           (0.88)
Year Ended 5/31/00               $       15.08            0.11            0.26             0.37

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                 --------------------------------------------------------------
                                     DIVIDENDS
                                      FROM NET   DISTRIBUTIONS
                                    INVESTMENT    FROM CAPITAL       RETURN OF            TOTAL
                                        INCOME           GAINS         CAPITAL    DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                       0.21              --              --             0.21
Year Ended 12/31/03                       0.16              --              --t            0.16
Year Ended 12/31/02                       0.14              --              --             0.14
6/1/01 Through 12/31/01^                  0.09              --              --             0.09
Year Ended 5/31/01                        0.14              --              --             0.14
Year Ended 5/31/00                        0.18            0.83              --             1.01

DIVERSIFIED FUND
Year Ended 12/31/04                       0.27              --              --             0.27
Year Ended 12/31/03                       0.22              --              --             0.22
Year Ended 12/31/02                       0.25              --              --             0.25
7/1/01 Through 12/31/01^                  0.19              --              --             0.19
Year Ended 6/30/01                        0.38            0.36              --             0.74
Year Ended 6/30/00                        0.27            0.48              --             0.75

U.S. EQUITY FUND
Year Ended 12/31/04                       0.11              --              --             0.11
Year Ended 12/31/03                       0.09              --              --             0.09
Year Ended 12/31/02                       0.07              --              --             0.07
6/1/01 Through 12/31/01^                  0.03            0.02              --             0.05
Year Ended 5/31/01                        0.08            0.71              --             0.79
Year Ended 5/31/00                        0.11            2.55              --             2.66

  * Prior to September 10, 2001, DF invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.
  ^  The Fund changed its fiscal year end to December 31.
  @  Calculated based upon average shares outstanding.
  t  Amount rounds to less than $.005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------          ---------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                            NET ASSETS,                                    NET
                                     NET ASSET                                   END OF                             INVESTMENT
                                    VALUE, END              TOTAL                PERIOD             NET                 INCOME
                                     OF PERIOD             RETURN (1)(a)     (MILLIONS)        EXPENSES                 (LOSS)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04              $       14.78              11.23%          $       342            0.45%                  1.52%
Year Ended 12/31/03              $       13.49              29.60%          $       418            0.45%                  1.24%
Year Ended 12/31/02              $       10.55             (24.76%)         $       924            0.45%                  1.09%
6/1/01 Through 12/31/01^         $       14.19              (8.73%)         $     1,162            0.45%                  0.86%
Year Ended 5/31/01               $       15.65              (9.99%)         $     1,210            0.45%                  0.85%
Year Ended 5/31/00               $       17.54               5.54%          $     1,476            0.45%                  1.04%

DIVERSIFIED FUND
Year Ended 12/31/04              $       13.74               9.55%          $       259            0.65%                  1.90%
Year Ended 12/31/03              $       12.80              21.20%          $       281            0.65%                  1.68%
Year Ended 12/31/02              $       10.76             (13.00%)         $       255            0.65%                  1.98%
7/1/01 Through 12/31/01^         $       12.65              (2.71%)         $       505            0.65%                  2.21%
Year Ended 6/30/01               $       13.20              (6.69%)         $       582            0.65%                  2.75%
Year Ended 6/30/00               $       14.93               6.88%          $       622            0.65%                  2.48%

U.S. EQUITY FUND
Year Ended 12/31/04              $       10.97              10.96%          $        64            0.64%                  1.20%
Year Ended 12/31/03              $        9.99              32.63%          $        76            0.64%                  0.91%
Year Ended 12/31/02              $        7.61             (26.50%)         $        79            0.64%                  0.74%
6/1/01 Through 12/31/01^         $       10.44              (5.63%)         $        90            0.65%                  0.55%
Year Ended 5/31/01               $       11.12              (6.99%)         $       151            0.62%                  0.57%
Year Ended 5/31/00               $       12.79               2.45%          $       241            0.60%                  0.76%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)         PORTFOLIO
                                    WITHOUT WAIVERS        WITHOUT WAIVERS          TURNOVER
                                 AND REIMBURSEMENTS     AND REIMBURSEMENTS              RATE (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                            0.60%                  1.37%               49%
Year Ended 12/31/03                            0.60%                  1.09%               77%
Year Ended 12/31/02                            0.65%                  0.89%               74%
6/1/01 Through 12/31/01^                       0.60%                  0.71%               33%~
Year Ended 5/31/01                             0.55%                  0.75%               72%~
Year Ended 5/31/00                             0.55%                  0.94%               56%~

DIVERSIFIED FUND
Year Ended 12/31/04                            0.94%                  1.61%              242%
Year Ended 12/31/03                            0.93%                  1.40%              210%
Year Ended 12/31/02                            0.91%                  1.72%              232%
7/1/01 Through 12/31/01^                       0.87%                  1.99%              107%*
Year Ended 6/30/01                             0.83%                  2.57%              185%*
Year Ended 6/30/00                             0.80%                  2.33%              217%*

U.S. EQUITY FUND
Year Ended 12/31/04                            0.74%                  1.10%               82%
Year Ended 12/31/03                            0.76%                  0.79%              101%
Year Ended 12/31/02                            0.77%                  0.61%               83%
6/1/01 Through 12/31/01^                       0.70%                  0.50%               48%+
Year Ended 5/31/01                             0.64%                  0.55%               81%+
Year Ended 5/31/00                             0.63%                  0.73%               89%+

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
  + Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                 ----------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON
                                     NET ASSET             NET      SECURITIES
                                        VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                     BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                     OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DISCIPLINED EQUITY FUND+
Year Ended 12/31/04              $       13.51            0.18            1.30             1.48
Year Ended 12/31/03              $       10.55            0.11            2.98             3.09
Year Ended 12/31/02              $       14.19            0.10@          (3.64)           (3.54)
6/1/01 Through 12/31/01^         $       15.70            0.05@          (1.44)           (1.39)
Year Ended 5/31/01               $       17.85            0.09           (1.94)           (1.85)
Year Ended 5/31/00               $       17.42            0.12            0.78             0.90

DIVERSIFIED FUND+
Year Ended 12/31/04              $       12.81            0.22@           0.96             1.18
Year Ended 12/31/03              $       10.76            0.16@           2.07             2.23
Year Ended 12/31/02              $       12.65            0.20@          (1.87)           (1.67)
7/1/01 Through 12/31/01^         $       13.36            0.13@          (0.52)           (0.39)
Year Ended 6/30/01               $       15.15            0.35           (1.41)           (1.06)
Year Ended 6/30/00               $       14.92            0.33            0.63             0.96

EQUITY GROWTH FUND
Year Ended 12/31/04              $       27.99            0.05@           1.20             1.25
Year Ended 12/31/03              $       23.18            0.02@           4.79             4.81
Year Ended 12/31/02              $       32.21            0.02@          (9.05)           (9.03)
Year Ended 12/31/01              $       43.44           (0.10)@         (8.09)           (8.19)
Year Ended 12/31/00              $       68.09           (0.26)@        (16.22)          (16.48)

EQUITY INCOME FUND
Year Ended 12/31/04              $       27.97            0.68@           4.28             4.96
Year Ended 12/31/03              $       23.26            0.69@           4.74             5.43
Year Ended 12/31/02              $       30.57            0.35@          (6.72)           (6.37)
Year Ended 12/31/01              $       35.33            0.22@          (4.62)           (4.40)
Year Ended 12/31/00              $       49.80            0.29@          (2.66)           (2.37)

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                 --------------------------------------------------------------
                                     DIVIDENDS
                                      FROM NET   DISTRIBUTIONS
                                    INVESTMENT    FROM CAPITAL       RETURN OF            TOTAL
                                        INCOME           GAINS         CAPITAL    DISTRIBUTIONS
DISCIPLINED EQUITY FUND+
Year Ended 12/31/04                       0.19              --              --             0.19
Year Ended 12/31/03                       0.13              --              --             0.13
Year Ended 12/31/02                       0.10              --              --             0.10
6/1/01 Through 12/31/01^                  0.12              --              --             0.12
Year Ended 5/31/01                        0.11            0.19              --             0.30
Year Ended 5/31/00                        0.12            0.35              --             0.47

DIVERSIFIED FUND+
Year Ended 12/31/04                       0.24              --              --             0.24
Year Ended 12/31/03                       0.18              --              --             0.18
Year Ended 12/31/02                       0.22              --              --             0.22
7/1/01 Through 12/31/01^                  0.32              --              --             0.32
Year Ended 6/30/01                        0.35            0.38              --             0.73
Year Ended 6/30/00                        0.24            0.49              --             0.73

EQUITY GROWTH FUND
Year Ended 12/31/04                         --              --              --               --
Year Ended 12/31/03                         --              --              --               --
Year Ended 12/31/02                         --              --              --               --
Year Ended 12/31/01                         --            3.04              --             3.04
Year Ended 12/31/00                         --            8.17              --             8.17

EQUITY INCOME FUND
Year Ended 12/31/04                       0.69              --              --             0.69
Year Ended 12/31/03                       0.69              --            0.03             0.72
Year Ended 12/31/02                       0.37            0.57              --             0.94
Year Ended 12/31/01                       0.19            0.17              --             0.36
Year Ended 12/31/00                       0.29           11.81              --            12.10

  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorginization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------          ---------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                            NET ASSETS,                                    NET
                                     NET ASSET                                   END OF                             INVESTMENT
                                    VALUE, END              TOTAL                PERIOD             NET                 INCOME
                                     OF PERIOD             RETURN (a)        (MILLIONS)        EXPENSES                 (LOSS)
DISCIPLINED EQUITY FUND+
Year Ended 12/31/04              $       14.80              11.03%          $        79            0.63%                  1.37%
Year Ended 12/31/03              $       13.51              29.45%          $        78            0.67%                  1.02%
Year Ended 12/31/02              $       10.55             (24.98%)         $        65            0.73%                  0.77%
6/1/01 Through 12/31/01^         $       14.19              (8.88%)         $       132            0.72%                  0.56%
Year Ended 5/31/01               $       15.70             (10.43%)         $       128            0.77%                  0.53%
Year Ended 5/31/00               $       17.85               5.19%          $       160            0.75%                  0.76%

DIVERSIFIED FUND+
Year Ended 12/31/04              $       13.75               9.28%          $       137            0.91%                  1.65%
Year Ended 12/31/03              $       12.81              20.90%          $       140            0.91%                  1.42%
Year Ended 12/31/02              $       10.76             (13.22%)         $       270            0.91%                  1.72%
7/1/01 Through 12/31/01^         $       12.65              (2.90%)         $       343            0.93%                  1.96%
Year Ended 6/30/01               $       13.36              (7.01%)         $       360            0.98%                  2.42%
Year Ended 6/30/00               $       15.15               6.61%          $       359            0.96%                  2.19%

EQUITY GROWTH FUND
Year Ended 12/31/04              $       29.24               4.47%          $        28            1.00%                  0.18%
Year Ended 12/31/03              $       27.99              20.75%          $        40            1.00%                  0.07%
Year Ended 12/31/02              $       23.18             (28.03%)         $        40            1.00%                  0.06%
Year Ended 12/31/01              $       32.21             (18.86%)         $        86            1.00%                 (0.28%)
Year Ended 12/31/00              $       43.44             (23.65%)         $       179            1.00%                 (0.40%)

EQUITY INCOME FUND
Year Ended 12/31/04              $       32.24              17.95%          $        34            0.90%                  2.30%
Year Ended 12/31/03              $       27.97              23.76%          $        40            0.90%                  2.80%
Year Ended 12/31/02              $       23.26             (21.06%)         $        41            0.90%                  1.30%
Year Ended 12/31/01              $       30.57             (12.43%)         $        68            0.92%                  0.69%
Year Ended 12/31/00              $       35.33              (3.85%)         $        97            1.00%                  0.59%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)         PORTFOLIO
                                    WITHOUT WAIVERS        WITHOUT WAIVERS          TURNOVER
                                 AND REIMBURSEMENTS     AND REIMBURSEMENTS              RATE (a)
DISCIPLINED EQUITY FUND+
Year Ended 12/31/04                            0.78%                  1.22%               49%
Year Ended 12/31/03                            0.80%                  0.89%               77%
Year Ended 12/31/02                            0.84%                  0.66%               74%
6/1/01 Through 12/31/01^                       0.77%                  0.51%               33%~
Year Ended 5/31/01                             0.77%                  0.53%               72%~
Year Ended 5/31/00                             0.78%                  0.73%               56%~

DIVERSIFIED FUND+
Year Ended 12/31/04                            1.11%                  1.45%              242%
Year Ended 12/31/03                            1.09%                  1.24%              210%
Year Ended 12/31/02                            1.08%                  1.55%              232%
7/1/01 Through 12/31/01^                       1.03%                  1.86%              107%**
Year Ended 6/30/01                             1.01%                  2.39%              185%**
Year Ended 6/30/00                             0.98%                  2.17%              217%**

EQUITY GROWTH FUND
Year Ended 12/31/04                            1.29%                 (0.10%)             133%
Year Ended 12/31/03                            1.20%                 (0.13%)              81%
Year Ended 12/31/02                            1.15%                 (0.09%)              50%
Year Ended 12/31/01                            1.05%                 (0.33%)              98%*
Year Ended 12/31/00                            1.02%                 (0.42%)              58%*

EQUITY INCOME FUND
Year Ended 12/31/04                            1.16%                  2.04%               37%
Year Ended 12/31/03                            1.10%                  2.60%               17%
Year Ended 12/31/02                            1.07%                  1.13%              167%
Year Ended 12/31/01                            0.98%                  0.63%                4%
Year Ended 12/31/00                            1.03%                  0.56%               15%

 ~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
 * Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
** Prior to September 10, 2001, DF invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                      INCOME FROM INVESTMENT OPERATIONS:
                                                 ----------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON
                                     NET ASSET             NET      SECURITIES
                                        VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                     BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                     OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
U.S. EQUITY FUND++
Year Ended 12/31/04              $        9.99            0.11@           0.97             1.08
Year Ended 12/31/03              $        7.61            0.07@           2.39             2.46
Year Ended 12/31/02              $       10.44            0.05           (2.83)           (2.78)
6/1/01 Through 12/31/01^         $       11.21            0.03@          (0.68)           (0.65)
Year Ended 5/31/01               $       12.66            0.05           (0.94)           (0.89)
Year Ended 5/31/00               $       14.62            0.09            0.24             0.33

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                 --------------------------------------------------------------
                                     DIVIDENDS
                                      FROM NET   DISTRIBUTIONS
                                    INVESTMENT    FROM CAPITAL       RETURN OF            TOTAL
                                        INCOME           GAINS         CAPITAL    DISTRIBUTIONS
U.S. EQUITY FUND++
Year Ended 12/31/04                       0.10              --              --             0.10
Year Ended 12/31/03                       0.08              --              --             0.08
Year Ended 12/31/02                       0.05              --              --             0.05
6/1/01 Through 12/31/01^                  0.04            0.08              --             0.12
Year Ended 5/31/01                        0.05            0.51              --             0.56
Year Ended 5/31/00                        0.09            2.20              --             2.29

++ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization as described in
     Note 2. Prior periods have been restated to reflect the split.
 ^   The Fund changed its fiscal year end from May 31 to December 31.
 @   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------          ---------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                            NET ASSETS,                                    NET
                                     NET ASSET                                   END OF                             INVESTMENT
                                    VALUE, END              TOTAL                PERIOD             NET                 INCOME
                                     OF PERIOD             RETURN (a)        (MILLIONS)        EXPENSES                 (LOSS)
U.S. EQUITY FUND++
Year Ended 12/31/04              $       10.97              10.80%          $       340            0.79%                  1.04%
Year Ended 12/31/03              $        9.99              32.42%          $       312            0.79%                  0.76%
Year Ended 12/31/02              $        7.61             (26.62%)         $       225            0.79%                  0.57%
6/1/01 Through 12/31/01^         $       10.44              (5.76%)         $       348            0.79%                  0.44%
Year Ended 5/31/01               $       11.21              (7.10%)         $       312            0.79%                  0.41%
Year Ended 5/31/00               $       12.66               2.20%          $       387            0.78%                  0.59%

                                                 RATIOS/SUPPLEMENTAL DATA:
                               -------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,         PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS          TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS              RATE (a)
U.S. EQUITY FUND++
Year Ended 12/31/04                            0.90%                  0.93%               82%
Year Ended 12/31/03                            0.92%                  0.63%              101%
Year Ended 12/31/02                            0.92%                  0.44%               83%
6/1/01 Through 12/31/01^                       0.85%                  0.38%               48%*
Year Ended 5/31/01                             0.79%                  0.41%               81%*
Year Ended 5/31/00                             0.78%                  0.59%               89%*

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  * Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio (USEP). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

ULTRA

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS:
                                                 ----------------------------------------------
                                                                     NET GAINS
                                                                  OR LOSSES ON
                                     NET ASSET             NET      SECURITIES
                                        VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                     BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                     OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04              $       13.50            0.22            1.30             1.52
3/24/03** Through 12/31/03       $       10.77            0.12            2.75             2.87

                                                PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                 --------------------------------------------------------------
                                     DIVIDENDS
                                      FROM NET   DISTRIBUTIONS
                                    INVESTMENT    FROM CAPITAL       RETURN OF            TOTAL
                                        INCOME           GAINS         CAPITAL    DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                       0.23              --              --             0.23
3/24/03** Through 12/31/03                0.14              --              --(t)          0.14

 **   Commencement of offering of class of shares.
(t)   Amount rounds to less than $.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------          ---------------------------------------------------
                                                                                               RATIOS TO AVERAGE NET ASSETS: #
                                                                                               -------------------------------
                                                                            NET ASSETS,                                    NET
                                     NET ASSET                                   END OF                             INVESTMENT
                                    VALUE, END              TOTAL                PERIOD             NET                 INCOME
                                     OF PERIOD             RETURN (a)        (MILLIONS)        EXPENSES                 (LOSS)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04              $       14.79              11.33%          $       103            0.35%                  1.59%
3/24/03** Through 12/31/03       $       13.50              26.75%          $       108            0.35%                  1.28%

                                                 RATIOS/SUPPLEMENTAL DATA:
                                 -----------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)         PORTFOLIO
                                    WITHOUT WAIVERS        WITHOUT WAIVERS          TURNOVER
                                 AND REIMBURSEMENTS     AND REIMBURSEMENTS              RATE (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                            0.55%                  1.39%               49%
3/24/03** Through 12/31/03                     0.54%                  1.09%               77%

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Trustees and Shareholders of
J.P. Morgan Institutional Funds and
J.P. Morgan Mutual Fund Investment Trust


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund and JPMorgan U.S. Equity Fund (separate portfolios of J.P. Morgan Institutional Funds) and JPMorgan Equity Growth Fund and JPMorgan Equity Income Fund (separate portfolios of J.P. Morgan Mutual Fund Investment Trust), (hereafter collectively referred to as the "Funds"), at December 31, 2004, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

SCHEDULE OF SHAREHOLDER EXPENSES
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2004, and continued to hold your shares at the end of the reporting period, December 31, 2004.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                  EXPENSES PAID
                                            BEGINNING               ENDING        DURING PERIOD
                                       ACCOUNT VALUE,       ACCOUNT VALUE,            JULY 1 TO        ANNUALIZED
                                         JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004*     EXPENSE RATIO
DISCIPLINED EQUITY FUND

CLASS A
    Actual period return              $         1,000   $            1,075   $             4.96              0.95%
    Hypothetical                      $         1,000   $            1,020   $             4.82              0.95%
INSTITUTIONAL
    Actual period return              $         1,000   $            1,077   $             2.35              0.45%
    Hypothetical                      $         1,000   $            1,023   $             2.29              0.45%
SELECT
    Actual period return              $         1,000   $            1,077   $             3.29              0.63%
    Hypothetical                      $         1,000   $            1,022   $             3.20              0.63%
ULTRA
    Actual period return              $         1,000   $            1,079   $             1.83              0.35%
    Hypothetical                      $         1,000   $            1,023   $             1.78              0.35%

DIVERSIFIED FUND

CLASS A
    Actual period return              $         1,000   $            1,074   $             6.52              1.25%
    Hypothetical                      $         1,000   $            1,019   $             6.34              1.25%
CLASS B
    Actual period return              $         1,000   $            1,070   $            10.04              1.93%
    Hypothetical                      $         1,000   $            1,015   $             9.78              1.93%
CLASS C
    Actual period return              $         1,000   $            1,070   $            10.04              1.93%
    Hypothetical                      $         1,000   $            1,015   $             9.78              1.93%
INSTITUTIONAL
    Actual period return              $         1,000   $            1,077   $             3.39              0.65%
    Hypothetical                      $         1,000   $            1,022   $             3.30              0.65%
SELECT
    Actual period return              $         1,000   $            1,075   $             4.75              0.91%
    Hypothetical                      $         1,000   $            1,020   $             4.62              0.91%

                                                                                  EXPENSES PAID
                                            BEGINNING               ENDING        DURING PERIOD
                                       ACCOUNT VALUE,       ACCOUNT VALUE,            JULY 1 TO        ANNUALIZED
                                         JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004*     EXPENSE RATIO
EQUITY GROWTH FUND

CLASS A
    Actual period return              $         1,000   $            1,018   $             6.34              1.25%
    Hypothetical                      $         1,000   $            1,019   $             6.34              1.25%
CLASS B
    Actual period return              $         1,000   $            1,015   $            10.03              1.98%
    Hypothetical                      $         1,000   $            1,015   $            10.03              1.98%
CLASS C
    Actual period return              $         1,000   $            1,015   $            10.03              1.98%
    Hypothetical                      $         1,000   $            1,015   $            10.03              1.98%
SELECT
    Actual period return              $         1,000   $            1,020   $             5.08              1.00%
    Hypothetical                      $         1,000   $            1,020   $             5.08              1.00%

EQUITY INCOME FUND

CLASS A
    Actual period return              $         1,000   $            1,124   $             6.67              1.25%
    Hypothetical                      $         1,000   $            1,019   $             6.34              1.25%
CLASS B
    Actual period return              $         1,000   $            1,121   $             9.33              1.75%
    Hypothetical                      $         1,000   $            1,016   $             8.87              1.75%
CLASS C
    Actual period return              $         1,000   $            1,121   $             9.33              1.75%
    Hypothetical                      $         1,000   $            1,016   $             8.87              1.75%
SELECT
    Actual period return              $         1,000   $            1,126   $             4.81              0.90%
    Hypothetical                      $         1,000   $            1,021   $             4.57              0.90%

                                                                                  EXPENSES PAID
                                            BEGINNING               ENDING        DURING PERIOD
                                       ACCOUNT VALUE,       ACCOUNT VALUE,            JULY 1 TO        ANNUALIZED
                                         JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004*     EXPENSE RATIO
U.S. EQUITY FUND

CLASS A
    Actual period return              $         1,000   $            1,070   $             5.46              1.05%
    Hypothetical                      $         1,000   $            1,020   $             5.33              1.05%
CLASS B
    Actual period return              $         1,000   $            1,066   $             9.09              1.75%
    Hypothetical                      $         1,000   $            1,016   $             8.87              1.75%
CLASS C
    Actual period return              $         1,000   $            1,066   $             9.09              1.75%
    Hypothetical                      $         1,000   $            1,016   $             8.87              1.75%
INSTITUTIONAL
    Actual period return              $         1,000   $            1,072   $             3.33              0.64%
    Hypothetical                      $         1,000   $            1,022   $             3.25              0.64%
SELECT
    Actual period return              $         1,000   $            1,072   $             4.11              0.79%
    Hypothetical                      $         1,000   $            1,021   $             4.01              0.79%

* Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                                NUMBER OF
NAME (YEAR OF BIRTH);                                                           PORTFOLIOS IN FUND
POSITIONS WITH               PRINCIPAL OCCUPATIONS                              COMPLEX OVERSEEN    OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)            DURING PAST 5 YEARS                                BY TRUSTEE(1)       OUTSIDE FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong         Retired; Vice President & Treasurer of Ingersoll-  110                 None.
(1941); Trustee of Trusts    Rand Company (manufacturer of industrial
since 1997; Trustee of       equipment) (1972-2000).
Predecessor Funds since
1987.

Roland R. Eppley, Jr.        Retired; President & Chief Executive Officer,      110                 Director, Janel Hydro, Inc.
(1932); Trustee of Trusts    Eastern States Bankcard (1971-1988).                                   (automotive) (1993-present).
since 1997; Trustee of
Predecessor Funds since
1989.

John F. Finn                 President and Chief Executive Officer of Gardner,  110                 Director, Cardinal Health, Inc
(1947); Trustee of Trusts    Inc. (wholesale distributor to outdoor power                           (CAH) (1994-present).
since 2005.                  equipment industry) (1979-present).

Dr. Matthew Goldstein        Chancellor of the City University of New York      110                 Trustee of Bronx-Lebanon
(1941); Trustee of Trusts    (1999-present); President, Adelphi University                          Hospital Center (1992-present);
since 2003; Trustee of       (New York) (1998-1999).                                                Director of New Plan Excel
Predecessor Funds since                                                                             Realty Trust, Inc. (real estate
2003.                                                                                               investment trust)
                                                                                                    (2000-present); Director of
                                                                                                    Lincoln Center Institute for the
                                                                                                    Arts in Education
                                                                                                    (1999-present).

Robert J. Higgins (1945);    Retired; Director of Administration of the State   110                 Director of Providian Financial
Trustee of Trusts since      of Rhode Island (2003-2004); President -                               Corp. (banking) (2002-present).
2002; Trustee of             Consumer Banking and Investment Services,
Predecessor Funds since      Fleet Boston Financial (1971-2001).
2002.

Peter C. Marshall            Self-employed business consultant (2002-           110                 None.
(1942); Trustee of Trusts    present); Senior Vice President, W.D. Hoard, Inc.
since 2005.                  (corporate parent of DCI Marketing, Inc.)
                             (2000-2002); President, DCI Marketing, Inc.
                             (1992-2000).

Marilyn McCoy                Vice President of Administration and Planning,     110                 Director, Mather LifeWays
(1948); Trustee of Trusts    Northwestern University (1985-present).                                (1994-present); Director,
Since 2005.                                                                                         Carleton College (2003-present).

William G. Morton, Jr.       Retired; Chairman Emeritus (2001-2002), and        110                 Director of Radio Shack
(1937); Trustee of Trusts    Chairman and Chief Executive Officer, Boston                           Corporation (electronics)
since 2003; Trustee of       Stock Exchange (1985- 2001).                                           (1987-present); Director of The
Predecessor Funds since                                                                             National Football Foundation and
2003.                                                                                               College Hall of Fame
                                                                                                    (1994-present); Trustee of the
                                                                                                    Berklee College of Music
                                                                                                    (1998-present); Trustee of the
                                                                                                    Stratton Mountain School
                                                                                                    (2001-present).

                                                                                NUMBER OF
NAME (YEAR OF BIRTH);                                                           PORTFOLIOS IN FUND
POSITIONS WITH               PRINCIPAL OCCUPATIONS                              COMPLEX OVERSEEN    OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)            DURING PAST 5 YEARS                                BY TRUSTEE(1)       OUTSIDE FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Robert A. Oden, Jr.          President, Carleton College (2002-present);        110                 Director, American University in
(1946); Trustee of Trusts    President, Kenyon College (1995-2002).                                 Cairo.
since 2005.

Fergus Reid, III             Chairman of Lumelite Corporation (plastics         110                 Trustee of Morgan Stanley Funds
(1932); Trustee of Trusts    manufacturing) (2003-present); Chairman and                            (209 portfolios) (1995-present).
(Chairman) since 1997;       CEO of Lumelite Corporation (1985-2002).
Trustee (Chairman) of
Predecessor Funds since
1987.

Frederick W. Ruebeck         Advisor, Jerome P. Green & Associates, LLC         110                 Director, AMS Group
(1939); Trustee of Trusts    (broker-dealer) (2002-present); Endowment                              (2001-present); Director, Wabash
since 2005.                  Fund Manager, Wabash College (2004-present);                           College (1988-present); Trustee,
                             self-employed consultant (January 2000 to                              Seabury-Western Theology
                             present); Director of Investments, Eli Lilly and                       Seminary (1993-present);
                             Company (1988-1999).                                                   Director, Indianapolis Symphony
                                                                                                    Foundation (1994-present).

James J. Schonbachler        Retired; Managing Director of Bankers Trust        110                 None.
(1943); Trustee of Trusts    Company (financial services) (1968-1998).
since 2001; Trustee of
Predecessor Funds since
2001.

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*    Retired; Chief Executive Officer of Chase Mutual   110                 None.
(1935); Trustee of Trusts    Funds (investment company) (1989-1998);
since 1998; Trustee of       President & Chief Executive Officer of Vista
Predecessor Funds since      Capital Management (investment management)
1998.                        (1990-1998); Chief Investment Executive of
                             Chase Manhattan Private Bank (investment
                             management) (1990-1998).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of February 19, 2005.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH          PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
OFFICERS

George C.W. Gatch            Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds. An employee
(1962), President (2001)     since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business.
                             He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan,
                             Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young              Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group Mutual Funds from
(1963), Senior Vice          November 2001 until present. From October 1999 to present, Vice President and Treasurer, One
President (2004)**           Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer
                             Services, Inc.

Patricia A. Maleski          Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds Administration
(1960), Vice President       and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice
and Chief Administrative     President of Finance for the Pierpont Group, Inc., a service provider to the Board of
Officer (2004)               Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey          Director of Mutual Fund Administration, One Group Administrative Services, since 2004;
(1969), Treasurer            Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.) from 2003 to
(2004)**                     2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial
                             Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham            Vice President and Assistant General Counsel, JPMIM since 2004; Vice President (Legal Advisory)
(1959), Secretary (2005)     of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with
                             Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin           From 2004 to present, Senior Counsel, JPMorgan Chase& Co.; Assistant General Counsel and
(1964), Assistant            Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to
Secretary (2004)**           2004.

Jessica K. Ditullio          Various attorney positions for Bank One Corporation (now known as JPMorgan Chase & Co.)
(1962), Assistant            since 1990.
Secretary (2004)**

Nancy E. Fields              From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative
(1949), Assistant            Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From
Secretary (2004)**           July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation.

Avery P. Maher               Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice President and
(1945), Assistant            Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.
Secretary (2004)

Alaina V. Metz (1967),       Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary
(2001)*

Suzanne E. Cioffi            Vice President, JPMIM, responsible for mutual fund financial reporting. During the past five
(1967), Assistant            years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion
Treasurer (2005)             projects for JPMIM.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH          PRINCIPAL OCCUPATIONS
THE FUNDS (SINCE)            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

Christopher D. Walsh         Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual fund
(1965), Assistant            administration and vendor relationships within the mutual funds, commingled/ERISA funds,
Treasurer (2004)             3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Stephen M. Ungerman          Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles. Prior to
(1953), Chief Compliance     joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in Prudential Financial's
Officer (2004)               asset management business, including Associate General Counsel, Tax Director and Co-head of
                             Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

 *   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

TAX LETTER (UNAUDITED)

JPMORGAN DISCIPLINED EQUITY FUND ("DEF")
JPMORGAN DIVERSIFIED FUND ("DF")
JPMORGAN EQUITY GROWTH FUND ("EGF")
JPMORGAN EQUITY INCOME FUND ("EIF")
JPMORGAN U.S. EQUITY FUND ("USEF")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2004. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2004. The information necessary to complete your income tax returns for the calendar year ending December 31, 2004 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the dividends received deduction and the dollar amount of long-term capital gains distributed by the Funds for the fiscal year ended December 31, 2004.

                                        DIVIDENDS                LONG-TERM
                                         RECEIVED            CAPITAL GAINS
                                        DEDUCTION             DISTRIBUTION
FUND
DEF                                       100.00%                    $  --
DF                                         49.12%                       --
EGF                                         0.00%                       --
EIF                                       100.00%                       --
USEF                                      100.00%                       --

For the fiscal year ended December 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the fiscal year ended December 31, 2004, the following represents the percentage of ordinary income distributions treated as qualified dividends:

                                                             PERCENTAGE OF
                                                             DISTRIBUTIONS
FUND
DEF                                                                 100.00%
DF                                                                   58.23%
EGF                                                                   0.00%
EIF                                                                 100.00%
USEF                                                                100.00%

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Institutional Funds ("JPMIF") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of JPMIF approved the election of each Trustee by the following votes:

                                                    AFFIRMATIVE          NEGATIVE
William J. Armstrong                              2,570,614,090        22,720,763
Roland E. Eppley, Jr.                             2,570,399,817        22,935,037
John F. Finn                                      2,569,881,278        23,453,575
Dr. Matthew Goldstein                             2,570,332,886        23,001,967
Robert J. Higgins                                 2,569,489,951        23,844,902
Peter C. Marshall                                 2,569,718,781        23,616,072
Marilyn McCoy                                     2,569,796,782        23,538,071
William G. Morton, Jr.                            2,569,572,614        23,762,240
Robert A. Oden, Jr.                               2,569,148,888        24,185,965
Fergus Reid, III                                  2,570,290,303        23,044,550
Frederick W. Ruebeck                              2,569,687,035        23,647,818
James J. Schonbachler                             2,570,727,808        22,607,045
Leonard M. Spalding, Jr.                          2,570,279,217        23,055,636

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                   BROKER
                                                         FOR        AGAINST        ABSTAIN      NON-VOTES
JPMorgan Disciplined Equity Fund                 233,757,925        729,523        962,997     27,824,372
JPMorgan Diversified Fund                        174,472,669      1,303,645      3,383,577     47,115,560
JPMorgan U.S. Equity Fund                        212,764,261      2,316,943      6,567,121     31,919,597

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:

To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMMFIT approved the election of each Trustee by the following votes:

                                                    AFFIRMATIVE          NEGATIVE
William J. Armstrong                                 11,248,428         1,372,878
Roland E. Eppley, Jr.                                11,235,653         1,385,652
John F. Finn                                         11,255,712         1,365,593
Dr. Matthew Goldstein                                11,245,604         1,375,701
Robert J. Higgins                                    11,248,938         1,372,367
Peter C. Marshall                                    11,256,725         1,364,581
Marilyn McCoy                                        11,254,126         1,367,180
William G. Morton, Jr.                               11,232,157         1,389,148
Robert A. Oden, Jr.                                  11,259,077         1,362,229
Fergus Reid, III                                     11,246,607         1,374,698
Frederick W. Ruebeck                                 11,247,097         1,374,209
James J. Schonbachler                                11,252,232         1,369,074
Leonard M. Spalding, Jr.                             11,241,447         1,379,858

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                   BROKER
                                                         FOR        AGAINST        ABSTAIN      NON-VOTES
JPMorgan Equity Growth Fund                        1,000,156         12,390         29,129         91,027
JPMorgan Equity Income Fund                        1,248,201         13,908         24,332        338,742

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Funds approved the proposal by the following votes:

                                                                                                   BROKER
                                                         FOR        AGAINST        ABSTAIN      NON-VOTES
JPMorgan Equity Growth Fund                        1,000,511         13,297         27,866         91,027
JPMorgan Equity Income Fund                        1,228,725         30,546         27,170        338,742

To approve or disapprove the Agreement and Plan of Reorganization of JPMorgan Equity Growth Fund into One Group Large Cap Growth Fund and the Agreement and Plan of Reorganization of JPMorgan Equity Income Fund into the One Group Equity Income Fund. A majority of the shareholders of the following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                   BROKER
                                                         FOR        AGAINST        ABSTAIN      NON-VOTES
JPMorgan Equity Growth Fund                          998,125         20,420         23,130         91,027
JPMorgan Equity Income Fund                        1,246,409         17,002         23,030        338,742

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorgan.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
      6112 W. 73rd Street                                         U.S. POSTAGE
     Bedford Park, IL 60638                                           PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) JPMorgan Chase & Co. 2004 All rights reserved. February 2005.    AN-LCE-1204

ANNUAL REPORT DECEMBER 31, 2004

JPMORGAN FUNDS

U.S. EQUITY MID/SMALL CAP FUNDS

DYNAMIC SMALL CAP FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN ASSET MANAGEMENT LOGO]

JPMORGAN ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial professional to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                        1

Fund Commentaries:                        3

Dynamic Small Cap Fund                    3

Mid Cap Equity Fund                       6

Mid Cap Growth Fund                       9

Mid Cap Value Fund                       12

Small Cap Equity Fund                    15

Small Cap Growth Fund                    18

Trust Small Cap Equity                   21

U.S. Small Company Fund                  24

U.S. Small Company
Opportunities Fund                       27

Portfolios of Investments                30

Financial Statements                     76

Notes to Financial Statements            93

Financial Highlights                    124


IMPORTANT FUND FAMILY UPDATE

As shareholders of the JPMorgan Funds, we hope you share our enthusiasm regarding our 'new' fund family resulting from the successful integration of the former JPMorgan Funds and One Group Funds, effective February 19, 2005. Over the next few weeks and months, you will be hearing more about our integration, and our newly combined fund family. As we continue to integrate the two organizations our dedication to our investors remains steadfast.

HIGHLIGHTS

-  Year-end rally boosts returns
-  Economic news positive
-  Stock selection opportunities in premium growth companies

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

JPMORGAN
  U.S. MID AND SMALL CAP EQUITY FUNDS

PRESIDENT'S LETTER   JANUARY 19, 2005

[PHOTO OF GEORGE C.W. GATCH]

"DURING 2004, THE EQUITY MARKET ACHIEVED ALMOST ALL OF ITS GAINS IN THE FINAL QUARTER."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan U.S. Mid and Small Cap Equity Funds. Inside, you'll find information detailing the performance of the Funds for the year ended December 31, 2004, along with reports from the Portfolio Managers.

YEAR-END RALLY BRINGS 2004 TO POSITIVE CLOSE

During 2004, the equity market achieved almost all of its gains in the final quarter. This was a year in which equities made nervous progress. After starting the year on a rising trend, and then retrenching during the spring and summer, equities climbed from October onward in an exceptionally robust year-end rally. The broad-based S&P 500 Index rose by 9.2% in the quarter, lifting full-year 2004 gains to 10.9%.

At the beginning of the year, a scenario of solid economic growth, accelerating corporate earnings and low inflation supported the market's progress. By spring, however, rising oil prices began to raise concerns that the economic recovery might not be sustained. In the summer, a patch of weak economic growth, a further rise in oil prices, and rising short-term rates stoked investors' fears. But in the fourth quarter, doubts were put aside as oil prices fell, the economy rebounded and the presidential election reached a clear conclusion.

SMALL-CAP STOCKS OUTPERFORM

Small-capitalization stocks were the best performers among U.S. equities, continuing a five-year pattern of outperformance. During 2004, the Russell 2000 Index rose 18.3%, rallying 14.1% in the fourth quarter alone. To an extent, this represents a reversion to the mean after small caps became extremely undervalued compared to large caps in the late 1990s. It is also true that small-cap stocks have tended to outperform in the early stages of past economic recoveries.

OUTLOOK

We believe that the U.S. economy is on a firm footing entering 2005, as it evolves from recovery to expansion. The expansion, however, is unlikely to be smooth as companies continue to manage costs aggressively. In addition, we expect the Federal Open Market Committee to increase the fed funds target rate by at least 1% in 2005 to keep inflation under control. Higher interest rates in the face of an uncertain economy could breed anxiety among investors for a good part of the year. But we expect that growth will remain solid overall and that equities will ultimately post gains. The best buying opportunities usually occur when most people are feeling doubtful about owning assets, and those opportunities will likely exist in 2005.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN
  DYNAMIC SMALL CAP FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                     5/19/1997
Fiscal Year End                  DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                        $ 191.8
Primary Benchmark               S&P SMALLCAP
                                   600/BARRA
                                GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The Dynamic Small Cap Fund, which seeks capital growth over the long term, rose 10.3% (Select Shares) in the year ended December 31, 2004. This compares to a gain of 22.0% for the S&P SmallCap 600/BARRA Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. Although the Fund participated in the market's advance its return was disappointing from a relative perspective compared to its benchmark. Hindering the Fund's advance was weak stock selection in the health care, information technology and industrial sectors, which underperformed their benchmark peer group and detracted from performance.

     The Fund had many strong individual contributors including Immucor and Psychiatric Solutions, both of which were added to the Fund in 2004. Shares of Immucor, a supplier of blood transfusion equipment, surged on news the Food & Drug Administration approved its Galileo blood transfusion system. The Galileo system is a fully automated walk-away system that can process up to 224 blood samples at once. Psychiatric Solutions owns inpatient behavioral care facilities and also manages psychiatric units for third parties. The company, which reported third-quarter results that were in-line with expectations, increased its 2005 earnings outlook. Additionally, the company participated in a successful secondary offering before year-end, which exceeded initial expectations. Another strong contributor was Penn National Gaming, whose share price soared following the company's announcement of its acquisition of Argosy Gaming. Argosy is perhaps the most dominant and valuable riverboat casino operator in the industry. Argosy would add considerably to Penn National's financial results, as it could provide substantial cash flow and would nearly double the company's revenues and EBITDA (earnings before interest, taxes, depreciation and amortization).

     While the market gains were strong, a few Fund holdings suffered double-digit declines. Shares of ESS Technology, which makes semiconductor chips used in DVD players and camera cell phones, declined as excess inventory and significant competition in the image sensor business negatively impacted results. With the inventory overhang expected to last through the first half of 2005 and aggressive pricing eroding margins, we believe that ESS will continue to face a very difficult environment. As a result of these issues we exited our position. Another holding which disappointed during the year was Merit Medical Systems, a manufacturer of disposable cardiology and radiology products. The company faced an intensifying competitive landscape in 2004 that has continued to weigh on the company's ability to derive growth in a number of key markets. In light of the high degree of uncertainty surrounding future sales growth in several key business segments, we exited our position.

Q:   HOW WAS THE FUND MANAGED?

A: During the period under review, management of the Portfolio was transitioned to Christopher Jones and Eytan Shapiro. The portfolio manager change did not affect the Portfolio's investment objectives or guidelines. The Portfolio will continue to be managed using a "bottom-up" approach to its construction. Portfolio Managers will base their stock selection on proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                        26.2%
Consumer Goods & Services                         22.4%
Health Services & Systems                         12.5%
Industrial Products & Services                     9.2%
Energy                                             7.4%
Pharmaceuticals                                    7.4%
Finance & Insurance                                6.7%
Telecommunications                                 5.6%
Short-Term Investments                             2.2%
REITs                                              0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Psyciatric Solutions, Inc.                     1.6%

 2. The Pantry, Inc.                               1.3%

 3. Unit Corp.                                     1.3%

 4. Inter-Tel, Inc.                                1.3%

 5. Aeroflex, Inc.                                 1.2%

 6. Engineered Support Systems, Inc.               1.2%

 7. Tech Data Corp.                                1.2%

 8. Eagle Materials, Inc.                          1.2%

 9. Nextel Partners, Inc.                          1.2%

10. Penn National Gaming, Inc.                     1.2%

Top 10 equity holdings comprised 12.7% of the Portfolio's market value of investments ($25,054 in thousands). As of December 31, 2004 the Fund held 136 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                          SINCE
                                                                      INCEPTION
                                   1 YEAR    3 YEARS     5 YEARS      (5/19/97)
                                   --------------------------------------------
CLASS A SHARES
        Without Sales Charge         9.82%      5.50%       2.31%         10.99%
           With Sales Charge*        4.06%      3.62%       1.21%         10.21%

CLASS B SHARES
                Without CDSC         9.12%      4.84%       1.66%         10.26%
                   With CDSC**       4.12%      3.92%       1.32%         10.26%

CLASS C SHARES
                Without CDSC         9.14%      4.85%       1.65%         10.25%
                   With CDSC***      8.14%      4.85%       1.65%         10.25%

SELECT SHARES                       10.27%      5.93%       2.75%         11.31%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (05/19/97 TO 12/31/04)

             JPMORGAN DYNAMIC SMALL CAP FUND                      S&P SMALLCAP 600/BARRA   LIPPER SMALL-CAP
                   (CLASS A SHARES)           RUSSELL 2000 INDEX       GROWTH INDEX       GROWTH FUNDS INDEX
   5/19/97                    $        9,475      $       10,000          $       10,000      $       10,000
   5/31/97                    $        9,977      $       10,000          $       10,000      $       10,000
   6/30/97                    $       11,020      $       10,429          $       10,357      $       10,535
   7/31/97                    $       12,147      $       10,914          $       10,977      $       11,169
   8/31/97                    $       12,564      $       11,164          $       11,317      $       11,347
   9/30/97                    $       13,455      $       11,981          $       12,036      $       12,302
  10/31/97                    $       13,124      $       11,455          $       11,372      $       11,674
  11/30/97                    $       12,612      $       11,381          $       11,157      $       11,410
  12/31/97                    $       12,668      $       11,580          $       11,289      $       11,258
   1/31/98                    $       12,508      $       11,397          $       11,083      $       11,091
   2/28/98                    $       13,748      $       12,239          $       12,177      $       11,988
   3/31/98                    $       14,856      $       12,743          $       12,500      $       12,529
   4/30/98                    $       15,017      $       12,813          $       12,565      $       12,621
   5/31/98                    $       13,966      $       12,123          $       11,779      $       11,727
   6/30/98                    $       14,429      $       12,148          $       11,856      $       12,071
   7/31/98                    $       13,539      $       11,164          $       11,132      $       11,163
   8/31/98                    $       10,546      $        8,996          $        8,847      $        8,725
   9/30/98                    $       11,692      $        9,701          $        9,463      $        9,192
  10/31/98                    $       12,119      $       10,096          $        9,929      $        9,554
  11/30/98                    $       13,019      $       10,625          $       10,621      $       10,331
  12/31/98                    $       14,374      $       11,283          $       11,546      $       11,366
   1/31/99                    $       14,223      $       11,433          $       11,389      $       11,641
   2/28/99                    $       12,973      $       10,507          $       10,269      $       10,521
   3/31/99                    $       13,286      $       10,671          $       10,565      $       10,997
   4/30/99                    $       13,779      $       11,627          $       11,049      $       11,426
   5/31/99                    $       13,713      $       11,797          $       11,146      $       11,488
   6/30/99                    $       15,162      $       12,330          $       11,739      $       12,564
   7/31/99                    $       15,182      $       11,992          $       11,711      $       12,520
   8/31/99                    $       14,907      $       11,548          $       11,174      $       12,345
   9/30/99                    $       15,087      $       11,551          $       11,438      $       12,793
  10/31/99                    $       15,145      $       11,597          $       11,611      $       13,538
  11/30/99                    $       16,453      $       12,289          $       12,281      $       15,247
  12/31/99                    $       18,709      $       13,681          $       13,806      $       18,321
 1/31/2000                    $       18,425      $       13,460          $       13,616      $       18,130
 2/29/2000                    $       22,793      $       15,683          $       16,456      $       23,442
 3/31/2000                    $       22,262      $       14,649          $       14,955      $       21,602
 4/30/2000                    $       22,367      $       13,767          $       14,385      $       18,932
 5/31/2000                    $       20,519      $       12,965          $       13,770      $       17,383
 6/30/2000                    $       23,400      $       14,095          $       15,021      $       20,445
 7/31/2000                    $       22,036      $       13,641          $       13,994      $       19,114
 8/31/2000                    $       25,154      $       14,682          $       15,680      $       21,169
 9/30/2000                    $       23,884      $       14,250          $       14,846      $       20,121
10/31/2000                    $       23,258      $       13,615          $       14,962      $       18,612
11/30/2000                    $       19,741      $       12,218          $       12,718      $       15,442
12/31/2000                    $       20,845      $       13,267          $       13,886      $       16,807
 1/31/2001                    $       20,788      $       13,959          $       13,897      $       17,320
 2/28/2001                    $       18,244      $       13,043          $       12,718      $       15,103
 3/31/2001                    $       16,505      $       12,405          $       12,061      $       13,636
 4/30/2001                    $       17,846      $       13,375          $       13,231      $       15,109
 5/31/2001                    $       18,447      $       13,704          $       13,382      $       15,519
 6/30/2001                    $       18,788      $       14,177          $       13,812      $       15,910
 7/31/2001                    $       18,232      $       13,410          $       13,477      $       15,023
 8/31/2001                    $       17,402      $       12,977          $       13,076      $       14,134
 9/30/2001                    $       15,323      $       11,230          $       11,416      $       11,928
10/31/2001                    $       16,141      $       11,887          $       12,111      $       12,802
11/30/2001                    $       16,867      $       12,807          $       12,910      $       13,794
12/31/2001                    $       17,856      $       13,598          $       13,722      $       14,630
 1/31/2002                    $       17,572      $       13,456          $       13,703      $       14,188
 2/28/2002                    $       17,277      $       13,087          $       13,279      $       13,330
 3/31/2002                    $       18,265      $       14,140          $       14,214      $       14,420
 4/30/2002                    $       18,435      $       14,268          $       14,419      $       14,040
 5/31/2002                    $       17,698      $       13,635          $       13,761      $       13,477
 6/30/2002                    $       16,437      $       12,959          $       12,943      $       12,475
 7/31/2002                    $       14,404      $       11,002          $       11,395      $       10,706
 8/31/2002                    $       14,370      $       10,973          $       11,622      $       10,690
 9/30/2002                    $       13,494      $       10,185          $       11,048      $       10,042
10/31/2002                    $       14,029      $       10,512          $       11,528      $       10,471
11/30/2002                    $       14,528      $       11,450          $       12,107      $       11,349
12/31/2002                    $       13,790      $       10,812          $       11,615      $       10,591
 1/31/2003                    $       13,337      $       10,513          $       11,297      $       10,311
 2/28/2003                    $       13,052      $       10,195          $       10,991      $        9,989
 3/31/2003                    $       13,268      $       10,327          $       11,201      $       10,195
 4/30/2003                    $       14,222      $       11,306          $       12,001      $       11,037
 5/31/2003                    $       15,165      $       12,519          $       12,813      $       12,163
 6/30/2003                    $       15,529      $       12,745          $       13,093      $       12,575
 7/31/2003                    $       16,415      $       13,543          $       13,815      $       13,311
 8/31/2003                    $       17,166      $       14,164          $       14,496      $       14,016
 9/30/2003                    $       16,791      $       13,902          $       14,119      $       13,672
10/31/2003                    $       18,360      $       15,069          $       15,309      $       14,910
11/30/2003                    $       19,211      $       15,604          $       15,834      $       15,307
12/31/2003                    $       19,098      $       15,921          $       15,950      $       15,328
 1/31/2004                    $       19,461      $       16,612          $       16,490      $       16,046
 2/29/2004                    $       19,473      $       16,761          $       16,728      $       15,985
 3/31/2004                    $       19,701      $       16,917          $       16,862      $       15,874
 4/30/2004                    $       18,916      $       16,055          $       16,373      $       15,098
 5/31/2004                    $       19,268      $       16,310          $       16,674      $       15,414
 6/30/2004                    $       19,983      $       16,996          $       17,608      $       15,853
 7/31/2004                    $       18,414      $       15,853          $       16,513      $       14,455
 8/31/2004                    $       18,063      $       15,772          $       16,163      $       13,986
 9/30/2004                    $       18,870      $       16,511          $       17,072      $       14,785
10/31/2004                    $       19,131      $       16,837          $       17,571      $       15,199
11/30/2004                    $       20,391      $       18,296          $       18,971      $       16,263
12/31/2004                    $       20,964      $       18,838          $       19,461      $       16,980

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 5/19/97.

Class A and Class B Shares were introduced on 5/19/97.

Returns for the Select Shares prior to 4/5/99 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, Russell 2000 Index, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to December 31, 2004.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.25% sales charge.

Certain fees and expenses of the fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  MID CAP EQUITY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        1/1/1997
Fiscal Year End                    DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                          $ 227.1
Primary Benchmark               RUSSELL MIDCAP
                                  EQUITY INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Mid Cap Equity Fund, which seeks to provide capital appreciation from a Portfolio of mid-cap stocks, returned 19.4% in the year ended December 31, 2004. The Fund's benchmark, the Russell Midcap Equity Index, returned 20.2%.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets increased investor confidence despite rising short-term interest rates, high oil prices and the twin deficits. The Fund performed well during 2004, but marginally underperformed its benchmark, the Russell Midcap Equity Index. All sectors of the Fund and benchmark posted positive returns. The Fund's stock selection in the health care and industrial sectors was particularly strong. However, the Fund's consumer discretionary names underperformed their benchmark peer group and hindered relative performance.

     At the stock level, Apple Computer and Assurant enhanced the Fund's performance. Shares of Apple Computer rose as consumer demand for its iPod digital music player exceeded expectations. The company has sold more than
     4.5 million iPods, building on its position as a niche computer firm to become a leading marketer of digital music technology. Sales of the iPod have boosted traffic in Apple's retail stores, which are also beginning to drive higher sales of its PCs and laptops. We see Apple's renaissance as a multi-year trend that capitalizes on its brand and strong base of intellectual property, along with a design and marketing prowess that seems rare in this industry. Another top contributor was Florida Rock Industries, a producer of construction materials. The stock gained solid ground as the company continued to add to its strong position in the robust Florida construction market. This enabled the company to reward shareholders with a special $1-per-share dividend in October. Florida Rock finished the year by reporting record fiscal results, including an earnings increase of 48.3%.

     Although the Fund had positive results, a few names in the semiconductor industry hindered performance, particularly Novellus Systems and Amkor Technology. Semiconductor capital equipment stocks suffered declines as the strong rebound in customer demand failed to materialize and expectations for 2005 were reduced. Amkor Technology, a provider of semiconductor packaging and test services, pre-announced disappointing second-quarter results, due to lower-than-expected gross margins. Gross margins contracted because of an unfavorable product mix, rising material costs, and operational inefficiencies. Both positions were sold during the year.

Q:   HOW WAS THE FUND MANAGED?

A: The Portfolio Manager's focus remained on stock selection, believing that quality companies trading at attractive valuations would outperform in the long term, regardless of their economic sector. The Portfolio Manager also sought to maintain significant sector diversification to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         27.5%
Finance & Insurance                               17.6%
Technology                                        15.9%
Industrial Products & Services                    11.7%
Health Services & Systems                          8.7%
Energy                                             6.5%
Telecommunications                                 3.4%
Pharmaceuticals                                    3.1%
Short-Term Investments                             2.1%
Utilities                                          2.0%
REITs                                              1.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. AutoZone, Inc.                                 1.4%

 2. Assurant, Inc.                                 1.4%

 3. M&T Bank, Corp.                                1.4%

 4. Harsco Corp.                                   1.3%

 5. Kinder Morgan, Inc.                            1.3%

 6. Golden West Financial Corp.                    1.2%

 7. North Fork Bancorporation, Inc.                1.2%

 8. VF Corp.                                       1.2%

 9. Devon Energy Corp.                             1.1%

10. IPC Holdings LTD (Bermuda)                     1.1%

Top 10 equity holdings comprised 12.6% of the Portfolio's market value of investments ($28,581 in thousands). As of December 31, 2004, the Fund held 181 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                         1 YEAR         3 YEARS        5 YEARS        10 YEARS
                         -----------------------------------------------------
SELECT SHARES             19.36%          11.00%          8.54%          12.93%

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/94 TO 12/31/04)

           JPMORGAN MID CAP   RUSSELL MIDCAP    LIPPER MID-CAP
             EQUITY FUND       EQUITY INDEX    CORE FUNDS INDEX
Dec-1994     $    1,000,000   $    1,000,000     $    1,000,000
Jan-1995     $      987,100   $    1,020,500     $      986,900
Feb-1995     $    1,027,176   $    1,073,362     $    1,025,093
Mar-1995     $    1,073,707   $    1,104,060     $    1,046,312
Apr-1995     $    1,078,110   $    1,120,731     $    1,045,685
May-1995     $    1,109,806   $    1,157,603     $    1,060,638
Jun-1995     $    1,141,768   $    1,196,499     $    1,125,973
Jul-1995     $    1,219,066   $    1,254,529     $    1,197,698
Aug-1995     $    1,230,769   $    1,273,723     $    1,213,747
Sep-1995     $    1,258,092   $    1,302,510     $    1,242,998
Oct-1995     $    1,198,081   $    1,273,333     $    1,202,974
Nov-1995     $    1,239,295   $    1,336,618     $    1,239,544
Dec-1995     $    1,246,483   $    1,344,370     $    1,253,675
Jan-1996     $    1,248,353   $    1,372,737     $    1,267,340
Feb-1996     $    1,271,697   $    1,404,996     $    1,317,273
Mar-1996     $    1,282,125   $    1,425,368     $    1,332,422
Apr-1996     $    1,321,999   $    1,465,706     $    1,405,838
May-1996     $    1,348,703   $    1,487,838     $    1,441,828
Jun-1996     $    1,310,131   $    1,465,521     $    1,391,796
Jul-1996     $    1,189,861   $    1,374,805     $    1,287,133
Aug-1996     $    1,285,644   $    1,440,246     $    1,356,638
Sep-1996     $    1,396,853   $    1,511,394     $    1,427,726
Oct-1996     $    1,336,089   $    1,523,485     $    1,412,735
Nov-1996     $    1,348,782   $    1,616,265     $    1,474,613
Dec-1996     $    1,338,666   $    1,599,779     $    1,478,152
Jan-1997     $    1,374,677   $    1,659,611     $    1,525,009
Feb-1997     $    1,316,665   $    1,657,122     $    1,483,224
Mar-1997     $    1,214,492   $    1,586,694     $    1,413,068
Apr-1997     $    1,220,929   $    1,626,203     $    1,422,253
May-1997     $    1,361,824   $    1,744,916     $    1,569,029
Jun-1997     $    1,429,915   $    1,801,974     $    1,625,828
Jul-1997     $    1,517,426   $    1,952,259     $    1,739,961
Aug-1997     $    1,486,774   $    1,930,979     $    1,744,485
Sep-1997     $    1,590,848   $    2,041,238     $    1,862,761
Oct-1997     $    1,524,828   $    1,961,834     $    1,787,878
Nov-1997     $    1,511,257   $    2,008,526     $    1,785,554
Dec-1997     $    1,539,517   $    2,063,760     $    1,806,623
Jan-1998     $    1,545,060   $    2,024,962     $    1,774,827
Feb-1998     $    1,705,746   $    2,183,314     $    1,926,042
Mar-1998     $    1,804,168   $    2,286,803     $    2,019,840
Apr-1998     $    1,849,091   $    2,292,520     $    2,043,068
May-1998     $    1,728,531   $    2,221,681     $    1,937,850
Jun-1998     $    1,813,920   $    2,252,340     $    1,959,942
Jul-1998     $    1,703,271   $    2,144,903     $    1,848,421
Aug-1998     $    1,327,359   $    1,801,933     $    1,471,713
Sep-1998     $    1,460,759   $    1,918,518     $    1,600,046
Oct-1998     $    1,514,222   $    2,049,361     $    1,691,089
Nov-1998     $    1,611,587   $    2,146,501     $    1,775,982
Dec-1998     $    1,789,506   $    2,272,501     $    1,946,831
Jan-1999     $    1,818,675   $    2,268,637     $    1,937,681
Feb-1999     $    1,672,090   $    2,193,092     $    1,801,074
Mar-1999     $    1,740,478   $    2,261,736     $    1,853,486
Apr-1999     $    1,814,100   $    2,428,878     $    1,959,876
May-1999     $    1,794,871   $    2,421,834     $    1,983,198
Jun-1999     $    1,945,640   $    2,507,325     $    2,091,283
Jul-1999     $    1,898,556   $    2,438,624     $    2,050,502
Aug-1999     $    1,867,229   $    2,375,464     $    1,993,909
Sep-1999     $    1,892,624   $    2,291,847     $    1,956,623
Oct-1999     $    1,963,219   $    2,400,481     $    2,053,671
Nov-1999     $    2,066,680   $    2,469,615     $    2,207,902
Dec-1999     $    2,238,008   $    2,686,941     $    2,496,033
Jan-2000     $    2,139,088   $    2,598,003     $    2,469,575
Feb-2000     $    2,287,969   $    2,797,790     $    2,880,018
Mar-2000     $    2,451,787   $    2,958,103     $    2,857,842
Apr-2000     $    2,426,043   $    2,818,185     $    2,663,509
May-2000     $    2,324,392   $    2,743,503     $    2,554,039
Jun-2000     $    2,387,383   $    2,824,711     $    2,761,937
Jul-2000     $    2,379,982   $    2,793,074     $    2,682,670
Aug-2000     $    2,645,112   $    3,060,650     $    2,944,498
Sep-2000     $    2,591,681   $    3,016,883     $    2,866,175
Oct-2000     $    2,570,688   $    2,970,423     $    2,764,426
Nov-2000     $    2,364,262   $    2,703,085     $    2,458,680
Dec-2000     $    2,567,352   $    2,908,790     $    2,651,932
Jan-2001     $    2,586,351   $    2,955,621     $    2,730,164
Feb-2001     $    2,457,033   $    2,775,624     $    2,515,846
Mar-2001     $    2,276,687   $    2,603,535     $    2,348,039
Apr-2001     $    2,464,514   $    2,826,137     $    2,575,095
May-2001     $    2,511,093   $    2,878,704     $    2,636,125
Jun-2001     $    2,491,004   $    2,851,644     $    2,642,979
Jul-2001     $    2,450,152   $    2,770,087     $    2,559,725
Aug-2001     $    2,372,727   $    2,663,438     $    2,449,401
Sep-2001     $    2,107,456   $    2,342,228     $    2,136,367
Oct-2001     $    2,178,267   $    2,434,980     $    2,243,186
Nov-2001     $    2,318,983   $    2,639,031     $    2,412,770
Dec-2001     $    2,466,006   $    2,745,120     $    2,521,586
Jan-2002     $    2,418,412   $    2,728,650     $    2,492,840
Feb-2002     $    2,373,188   $    2,699,726     $    2,449,714
Mar-2002     $    2,506,798   $    2,861,709     $    2,615,070
Apr-2002     $    2,503,540   $    2,806,192     $    2,571,921
May-2002     $    2,483,511   $    2,774,482     $    2,519,711
Jun-2002     $    2,321,835   $    2,588,592     $    2,337,536
Jul-2002     $    2,135,391   $    2,335,945     $    2,100,510
Aug-2002     $    2,154,823   $    2,348,793     $    2,124,456
Sep-2002     $    2,009,157   $    2,132,000     $    1,954,924
Oct-2002     $    2,111,825   $    2,239,666     $    2,046,806
Nov-2002     $    2,200,944   $    2,395,098     $    2,185,988
Dec-2002     $    2,135,796   $    2,300,731     $    2,083,684
Jan-2003     $    2,106,109   $    2,254,257     $    2,042,427
Feb-2003     $    2,067,567   $    2,224,500     $    1,999,332
Mar-2003     $    2,105,610   $    2,246,523     $    2,004,330
Apr-2003     $    2,234,474   $    2,409,621     $    2,155,657
May-2003     $    2,404,517   $    2,630,101     $    2,336,732
Jun-2003     $    2,427,360   $    2,656,665     $    2,377,859
Jul-2003     $    2,493,141   $    2,744,335     $    2,451,573
Aug-2003     $    2,570,429   $    2,863,439     $    2,560,177
Sep-2003     $    2,531,101   $    2,827,646     $    2,517,166
Oct-2003     $    2,698,154   $    3,043,395     $    2,701,926
Nov-2003     $    2,763,179   $    3,128,915     $    2,775,689
Dec-2003     $    2,825,351   $    3,222,782     $    2,846,191
Jan-2004     $    2,900,505   $    3,316,565     $    2,923,038
Feb-2004     $    2,986,650   $    3,387,871     $    2,978,868
Mar-2004     $    3,003,375   $    3,388,549     $    2,971,719
Apr-2004     $    2,935,199   $    3,264,189     $    2,878,110
May-2004     $    2,992,435   $    3,345,141     $    2,923,296
Jun-2004     $    3,064,254   $    3,437,801     $    3,002,810
Jul-2004     $    2,922,379   $    3,287,570     $    2,850,267
Aug-2004     $    2,922,379   $    3,301,706     $    2,839,436
Sep-2004     $    3,016,187   $    3,409,012     $    2,939,100
Oct-2004     $    3,094,608   $    3,503,100     $    2,987,302
Nov-2004     $    3,259,551   $    3,716,439     $    3,165,046
Dec-2004     $    3,372,739   $    3,874,759     $    3,285,634

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell MidCap Equity Index, and Lipper Mid-Cap Core Funds Index from December 31, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Equity Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  MID CAP GROWTH FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        10/29/1999
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                             $ 57.4
Primary Benchmark                 RUSSELL MIDCAP
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Mid Cap Growth Fund, which seeks to provide capital appreciation from a Portfolio of mid cap stocks, rose 16.9% (Class A Shares, without sales charge) in the year ended December 31, 2004. This compares to a gain of 15.5% for the Russell Midcap Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. The Fund performed well during the period, outperforming both its benchmark and the Lipper Midcap Growth Index. All sectors of the Fund and benchmark posted positive returns. The Fund's positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with the health care, technology and industrial sectors doing particularly well.

     At the stock level, Apple Computer and Sepracor positively contributed to the Fund's performance. Shares of Apple Computer rose as consumer demand for its iPod digital music players exceeded expectations. The company has sold more than 4.5 million iPods and has built upon its position as a niche computer player to become a leading marketer of digital music technology. Sales of the portable device have boosted traffic in Apple's retail stores, which are also beginning to drive higher sales of its PCs and laptops. We see Apple's renaissance as a multi-year trend that capitalizes on its strong base of intellectual property along with a success in design and marketing that is rare in this industry. Another top contributor was Sepracor Inc, whose share price advanced upon Food and Drug Administration approval of Lunesta, a new prescription sleep aid. Lunesta has been approved for use beyond the seven- to 10-day period to which most sleep aids are restricted, giving it a unique selling point versus the current market leader, Ambien. The drug, which was known as Estorra during development, was scheduled to be available in pharmacies in mid-January and is priced roughly 10% higher than Ambien.

     Although the Fund experienced positive results, a few names within the semiconductor industry hindered performance, particularly Novellus Systems and Amkor Technology. Semiconductor capital equipment stocks suffered declines as the strong rebound in customer demand failed to materialize and expectations for 2005 were reduced. Amkor Technology, a provider of semiconductor packaging and test services, pre-announced disappointing second quarter results due to lower than expected gross margins. Gross margins contracted as a result of an unfavorable product mix, rising material costs, and operational inefficiencies. Both positions were sold during the year.

Q:   HOW WAS THE FUND MANAGED?

A: The Portfolio Manager's focus remained on stock selection, believing that quality companies, regardless of their economic sector, trading at attractive valuations will outperform in the long term. The Portfolio Manager sought to maintain significant sector diversification in the Fund to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                        28.0%
Consumer Goods & Services                         25.5%
Health Services & Systems                         14.1%
Finance & Insurance                                9.1%
Industrial Products & Services                     8.6%
Pharmaceuticals                                    6.5%
Energy                                             4.3%
Telecommunications                                 2.3%
Short-Term Investments                             1.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Amphenol Corp., Class A                        1.9%

 2. Harsco Corp.                                   1.8%

 3. NCR Corp.                                      1.8%

 4. Caremark Rx, Inc.                              1.7%

 5. DaVita, Inc.                                   1.5%

 6. Abercrombie & Fitch Co., Class A               1.5%

 7. Aetna, Inc.                                    1.5%

 8. Omnicare, Inc.                                 1.4%

 9. Adobe Systems, Inc.                            1.4%

10. Coach, Inc.                                    1.3%

Top 10 equity holdings comprised 15.8% of the Portfolio's market value of investments ($9,153 in thousands). As of December 31, 2004, the Fund held 103 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                        SINCE
                                                                    INCEPTION
                                           1 YEAR      3 YEAR      (10/29/99)
                                           ----------------------------------
CLASS A SHARES
        Without Sales Charge                16.90%       4.29%         (16.18%)
           With Sales Charge*               10.81%       2.44%         (17.08%)

CLASS B SHARES
                Without CDSC                16.14%       3.55%         (16.76%)
                   With CDSC**              11.14%       2.61%         (17.09%)

 *   Sales Charge for Class A Shares is 5.25%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/04)

           JPMORGAN MID CAP GROWTH   RUSSELL MIDCAP    LIPPER MID-CAP
            FUND (CLASS A SHARES)     GROWTH INDEX   GROWTH FUNDS INDEX
Oct-1999              $      9,475     $     10,000        $     10,000
Oct-1999              $      9,434     $     10,000        $     10,000
Nov-1999              $     11,669     $     11,036        $     11,254
Dec-1999              $     13,367     $     12,947        $     13,602
Jan-2000              $     13,631     $     12,945        $     13,368
Feb-2000              $     18,344     $     15,666        $     16,718
Mar-2000              $     15,206     $     15,682        $     15,541
Apr-2000              $     11,284     $     14,159        $     13,491
May-2000              $      9,502     $     13,127        $     12,278
Jun-2000              $     12,594     $     14,519        $     14,186
Jul-2000              $     11,746     $     13,600        $     13,597
Aug-2000              $     12,952     $     15,651        $     15,376
Sep-2000              $     11,793     $     14,886        $     14,636
Oct-2000              $      9,493     $     13,868        $     13,452
Nov-2000              $      6,430     $     10,854        $     10,639
Dec-2000              $      6,802     $     11,426        $     11,406
Jan-2001              $      7,103     $     12,079        $     11,562
Feb-2001              $      5,609     $      9,989        $      9,827
Mar-2001              $      5,098     $      8,560        $      8,785
Apr-2001              $      5,667     $      9,987        $      9,942
May-2001              $      5,782     $      9,940        $     10,024
Jun-2001              $      5,522     $      9,945        $      9,985
Jul-2001              $      5,117     $      9,274        $      9,460
Aug-2001              $      4,771     $      8,602        $      8,826
Sep-2001              $      4,115     $      7,180        $      7,553
Oct-2001              $      4,385     $      7,935        $      7,974
Nov-2001              $      4,693     $      8,789        $      8,629
Dec-2001              $      4,876     $      9,123        $      9,003
Jan-2002              $      4,732     $      8,827        $      8,659
Feb-2002              $      4,395     $      8,326        $      8,229
Mar-2002              $      4,703     $      8,962        $      8,747
Apr-2002              $      4,530     $      8,487        $      8,457
May-2002              $      4,366     $      8,235        $      8,174
Jun-2002              $      3,961     $      7,325        $      7,440
Jul-2002              $      3,575     $      6,613        $      6,638
Aug-2002              $      3,498     $      6,590        $      6,559
Sep-2002              $      3,267     $      6,066        $      6,152
Oct-2002              $      3,469     $      6,536        $      6,462
Nov-2002              $      3,633     $      7,048        $      6,846
Dec-2002              $      3,440     $      6,623        $      6,441
Jan-2003              $      3,392     $      6,558        $      6,346
Feb-2003              $      3,315     $      6,501        $      6,248
Mar-2003              $      3,411     $      6,622        $      6,337
Apr-2003              $      3,604     $      7,072        $      6,782
May-2003              $      3,922     $      7,753        $      7,343
Jun-2003              $      3,999     $      7,864        $      7,458
Jul-2003              $      4,134     $      8,144        $      7,752
Aug-2003              $      4,327     $      8,593        $      8,133
Sep-2003              $      4,192     $      8,426        $      7,860
Oct-2003              $      4,548     $      9,106        $      8,476
Nov-2003              $      4,664     $      9,350        $      8,678
Dec-2003              $      4,732     $      9,452        $      8,722
Jan-2004              $      4,895     $      9,763        $      8,943
Feb-2004              $      5,011     $      9,928        $      9,066
Mar-2004              $      5,030     $      9,909        $      9,064
Apr-2004              $      4,856     $      9,629        $      8,777
May-2004              $      4,972     $      9,856        $      8,968
Jun-2004              $      5,044     $     10,013        $      9,184
Jul-2004              $      4,536     $      9,350        $      8,532
Aug-2004              $      4,379     $      9,235        $      8,385
Sep-2004              $      4,466     $      9,580        $      8,744
Oct-2004              $      4,506     $      9,905        $      9,002
Nov-2004              $      4,654     $     10,416        $      9,503
Dec-2004              $      5,561     $     10,915        $      9,950

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The JPMorgan MidCap Growth Fund (formerly J.P. Morgan H&Q IPO & Emerging Company
Fund) commenced operations on 10/29/99.

All Share Classes were introduced on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Mid Cap Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from October 29, 1999 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and assumes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.25% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  MID CAP VALUE FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        11/13/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                          $ 3,688.8
Primary Benchmark                 RUSSELL MIDCAP
                                     VALUE INDEX

Q:   HOW DID THE FUND PERFORM?

A: The Mid Cap Value Fund, which seeks to provide capital appreciation from a Portfolio of mid-cap value stocks, returned 21.0% (Institutional Shares) in the year ended December 31, 2004. Although the Fund posted strong performance, it underperformed its benchmark, the Russell Midcap Value Index, which returned 23.7% over the same period.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The majority of the relative underperformance came in the fourth quarter as the market experienced a strong reversal from high-quality to low-quality stocks. This development hindered the Fund's performance, as our overriding focus is on quality and value. When these stocks are not in favor, the Fund tends to underperform.

     In terms of what specifically helped the Fund's performance, our overweighting and stock selection in the energy sector and our underweighting in information technology were strong contributors. The energy sector benefited from the rally in oil and natural gas prices during the early fall. On the flip side, our stock selection in consumer discretionary and consumer staples were the main performance detractors. The consumer sectors struggled through a tough retail environment most of the year, although some of the stars recovered a bit in the fourth quarter.

     Our investment style emphasizes higher quality names such as Assurant, which was the Fund's greatest contributor to performance. While the insurance industry has been hit with investigations by the New York Attorney General Eliot Spitzer, Assurant was not affected and reported strong earnings above Street estimates. Another strong name in 2004 was Florida Rock Industries. The stock gained solid ground as the company continued to add to its strong position in the robust Florida construction market. This enabled the company to reward shareholders with a special $1-per-share dividend in October. Florida Rock finished off the year reporting a record fiscal result, with earnings increasing 48.3% in 2004.

     Although a significant number of the Fund's holdings saw double digit returns, there were some weak performers, particularly in our consumer discretionary sector. Among the names that disappointed were Gannett and Knight Ridder. The media sector faced a soft advertising environment last year, resulting in poor performance by these names. Gannett missed third-quarter earnings and management gave a cautious outlook for 2005. However, we still believe in the company's long-term fundamentals and strong management team. Knight Ridder's significant exposure to retail advertising hindered the company's earnings in 2004, as department stores' advertising spending was lackluster. As a result, the company's revenues trailed most of the industry averages.

Q:   HOW WAS THE FUND MANAGED?

A: Despite the Fund's solid gains in 2004, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and highly leveraged segments of the market that were the driving force behind the rally in U.S. equities in the fourth quarter. As is often the case, our overriding focus on quality and value -- which generally avoids investments in highly cyclical and leveraged companies -- works to smooth out Fund performance at sharp inflection points in the market, such as the one just experienced. The Fund's return was comfortably ahead of the gain by the broad stock market as measured by the S&P 500 Index.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         29.8%
Finance & Insurance                               23.7%
Industrial Products & Services                    14.7%
Energy                                             8.5%
Telecommunications                                 4.4%
Short-Term Investments                             4.2%
Utilities                                          4.2%
Health Services & Systems                          4.1%
Technology                                         4.0%
REITs                                              2.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Kinder Morgan, Inc.                            2.8%

 2. AutoZone, Inc.                                 2.7%

 3. Golden West Financial Corp.                    2.7%

 4. VF Corp.                                       2.5%

 5. Assurant, Inc.                                 2.4%

 6. M&T Bank Corp.                                 2.3%

 7. Devon Energy Corp.                             2.1%

 8. Coventry Health Care, Inc.                     1.8%

 9. Old Republic International Corp.               1.8%

10. North Fork Bancorporation, Inc.                1.8%

Top 10 equity holdings comprised 22.9% of the Portfolio's market value of investments ($851,350 in thousands). As of December 31, 2004, the Fund held 89 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                          SINCE
                                                                      INCEPTION
                                   1 YEAR    3 YEARS     5 YEARS      11/13/97)
                                   --------------------------------------------
CLASS A SHARES
        Without Sales Charge        20.32%     17.13%      18.94%         18.75%
           With Sales Charge*       14.01%     15.05%      17.67%         17.86%

CLASS B SHARES
                Without CDSC        19.60%     16.31%      18.33%         18.32%
                   With CDSC**      14.60%     15.57%      18.13%         18.32%

CLASS C SHARES
                Without CDSC        19.56%     16.31%      18.37%         18.35%
                   With CDSC***     18.56%     16.31%      18.37%         18.35%

INSTITUTIONAL SHARES                20.99%     17.72%      19.39%         19.06%

SELECT SHARES                       20.67%     17.41%      19.19%         18.92%

  *  Sales Charge for Class A Shares is 5.25%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/04)

           JPMORGAN MID CAP VALUE FUND  RUSSELL MIDCAP  S&P MIDCAP 400/BARRA  LIPPER MID-CAP VALUE
             (INSTITUTIONAL SHARES)      VALUE INDEX        VALUE INDEX           FUNDS INDEX
Nov-1997                 $   3,000,000   $   3,000,000         $   3,000,000         $   3,000,000
Nov-1997                 $   3,060,000   $   3,000,000         $   3,000,000         $   3,000,000
Dec-1997                 $   3,146,904   $   3,114,900         $   3,180,000         $   3,031,200
Jan-1998                 $   3,170,820   $   3,054,471         $   3,107,178         $   2,992,098
Feb-1998                 $   3,321,117   $   3,258,510         $   3,337,109         $   3,200,048
Mar-1998                 $   3,579,832   $   3,426,323         $   3,493,286         $   3,333,810
Apr-1998                 $   3,597,732   $   3,407,135         $   3,515,643         $   3,372,149
May-1998                 $   3,555,638   $   3,327,408         $   3,373,611         $   3,240,973
Jun-1998                 $   3,591,906   $   3,338,056         $   3,348,646         $   3,228,009
Jul-1998                 $   3,408,359   $   3,168,817         $   3,202,980         $   3,045,949
Aug-1998                 $   3,050,482   $   2,723,281         $   2,678,332         $   2,536,057
Sep-1998                 $   3,194,769   $   2,882,048         $   2,886,706         $   2,608,588
Oct-1998                 $   3,423,515   $   3,068,805         $   3,114,467         $   2,764,843
Nov-1998                 $   3,637,142   $   3,176,520         $   3,187,034         $   2,866,865
Dec-1998                 $   3,768,807   $   3,273,086         $   3,329,176         $   2,978,673
Jan-1999                 $   3,699,084   $   3,196,823         $   3,155,060         $   2,958,716
Feb-1999                 $   3,683,917   $   3,126,493         $   3,004,564         $   2,804,567
Mar-1999                 $   3,701,969   $   3,171,202         $   3,061,050         $   2,860,378
Apr-1999                 $   4,002,198   $   3,471,515         $   3,357,359         $   3,081,199
May-1999                 $   4,226,722   $   3,486,095         $   3,412,084         $   3,107,389
Jun-1999                 $   4,366,203   $   3,525,837         $   3,518,200         $   3,227,334
Jul-1999                 $   4,461,387   $   3,437,691         $   3,471,408         $   3,167,952
Aug-1999                 $   4,243,225   $   3,318,747         $   3,339,842         $   3,060,241
Sep-1999                 $   4,166,423   $   3,150,818         $   3,175,521         $   2,990,162
Oct-1999                 $   4,316,830   $   3,243,767         $   3,239,032         $   3,018,867
Nov-1999                 $   4,299,131   $   3,184,406         $   3,304,136         $   3,127,245
Dec-1999                 $   4,291,393   $   3,269,749         $   3,406,565         $   3,333,330
Jan-2000                 $   4,204,707   $   3,074,218         $   3,259,401         $   3,158,997
Feb-2000                 $   3,944,015   $   2,945,715         $   3,139,781         $   3,247,133
Mar-2000                 $   4,540,350   $   3,302,736         $   3,620,167         $   3,470,536
Apr-2000                 $   4,500,849   $   3,315,947         $   3,587,224         $   3,415,701
May-2000                 $   4,737,594   $   3,372,981         $   3,690,536         $   3,390,766
Jun-2000                 $   4,698,272   $   3,247,169         $   3,523,724         $   3,398,904
Jul-2000                 $   4,844,388   $   3,323,153         $   3,663,263         $   3,422,697
Aug-2000                 $   5,010,066   $   3,526,862         $   3,925,187         $   3,642,434
Sep-2000                 $   5,156,360   $   3,560,720         $   3,983,279         $   3,610,745
Oct-2000                 $   5,377,568   $   3,628,374         $   3,945,438         $   3,584,386
Nov-2000                 $   5,389,398   $   3,581,205         $   3,950,567         $   3,391,188
Dec-2000                 $   5,805,999   $   3,897,067         $   4,354,315         $   3,686,560
Jan-2001                 $   5,878,574   $   3,883,038         $   4,548,518         $   3,815,590
Feb-2001                 $   5,925,602   $   3,866,729         $   4,397,962         $   3,683,570
Mar-2001                 $   5,755,538   $   3,759,620         $   4,204,451         $   3,544,331
Apr-2001                 $   6,049,070   $   3,966,400         $   4,584,954         $   3,776,840
May-2001                 $   6,214,815   $   4,079,045         $   4,675,736         $   3,882,213
Jun-2001                 $   6,299,958   $   4,024,794         $   4,683,218         $   3,914,048
Jul-2001                 $   6,385,007   $   4,008,695         $   4,683,686         $   3,900,348
Aug-2001                 $   6,231,767   $   3,935,336         $   4,588,607         $   3,809,860
Sep-2001                 $   5,733,849   $   3,559,905         $   4,073,765         $   3,433,065
Oct-2001                 $   5,737,862   $   3,578,772         $   4,137,723         $   3,499,323
Nov-2001                 $   6,061,478   $   3,829,286         $   4,389,297         $   3,762,122
Dec-2001                 $   6,381,524   $   3,988,202         $   4,665,823         $   3,934,804
Jan-2002                 $   6,385,991   $   4,028,482         $   4,664,890         $   3,918,671
Feb-2002                 $   6,566,714   $   4,093,744         $   4,775,447         $   3,933,170
Mar-2002                 $   6,841,860   $   4,302,934         $   5,128,831         $   4,180,173
Apr-2002                 $   6,963,645   $   4,299,922         $   5,205,763         $   4,168,887
May-2002                 $   7,045,119   $   4,293,472         $   5,115,183         $   4,107,604
Jun-2002                 $   6,679,478   $   4,101,983         $   4,827,709         $   3,817,197
Jul-2002                 $   6,278,709   $   3,700,399         $   4,327,076         $   3,443,111
Aug-2002                 $   6,455,141   $   3,743,324         $   4,365,154         $   3,452,752
Sep-2002                 $   6,089,134   $   3,365,248         $   3,935,623         $   3,150,982
Oct-2002                 $   6,459,354   $   3,472,263         $   4,093,048         $   3,257,800
Nov-2002                 $   6,703,517   $   3,691,016         $   4,355,822         $   3,520,378
Dec-2002                 $   6,587,546   $   3,603,169         $   4,194,221         $   3,358,441
Jan-2003                 $   6,492,027   $   3,503,362         $   4,049,101         $   3,276,831
Feb-2003                 $   6,414,772   $   3,445,206         $   3,963,665         $   3,203,758
Mar-2003                 $   6,510,352   $   3,456,920         $   3,950,981         $   3,216,573
Apr-2003                 $   6,923,108   $   3,719,645         $   4,271,801         $   3,463,284
May-2003                 $   7,367,572   $   4,046,974         $   4,689,156         $   3,774,633
Jun-2003                 $   7,403,673   $   4,075,303         $   4,708,850         $   3,833,140
Jul-2003                 $   7,603,572   $   4,202,045         $   4,850,586         $   3,953,884
Aug-2003                 $   7,794,422   $   4,351,218         $   5,097,966         $   4,131,018
Sep-2003                 $   7,735,184   $   4,317,278         $   5,048,006         $   4,069,879
Oct-2003                 $   8,175,316   $   4,634,166         $   5,461,438         $   4,351,921
Nov-2003                 $   8,356,808   $   4,768,557         $   5,677,165         $   4,487,701
Dec-2003                 $   8,604,170   $   4,974,559         $   5,880,975         $   4,670,799
Jan-2004                 $   8,755,603   $   5,105,887         $   6,035,056         $   4,805,318
Feb-2004                 $   9,021,773   $   5,232,003         $   6,194,985         $   4,939,867
Mar-2004                 $   9,085,828   $   5,240,374         $   6,206,136         $   4,932,457
Apr-2004                 $   8,984,975   $   5,018,706         $   5,965,959         $   4,800,268
May-2004                 $   9,140,415   $   5,147,185         $   6,090,647         $   4,864,111
Jun-2004                 $   9,269,378   $   5,330,939         $   6,280,067         $   5,040,678
Jul-2004                 $   9,164,703   $   5,186,471         $   6,007,512         $   4,844,596
Aug-2004                 $   9,276,593   $   5,269,973         $   6,049,564         $   4,830,547
Sep-2004                 $   9,470,542   $   5,423,329         $   6,231,051         $   4,992,370
Oct-2004                 $   9,660,002   $   5,548,608         $   6,282,146         $   5,069,253
Nov-2004                 $  10,143,033   $   5,923,694         $   6,728,806         $   5,394,699
Dec-2004                 $  10,410,382   $   6,153,533         $   6,993,921         $   5,582,974

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/13/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares, Class B and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Mid Cap Value Fund, Russell MidCap Value Index, S&P MidCap 400/BARRA Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The S&P MidCap 400/BARRA Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure performance of the mid-sized company segment of the U.S. market. The S&P MidCap 400/BARRA Value Index is a subset of the MidCap 400 Index, which contains companies with lower price-to-book ratios. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  SMALL CAP EQUITY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        12/20/1994
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                            $ 356.9
Primary Benchmark                   S&P SMALLCAP
                                       600 INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, rose 26.1% (Class A Shares, without sales charge) in the year ended December 31, 2004. This compares with a gain of 22.7% for the S&P SmallCap 600 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. The Fund performed well during the period under review, outperforming both its benchmark and the Lipper Small Cap Core Index. All sectors of the Fund and benchmark posted positive returns in the period. The Fund's positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with names in the health care and industrial sectors doing particularly well.

     At the stock level, Boyd Gaming and Southwestern Energy contributed positively to performance. Shares of Boyd Gaming, a casino operator, rallied during the period after the company announced strong third-quarter earnings, which included a 68% increase in revenues as well as a 109% increase in EBITDA (earnings before interest, taxes, depreciation and amortization). The company's increased earnings can be attributed to its recent acquisition of Las Vegas casino operator Coast Casinos. Additionally, the company's joint venture with MGM Mirage, Borgata Casino, also aided results. Shares of Southwestern Energy appreciated during the year after the company raised its 2004 production outlook. The oil company, which is focused on growth through drilling, attributed its raised production forecast to a significant number of additional drilling locations in its Overton Field in Smith County, Texas, and in its Ranger Anticline area located in the Arkoma Basin in Arkansas.

     Although the Fund experienced strong positive results, a few names within the semiconductor sector hindered performance, particularly Standard Microsystems and Cirrus Logic. Semiconductor stocks suffered declines as the strong rebound in customer demand failed to materialize and expectations for 2005 were reduced. Shares of Standard Microsystems, a manufacturer of computer networking chips, generated a negative return during the year after the company lowered its fiscal 2004 revenue forecast due to a general slowdown in orders across all of its businesses. Shares of analog and digital chipmaker Cirrus Logic declined significantly during the year as the company reduced its 2004 earnings. The company cited lower-than-expected demand for DVD recorders, that incorporate its technology, as well as an industry-wide inventory correction within the supply chain for DVD players.

Q:   HOW WAS THE FUND MANAGED?

A: During the period, management of the portfolio was transitioned to a new team. The Portfolio Manager change did not affect the Fund's investment objectives or guidelines. The Portfolio Managers utilize a "bottom up" approach to construct the Fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

     Effective May 1, 2005, the Fund will change its primary benchmark from the S&P SmallCap 600 Index to the Russell 2000 Index, as approved by the Board of Directors on February 14, 2005.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         24.5%
Industrial Products & Services                    19.3%
Technology                                        16.8%
Finance & Insurance                               16.5%
Health Services & Systems                          9.4%
Energy                                             5.6%
Short-Term Investments                             3.6%
Utilities                                          2.5%
REITs                                              1.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Micros Systems, Inc.                           1.6%

 2. Commercial Metals Co.                          1.4%

 3. Southwestern Energy Co.                        1.4%

 4. Georgia Gulf Corp.                             1.3%

 5. Jarden Corp.                                   1.3%

 6. Landstar System, Inc.                          1.3%

 7. CACI International, Inc. Class A               1.3%

 8. Quiksilver, Inc.                               1.3%

 9. Plains Exploration & Production Co.            1.3%

10. Boyd Gaming Corp.                              1.3%

Top 10 equity holdings comprised 13.5% of the Portfolio's market value of investments ($47,640 in thousands). As of December 31, 2004, the Fund held 119 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                  1 YEAR    3 YEARS     5 YEARS      10 YEARS
                                  -------------------------------------------
CLASS A SHARES
        Without Sales Charge       26.13%     12.46%       8.78%        15.38%
           With Sales Charge*      19.49%     10.46%       7.61%        14.76%

CLASS B SHARES
                Without CDSC       25.22%     11.63%       7.95%        14.70%
                   With CDSC**     20.22%     10.83%       7.65%        14.70%

SELECT SHARES                      26.81%     13.05%       9.37%        15.87%

 *   Sales Charge for Class A Shares is 5.25%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/31/94 TO 12/31/04)

             JPMORGAN SMALL CAP EQUITY FUND                            LIPPER SMALL-CAP
                   (CLASS A SHARES)           S&P SMALLCAP 600 INDEX   CORE FUNDS INDEX
Dec-1994                   $          9,475         $         10,000   $        10,000
Jan-1995                   $          9,183         $          9,858   $        10,103
Feb-1995                   $          9,721         $         10,264   $        10,505
Mar-1995                   $         10,488         $         10,471   $        10,728
Apr-1995                   $         10,863         $         10,705   $        10,908
May-1995                   $         11,209         $         10,872   $        11,040
Jun-1995                   $         12,048         $         11,469   $        11,479
Jul-1995                   $         12,991         $         12,346   $        12,114
Aug-1995                   $         13,457         $         12,614   $        12,518
Sep-1995                   $         13,860         $         12,936   $        12,732
Oct-1995                   $         13,796         $         12,297   $        12,281
Nov-1995                   $         14,181         $         12,783   $        12,648
Dec-1995                   $         14,595         $         12,917   $        13,073
Jan-1996                   $         14,661         $         13,021   $        13,169
Feb-1996                   $         15,208         $         13,447   $        13,635
Mar-1996                   $         15,644         $         13,734   $        13,976
Apr-1996                   $         17,129         $         14,537   $        14,940
May-1996                   $         17,870         $         15,040   $        15,614
Jun-1996                   $         17,693         $         14,323   $        14,905
Jul-1996                   $         16,154         $         13,283   $        13,695
Aug-1996                   $         17,332         $         14,287   $        14,393
Sep-1996                   $         18,129         $         14,914   $        14,998
Oct-1996                   $         17,804         $         14,811   $        14,717
Nov-1996                   $         18,258         $         15,581   $        15,248
Dec-1996                   $         18,797         $         15,764   $        15,518
Jan-1997                   $         19,389         $         16,027   $        15,864
Feb-1997                   $         18,608         $         15,695   $        15,449
Mar-1997                   $         17,478         $         14,890   $        14,670
Apr-1997                   $         16,961         $         15,072   $        14,674
May-1997                   $         19,013         $         16,843   $        16,239
Jun-1997                   $         20,200         $         17,345   $        17,156
Jul-1997                   $         21,375         $         18,692   $        18,189
Aug-1997                   $         21,732         $         19,163   $        18,635
Sep-1997                   $         23,117         $         20,430   $        20,032
Oct-1997                   $         22,185         $         19,547   $        19,235
Nov-1997                   $         21,996         $         19,405   $        18,989
Dec-1997                   $         22,133         $         19,797   $        18,968
Jan-1998                   $         21,958         $         19,411   $        18,691
Feb-1998                   $         23,895         $         21,179   $        20,087
Mar-1998                   $         25,503         $         21,988   $        21,033
Apr-1998                   $         25,212         $         22,118   $        21,235
May-1998                   $         23,788         $         20,948   $        20,133
Jun-1998                   $         24,292         $         21,010   $        20,061
Jul-1998                   $         22,781         $         19,403   $        18,614
Aug-1998                   $         17,803         $         15,658   $        15,016
Sep-1998                   $         19,160         $         16,618   $        15,648
Oct-1998                   $         19,760         $         17,389   $        16,290
Nov-1998                   $         21,008         $         18,368   $        17,199
Dec-1998                   $         22,872         $         19,542   $        18,279
Jan-1999                   $         22,238         $         19,298   $        18,142
Feb-1999                   $         20,159         $         17,557   $        16,660
Mar-1999                   $         20,461         $         17,784   $        16,735
Apr-1999                   $         21,515         $         18,959   $        17,864
May-1999                   $         21,418         $         19,422   $        18,234
Jun-1999                   $         22,952         $         20,527   $        19,288
Jul-1999                   $         22,982         $         20,346   $        19,182
Aug-1999                   $         22,483         $         19,451   $        18,478
Sep-1999                   $         22,483         $         19,535   $        18,463
Oct-1999                   $         22,229         $         19,486   $        18,624
Nov-1999                   $         23,429         $         20,300   $        19,825
Dec-1999                   $         26,018         $         21,969   $        21,964
Jan-2000                   $         25,318         $         21,288   $        21,542
Feb-2000                   $         28,716         $         24,560   $        24,580
Mar-2000                   $         28,705         $         23,246   $        24,231
Apr-2000                   $         28,989         $         22,446   $        22,884
May-2000                   $         27,273         $         22,074   $        21,911
Jun-2000                   $         29,446         $         23,480   $        23,844
Jul-2000                   $         28,495         $         22,902   $        23,102
Aug-2000                   $         31,390         $         24,934   $        25,160
Sep-2000                   $         30,602         $         24,253   $        24,514
Oct-2000                   $         30,471         $         24,406   $        23,776
Nov-2000                   $         27,192         $         21,865   $        21,408
Dec-2000                   $         29,702         $         24,559   $        23,487
Jan-2001                   $         28,615         $         25,610   $        24,323
Feb-2001                   $         26,583         $         24,048   $        22,778
Mar-2001                   $         25,368         $         22,944   $        21,701
Apr-2001                   $         27,413         $         24,692   $        23,430
May-2001                   $         27,813         $         25,164   $        24,283
Jun-2001                   $         28,125         $         26,085   $        25,034
Jul-2001                   $         28,319         $         25,649   $        24,453
Aug-2001                   $         27,478         $         25,064   $        23,768
Sep-2001                   $         24,516         $         21,676   $        20,654
Oct-2001                   $         25,408         $         22,831   $        21,881
Nov-2001                   $         26,508         $         24,502   $        23,507
Dec-2001                   $         27,855         $         26,161   $        25,157
Jan-2002                   $         28,036         $         26,389   $        24,860
Feb-2002                   $         27,764         $         25,935   $        24,197
Mar-2002                   $         29,019         $         27,984   $        26,055
Apr-2002                   $         29,509         $         28,776   $        26,183
May-2002                   $         28,863         $         27,584   $        25,206
Jun-2002                   $         27,154         $         26,158   $        23,795
Jul-2002                   $         23,907         $         22,462   $        20,561
Aug-2002                   $         24,088         $         22,675   $        20,670
Sep-2002                   $         22,824         $         21,288   $        19,206
Oct-2002                   $         23,150         $         21,969   $        19,888
Nov-2002                   $         23,854         $         23,111   $        21,356
Dec-2002                   $         23,033         $         22,332   $        20,318
Jan-2003                   $         22,278         $         21,564   $        19,725
Feb-2003                   $         21,990         $         20,874   $        19,109
Mar-2003                   $         21,977         $         21,039   $        19,270
Apr-2003                   $         23,553         $         22,745   $        20,875
May-2003                   $         25,077         $         24,579   $        22,708
Jun-2003                   $         25,521         $         25,218   $        23,230
Jul-2003                   $         26,707         $         26,529   $        24,422
Aug-2003                   $         28,166         $         27,821   $        25,479
Sep-2003                   $         27,422         $         27,003   $        24,926
Oct-2003                   $         29,846         $         29,344   $        26,886
Nov-2003                   $         30,667         $         30,453   $        27,854
Dec-2003                   $         31,409         $         30,992   $        28,628
Jan-2004                   $         31,839         $         31,885   $        29,535
Feb-2004                   $         32,387         $         32,497   $        30,049
Mar-2004                   $         33,025         $         32,923   $        30,374
Apr-2004                   $         32,437         $         31,830   $        29,329
May-2004                   $         32,541         $         32,317   $        29,584
Jun-2004                   $         34,546         $         34,107   $        30,847
Jul-2004                   $         32,905         $         32,238   $        29,222
Aug-2004                   $         32,898         $         31,954   $        28,968
Sep-2004                   $         34,823         $         33,638   $        30,407
Oct-2004                   $         35,937         $         34,267   $        30,906
Nov-2004                   $         38,801         $         37,197   $        33,347
Dec-2004                   $         39,630         $         38,016   $        33,888

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 12/20/94.

Returns for the Select Shares prior to 5/7/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Index from December 31, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.25% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  SMALL CAP GROWTH FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                        11/14/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                              $ 6.0
Primary Benchmark                   RUSSELL 2000
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The Small Cap Growth Fund, which seeks to provide capital appreciation from a Portfolio of small-cap growth stocks, rose 17.1% (Institutional Shares) in the year ended December 31, 2004. This compares to a gain of 14.3% for the Russell 2000 Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. The Fund outperformed both its benchmark and the Lipper Small Cap Growth Index. The Fund's positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with names in the consumer discretionary and financial sectors doing particularly well.

     At the stock level, Psychiatric Solutions and Alliance Data Systems positively contributed to the Fund's performance. Psychiatric Solutions owns inpatient behavioral care facilities and also manages psychiatric units for third parties. Shares of the company advanced after they reported strong earnings throughout the year and increased its 2005 earnings outlook. During the year the firm acquired four psychiatric facilities and an inpatient management contract from Heartland. Additionally, the company participated in a successful secondary offering before year end, and net proceeds will be used to reduce debt. Alliance Data Systems, the largest U.S. specialty retail credit card processing company, reported stellar earnings throughout the year. The company offers a combination of strong earnings visibility as approximately 90% of its annual revenue is recurring.

     Despite the Fund's positive return for the period, a number of individual holdings, particularly in the technology sector, performed poorly. In particular, shares of Staktek Holdings declined after the company lowered quarterly earnings guidance. Staktek attributed the shortfall to a shortage of DRAM, with license revenues from Samsung making up the bulk of that business. Additionally, the company continues to experience market share erosion. As a result of these issues we exited our position. Another detractor from performance was chip maker Conexant Systems, whose share price declined significantly during the year. The company's balance sheet has been severely impacted by increased inventories as demand continues to weaken for many of its products. Given the uncertainty about when sales will pick up and the lack of any near term growth drivers, we exited our position.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund Managers utilize a "bottom up" approach to construct the Fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         25.3%
Technology                                        20.4%
Health Services & Systems                         12.8%
Industrial Products & Services                     9.2%
Finance & Insurance                                7.6%
Pharmaceuticals                                    7.5%
Telecommunications                                 6.4%
Energy                                             5.9%
Short-Term Investments                             3.6%
REITs                                              1.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Cable Corp.                            1.6%

 2. Psychiatric Solutions, Inc.                    1.5%

 3. Sunrise Senior Living, Inc.                    1.4%

 4. Inter-Tel, Inc.                                1.3%

 5. Aeroflex, Inc.                                 1.3%

 6. The Pantry, Inc.                               1.3%

 7. Genesco, Inc.                                  1.3%

 8. Unit Corp.                                     1.3%

 9. Global Imaging Systems, Inc.                   1.2%

10. Hyperion Solutions Corp.                       1.2%

Top 10 equity holdings comprised 13.4% of the Portfolio's market value of investments ($798 in thousands). As of December 31, 2004 the Fund held 126 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                          SINCE
                                                                      INCEPTION
                                1 YEAR      3 YEARS      5 YEARS     (11/14/97)
                                -----------------------------------------------
CLASS A SHARES
     Without Sales Charge        16.17%       (1.24%)      (4.71%)         4.29%
        With Sales Charge*       10.14%       (2.99%)      (5.74%)         3.51%
INSTITUTIONAL SHARES             17.09%       (0.50%)      (4.14%)         4.73%
SELECT SHARES                    16.69%       (0.76%)      (4.33%)         4.58%

*  Sales Charge for Class A Shares is 5.25%.

[CHART]

LIFE OF FUND PERFORMANCE (11/14/97 TO 12/31/04)

                       JPMORGAN SMALL CAP
                          GROWTH FUND                                    RUSSELL 2000 GROWTH      LIPPER SMALL-CAP
                     (INSTITUTIONAL SHARES)      RUSSELL 2000 INDEX            INDEX             GROWTH FUNDS INDEX
Nov-1997                  $  3,000,000              $  3,000,000            $  3,000,000            $  3,000,000
Nov-1997                  $  2,991,000              $  3,000,000            $  3,000,000            $  3,000,000
Dec-1997                  $  3,061,887              $  3,052,500            $  3,001,800            $  2,960,100
Jan-1998                  $  3,116,082              $  3,004,271            $  2,961,876            $  2,916,291
Feb-1998                  $  3,278,430              $  3,226,286            $  3,223,410            $  3,151,927
Mar-1998                  $  3,485,627              $  3,359,209            $  3,358,471            $  3,294,394
Apr-1998                  $  3,524,666              $  3,377,685            $  3,378,957            $  3,318,443
May-1998                  $  3,389,319              $  3,195,628            $  3,133,645            $  3,083,497
Jun-1998                  $  3,482,525              $  3,202,338            $  3,165,608            $  3,173,844
Jul-1998                  $  3,233,176              $  2,942,949            $  2,901,280            $  2,935,171
Aug-1998                  $  2,599,150              $  2,371,428            $  2,231,664            $  2,294,129
Sep-1998                  $  2,845,550              $  2,557,111            $  2,457,955            $  2,416,865
Oct-1998                  $  3,019,697              $  2,661,441            $  2,586,261            $  2,512,090
Nov-1998                  $  3,193,934              $  2,800,901            $  2,786,954            $  2,716,323
Dec-1998                  $  3,516,521              $  2,974,276            $  3,039,174            $  2,988,498
Jan-1999                  $  3,590,016              $  3,013,834            $  3,175,937            $  3,060,820
Feb-1999                  $  3,427,748              $  2,769,714            $  2,885,338            $  2,766,369
Mar-1999                  $  3,461,340              $  2,812,921            $  2,988,056            $  2,891,409
Apr-1999                  $  3,819,588              $  3,064,959            $  3,251,902            $  3,004,174
May-1999                  $  3,969,698              $  3,109,707            $  3,257,105            $  3,020,697
Jun-1999                  $  4,118,562              $  3,250,266            $  3,428,754            $  3,303,434
Jul-1999                  $  4,338,905              $  3,161,209            $  3,322,806            $  3,291,872
Aug-1999                  $  4,090,720              $  3,044,244            $  3,198,533            $  3,245,786
Sep-1999                  $  4,171,307              $  3,044,853            $  3,260,264            $  3,363,608
Oct-1999                  $  4,286,018              $  3,057,032            $  3,343,727            $  3,559,706
Nov-1999                  $  4,599,754              $  3,239,537            $  3,697,159            $  4,008,941
Dec-1999                  $  5,152,645              $  3,606,253            $  4,348,968            $  4,817,144
Jan-2000                  $  4,814,116              $  3,548,192            $  4,308,523            $  4,767,045
Feb-2000                  $  5,118,849              $  4,133,999            $  5,311,116            $  6,163,790
Mar-2000                  $  5,393,220              $  3,861,568            $  4,752,918            $  5,679,932
Apr-2000                  $  5,272,951              $  3,629,102            $  4,272,873            $  4,977,892
May-2000                  $  5,020,904              $  3,417,525            $  3,898,570            $  4,570,701
Jun-2000                  $  5,746,927              $  3,715,533            $  4,402,265            $  5,375,601
Jul-2000                  $  5,468,775              $  3,595,893            $  4,024,991            $  5,025,650
Aug-2000                  $  5,991,590              $  3,870,260            $  4,448,420            $  5,565,907
Sep-2000                  $  5,687,217              $  3,756,474            $  4,227,333            $  5,290,395
Oct-2000                  $  5,367,596              $  3,588,936            $  3,884,074            $  4,893,615
Nov-2000                  $  4,524,883              $  3,220,711            $  3,178,726            $  4,060,232
Dec-2000                  $  4,751,580              $  3,497,370            $  3,373,264            $  4,419,157
Jan-2001                  $  5,014,817              $  3,679,583            $  3,646,161            $  4,553,941
Feb-2001                  $  4,283,657              $  3,438,202            $  3,146,272            $  3,971,037
Mar-2001                  $  3,683,945              $  3,270,074            $  2,860,276            $  3,585,449
Apr-2001                  $  4,265,272              $  3,525,794            $  3,210,374            $  3,972,678
May-2001                  $  4,460,621              $  3,612,528            $  3,284,855            $  4,080,337
Jun-2001                  $  4,705,955              $  3,737,161            $  3,374,531            $  4,183,162
Jul-2001                  $  4,228,771              $  3,534,980            $  3,086,684            $  3,950,159
Aug-2001                  $  3,915,419              $  3,420,800            $  2,893,766            $  3,716,310
Sep-2001                  $  3,102,187              $  2,960,361            $  2,426,712            $  3,136,194
Oct-2001                  $  3,529,048              $  3,133,542            $  2,660,162            $  3,366,077
Nov-2001                  $  3,951,475              $  3,376,078            $  2,882,285            $  3,626,948
Dec-2001                  $  4,233,215              $  3,584,382            $  3,061,852            $  3,846,741
Jan-2002                  $  4,165,060              $  3,547,104            $  2,952,850            $  3,730,570
Feb-2002                  $  3,688,161              $  3,449,914            $  2,761,800            $  3,504,870
Mar-2002                  $  3,947,070              $  3,727,287            $  3,001,801            $  3,791,568
Apr-2002                  $  3,674,722              $  3,761,205            $  2,936,962            $  3,691,471
May-2002                  $  3,356,858              $  3,594,207            $  2,765,150            $  3,543,443
Jun-2002                  $  3,007,074              $  3,415,935            $  2,530,665            $  3,280,165
Jul-2002                  $  2,534,662              $  2,900,129            $  2,141,702            $  2,815,038
Aug-2002                  $  2,548,350              $  2,892,588            $  2,140,631            $  2,810,815
Sep-2002                  $  2,298,611              $  2,684,900            $  1,986,077            $  2,640,480
Oct-2002                  $  2,471,237              $  2,771,086            $  2,086,573            $  2,753,228
Nov-2002                  $  2,721,079              $  3,018,267            $  2,293,352            $  2,983,949
Dec-2002                  $  2,539,311              $  2,850,149            $  2,135,111            $  2,784,621
Jan-2003                  $  2,475,828              $  2,771,200            $  2,077,036            $  2,711,107
Feb-2003                  $  2,380,509              $  2,687,510            $  2,021,579            $  2,626,521
Mar-2003                  $  2,421,454              $  2,722,179            $  2,052,105            $  2,680,627
Apr-2003                  $  2,621,466              $  2,980,241            $  2,246,234            $  2,902,047
May-2003                  $  2,884,923              $  3,300,021            $  2,499,385            $  3,198,055
Jun-2003                  $  2,944,064              $  3,359,751            $  2,547,623            $  3,306,469
Jul-2003                  $  3,103,043              $  3,570,072            $  2,740,223            $  3,499,898
Aug-2003                  $  3,289,226              $  3,733,581            $  2,887,373            $  3,685,393
Sep-2003                  $  3,171,143              $  3,664,510            $  2,814,322            $  3,594,732
Oct-2003                  $  3,434,665              $  3,972,329            $  3,057,480            $  3,920,415
Nov-2003                  $  3,507,480              $  4,113,346            $  3,157,154            $  4,024,698
Dec-2003                  $  3,561,846              $  4,196,847            $  3,171,361            $  4,030,332
Jan-2004                  $  3,779,830              $  4,378,991            $  3,337,857            $  4,218,952
Feb-2004                  $  3,761,687              $  4,418,401            $  3,332,851            $  4,202,920
Mar-2004                  $  3,784,257              $  4,459,493            $  3,348,515            $  4,173,920
Apr-2004                  $  3,611,695              $  4,232,059            $  3,180,420            $  3,969,815
May-2004                  $  3,707,044              $  4,299,348            $  3,243,710            $  4,052,784
Jun-2004                  $  3,829,715              $  4,480,351            $  3,351,725            $  4,168,288
Jul-2004                  $  3,480,030              $  4,178,823            $  3,050,741            $  3,800,645
Aug-2004                  $  3,439,282              $  4,157,511            $  2,985,150            $  3,677,504
Sep-2004                  $  3,625,659              $  4,352,498            $  3,150,228            $  3,887,490
Oct-2004                  $  3,775,729              $  4,438,243            $  3,226,779            $  3,996,340
Nov-2004                  $  4,043,773              $  4,823,038            $  3,499,442            $  4,276,083
Dec-2004                  $  4,170,437              $  4,965,800            $  3,625,072            $  4,464,659

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/14/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 4/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from November 14, 1997 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  TRUST SMALL CAP EQUITY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                            1/1/1997
Fiscal Year End                        DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                              $ 903.7
Primary Benchmark               RUSSELL 2000 INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan Trust Small Cap Equity Fund, which seeks capital growth over the long term, rose 22.3% during year ended December 31, 2004, outperforming its benchmark, the Russell 2000 Index, which delivered a return of 18.3% for the same period.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the market's advance as stock selection within the health care and industrial sectors contributed to performance. In addition, the Fund benefited from holding an overweight position in energy as the sector returned over 57% during the period. Alternatively, stock selection within the utilities and telecommunication sectors hindered performance. An underweight position in the finance sector also detracted from results as interest rate levels continued to hold steady, helping the interest rate sensitive sectors to defy predictions for a sharp drop. Going forward, we would anticipate that the performance of the Fund will be driven by broader stock selection and sector weightings structured more closely in line with the Russell 2000 benchmark.

     At the stock level, Aaron Rents, Boyd Gaming, and Southwestern Energy contributed positively to performance. Aaron Rents is the second largest rent-to-own retailer in the United States specializing in residential and office furniture. The company's stock price increased during the period as a result of better-than-expected operating results. Boyd Gaming is an owner and operator of casino properties in Nevada, Mississippi, Illinois, Indiana, New Jersey and Louisiana. The company's share price increased during the year due to strong gaming volume in Atlantic City and Las Vegas. In addition, the company was helped by strong results at its newest property, the Borgata, located in Atlantic City. Lastly, Southwestern Energy is an integrated energy company primarily focused on natural gas. The market reacted positively to Southwestern Energy after the company announced that it is testing a new shale gas play on the Arkansas side of the Arkoma Basin. The company also benefited from rising energy prices.

     Although the Fund experienced positive results, a few names within the semiconductor sector hindered performance, particularly Standard Microsystems and Cirrus Logic. Standard Microsystems produces input/output chips, which perform basic control and interface functions for PCs. The company's stock price declined during the period due to demand deterioration in the PC market. Cirrus Logic is a leading player in consumer audio semiconductors and an early contender in the DVD recorder markets. During the year, the stock declined as a result of weak demand for DVD recorders, which led to excess inventory.

Q:   HOW WAS THE FUND MANAGED?

A: During the period, management of the Fund was transitioned to a new team and changed its benchmark from the S&P Small Cap 600 Index to the Russell 2000. The Portfolio Managers strive to add value to stock selection rather than market timing or sector bets. To control risk and produce consistent excess returns, holdings in the Fund have increased to approximately 650 names and sector weightings will be within 1% of the Russell 2000 Index. The strategy's targeted tracking error relative to the benchmark is approximately 3%.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         24.5%
Industrial Products & Services                    19.3%
Technology                                        16.8%
Finance & Insurance                               16.5%
Health Services & Systems                          9.4%
Energy                                             5.6%
Short-Term Investments                             3.6%
Utilities                                          2.5%
REITs                                              1.8%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Applied Industrial Technologies, Inc.          1.0%

 2. Houston Exploration Co.                        1.0%

 3. Southwestern Energy Co.                        0.8%

 4. Moog, Inc., Class A                            0.8%

 5. CarrAmerica Realty Corp.                       0.8%

 6. Cash America International, Inc.               0.7%

 7. R&G Financial Corp.
    (Peurto Rico), Class B                         0.6%

 8. Quanex Corp.                                   0.6%

 9. Landry's Restaurants, Inc.                     0.6%

10. Energen Corp.                                  0.6%

Top 10 equity holdings comprised 7.5% of the Portfolio's market value of investments ($66,557 in thousands). As of December 31, 2004, the Fund held 700 equity holdings. Portfolio holdings are subject to change at any time.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                           1 YEAR     3 YEARS       5 YEARS      10 YEARS
                           ----------------------------------------------
SELECT SHARES               22.31%      11.16%         7.98%         9.11%

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/94 TO 12/31/04)

                             JPMORGAN TRUST      S&P SMALL CAP 600                           LIPPER SMALL-CAP
                            SMALL CAP EQUITY           INDEX           RUSSELL 2000 INDEX    CORE FUNDS INDEX
Dec-1994                      $  1,000,000          $  1,000,000          $  1,000,000         $  1,000,000
Jan-1995                      $  1,013,600          $    985,800          $    987,400         $  1,010,300
Feb-1995                      $  1,039,548          $  1,026,415          $  1,028,476         $  1,050,510
Mar-1995                      $  1,048,072          $  1,047,149          $  1,046,063         $  1,072,781
Apr-1995                      $  1,055,619          $  1,070,500          $  1,069,285         $  1,090,803
May-1995                      $  1,072,931          $  1,087,200          $  1,087,677         $  1,104,002
Jun-1995                      $  1,121,856          $  1,146,887          $  1,144,128         $  1,147,941
Jul-1995                      $  1,166,955          $  1,234,624          $  1,210,029         $  1,211,423
Aug-1995                      $  1,189,244          $  1,261,415          $  1,235,077         $  1,251,763
Sep-1995                      $  1,216,596          $  1,293,581          $  1,257,185         $  1,273,168
Oct-1995                      $  1,172,921          $  1,229,678          $  1,200,989         $  1,228,098
Nov-1995                      $  1,209,750          $  1,278,251          $  1,251,430         $  1,264,818
Dec-1995                      $  1,198,500          $  1,291,672          $  1,284,468         $  1,307,316
Jan-1996                      $  1,198,260          $  1,302,135          $  1,283,055         $  1,316,859
Feb-1996                      $  1,223,663          $  1,344,715          $  1,323,086         $  1,363,476
Mar-1996                      $  1,269,061          $  1,373,357          $  1,350,077         $  1,397,563
Apr-1996                      $  1,326,930          $  1,453,698          $  1,422,306         $  1,493,995
May-1996                      $  1,339,005          $  1,503,996          $  1,478,345         $  1,561,374
Jun-1996                      $  1,322,669          $  1,432,256          $  1,417,585         $  1,490,488
Jul-1996                      $  1,265,133          $  1,328,274          $  1,293,830         $  1,369,460
Aug-1996                      $  1,321,811          $  1,428,692          $  1,369,002         $  1,439,303
Sep-1996                      $  1,365,828          $  1,491,411          $  1,422,530         $  1,499,753
Oct-1996                      $  1,337,009          $  1,481,120          $  1,400,623         $  1,471,708
Nov-1996                      $  1,392,093          $  1,558,139          $  1,458,328         $  1,524,837
Dec-1996                      $  1,388,613          $  1,576,369          $  1,496,536         $  1,551,826
Jan-1997                      $  1,365,562          $  1,602,694          $  1,526,467         $  1,586,432
Feb-1997                      $  1,363,377          $  1,569,518          $  1,489,374         $  1,544,867
Mar-1997                      $  1,311,296          $  1,489,002          $  1,419,076         $  1,467,006
Apr-1997                      $  1,319,951          $  1,507,168          $  1,423,049         $  1,467,446
May-1997                      $  1,451,814          $  1,684,260          $  1,581,434         $  1,623,876
Jun-1997                      $  1,537,035          $  1,734,451          $  1,649,278         $  1,715,625
Jul-1997                      $  1,617,576          $  1,869,218          $  1,725,969         $  1,818,906
Aug-1997                      $  1,615,150          $  1,916,322          $  1,765,494         $  1,863,469
Sep-1997                      $  1,686,539          $  2,042,991          $  1,894,728         $  2,003,229
Oct-1997                      $  1,635,943          $  1,954,734          $  1,811,550         $  1,923,500
Nov-1997                      $  1,600,279          $  1,940,464          $  1,799,774         $  1,898,880
Dec-1997                      $  1,634,045          $  1,979,662          $  1,831,271         $  1,896,791
Jan-1998                      $  1,600,384          $  1,941,058          $  1,802,336         $  1,869,098
Feb-1998                      $  1,722,653          $  2,117,889          $  1,935,529         $  2,008,719
Mar-1998                      $  1,809,647          $  2,198,792          $  2,015,273         $  2,103,330
Apr-1998                      $  1,806,752          $  2,211,765          $  2,026,357         $  2,123,522
May-1998                      $  1,737,915          $  2,094,763          $  1,917,136         $  2,013,311
Jun-1998                      $  1,724,533          $  2,101,047          $  1,921,162         $  2,006,063
Jul-1998                      $  1,654,689          $  1,940,317          $  1,765,548         $  1,861,426
Aug-1998                      $  1,408,471          $  1,565,836          $  1,422,679         $  1,501,612
Sep-1998                      $  1,450,021          $  1,661,821          $  1,534,074         $  1,564,830
Oct-1998                      $  1,496,567          $  1,738,930          $  1,596,665         $  1,628,988
Nov-1998                      $  1,593,096          $  1,836,832          $  1,680,330         $  1,719,886
Dec-1998                      $  1,689,956          $  1,954,205          $  1,784,342         $  1,827,895
Jan-1999                      $  1,678,295          $  1,929,778          $  1,808,074         $  1,814,186
Feb-1999                      $  1,550,745          $  1,755,712          $  1,661,620         $  1,665,967
Mar-1999                      $  1,526,243          $  1,778,360          $  1,687,541         $  1,673,463
Apr-1999                      $  1,646,206          $  1,895,910          $  1,838,745         $  1,786,422
May-1999                      $  1,707,774          $  1,942,170          $  1,865,591         $  1,823,401
Jun-1999                      $  1,757,470          $  2,052,680          $  1,949,915         $  1,928,794
Jul-1999                      $  1,725,660          $  2,034,616          $  1,896,488         $  1,918,185
Aug-1999                      $  1,607,452          $  1,945,093          $  1,826,318         $  1,847,788
Sep-1999                      $  1,511,969          $  1,953,457          $  1,826,683         $  1,846,310
Oct-1999                      $  1,433,801          $  1,948,573          $  1,833,990         $  1,862,373
Nov-1999                      $  1,520,689          $  2,030,024          $  1,943,479         $  1,982,496
Dec-1999                      $  1,629,874          $  2,196,892          $  2,163,481         $  2,196,407
Jan-2000                      $  1,550,662          $  2,128,788          $  2,128,649         $  2,154,236
Feb-2000                      $  1,692,238          $  2,455,983          $  2,480,089         $  2,457,983
Mar-2000                      $  1,719,314          $  2,324,588          $  2,316,651         $  2,423,080
Apr-2000                      $  1,744,416          $  2,244,622          $  2,177,188         $  2,288,357
May-2000                      $  1,667,836          $  2,207,361          $  2,050,258         $  2,191,101
Jun-2000                      $  1,804,765          $  2,347,970          $  2,229,041         $  2,384,357
Jul-2000                      $  1,746,291          $  2,290,210          $  2,157,266         $  2,310,203
Aug-2000                      $  1,928,429          $  2,493,352          $  2,321,865         $  2,516,042
Sep-2000                      $  1,869,997          $  2,425,283          $  2,253,602         $  2,451,380
Oct-2000                      $  1,866,070          $  2,440,562          $  2,153,092         $  2,377,593
Nov-2000                      $  1,663,788          $  2,186,500          $  1,932,184         $  2,140,785
Dec-2000                      $  1,821,183          $  2,455,877          $  2,098,159         $  2,348,655
Jan-2001                      $  1,763,633          $  2,560,988          $  2,207,473         $  2,432,267
Feb-2001                      $  1,642,119          $  2,404,768          $  2,062,663         $  2,277,819
Mar-2001                      $  1,572,657          $  2,294,389          $  1,961,799         $  2,170,078
Apr-2001                      $  1,692,179          $  2,469,221          $  2,115,211         $  2,343,033
May-2001                      $  1,715,870          $  2,516,384          $  2,167,245         $  2,428,319
Jun-2001                      $  1,735,431          $  2,608,483          $  2,242,015         $  2,503,354
Jul-2001                      $  1,745,670          $  2,564,922          $  2,120,722         $  2,445,277
Aug-2001                      $  1,695,744          $  2,506,441          $  2,052,223         $  2,376,809
Sep-2001                      $  1,518,369          $  2,167,570          $  1,775,994         $  2,065,447
Oct-2001                      $  1,577,282          $  2,283,102          $  1,879,889         $  2,188,134
Nov-2001                      $  1,654,726          $  2,450,225          $  2,025,393         $  2,350,713
Dec-2001                      $  1,741,599          $  2,616,105          $  2,150,360         $  2,515,733
Jan-2002                      $  1,759,712          $  2,638,865          $  2,127,996         $  2,486,047
Feb-2002                      $  1,743,347          $  2,593,477          $  2,069,689         $  2,419,670
Mar-2002                      $  1,825,807          $  2,798,362          $  2,236,092         $  2,605,500
Apr-2002                      $  1,859,037          $  2,877,555          $  2,256,440         $  2,618,267
May-2002                      $  1,819,439          $  2,758,424          $  2,156,254         $  2,520,606
Jun-2002                      $  1,713,366          $  2,615,814          $  2,049,304         $  2,379,452
Jul-2002                      $  1,510,161          $  2,246,199          $  1,739,859         $  2,056,084
Aug-2002                      $  1,522,695          $  2,267,538          $  1,735,336         $  2,066,982
Sep-2002                      $  1,437,881          $  2,128,765          $  1,610,738         $  1,920,639
Oct-2002                      $  1,455,711          $  2,196,885          $  1,662,443         $  1,988,822
Nov-2002                      $  1,498,217          $  2,311,123          $  1,810,733         $  2,135,597
Dec-2002                      $  1,446,529          $  2,233,239          $  1,709,875         $  2,031,807
Jan-2003                      $  1,397,925          $  2,156,415          $  1,662,512         $  1,972,478
Feb-2003                      $  1,381,430          $  2,087,410          $  1,612,304         $  1,910,937
Mar-2003                      $  1,379,910          $  2,103,900          $  1,633,103         $  1,926,989
Apr-2003                      $  1,477,470          $  2,274,527          $  1,787,921         $  2,087,507
May-2003                      $  1,571,585          $  2,457,854          $  1,979,765         $  2,270,790
Jun-2003                      $  1,599,559          $  2,521,758          $  2,015,598         $  2,323,018
Jul-2003                      $  1,671,219          $  2,652,889          $  2,141,775         $  2,442,189
Aug-2003                      $  1,761,967          $  2,782,085          $  2,239,868         $  2,547,936
Sep-2003                      $  1,708,579          $  2,700,292          $  2,198,431         $  2,492,646
Oct-2003                      $  1,861,326          $  2,934,407          $  2,383,099         $  2,688,568
Nov-2003                      $  1,918,096          $  3,045,328          $  2,467,699         $  2,785,356
Dec-2003                      $  1,955,691          $  3,099,230          $  2,517,793         $  2,862,789
Jan-2004                      $  1,978,573          $  3,188,488          $  2,627,065         $  2,953,540
Feb-2004                      $  2,019,529          $  3,249,707          $  2,650,709         $  3,004,931
Mar-2004                      $  2,063,555          $  3,292,278          $  2,675,360         $  3,037,384
Apr-2004                      $  2,035,903          $  3,182,974          $  2,538,917         $  2,932,898
May-2004                      $  2,045,676          $  3,231,674          $  2,579,286         $  2,958,415
Jun-2004                      $  2,171,689          $  3,410,708          $  2,687,874         $  3,084,739
Jul-2004                      $  2,044,863          $  3,223,802          $  2,506,980         $  2,922,173
Aug-2004                      $  2,000,489          $  3,195,432          $  2,494,194         $  2,896,750
Sep-2004                      $  2,098,513          $  3,363,831          $  2,611,172         $  3,040,719
Oct-2004                      $  2,138,595          $  3,426,735          $  2,662,612         $  3,090,586
Nov-2004                      $  2,322,941          $  3,719,721          $  2,893,460         $  3,334,743
Dec-2004                      $  2,392,024          $  3,801,555          $  2,979,107         $  3,388,766

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Trust Small Cap Equity Fund, Russell 2000 Index, S&P Small Cap 600 Index and Lipper Small-Cap Core Funds Index from June 30, 1994 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains. During the year ended December 31, 2004, the Fund changed its benchmark from the S&P Small Cap 600 Index to the Russell 2000 Index.

The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The S&P Small Cap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity, and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor's cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN
  U.S. SMALL COMPANY FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                           11/4/1993
Fiscal Year End                        DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                              $ 210.8
Primary Benchmark               RUSSELL 2000 INDEX

Q:   HOW DID THE FUND PERFORM?

A: The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks, had a return of 13.8% (Institutional Shares) during the year ended delivered December 31, 2004. This compares to an 18.3% return from the Russell 2000 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: Stock selection negatively impacted relative performance during the period under review, particularly within the software, consumer cyclical and hardware sectors. In addition, the Fund's overweight position in the health care sector also hindered performance. Going forward, we would anticipate that the Fund's performance will be driven by broader stock selection and sector weightings structured more closely in line with the Russell 2000 benchmark.

     Among the holdings that disappointed during the year was the biopharmaceutical company Adolor. The company's share price declined after it announced that a Phase III trial of a key gastrointestinal drug failed to show significant improvement over the placebo. Maxtor, a hard disk drive manufacturer, was another detractor to the Fund. The company came under pressure as its peer group was hurt by high levels of inventory and weak pricing. Another detractor to performance was Northwest Airlines. In the beginning of the year, airlines expected to break even or post a small profit, reversing a slump that began in 2000. Instead, the industry was beset with rising fuel prices and fare wars that contributed to weaker ticket prices.

     Alternatively, the finance and basic material sectors aided performance. The largest stock contributor to the Fund was Encore Wire, a leading manufacturer of copper electrical wire. Encore was aided by low inventory and higher copper prices, which resulted in record prices for finished goods. Another contributor was biotechnology company AtheroGenics. The company's share price soared after the firm reported positive results in a Phase IIb clinical trial for its anti-inflammatory drug that is used in the treatment of atherosclerosis, a heart disease in which plaque builds up in the inner lining of an artery.

Q:   HOW WAS THE FUND MANAGED?

A: During the period under review, management of the Fund was transitioned to a new team. The Portfolio Managers strive to add value through stock selection rather than market timing or sector bets. To control risk and produce consistent excess returns, holdings in the Fund have increased to approximately 650 names and sector weightings will be within 1% of the Russell 2000 Index. The strategy's targeted tracking error relative to the benchmark is approximately 3%.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                         18.8%
Technology                                        17.6%
Industrial Products & Services                    17.6%
Finance & Insurance                               13.9%
REITs                                              7.6%
Health Services & Systems                          6.4%
Energy                                             6.3%
Pharmaceuticals                                    5.6%
Telecommunications                                 2.6%
Utilities                                          2.1%
Short-Term Investments                             1.5%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Applied Industrial Technologies, Inc.          1.0%

 2. Houston Exploration Co.                        1.0%

 3. Aaron Rents, Inc.                              1.0%

 4. Delphi Financial Group,Inc., Class A           0.9%

 5. Universal Forest Products, Inc.                0.9%

 6. Southwestern Energy Co.                        0.8%

 7. Moog, Inc., Class A                            0.8%

 8. CarrAmerica Realty Corp.                       0.8%

 9. Cash America International,Inc.                0.7%

10. R&G Financial Corp.
    (Puerto Rico), Class B                         0.7%

Top 10 equity holdings comprised 8.6% of the Portfolio's market value of investments ($17,887 in thousands). As of December 31, 2004, the Fund held 726 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                             1 YEAR        3 YEARS        5 YEARS    10 YEARS
                             ------------------------------------------------
INSTITUTIONAL SHARES          13.82%          8.27%          0.90%      10.83%
SELECT SHARES                 13.73%          8.11%          0.74%      10.69%

[CHART]

TEN YEAR PERFORMANCE (12/31/94 TO 12/31/04)

                    JPMORGAN U.S. SMALL
                       COMPANY FUND                                LIPPER SMALL-CAP
                  (INSTITUTIONAL SHARES)    RUSSELL 2000 INDEX     CORE FUNDS INDEX
Dec-1994               $  3,000,000            $  3,000,000          $  3,000,000
Jan-1995               $  2,994,000            $  2,962,200          $  3,030,900
Feb-1995               $  3,135,317            $  3,085,428          $  3,151,530
Mar-1995               $  3,234,393            $  3,138,188          $  3,218,342
Apr-1995               $  3,312,665            $  3,207,856          $  3,272,410
May-1995               $  3,354,736            $  3,263,031          $  3,312,007
Jun-1995               $  3,529,182            $  3,432,383          $  3,443,824
Jul-1995               $  3,709,523            $  3,630,088          $  3,634,268
Aug-1995               $  3,784,827            $  3,705,231          $  3,755,289
Sep-1995               $  3,849,547            $  3,771,554          $  3,819,504
Oct-1995               $  3,722,897            $  3,602,966          $  3,684,294
Nov-1995               $  3,877,397            $  3,754,290          $  3,794,454
Dec-1995               $  3,956,496            $  3,853,404          $  3,921,948
Jan-1996               $  3,982,609            $  3,849,165          $  3,950,578
Feb-1996               $  4,125,983            $  3,969,259          $  4,090,429
Mar-1996               $  4,184,572            $  4,050,232          $  4,192,690
Apr-1996               $  4,399,659            $  4,266,919          $  4,481,985
May-1996               $  4,549,248            $  4,435,036          $  4,684,123
Jun-1996               $  4,363,638            $  4,252,756          $  4,471,463
Jul-1996               $  4,060,802            $  3,881,490          $  4,108,381
Aug-1996               $  4,274,806            $  4,107,005          $  4,317,908
Sep-1996               $  4,447,081            $  4,267,589          $  4,499,260
Oct-1996               $  4,471,095            $  4,201,868          $  4,415,124
Nov-1996               $  4,636,525            $  4,374,985          $  4,574,510
Dec-1996               $  4,780,721            $  4,489,609          $  4,655,479
Jan-1997               $  4,883,029            $  4,579,401          $  4,759,296
Feb-1997               $  4,777,067            $  4,468,122          $  4,634,602
Mar-1997               $  4,543,946            $  4,257,227          $  4,401,018
Apr-1997               $  4,515,774            $  4,269,147          $  4,402,339
May-1997               $  4,978,641            $  4,744,303          $  4,871,628
Jun-1997               $  5,211,641            $  4,947,834          $  5,146,875
Jul-1997               $  5,547,271            $  5,177,908          $  5,456,717
Aug-1997               $  5,658,216            $  5,296,482          $  5,590,406
Sep-1997               $  6,011,289            $  5,684,184          $  6,009,687
Oct-1997               $  5,758,815            $  5,434,649          $  5,770,501
Nov-1997               $  5,784,729            $  5,399,323          $  5,696,639
Dec-1997               $  5,865,715            $  5,493,812          $  5,690,373
Jan-1998               $  5,692,677            $  5,407,009          $  5,607,293
Feb-1998               $  6,227,219            $  5,806,587          $  6,026,158
Mar-1998               $  6,552,903            $  6,045,819          $  6,309,990
Apr-1998               $  6,500,480            $  6,079,071          $  6,370,566
May-1998               $  6,150,754            $  5,751,409          $  6,039,934
Jun-1998               $  6,110,774            $  5,763,487          $  6,018,190
Jul-1998               $  5,580,359            $  5,296,644          $  5,584,278
Aug-1998               $  4,484,376            $  4,268,036          $  4,504,837
Sep-1998               $  4,790,659            $  4,602,223          $  4,694,491
Oct-1998               $  4,935,816            $  4,789,994          $  4,886,965
Nov-1998               $  5,177,671            $  5,040,990          $  5,159,658
Dec-1998               $  5,556,159            $  5,353,027          $  5,483,684
Jan-1999               $  5,565,049            $  5,424,222          $  5,442,557
Feb-1999               $  5,084,228            $  4,984,860          $  4,997,900
Mar-1999               $  5,285,564            $  5,062,624          $  5,020,390
Apr-1999               $  5,569,399            $  5,516,235          $  5,359,267
May-1999               $  5,486,972            $  5,596,772          $  5,470,204
Jun-1999               $  5,899,043            $  5,849,746          $  5,786,381
Jul-1999               $  5,871,318            $  5,689,463          $  5,754,556
Aug-1999               $  5,784,422            $  5,478,953          $  5,543,364
Sep-1999               $  5,949,278            $  5,480,049          $  5,538,929
Oct-1999               $  6,219,970            $  5,501,969          $  5,587,118
Nov-1999               $  7,008,663            $  5,830,437          $  5,947,487
Dec-1999               $  8,017,209            $  6,490,442          $  6,589,221
Jan-2000               $  7,976,321            $  6,385,946          $  6,462,708
Feb-2000               $  9,544,466            $  7,440,266          $  7,373,950
Mar-2000               $  8,682,601            $  6,949,952          $  7,269,240
Apr-2000               $  7,444,462            $  6,531,565          $  6,865,070
May-2000               $  6,926,327            $  6,150,775          $  6,573,304
Jun-2000               $  8,062,938            $  6,687,122          $  7,153,070
Jul-2000               $  7,654,953            $  6,471,797          $  6,930,609
Aug-2000               $  8,531,445            $  6,965,595          $  7,548,127
Sep-2000               $  8,297,684            $  6,760,807          $  7,354,140
Oct-2000               $  7,701,080            $  6,459,275          $  7,132,780
Nov-2000               $  6,521,275            $  5,796,553          $  6,422,355
Dec-2000               $  7,249,049            $  6,294,477          $  7,045,966
Jan-2001               $  7,348,361            $  6,622,419          $  7,296,802
Feb-2001               $  6,583,397            $  6,187,988          $  6,833,456
Mar-2001               $  6,106,100            $  5,885,396          $  6,510,233
Apr-2001               $  6,729,533            $  6,345,634          $  7,029,099
May-2001               $  6,991,312            $  6,501,736          $  7,284,958
Jun-2001               $  7,122,749            $  6,726,046          $  7,510,063
Jul-2001               $  6,734,559            $  6,362,167          $  7,335,830
Aug-2001               $  6,430,157            $  6,156,669          $  7,130,426
Sep-2001               $  5,512,573            $  5,327,982          $  6,196,340
Oct-2001               $  5,811,355            $  5,639,668          $  6,564,403
Nov-2001               $  6,215,244            $  6,076,179          $  7,052,138
Dec-2001               $  6,606,804            $  6,451,079          $  7,547,198
Jan-2002               $  6,470,044            $  6,383,988          $  7,458,141
Feb-2002               $  6,349,054            $  6,209,067          $  7,259,009
Mar-2002               $  6,837,931            $  6,708,275          $  7,816,501
Apr-2002               $  6,779,809            $  6,769,321          $  7,854,802
May-2002               $  6,495,735            $  6,468,763          $  7,561,818
Jun-2002               $  6,164,452            $  6,147,912          $  7,138,356
Jul-2002               $  5,306,977            $  5,219,578          $  6,168,253
Aug-2002               $  5,359,516            $  5,206,007          $  6,200,945
Sep-2002               $  5,033,121            $  4,832,215          $  5,761,918
Oct-2002               $  5,112,141            $  4,987,329          $  5,966,466
Nov-2002               $  5,449,031            $  5,432,199          $  6,406,791
Dec-2002               $  5,261,040            $  5,129,626          $  6,095,421
Jan-2003               $  5,028,502            $  4,987,535          $  5,917,435
Feb-2003               $  4,795,682            $  4,836,912          $  5,732,811
Mar-2003               $  4,816,783            $  4,899,308          $  5,780,967
Apr-2003               $  5,234,398            $  5,363,762          $  6,262,521
May-2003               $  5,784,534            $  5,939,294          $  6,812,371
Jun-2003               $  5,927,412            $  6,046,795          $  6,969,055
Jul-2003               $  6,197,109            $  6,425,324          $  7,326,568
Aug-2003               $  6,508,823            $  6,719,604          $  7,643,808
Sep-2003               $  6,323,973            $  6,595,292          $  7,477,937
Oct-2003               $  6,984,828            $  7,149,296          $  8,065,703
Nov-2003               $  7,153,861            $  7,403,096          $  8,356,069
Dec-2003               $  7,367,046            $  7,553,379          $  8,588,367
Jan-2004               $  7,451,767            $  7,881,196          $  8,860,619
Feb-2004               $  7,568,760            $  7,952,126          $  9,014,793
Mar-2004               $  7,642,934            $  8,026,081          $  9,112,153
Apr-2004               $  7,260,787            $  7,616,751          $  8,798,695
May-2004               $  7,271,678            $  7,737,857          $  8,875,244
Jun-2004               $  7,478,921            $  8,063,621          $  9,254,217
Jul-2004               $  7,022,707            $  7,520,939          $  8,766,519
Aug-2004               $  6,974,952            $  7,482,583          $  8,690,251
Sep-2004               $  7,320,212            $  7,833,516          $  9,122,156
Oct-2004               $  7,452,708            $  7,987,836          $  9,271,759
Nov-2004               $  8,105,565            $  8,680,381          $ 10,004,228
Dec-2004               $  8,387,371            $  8,937,321          $ 10,166,297

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 11/4/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Small Company Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from December 31, 1994 to December 31, 2004.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL
  COMPANY OPPORTUNITIES FUND

AS OF DECEMBER 31, 2004                                              (Unaudited)

FUND FACTS

Fund Inception                     6/16/1997
Fiscal Year End                  DECEMBER 31
Net Assets as of 12/31/2004
(In Millions)                          $ 6.6
Primary Benchmark               RUSSELL 2000
                                GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: The U.S. Small Company Opportunities Fund, which seeks to provide capital appreciation from a portfolio of small-cap growth stocks, rose 18.9% in the year ended December 31, 2004. This compares to a gain of 14.3% for the Russell 2000 Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The U.S. equity markets recorded another year of gains as strong earnings growth and healthy corporate balance sheets kept investors' minds off increasing short-term interest rates, high oil prices and the twin deficits. The Fund outperformed both its benchmark and the Lipper Small Cap Growth Index. The Fund's positive performance relative to the benchmark is attributable to stock selection rather than sector weightings, with names in the consumer discretionary and financial sectors doing particularly well.

     At the stock level, Psychiatric Solutions and Alliance Data Systems positively contributed to the Fund's performance. Psychiatric Solutions owns inpatient behavioral care facilities and also manages psychiatric units for third parties. Shares of the company advanced after it reported strong earnings throughout the year and increased its 2005 earnings outlook. During the year the firm acquired four psychiatric facilities and an inpatient management contract from Heartland. Additionally, the company participated in a successful secondary offering before year end, and net proceeds will be used to reduce debt. Alliance Data Systems, the largest U.S. specialty retail credit card processing company, reported stellar earnings throughout the year. The company offers a combination of strong earnings visibility as approximately 90% of its annual revenue is recurring.

     Despite the Fund's positive return for the period, a number of individual holdings, particularly in the technology sector, performed poorly. In particular, shares of Staktek Holdings declined after the company lowered quarterly earnings guidance. Staktek attributed the shortfall to a shortage of DRAM, with license revenues from Samsung making up the bulk of that business. Additionally, the company continues to experience market share erosion. As a result of these issues we exited our position. Another detractor from performance was chip-maker Conexant Systems, whose share price declined significantly during the year. The company's balance sheet has been severely impacted by increased inventories as demand continues to weaken for many of its products. Given the uncertainty about when sales will pick up and the lack of any near term growth drivers, we exited our position.

Q:   HOW WAS THE FUND MANAGED?

A: The Portfolio Managers utilize a "bottom up" approach to construct the Fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                        24.1%
Consumer Goods & Services                         24.0%
Health Services & Systems                         13.2%
Finance & Insurance                                8.5%
Pharmaceuticals                                    8.2%
Industrial Products & Services                     7.9%
Telecommunications                                 6.1%
Energy                                             6.0%
REITs                                              1.4%
Short-Term Investments                             0.6%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Psychiatric Solutions, Inc.                    1.5%

 2. Aeroflex, Inc.                                 1.4%

 3. General Cable Corp.                            1.3%

 4. The Pantry, Inc.                               1.3%

 5. Genesco, Inc.                                  1.3%

 6. Inter-Tel, Inc.                                1.3%

 7. Unit Corp.                                     1.3%

 8. Champion Enterprises, Inc.                     1.2%

 9. Sunrise Senior Living, Inc.                    1.2%

10. Tech Data Corp.                                1.2%

Top 10 equity holdings comprised 13.0% of the Portfolio's market value of investments ($870 in thousands). As of December 31, 2004, the Fund held 125 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004

                                                                         SINCE
                                                                     INCEPTION
                            1 YEAR       3 YEARS        5 YEARS      (6/16/97)
                            --------------------------------------------------
SELECT SHARES                18.85%         0.76%         (9.62%)         2.61%

[CHART]

LIFE OF FUND PERFORMANCE (06/16/97 TO 12/31/04)

                        JPMORGAN U.S.
                        SMALL COMPANY
                      OPPORTUNITIES FUND     RUSSELL 2000 GROWTH      LIPPER SMALL-CAP
                       (SELECT SHARES)              INDEX            GROWTH FUNDS INDEX
Jun-1997                $   1,000,000           $   1,000,000          $   1,000,000
Jun-1997                $   1,028,000           $   1,000,000          $   1,000,000
Jul-1997                $   1,092,970           $   1,051,200          $   1,060,200
Aug-1997                $   1,114,938           $   1,082,736          $   1,077,057
Sep-1997                $   1,222,976           $   1,169,138          $   1,167,745
Oct-1997                $   1,151,921           $   1,098,873          $   1,108,074
Nov-1997                $   1,136,946           $   1,072,720          $   1,083,031
Dec-1997                $   1,183,902           $   1,073,364          $   1,068,627
Jan-1998                $   1,182,955           $   1,059,088          $   1,052,811
Feb-1998                $   1,288,947           $   1,152,605          $   1,137,878
Mar-1998                $   1,363,964           $   1,200,899          $   1,189,310
Apr-1998                $   1,360,963           $   1,208,225          $   1,197,992
May-1998                $   1,256,986           $   1,120,508          $   1,113,175
Jun-1998                $   1,268,047           $   1,131,937          $   1,145,791
Jul-1998                $   1,186,005           $   1,037,420          $   1,059,627
Aug-1998                $     905,040           $     797,984          $     828,205
Sep-1998                $   1,012,016           $     878,899          $     872,513
Oct-1998                $   1,045,008           $     924,778          $     906,890
Nov-1998                $   1,131,012           $     996,540          $     980,621
Dec-1998                $   1,245,696           $   1,086,727          $   1,078,879
Jan-1999                $   1,303,248           $   1,135,630          $   1,104,988
Feb-1999                $   1,189,213           $   1,031,720          $     998,688
Mar-1999                $   1,229,290           $   1,068,449          $   1,043,829
Apr-1999                $   1,274,528           $   1,162,793          $   1,084,538
May-1999                $   1,250,949           $   1,164,654          $   1,090,503
Jun-1999                $   1,389,679           $   1,226,031          $   1,192,574
Jul-1999                $   1,384,537           $   1,188,147          $   1,188,400
Aug-1999                $   1,361,969           $   1,143,710          $   1,171,762
Sep-1999                $   1,412,362           $   1,165,784          $   1,214,297
Oct-1999                $   1,485,381           $   1,195,628          $   1,285,091
Nov-1999                $   1,688,879           $   1,322,005          $   1,447,269
Dec-1999                $   2,013,650           $   1,555,075          $   1,739,039
Jan-2000                $   2,083,524           $   1,540,613          $   1,720,953
Feb-2000                $   2,616,906           $   1,899,113          $   2,225,192
Mar-2000                $   2,220,183           $   1,699,517          $   2,050,514
Apr-2000                $   1,849,190           $   1,527,865          $   1,797,071
May-2000                $   1,634,314           $   1,394,024          $   1,650,070
Jun-2000                $   2,042,403           $   1,574,132          $   1,940,648
Jul-2000                $   1,863,488           $   1,439,229          $   1,814,312
Aug-2000                $   2,193,512           $   1,590,636          $   2,009,350
Sep-2000                $   2,084,494           $   1,511,582          $   1,909,887
Oct-2000                $   1,851,239           $   1,388,841          $   1,766,646
Nov-2000                $   1,401,018           $   1,136,628          $   1,465,786
Dec-2000                $   1,577,967           $   1,206,189          $   1,595,362
Jan-2001                $   1,607,475           $   1,303,770          $   1,644,020
Feb-2001                $   1,341,277           $   1,125,023          $   1,433,585
Mar-2001                $   1,155,510           $   1,022,758          $   1,294,384
Apr-2001                $   1,349,173           $   1,147,944          $   1,434,178
May-2001                $   1,380,879           $   1,174,576          $   1,473,044
Jun-2001                $   1,385,436           $   1,206,642          $   1,510,165
Jul-2001                $   1,261,994           $   1,103,716          $   1,426,049
Aug-2001                $   1,179,333           $   1,034,733          $   1,341,627
Sep-2001                $     940,282           $     867,727          $   1,132,199
Oct-2001                $   1,021,805           $     951,203          $   1,215,189
Nov-2001                $   1,123,781           $   1,030,628          $   1,309,366
Dec-2001                $   1,187,274           $   1,094,836          $   1,388,713
Jan-2002                $   1,119,244           $   1,055,860          $   1,346,774
Feb-2002                $   1,040,001           $     987,546          $   1,265,294
Mar-2002                $   1,138,593           $   1,073,364          $   1,368,796
Apr-2002                $   1,085,307           $   1,050,179          $   1,332,659
May-2002                $   1,011,723           $     988,744          $   1,279,220
Jun-2002                $     933,517           $     904,898          $   1,184,174
Jul-2002                $     796,477           $     765,815          $   1,016,258
Aug-2002                $     808,902           $     765,433          $   1,014,733
Sep-2002                $     761,338           $     710,168          $     953,241
Oct-2002                $     780,600           $     746,103          $     993,944
Nov-2002                $     836,101           $     820,042          $   1,077,237
Dec-2002                $     797,557           $     763,459          $   1,005,277
Jan-2003                $     752,255           $     742,693          $     978,738
Feb-2003                $     703,509           $     722,863          $     948,201
Mar-2003                $     722,785           $     733,778          $     967,734
Apr-2003                $     768,104           $     803,193          $   1,047,669
May-2003                $     850,829           $     893,713          $   1,154,531
Jun-2003                $     863,251           $     910,962          $   1,193,670
Jul-2003                $     888,199           $     979,831          $   1,263,499
Aug-2003                $     931,277           $   1,032,448          $   1,330,465
Sep-2003                $     898,403           $   1,006,327          $   1,297,736
Oct-2003                $     975,485           $   1,093,273          $   1,415,310
Nov-2003                $   1,003,775           $   1,128,914          $   1,452,958
Dec-2003                $   1,021,943           $   1,133,994          $   1,454,992
Jan-2004                $   1,083,157           $   1,193,529          $   1,523,085
Feb-2004                $   1,077,525           $   1,191,738          $   1,517,298
Mar-2004                $   1,083,236           $   1,197,340          $   1,506,828
Apr-2004                $   1,032,215           $   1,137,233          $   1,433,144
May-2004                $   1,059,363           $   1,159,864          $   1,463,097
Jun-2004                $   1,089,978           $   1,198,488          $   1,504,795
Jul-2004                $     995,913           $   1,090,863          $   1,372,072
Aug-2004                $   1,002,685           $   1,067,410          $   1,327,617
Sep-2004                $   1,055,928           $   1,126,438          $   1,403,424
Oct-2004                $   1,099,010           $   1,153,810          $   1,442,720
Nov-2004                $   1,178,358           $   1,251,307          $   1,543,711
Dec-2004                $   1,214,235           $   1,296,229          $   1,611,788

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The Fund commenced operations on 6/16/97.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Opportunities Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan U.S. Small Company Opportunities Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from June 16, 1997 to December 31, 2004. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DYNAMIC SMALL CAP FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 101.1%

             COMMON STOCKS -- 101.1%

             AEROSPACE -- 2.1%
        41   Engineered Support Systems, Inc. (l)                    $     2,439
        39   United Industrial Corp. (l)                                   1,526
             -------------------------------------------------------------------
                                                                           3,965
             -------------------------------------------------------------------

             AIRLINES -- 0.8%
        13   Republic Airways Holdings, Inc.*                                171
        65   SkyWest, Inc. (l)                                             1,308
             -------------------------------------------------------------------
                                                                           1,479
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.6%
       132   Jacuzzi Brands, Inc.*                                         1,148

             AUTOMOTIVE -- 2.0%
        25   Oshkosh Truck Corp.                                           1,720
        57   Winnebago Industries, Inc. (l)                                2,211
             -------------------------------------------------------------------
                                                                           3,931
             -------------------------------------------------------------------

             BANKING -- 3.7%
        49   Central Pacific Financial Corp. (l)                           1,780
        38   East-West Bancorp, Inc.                                       1,614
        43   MB Financial, Inc.                                            1,808
         1   Santander BanCorp (Puerto Rico)                                  36
        44   Texas Capital Bancshares, Inc.*                                 960
        28   Texas Regional Bancshares, Inc., Class A                        921
             -------------------------------------------------------------------
                                                                           7,119
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.2%
        43   Alexion Pharmaceuticals, Inc.*                                1,086
        88   Incyte Corp.* (l)                                               879
        14   Telik, Inc.* (l)                                                268
             -------------------------------------------------------------------
                                                                           2,233
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.8%
        61   Salem Communications Corp., Class A*                          1,511

             BUSINESS SERVICES -- 2.4%
        41   Alliance Data Systems Corp.*                                  1,954
        75   Learning Tree International, Inc.* (l)                        1,006
        86   LECG Corp*                                                    1,609
             -------------------------------------------------------------------
                                                                           4,569
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.1%
        52   Avocent Corp.*                                          $     2,093

             COMPUTER SOFTWARE -- 10.5%
        46   Ansys, Inc.*                                                  1,475
       224   Aspen Technology, Inc.*                                       1,389
        86   DSP Group, Inc.*                                              1,929
       123   Epicor Software Corp.*                                        1,739
        18   Global Payments, Inc.                                         1,077
        45   Hyperion Solutions Corp.*                                     2,078
        25   Kronos, Inc.* (l)                                             1,283
       200   Lawson Software, Inc.*                                        1,375
       114   Packeteer, Inc.*                                              1,652
        94   Serena Software, Inc.* (l)                                    2,028
        43   Take-Two Interactive Software, Inc.* (l)                      1,503
        77   THQ, Inc.* (l)                                                1,769
        26   Verint Systems, Inc.*                                           952
             -------------------------------------------------------------------
                                                                          20,249
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.3%
        53   Tech Data Corp.*                                              2,420

             CONSTRUCTION -- 0.6%
       100   Champion Enterprises, Inc.* (l)                               1,184

             CONSTRUCTION MATERIALS -- 1.2%
        27   Eagle Materials, Inc. (l)                                     2,349

             CONSUMER SERVICES -- 4.3%
        27   Arbitron, Inc.*                                               1,042
       171   Educate, Inc.*                                                2,259
        71   Jackson Hewitt Tax Service, Inc.                              1,798
        32   Ritchie Bros. Auctioneers, Inc. (Canada) (l)                  1,066
        53   Universal Technical Institute, Inc.* (l)                      2,007
             -------------------------------------------------------------------
                                                                           8,172
             -------------------------------------------------------------------

             DISTRIBUTION -- 1.0%
        30   Scansource, Inc.*                                             1,859

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.6%
        51   Paxar Corp.*                                                  1,140
       184   TTM Technologies, Inc.*                                       2,172

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
        39   Varian, Inc.*                                           $     1,608
                                                                           4,920
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 5.1%
        60   Carmike Cinemas, Inc.                                         2,201
       123   K2, Inc.*                                                     1,955
        66   LIFE TIME FITNESS, Inc.*                                      1,703
       144   Lions Gate Entertainment Corp.
             (Canada)* (l)                                                 1,532
        38   Penn National Gaming, Inc.*                                   2,307
             -------------------------------------------------------------------
                                                                           9,698
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.5%
        29   Waste Connections, Inc.*                                      1,010

             FINANCIAL SERVICES -- 0.7%
        27   Calamos Asset Management, Inc., Class A*                        721
        29   Marlin Business Services, Inc.*                                 549
             -------------------------------------------------------------------
                                                                           1,270
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.8%
        46   United Natural Foods, Inc.* (l)                               1,443

             HEALTH CARE/HEALTH CARE SERVICES -- 12.8%
        66   Abaxis, Inc.*                                                   955
        23   Advanced Medical Optics, Inc.*                                  954
        63   Amedisys, Inc.* (l)                                           2,024
        15   AMERIGROUP Corp.*                                             1,150
        69   ArthroCare Corp.* (l)                                         2,209
        20   Cooper Companies, Inc.                                        1,384
        42   Covance, Inc.*                                                1,620
        51   Gentiva Health Services* (l)                                    858
        56   Immucor, Inc.*                                                1,328
        76   Kyphon, Inc.* (l)                                             1,958
        85   Psychiatric Solutions, Inc.* (l)                              3,092
        49   Sunrise Senior Living, Inc.* (l)                              2,289
        21   Symmetry Medical, Inc.*                                         438
        25   TECHNE Corp.*                                                   986
        86   TriPath Imaging, Inc.* (l)                                      768
        73   VCA Antech, Inc.* (l)                                         1,431
        21   Ventana Medical Systems, Inc.* (l)                            1,334
             -------------------------------------------------------------------
                                                                          24,778
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 2.0%
        46   Gaylord Entertainment Co.*                              $     1,898
        99   Orient-Express Hotels LTD (Bermuda),
             Class A                                                       2,030
             -------------------------------------------------------------------
                                                                           3,928
             -------------------------------------------------------------------

             INSURANCE -- 2.6%
        45   Direct General Corp. (l)                                      1,457
        42   Infinity Property & Casualty Corp.                            1,492
        51   ProAssurance Corp.* (l)                                       1,984
             -------------------------------------------------------------------
                                                                           4,933
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.6%
        46   Equinix, Inc.* (l)                                            1,957
        22   F5 Networks, Inc.* (l)                                        1,077
       127   Sapient Corp.*                                                1,005
        39   WebEx Communications, Inc.* (l)                                 918
             -------------------------------------------------------------------
                                                                           4,957
             -------------------------------------------------------------------

             INVESTMENT COMPANY-- 0.0% ^
         4   Apollo Investment Corp.                                          53

             MACHINERY & ENGINEERING EQUIPMENT -- 0.7%
        34   Cascade Corp. (l)                                             1,362

             MANUFACTURING -- 1.4%
        36   Gardner Denver, Inc.*                                         1,318
        94   General Cable Corp.* (l)                                      1,303
             -------------------------------------------------------------------
                                                                           2,621
             -------------------------------------------------------------------

             METALS/MINING -- 1.0%
        54   Arch Coal, Inc.                                               1,907

             MULTI-MEDIA -- 0.4%
        50   Gray Television, Inc.                                           775

             OIL & GAS -- 7.5%
        32   Headwaters, Inc.* (l)                                           922
        66   Key Energy Services, Inc.*                                      781
        20   Newfield Exploration Co.*                                     1,157
        57   Oceaneering International, Inc.*                              2,109
        62   Spinnaker Exploration Co.*                                    2,188

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- CONTINUED
        38   Swift Energy Co.* (l)                                   $     1,097
        68   Unit Corp.*                                                   2,578
        57   Universal Compression Holding, Inc.*                          1,983
        80   W-H Energy Services, Inc.*                                    1,782
             -------------------------------------------------------------------
                                                                          14,597
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 6.4%
        52   Able Laboratories, Inc.* (l)                                  1,178
       113   Adolor Corp.*                                                 1,117
        36   AtheroGenics, Inc.* (l)                                         849
        93   Cubist Pharmaceuticals, Inc.* (l)                             1,094
        47   CV Therapeutics, Inc.*                                        1,090
        89   Cypress Bioscience, Inc.*                                     1,254
        13   Idenix Pharmaceuticals, Inc.* (l)                               228
        68   Nabi Biopharmaceuticals*                                        996
        33   Onyx Pharmaceuticals, Inc.* (l)                               1,059
        18   Pharmion Corp.*                                                 756
        39   Rigel Pharmaceuticals, Inc.* (l)                                940
        19   United Therapeutics Corp.* (l)                                  844
        40   Valeant Pharmaceuticals International                         1,049
             -------------------------------------------------------------------
                                                                          12,454
             -------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 0.4%
        26   Global Signal, Inc. +                                           716

             RESTAURANTS/FOOD SERVICES -- 1.1%
        63   Rare Hospitality International, Inc.*                         2,022

             RETAILING -- 4.4%
        28   Aeropostale, Inc.*                                              828
        27   Cost Plus, Inc.*                                                864
        52   Genesco, Inc.* (l)                                            1,613
        27   Guitar Center, Inc.* (l)                                      1,444
        28   The Children's Place Retail Stores, Inc.* (l)                 1,052
        87   The Pantry, Inc.*                                             2,624
             -------------------------------------------------------------------
                                                                           8,425
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 4.6%
       133   Credence Systems Corp.* (l)                                   1,216
        49   Cymer, Inc.* (l)                                              1,450
       148   Entegris, Inc.*                                               1,470
       103   Mattson Technology, Inc.*                                     1,163
        86   Micrel, Inc.*                                           $       946
        46   Power Integrations, Inc.*                                       906
        46   Semtech Corp.*                                                1,010
        16   Varian Semiconductor
             Equipment Associates, Inc.*                                     586
             -------------------------------------------------------------------
                                                                           8,747
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.6%
        16   UTI Worldwide, Inc. (Virgin Islands) (l)                      1,116

             TELECOMMUNICATIONS -- 5.7%
       202   Aeroflex, Inc.*                                               2,443
       176   Atheros Communications, Inc.*                                 1,805
       119   Nextel Partners, Inc., Class A*                               2,316
        71   Symmetricom, Inc.*                                              692
        87   Tekelec*                                                      1,770
        84   Viasat, Inc.*                                                 2,031
             -------------------------------------------------------------------
                                                                          11,057
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 2.1%
       176   C-COR.net Corp.*                                              1,636
        91   Inter-Tel, Inc. (l)                                           2,486
             -------------------------------------------------------------------
                                                                           4,122
             -------------------------------------------------------------------

             TRANSPORTATION -- 1.5%
        43   Heartland Express, Inc.                                         966
        95   Sirva, Inc.*                                                  1,829
             -------------------------------------------------------------------
                                                                           2,795
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $165,181)                                             193,987
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.3%

             MONEY MARKET FUND -- 2.3%
     4,464   JPMorgan Prime Money Market Fund (a)
             (Cost $4,464)                                           $     4,464
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 103.4%
             (COST $169,645)                                         $   198,451
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.4)%              (6,607)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $   191,844
             -------------------------------------------------------------------
             Percentages indicated are based on net assets.

SHARES       COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             MONEY MARKET FUND (c)
       300   Barclays Global Investors
             Prime Money Market Fund                                 $       300

             CERTIFICATES OF DEPOSIT (c)
     1,800   Depfa Bank NY,
             2.21%, 01/18/05                                               1,800
     1,800   Washington Mutual Bank FA,
             2.21%, 01/18/05                                               1,800
                                                                           3,600
             -------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$   37,570   Cantor Fitzgerald Securities, Inc.,
             2.35%, dated 12/31/04, due 01/03/05,
             proceeds $37,578 collateralized by
             U.S. Government Agency Securities                            37,570
                                                                     $    41,470
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.5%

             COMMON STOCKS -- 97.5%

             AEROSPACE -- 1.0%
        27   Rockwell Collins, Inc.                                  $     1,055
        28   United Defense Industries, Inc.*                              1,318
             -------------------------------------------------------------------
                                                                           2,373
             -------------------------------------------------------------------

             AIRLINES -- 0.5%
        52   SkyWest, Inc. (l)                                             1,041

             APPAREL -- 2.7%
        26   Coach, Inc.*                                                  1,461
        34   Columbia Sportswear Co.*                                      2,009
        50   VF Corp.                                                      2,769
             -------------------------------------------------------------------
                                                                           6,239
             -------------------------------------------------------------------

             AUTOMOTIVE -- 2.4%
        29   Autoliv, Inc. (Sweden)                                        1,404
        18   BorgWarner, Inc.                                                953
        20   Genuine Parts Co.                                               859
        20   Oshkosh Truck Corp. (l)                                       1,333
        13   Polaris Industries, Inc.                                        884
             -------------------------------------------------------------------
                                                                           5,433
             -------------------------------------------------------------------

             BANKING -- 6.0%
        17   BOK Financial Corp.*                                            850
        16   Cullen/Frost Bankers, Inc.                                      787
        17   Doral Financial Corp. (Puerto Rico)                             859
        29   M&T Bank Corp.                                                3,118
        97   North Fork Bancorporation, Inc.                               2,793
        20   Northern Trust Corp.                                            991
        17   TCF Financial Corp.                                             540
        15   Webster Financial Corp.                                         775
        57   Wilmington Trust Corp.                                        2,071
        13   Zions Bancorporation                                            878
             -------------------------------------------------------------------
                                                                          13,662
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 0.7%
        14   Genzyme Corp.*                                                  837
        12   Invitrogen Corp.*                                               832
             -------------------------------------------------------------------
                                                                           1,669
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.4%
        30   Univision Communications, Inc., Class A*                        885

             BUSINESS SERVICES -- 3.3%
        35   Affiliated Computer Services, Inc.,
             Class A*                                                $     2,131
        18   Alliance Data Systems Corp.*                                    855
        18   ChoicePoint, Inc.*                                              842
        48   IMS Health, Inc.                                              1,102
        63   Interactive Data Corp.*                                       1,374
        23   Manpower, Inc.                                                1,096
             -------------------------------------------------------------------
                                                                           7,400
             -------------------------------------------------------------------

             CHEMICALS -- 2.0%
        19   Albemarle Corp.                                                 728
        17   Ashland, Inc.                                                 1,016
        17   International Flavors & Fragrances, Inc.                        720
        23   Sigma-Aldrich Corp.                                           1,402
        15   The Sherwin-Williams Co.                                        687
             -------------------------------------------------------------------
                                                                           4,553
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 0.8%
        28   Juniper Networks, Inc.*                                         765
        30   Network Appliance, Inc.*                                        992
             -------------------------------------------------------------------
                                                                           1,757
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 3.0%
        24   Adobe Systems, Inc.                                           1,525
        25   Cognos, Inc. (Canada)*                                        1,108
        73   Computer Associates International, Inc.                       2,254
        18   Dun & Bradstreet Corp.*                                       1,065
        24   Fiserv, Inc.*                                                   971
             -------------------------------------------------------------------
                                                                           6,923
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 2.7%
        18   Apple Computer, Inc.*                                         1,133
        12   Lexmark International, Inc., Class A*                         1,012
        28   NCR Corp.*                                                    1,942
        26   Tech Data Corp.*                                              1,165
        15   Zebra Technologies Corp., Class A*                              863
             -------------------------------------------------------------------
                                                                           6,115
             -------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 1.5%
        14   American Standard Companies, Inc.*                              591
        25   Florida Rock Industries, Inc.                                 1,471
        24   Vulcan Materials Co.                                          1,332
             -------------------------------------------------------------------
                                                                           3,394
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             CONSUMER PRODUCTS -- 1.0%
        14   Clorox Co.                                              $       813
        18   Fortune Brands, Inc.                                          1,397
             -------------------------------------------------------------------
                                                                           2,210
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.7%
        56   Amphenol Corp., Class A*                                      2,043
        45   Arrow Electronics, Inc.*                                      1,103
        23   Fisher Scientific International*                              1,444
        47   Flextronics International LTD (Singapore)*                      656
        34   Jabil Circuit, Inc.*                                            876
             -------------------------------------------------------------------
                                                                           6,122
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 1.3%
        27   Brunswick Corp.                                               1,326
        10   International Speedway Corp., Class A                           544
        20   Royal Caribbean Cruises LTD (l)                               1,078
             -------------------------------------------------------------------
                                                                           2,948
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.7%
        50   Republic Services, Inc.                                       1,677

             FINANCIAL SERVICES -- 4.4%
        42   AmeriCredit Corp.*                                            1,033
        95   Ameritrade Holding Corp.*                                     1,357
        26   CIT Group, Inc.                                               1,178
        46   Golden West Financial Corp.                                   2,812
        18   Legg Mason, Inc.                                              1,326
        36   T. Rowe Price Group, Inc.                                     2,249
             -------------------------------------------------------------------
                                                                           9,955
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 1.9%
        18   Brown-Forman Corp., Class B                                     899
        36   Dean Foods Co.*                                               1,193
        38   Hormel Foods Corp.                                            1,185
        22   The J.M. Smucker Co.                                          1,056
             -------------------------------------------------------------------
                                                                           4,333
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 8.7%
        12   Aetna, Inc.                                                   1,485
        13   Bausch & Lomb, Inc.                                             835
        12   Beckman Coulter, Inc.                                           814
        21   Biomet, Inc.                                                    922
        48   Caremark Rx, Inc.*                                      $     1,901
        19   Covance, Inc.*                                                  738
        37   Coventry Health Care, Inc.*                                   1,980
        30   Cytyc Corp.*                                                    823
        42   DaVita, Inc.*                                                 1,669
        23   Laboratory Corp. of America Holdings*                         1,131
        36   Manor Care, Inc.                                              1,258
        62   Omnicare, Inc.                                                2,145
         8   Quest Diagnostics, Inc.                                         793
        17   Renal Care Group, Inc.*                                         608
        26   St. Jude Medical, Inc.*                                       1,096
        22   Triad Hospitals, Inc.*                                          811
        10   Zimmer Holdings, Inc.*                                          793
             -------------------------------------------------------------------
                                                                          19,802
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 1.6%
        57   Caesars Entertainment, Inc.*                                  1,157
         5   Choice Hotels International, Inc.                               261
        56   Hilton Hotels Corp.                                           1,272
        13   Marriott International, Inc., Class A                           831
             -------------------------------------------------------------------
                                                                           3,521
             -------------------------------------------------------------------

             INSURANCE -- 7.1%
        12   AMBAC Financial Group, Inc.                                     949
       105   Assurant, Inc.                                                3,195
        31   Cincinnati Financial Corp.                                    1,350
        55   IPC Holdings LTD (Bermuda)                                    2,401
        22   MGIC Investment Corp.                                         1,509
        77   Old Republic International Corp.                              1,942
        15   PartnerRe LTD (Bermuda)                                         923
        32   Principal Financial Group, Inc.                               1,294
        19   SAFECO Corp.                                                    972
        39   Willis Group Holdings LTD
             (United Kingdom)                                              1,604
             -------------------------------------------------------------------
                                                                          16,139
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 1.1%
        16   Ask Jeeves, Inc.* (l)                                           424
        26   CheckFree Corp.* (l)                                            982
        34   VeriSign, Inc.*                                               1,149
             -------------------------------------------------------------------
                                                                           2,555
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             MACHINERY & ENGINEERING EQUIPMENT -- 0.4%
        18   Rockwell Automation, Inc.                               $       867

             MANUFACTURING -- 3.8%
        23   Carlisle Companies, Inc.                                      1,493
        20   Cooper Industries LTD, Class A                                1,371
        33   Crane Co.                                                       963
        26   Donaldson Co., Inc. (l)                                         855
        52   Harsco Corp.                                                  2,908
        13   ITT Industries, Inc.                                          1,077
             -------------------------------------------------------------------
                                                                           8,667
             -------------------------------------------------------------------

             METALS/MINING -- 1.0%
        23   CONSOL Energy, Inc.                                             936
        21   Precision Castparts Corp.                                     1,373
             -------------------------------------------------------------------
                                                                           2,309
             -------------------------------------------------------------------

             MULTI-MEDIA -- 2.4%
        19   Dex Media, Inc.                                                 477
        25   Gannett Co., Inc.                                             2,010
         9   Knight Ridder, Inc.                                             616
        47   The E.W. Scripps Co., Class A                                 2,291
             -------------------------------------------------------------------
                                                                           5,394
             -------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.6%
        79   Xerox Corp.*                                                  1,338

             OIL & GAS -- 5.2%
        19   BJ Services Co.                                                 880
        42   Burlington Resources, Inc.                                    1,818
        65   Devon Energy Corp.                                            2,514
         9   Energen Corp.                                                   507
        10   Equitable Resources, Inc.                                       613
        15   Nabors Industries LTD (Barbados)*                               792
        17   Newfield Exploration Co.*                                     1,013
        24   Noble Corp.*                                                  1,176
        38   Premcor, Inc.                                                 1,598
        32   Talisman Energy, Inc. (Canada) (l)                              874
             -------------------------------------------------------------------
                                                                          11,785
             -------------------------------------------------------------------

             PACKAGING -- 0.7%
        11   Ball Corp.                                                      493
        44   Pactiv Corp.*                                                 1,107
             -------------------------------------------------------------------
                                                                           1,600
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.6%
        26   Rayonier, Inc.                                          $     1,253

             PHARMACEUTICALS -- 2.4%
        40   Celgene Corp.*                                                1,061
        23   Eon Labs, Inc.* (l)                                             610
        18   OSI Pharmaceuticals, Inc.*                                    1,362
        23   Sepracor, Inc.* (l)                                           1,348
        39   Valeant Pharmaceuticals International                         1,020
             -------------------------------------------------------------------
                                                                           5,401
             -------------------------------------------------------------------

             PIPELINES -- 1.2%
        39   Kinder Morgan, Inc.                                           2,830

             REAL ESTATE -- 0.9%
        43   Brookfield Properties Corp. (Canada)                          1,597
         9   Forest City Enterprises, Inc., Class A                          518
             -------------------------------------------------------------------
                                                                           2,115
             -------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 0.5%
        17   PS Business Parks, Inc.                                         757
         8   Public Storage, Inc.                                            452
             -------------------------------------------------------------------
                                                                           1,209
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.6%
        40   Applebee's International, Inc.                                1,053
        40   Outback Steakhouse, Inc.                                      1,844
        23   The Cheesecake Factory, Inc.*                                   740
             -------------------------------------------------------------------
                                                                           3,637
             -------------------------------------------------------------------

             RETAILING -- 10.3%
        35   Abercrombie & Fitch Co., Class A                              1,639
        23   Advanced Auto Parts, Inc.*                                    1,002
        70   Autonation, Inc.*                                             1,350
        36   AutoZone, Inc.*                                               3,241
        33   CarMax, Inc.*                                                 1,014
        16   CDW Corp.                                                     1,082
        19   Chico's FAS, Inc.* (l)                                          883
        75   Circuit City Stores, Inc.                                     1,174
        32   Claire's Stores, Inc.                                           690
        63   Family Dollar Stores, Inc.                                    1,967
        52   Foot Locker, Inc.                                             1,387
        24   MSC Industrial Direct Co., Class A                              880

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RETAILING -- CONTINUED
        21   PETsMART, Inc.                                          $       759
        41   RadioShack Corp.                                              1,348
        33   The May Department Stores Co.                                   961
        66   The TJX Companies, Inc.                                       1,649
        42   Tiffany & Co.                                                 1,343
        25   Tuesday Morning Corp.*                                          766
             -------------------------------------------------------------------
                                                                          23,135
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 1.8%
        24   Altera Corp.*                                                   491
        34   Broadcom Corp., Class A*                                      1,105
        18   KLA-Tencor Corp.*                                               848
        21   Linear Technology Corp.                                         824
        34   Microchip Technology, Inc.                                      918
             -------------------------------------------------------------------
                                                                           4,186
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 3.4%
        33   Alltel Corp.                                                  1,957
        51   Avaya, Inc.*                                                    871
        59   CenturyTel, Inc.                                              2,075
        57   Nextel Partners, Inc., Class A* (l)                           1,106
        15   Telephone & Data Systems, Inc.                                1,131
        17   West Corp.* (l)                                                 566
             -------------------------------------------------------------------
                                                                           7,706
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.4%
        41   Polycom, Inc.*                                                  951

             TEXTILES -- 0.8%
        21   Mohawk Industries, Inc.*                                      1,907

             UTILITIES -- 2.0%
        18   Dominion Resources, Inc.                                      1,239
        28   Energy East Corp.                                               744
        31   SCANA Corp.                                                   1,210
        23   Sempra Energy                                                   844
        21   Westar Energy, Inc.                                             478
             -------------------------------------------------------------------
                                                                           4,515
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $169,261)                                             221,511
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 2.1%

             MONEY MARKET FUND -- 2.1%
     4,756   JPMorgan Prime Money Market Fund (a)
             (Cost $4,756)                                           $     4,756
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.6%
             (COST $174,017)                                         $   226,267
             -------------------------------------------------------------------
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%                   840
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $   227,107
             -------------------------------------------------------------------
             Percentages indicated are based on net assets.

SHARES       COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             MONEY MARKET FUND (c)
       100   Barclays Global Investors Prime
             Money Market Fund                                       $       100

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$    9,003   Cantor Fitzgerald Securities 2.35%,
             dated 12/31/04, due 01/03/05,
             proceeds $9,004 collateralized by
             U.S. Government Agency Securities                             9,003
             -------------------------------------------------------------------
                                                                     $     9,103
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.7%

             COMMON STOCKS -- 98.7%

             AEROSPACE -- 1.0%
        14   Rockwell Collins, Inc.                                  $       556

             AIRLINES -- 1.0%
        27   SkyWest, Inc. (l)                                               551

             APPAREL -- 1.3%
        14   Coach, Inc.*                                                    773

             AUTOMOTIVE -- 3.3%

        15   Autoliv, Inc. (Sweden)                                          715
        10   Oshkosh Truck Corp. (l)                                         704
         7   Polaris Industries, Inc. (l)                                    469
             -------------------------------------------------------------------
                                                                           1,888
             -------------------------------------------------------------------

             BANKING -- 3.4%
         9   BOK Financial Corp.* (l)                                        449
         9   Doral Financial Corp. (Puerto Rico)                             448
        21   North Fork Bancorporation, Inc.                                 595
         7   Zions Bancorporation                                            449
             -------------------------------------------------------------------
                                                                           1,941
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.5%
         8   Genzyme Corp.*                                                  439
         7   Invitrogen Corp.*                                               436
             -------------------------------------------------------------------
                                                                             875
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.8%
        16   Univision Communications, Inc., Class A*                        468

             BUSINESS SERVICES -- 3.6%
        11   Affiliated Computer Services, Inc., Class A*                    639
         9   Alliance Data Systems Corp.*                                    427
         9   ChoicePoint, Inc.*                                              423
        12   Manpower, Inc.                                                  577
             -------------------------------------------------------------------
                                                                           2,066
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.6%
        15   Juniper Networks, Inc.*                                         405
        16   Network Appliance, Inc.*                                        525
             -------------------------------------------------------------------
                                                                             930
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 5.6%
        13   Adobe Systems, Inc.                                     $       804
        13   Cognos, Inc. (Canada)*                                          586
        24   Computer Associates International, Inc.                         745
         9   Dun & Bradstreet Corp.*                                         564
        12   Fiserv, Inc.*                                                   494
             -------------------------------------------------------------------
                                                                           3,193
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 4.7%
         9   Apple Computer, Inc.*                                           599
        15   NCR Corp.*                                                    1,025
        14   Tech Data Corp.*                                                614
         8   Zebra Technologies Corp., Class A*                              455
             -------------------------------------------------------------------
                                                                           2,693
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 5.5%
        30   Amphenol Corp., Class A*                                      1,083
        23   Arrow Electronics, Inc.*                                        563
        12   Fisher Scientific International*                                764
        25   Flextronics International LTD (Singapore)*                      347
        18   Jabil Circuit, Inc.*                                            463
             -------------------------------------------------------------------
                                                                           3,220
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 2.7%
        14   Brunswick Corp.                                                 675
         5   International Speedway Corp., Class A                           285
        11   Royal Caribbean Cruises LTD (l)                                 572
             -------------------------------------------------------------------
                                                                           1,532
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 4.2%
        22   AmeriCredit Corp.*                                              526
        51   Ameritrade Holding Corp.*                                       719
        13   CIT Group, Inc.                                                 600
         9   T. Rowe Price Group, Inc.                                       572
             -------------------------------------------------------------------
                                                                           2,417
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 14.0%
         7   Aetna, Inc.                                                     860
         7   Bausch & Lomb, Inc.                                             429
         6   Beckman Coulter, Inc.                                           425
        11   Biomet, Inc.                                                    488
        25   Caremark Rx, Inc.*                                            1,001
        10   Covance, Inc.*                                                  389

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        16   Cytyc Corp.*                                            $       436
        22   DaVita, Inc.*                                                   882
        12   Laboratory Corp. of America Holdings*                           598
        10   Manor Care, Inc.                                                351
        24   Omnicare, Inc.                                                  820
        14   St. Jude Medical, Inc.*                                         577
        11   Triad Hospitals, Inc.*                                          426
         5   Zimmer Holdings, Inc.*                                          421
             -------------------------------------------------------------------
                                                                           8,103
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 3.0%
        30   Caesars Entertainment, Inc.*                                    610
        30   Hilton Hotels Corp.                                             673
         7   Marriott International, Inc., Class A                           441
             -------------------------------------------------------------------
                                                                           1,724
             -------------------------------------------------------------------

             INSURANCE -- 1.6%
         6   AMBAC Financial Group, Inc.                                     473
        11   Willis Group Holdings LTD (United Kingdom)                      432
             -------------------------------------------------------------------
                                                                             905
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.3%
         8   Ask Jeeves, Inc.* (l)                                           211
        13   CheckFree Corp.* (l)                                            501
        18   VeriSign, Inc.*                                                 607
             -------------------------------------------------------------------
                                                                           1,319
             -------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 0.8%
         9   Rockwell Automation, Inc.                                       436

             MANUFACTURING -- 3.6%
        14   Donaldson Co., Inc. (l)                                         451
        19   Harsco Corp.                                                  1,039
         7   ITT Industries, Inc.                                            562
             -------------------------------------------------------------------
                                                                           2,052
             -------------------------------------------------------------------

             METALS/MINING -- 2.1%
        12   CONSOL Energy, Inc.                                             493
        11   Precision Castparts Corp.                                       722
             -------------------------------------------------------------------
                                                                           1,215
             -------------------------------------------------------------------

             MULTI-MEDIA -- 0.7%
         8   The E.W. Scripps Co., Class A                           $       406

             OFFICE/BUSINESS EQUIPMENT -- 1.2%
        40   Xerox Corp.*                                                    683

             OIL & GAS -- 4.4%
        10   BJ Services Co.                                                 472
         9   Nabors Industries LTD (Barbados)*                               441
         9   Newfield Exploration Co.*                                       540
        12   Noble Corp.*                                                    603
        16   Talisman Energy, Inc. (Canada)                                  443
             -------------------------------------------------------------------
                                                                           2,499
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 5.0%
        21   Celgene Corp.*                                                  562
        12   Eon Labs, Inc.* (l)                                             324
        10   OSI Pharmaceuticals, Inc.*                                      716
        12   Sepracor, Inc.*                                                 709
        20   Valeant Pharmaceuticals International                           539
             -------------------------------------------------------------------
                                                                           2,850
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 0.7%
        12   The Cheesecake Factory, Inc.*                                   395

             RETAILING -- 11.3%
        18   Abercrombie & Fitch Co., Class A                                866
        12   Advanced Auto Parts, Inc.*                                      529
        17   CarMax, Inc.* (l)                                               534
         9   CDW Corp.                                                       571
        10   Chico's FAS, Inc.* (l)                                          464
        38   Circuit City Stores, Inc.                                       597
        17   Claire's Stores, Inc.                                           363
        27   Foot Locker, Inc.                                               731
        13   MSC Industrial Direct Co., Class A                              464
        11   PETsMART, Inc.                                                  400
        22   RadioShack Corp.                                                710
         9   Tiffany & Co.                                                   294
             -------------------------------------------------------------------
                                                                           6,523
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 3.8%
        12   Altera Corp.*                                                   255
        18   Broadcom Corp., Class A*                                        583

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
        10   KLA-Tencor Corp.*                                       $       447
        11   Linear Technology Corp.                                         434
        18   Microchip Technology, Inc.                                      485
             -------------------------------------------------------------------
                                                                           2,204
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 2.3%
        27   Avaya, Inc.*                                                    459
        29   Nextel Partners, Inc., Class A* (l)                             562
         9   West Corp.* (l)                                                 281
             -------------------------------------------------------------------
                                                                           1,302
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.9%
        22   Polycom, Inc.*                                                  503

             TEXTILES -- 0.8%
         5   Mohawk Industries, Inc.*                                        443
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $45,221)                                               56,665
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.6%

             MONEY MARKET FUND -- 1.6%

       900   JPMorgan Prime Money Market Fund (a)
             (Cost $900)                                             $       900
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.3%
             (COST $46,121)                                          $    57,565
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%                (183)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $    57,382
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)        COLLATERAL INVESTMENT                                         VALUE
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$    2,830   Deutsche Bank Securities Inc., 2.33%,
             dated 12/31/04, due 01/03/05,
             proceeds $2,831 collateralized by
             U.S. Government Agency Securities                       $     2,830
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.8%

             COMMON STOCKS -- 96.8%

             AEROSPACE -- 1.1%
       848   United Defense Industries, Inc.*                        $    40,087

             APPAREL -- 4.2%
     1,063   Columbia Sportswear Co.* (l)                                 63,365
     1,663   VF Corp.                                                     92,120
             -------------------------------------------------------------------
                                                                         155,485
             -------------------------------------------------------------------

             AUTOMOTIVE -- 1.5%
       600   BorgWarner, Inc.                                             32,513
       548   Genuine Parts Co.                                            24,127
             -------------------------------------------------------------------
                                                                          56,640
             -------------------------------------------------------------------

             BANKING -- 7.9%
       397   Cullen/Frost Bankers, Inc.                                   19,314
       796   M&T Bank Corp.                                               85,797
     2,299   North Fork Bancorporation, Inc.                              66,312
       635   Northern Trust Corp.                                         30,839
       480   TCF Financial Corp.                                          15,418
       464   Webster Financial Corp.                                      23,477
     1,438   Wilmington Trust Corp.                                       51,980
             -------------------------------------------------------------------
                                                                         293,137
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 2.5%
       480   Affiliated Computer Services, Inc.,
             Class A* (l)                                                 28,867
     1,510   IMS Health, Inc.                                             35,055
     1,268   Interactive Data Corp.*                                      27,566
             -------------------------------------------------------------------
                                                                          91,488
             -------------------------------------------------------------------

             CHEMICALS -- 4.0%
       716   Albemarle Corp.                                              27,724
       531   Ashland, Inc.                                                30,971
       542   International Flavors & Fragrances, Inc.                     23,228
       716   Sigma-Aldrich Corp.                                          43,265
       504   The Sherwin-Williams Co.                                     22,511
             -------------------------------------------------------------------
                                                                         147,699
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 0.8%
       937   Computer Associates International, Inc.                      29,113

             COMPUTERS/COMPUTER HARDWARE -- 0.8%
       353   Lexmark International, Inc., Class A* (l)                    30,022

             CONSTRUCTION MATERIALS -- 3.2%
       474   American Standard Companies, Inc.*                      $    19,573
       707   Florida Rock Industries, Inc.                                42,079
     1,012   Vulcan Materials Co.                                         55,282
             -------------------------------------------------------------------
                                                                         116,934
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 2.0%
       477   Clorox Co.                                                   28,133
       610   Fortune Brands, Inc. (l)                                     47,065
             -------------------------------------------------------------------
                                                                          75,198
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 1.5%
     1,655   Republic Services, Inc.                                      55,505

             FINANCIAL SERVICES -- 4.5%
     1,624   Golden West Financial Corp.                                  99,722
       558   Legg Mason, Inc. (l)                                         40,853
       382   T. Rowe Price Group, Inc.                                    23,742
             -------------------------------------------------------------------
                                                                         164,317
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 3.8%
       632   Brown-Forman Corp., Class B                                  30,782
     1,333   Dean Foods Co.* (l)                                          43,925
     1,117   Hormel Foods Corp.                                           35,027
       654   The J.M. Smucker Co. (l)                                     30,791
             -------------------------------------------------------------------
                                                                         140,525
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 4.1%
     1,280   Coventry Health Care, Inc.* (l)                              67,957
       531   Manor Care, Inc.                                             18,817
       547   Omnicare, Inc.                                               18,920
       247   Quest Diagnostics, Inc.                                      23,563
       638   Renal Care Group, Inc.*                                      22,951
             -------------------------------------------------------------------
                                                                         152,208
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.2%
       133   Choice Hotels International, Inc.                             7,702

             INSURANCE -- 11.5%
     2,893   Assurant, Inc.                                               88,384
       911   Cincinnati Financial Corp.                                   40,300
     1,245   IPC Holdings LTD (Bermuda)                                   54,170
       674   MGIC Investment Corp.                                        46,438

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             INSURANCE -- CONTINUED
     2,671   Old Republic International Corp.                        $    67,571
       486   PartnerRe LTD (Bermuda)                                      30,109
       911   Principal Financial Group, Inc. (l)                          37,288
       702   SAFECO Corp.                                                 36,646
       562   Willis Group Holdings LTD
             (United Kingdom)                                             23,142
             -------------------------------------------------------------------
                                                                         424,048
             -------------------------------------------------------------------

             MANUFACTURING -- 4.0%
       760   Carlisle Companies, Inc.                                     49,366
       548   Cooper Industries LTD, Class A                               37,224
     1,140   Crane Co.                                                    32,886
       501   Harsco Corp.                                                 27,948
             -------------------------------------------------------------------
                                                                         147,424
             -------------------------------------------------------------------

             MULTI-MEDIA -- 3.9%
       572   Dex Media, Inc.                                              14,265
       775   Gannett Co., Inc.                                            63,325
       251   Knight Ridder, Inc.                                          16,809
     1,015   The E.W. Scripps Co., Class A (l)                            48,997
             -------------------------------------------------------------------
                                                                         143,396
             -------------------------------------------------------------------

             OIL & GAS -- 5.8%
     1,232   Burlington Resources, Inc.                                   53,575
     1,976   Devon Energy Corp. (l)                                       76,905
       289   Energen Corp.                                                17,031
       309   Equitable Resources, Inc. (l)                                18,714
     1,109   Premcor, Inc.                                                46,779
             -------------------------------------------------------------------
                                                                         213,004
             -------------------------------------------------------------------

             PACKAGING -- 1.8%
       569   Ball Corp. (l)                                               25,011
     1,573   Pactiv Corp.*                                                39,769
             -------------------------------------------------------------------
                                                                          64,780
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 1.0%
       788   Rayonier, Inc. (l)                                           38,540

             PIPELINES -- 2.8%
     1,424   Kinder Morgan, Inc.                                         104,159

             REAL ESTATE -- 1.5%
       959   Brookfield Properties Corp. (Canada)                    $    35,859
       308   Forest City Enterprises, Inc., Class A                       17,731
             -------------------------------------------------------------------
                                                                          53,590
             -------------------------------------------------------------------

             REAL ESTATE INVESTMENT TRUST -- 1.0%
       552   PS Business Parks, Inc.                                      24,886
       222   Public Storage, Inc.                                         12,371
             -------------------------------------------------------------------
                                                                          37,257
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 2.5%
     1,326   Applebee's International, Inc. (l)                           35,067
     1,250   Outback Steakhouse, Inc. (l)                                 57,235
             -------------------------------------------------------------------
                                                                          92,302
             -------------------------------------------------------------------

             RETAILING -- 9.3%
     2,303   Autonation, Inc.*                                            44,248
     1,122   AutoZone, Inc.*                                             102,423
     2,037   Family Dollar Stores, Inc.                                   63,619
     1,091   The May Department Stores Co.                                32,087
     2,088   The TJX Companies, Inc.                                      52,466
       776   Tiffany & Co.                                                24,793
       728   Tuesday Morning Corp.*                                       22,308
             -------------------------------------------------------------------
                                                                         341,944
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 4.5%
     1,084   Alltel Corp. (l)                                             63,708
     1,848   CenturyTel, Inc.                                             65,537
       469   Telephone & Data Systems, Inc. (l)                           36,105
             -------------------------------------------------------------------
                                                                         165,350
             -------------------------------------------------------------------

             TEXTILES -- 0.8%
       333   Mohawk Industries, Inc.* (l)                                 30,395

             UTILITIES -- 4.3%
       562   Dominion Resources, Inc.                                     38,097
     1,044   Energy East Corp. (l)                                        27,843
     1,021   SCANA Corp.                                                  40,235
       698   Sempra Energy                                                25,603
     1,124   Westar Energy, Inc.                                          25,706
             -------------------------------------------------------------------
                                                                         157,484
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $3,119,895)                                         3,569,733
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 4.3%

             MONEY MARKET FUND -- 4.3%
   157,737   JPMorgan Prime Money
             Market Fund (a)
             (Cost $157,737)                                         $   157,737

             TOTAL INVESTMENTS -- 101.1%
             (COST $3,277,632)                                       $ 3,727,470
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1)%             (41,316)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $ 3,688,754
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

SHARES       COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             MONEY MARKET FUND (c)
     3,100   Barclays Global Investors Prime
             Money Market Fund                                       $     3,100

PRINCIPLE
AMOUNT
(USD)        COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             CERTIFICATES OF DEPOSIT (c)
$    6,600   Depfa Bank NY, 2.21%, 01/18/05                          $     6,100
     5,000   Washington Mutual Bank FA,
             2.21%, 01/18/05                                               5,000
             -------------------------------------------------------------------
                                                                          11,100
             -------------------------------------------------------------------

             COMMERCIAL PAPER (c)
     6,077   Kitty Hawk, 2.23%, 01/18/05                                   6,078

             REPURCHASE AGREEMENT (c)
    91,651   Cantor Fitzgerald Securities 2.35%,
             dated 12/31/04, due 01/03/05,
             proceeds $91,669 collateralized by
             U.S. Government Agency Securities                            91,651
             -------------------------------------------------------------------
                                                                     $   111,929
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 89.8%

             COMMON STOCKS -- 89.8%

             AEROSPACE -- 2.0%
        52   Alliant Techsystems, Inc.*                              $     3,391
        63   Curtiss-Wright Corp.                                          3,605
             -------------------------------------------------------------------
                                                                           6,996
             -------------------------------------------------------------------

             APPAREL -- 3.0%
        92   Kenneth Cole Productions, Inc., Class A                       2,824
       154   Quiksilver, Inc.*                                             4,578
        53   Timberland Co., Class A*                                      3,303
             -------------------------------------------------------------------
                                                                          10,705
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.2%
        83   Jacuzzi Brands, Inc.*                                           721

             AUTOMOTIVE -- 3.5%
        64   Bandag, Inc.                                                  3,188
        61   Lithia Motors, Inc., Class A                                  1,625
        54   Oshkosh Truck Corp.                                           3,692
        33   Polaris Industries, Inc.                                      2,272
        46   Winnebago Industries, Inc.                                    1,797
             -------------------------------------------------------------------
                                                                          12,574
             -------------------------------------------------------------------

             BANKING -- 5.9%
        29   Alabama National Bancorp                                      1,851
        42   Bank of the Ozarks, Inc.                                      1,426
        57   Boston Private Financial Holdings, Inc.                       1,592
        77   East-West Bancorp, Inc.                                       3,222
        82   Hancock Holding Co.                                           2,730
        82   Hudson United Bancorp                                         3,213
        32   MB Financial, Inc.                                            1,328
         9   Mercantile Bank Corp.                                           344
        10   S.Y. Bancorp, Inc.                                              241
       114   Sterling Bancshares, Inc.                                     1,631
        52   The South Financial Group, Inc.                               1,679
        33   Wintrust Financial Corp.                                      1,885
             -------------------------------------------------------------------
                                                                          21,142
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.4%
       162   Sinclair Broadcast Group, Inc., Class A                       1,492

             BUSINESS SERVICES -- 2.7%
        57   Banta Corp.                                                   2,533
       120   Hudson Highland Group, Inc.*                                  3,447
       307   MPS Group, Inc.*                                        $     3,762
             -------------------------------------------------------------------
                                                                           9,742
             -------------------------------------------------------------------

             CHEMICALS -- 3.4%
        87   Albemarle Corp.                                               3,379
        95   Georgia Gulf Corp.                                            4,707
        76   NuCO2, Inc.*                                                  1,675
        82   Spartech Corp.                                                2,231
             -------------------------------------------------------------------
                                                                          11,992
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 3.3%
        91   Anixter International, Inc.                                   3,289
        67   Avocent Corp.*                                                2,731
        72   Micros Systems, Inc.*                                         5,597
             -------------------------------------------------------------------
                                                                          11,617
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.1%
        67   CACI International, Inc., Class A*                            4,592
       106   FileNet Corp.*                                                2,731
        56   Hyperion Solutions Corp.*                                     2,620
       117   Intergraph Corp.*                                             3,137
       163   MSC.Software Corp.*                                           1,702
             -------------------------------------------------------------------
                                                                          14,782
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.0%
        41   Imation Corp.                                                 1,308
        38   Zebra Technologies Corp., Class A*                            2,160
             -------------------------------------------------------------------
                                                                           3,468
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 5.2%
       113   Church & Dwight Co., Inc.                                     3,807
       129   Fossil, Inc.*                                                 3,303
       106   Jarden Corp.*                                                 4,618
        45   The Scotts Co., Class A*                                      3,272
        44   Toro Co.                                                      3,604
             -------------------------------------------------------------------
                                                                          18,604
             -------------------------------------------------------------------

             CONSUMER SERVICES -- 1.1%
       127   Alderwoods Group, Inc. (Canada)*                              1,445
        54   Regis Corp.                                                   2,511
             -------------------------------------------------------------------
                                                                           3,956
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             DISTRIBUTION -- 1.1%
       107   Watsco, Inc.                                            $     3,779

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.8%
        40   Brady Corp., Class A                                          2,472
       175   Paxar Corp.*                                                  3,873
             -------------------------------------------------------------------
                                                                           6,345
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 1.3%
       109   Boyd Gaming Corp.                                             4,557

             ENVIRONMENTAL SERVICES -- 1.0%
       108   Waste Connections, Inc.*                                      3,690

             FINANCIAL SERVICES -- 1.0%
       137   Calamos Asset Management, Inc., Class A*                      3,710

             HEALTH CARE/HEALTH CARE SERVICES -- 9.3%
        67   Advanced Medical Optics, Inc.*                                2,748
        36   AMERIGROUP Corp.*                                             2,754
        50   Cooper Companies, Inc.                                        3,544
        41   Datascope Corp.                                               1,615
        34   Idexx Laboratories, Inc.*                                     1,845
        73   Invacare Corp.                                                3,354
       108   Kindred Healthcare, Inc.*                                     3,229
        53   Ocular Sciences, Inc.*                                        2,612
       306   PSS World Medical, Inc.*                                      3,825
        26   Respironics, Inc.*                                            1,397
        62   Sierra Health Services, Inc.*                                 3,395
        89   Sybron Dental Specialties, Inc.*                              3,131
             -------------------------------------------------------------------
                                                                          33,449
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.5%
       178   La Quinta Corp.*                                              1,618

             INSURANCE -- 3.0%
       115   Direct General Corp.                                          3,685
        64   Hilb, Rogal & Hobbs Co.                                       2,330
        28   Philadelphia Consolidated Holding Corp.*                      1,872
        95   Platinum Underwriters Holdings LTD
             (Bermuda)                                                     2,955
             -------------------------------------------------------------------
                                                                          10,842
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 0.2%
        84   Digitas, Inc.*                                          $       797

             MACHINERY & ENGINEERING EQUIPMENT -- 3.0%
        71   Regal-Beloit Corp.                                            2,025
        96   The Manitowoc Co., Inc.                                       3,615
        71   UNOVA, Inc.*                                                  1,785
       158   Wabtec Corp.                                                  3,360
             -------------------------------------------------------------------
                                                                          10,785
             -------------------------------------------------------------------

             MANUFACTURING -- 2.4%
        68   AptarGroup, Inc.                                              3,585
       135   General Cable Corp.*                                          1,875
        94   Kaydon Corp.                                                  3,110
             -------------------------------------------------------------------
                                                                           8,570
             -------------------------------------------------------------------

             METALS/MINING -- 2.5%
        40   Century Aluminum Co.*                                         1,045
        28   Cleveland-Cliffs, Inc.                                        2,950
        99   Commercial Metals Co.                                         4,985
             -------------------------------------------------------------------
                                                                           8,980
             -------------------------------------------------------------------

             MULTI-MEDIA -- 0.6%
       114   Emmis Communications Corp., Class A*                          2,182

             OIL & GAS -- 5.6%
        84   FMC Technologies, Inc.*                                       2,714
        67   Maverick Tube Corp.*                                          2,015
       176   Plains Exploration & Production Co.*                          4,576
        95   Southwestern Energy Co.*                                      4,821
        91   St. Mary Land & Exploration Co.                               3,794
        68   Varco International, Inc.*                                    1,985
             -------------------------------------------------------------------
                                                                          19,905
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.5%
        97   Wausau-Mosinee Paper Corp.                                    1,729

             REAL ESTATE -- 0.9%
        90   Jones Lang LaSalle, Inc.*                                     3,371

             REAL ESTATE INVESTMENT TRUST -- 0.9%
        42   Alexandria Real Estate Equities, Inc.                         3,103

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RESTAURANTS/FOOD SERVICES -- 2.7%
        95   Applebee's International, Inc.                          $     2,515
       128   Lone Star Steakhouse & Saloon                                 3,595
       100   Papa John's International, Inc.*                              3,427
             -------------------------------------------------------------------
                                                                           9,537
             -------------------------------------------------------------------

             RETAILING -- 5.0%
        36   Chico's FAS, Inc.*                                            1,635
        66   Genesco, Inc.*                                                2,051
       308   Hancock Fabrics, Inc.                                         3,192
        75   Men's Wearhouse, Inc.*                                        2,387
        73   School Specialty, Inc.*                                       2,821
        97   The Finish Line, Inc., Class A                                1,779
       564   Tweeter Home Entertainment Group, Inc.*                       3,863
             -------------------------------------------------------------------
                                                                          17,728
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 2.6%
       151   Axcelis Technologies, Inc.*                                   1,228
        36   Cymer, Inc.*                                                  1,055
       155   FSI International, Inc.*                                        722
        44   International Rectifier Corp.*                                1,970
        79   Standard Microsystems Corp.*                                  1,409
        75   Varian Semiconductor Equipment
             Associates, Inc.*                                             2,763
             -------------------------------------------------------------------
                                                                           9,147
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.3%
        66   UTI Worldwide, Inc. (Virgin Islands)                          4,483

             TELECOMMUNICATIONS EQUIPMENT -- 1.1%
       113   CommScope, Inc.*                                              2,141
        65   Inter-Tel, Inc.                                               1,791
             -------------------------------------------------------------------
                                                                           3,932
             -------------------------------------------------------------------

             TRANSPORTATION -- 3.3%
        77   Arkansas Best Corp.                                           3,466
       118   EGL, Inc.*                                                    3,536
        63   Landstar System, Inc.*                                        4,609
             -------------------------------------------------------------------
                                                                          11,611
             -------------------------------------------------------------------

             UTILITIES -- 2.4%
        54   American States Water Co.                                     1,414
        99   Aqua America, Inc.                                            2,424
        48   Atmos Energy Corp.                                      $     1,318
        39   New Jersey Resources Corp.                                    1,669
        67   NorthWestern Corp.*                                           1,882
             -------------------------------------------------------------------
                                                                           8,707
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $230,352)                                             320,348
             -------------------------------------------------------------------

             INVESTMENT COMPANIES -- 6.5%
       142   ishares S&P Smallcap 600 Index Fund
             (Cost $22,120)                                               23,170
             -------------------------------------------------------------------
             Total Long-Term Investments
             (Cost $252,472)                                             343,518
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 3.6%

             MONEY MARKET FUND -- 3.6%
    12,857   JPMorgan Prime Money Market Fund (a)
             (Cost $12,857)                                               12,857
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.9%
             (COST $265,329)                                         $   356,375
             -------------------------------------------------------------------

             OTHER ASSETS IN EXCESS
             OF LIABILITIES -- 0.1%                                          495
             -------------------------------------------------------------------

             NET ASSETS -- 100.0%                                    $   356,870
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.4%

             COMMON STOCKS -- 97.4%

             AEROSPACE -- 0.9%
         1   Engineered Support Systems, Inc.                        $        52

             AIRLINES -- 1.2%
         1   Republic Airways Holdings, Inc.*                                 10
         3   SkyWest, Inc.                                                    59
             -------------------------------------------------------------------
                                                                              69
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.9%
         6   Jacuzzi Brands, Inc.*                                            53

             AUTOMOTIVE -- 1.7%
         1   Oshkosh Truck Corp.                                              50
         1   Winnebago Industries, Inc.                                       52
             -------------------------------------------------------------------
                                                                             102
             -------------------------------------------------------------------

             BANKING -- 4.2%
         2   Central Pacific Financial Corp.                                  56
         1   East-West Bancorp, Inc.                                          44
         2   EuroBancshares, Inc. (Puerto Rico)*                              40
         1   MB Financial, Inc. (l)                                           50
         2   Texas Capital Bancshares, Inc.*                                  35
         1   Texas Regional Bancshares, Inc., Class A                         28
             -------------------------------------------------------------------
                                                                             253
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.3%
         1   Alexion Pharmaceuticals, Inc.*                                   32
         3   Incyte Corp.* (l)                                                26
         1   Telik, Inc.* (l)                                                 22
             -------------------------------------------------------------------
                                                                              80
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.7%
         2   Salem Communications Corp., Class A*                             44

             BUSINESS SERVICES -- 1.7%
         1   Alliance Data Systems Corp.*                                     55
         3   LECG Corp*                                                       48
             -------------------------------------------------------------------
                                                                             103
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 0.5%
         1   Avocent Corp.*                                                   28

             COMPUTER SOFTWARE -- 9.8%
         8   Aspen Technology, Inc.* (l)                             $        50
         3   DSP Group, Inc.*                                                 61
         4   Epicor Software Corp.*                                           56
         2   Hyperion Solutions Corp.*                                        73
         1   Kronos, Inc.*                                                    26
         8   Lawson Software, Inc.*                                           56
         4   Packeteer, Inc.*                                                 56
         3   Serena Software, Inc.* (l)                                       59
         1   Take-Two Interactive Software, Inc.* (l)                         45
         2   THQ, Inc.* (l)                                                   53
         1   Verint Systems, Inc.* (l)                                        51
             -------------------------------------------------------------------
                                                                             586
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.2%
         2   Tech Data Corp.*                                                 72

             CONSTRUCTION -- 1.0%
         5   Champion Enterprises, Inc.* (l)                                  62

             CONSTRUCTION MATERIALS -- 0.9%
         1   Eagle Materials, Inc.                                            52

             CONSUMER SERVICES -- 4.6%
         5   Educate, Inc.*                                                   63
         3   Jackson Hewitt Tax Service, Inc.                                 65
         1   Laureate Education, Inc.*                                        31
         2   Ritchie Bros. Auctioneers, Inc. (Canada)                         54
         2   Universal Technical Institute, Inc.*                             65
             -------------------------------------------------------------------
                                                                             278
             -------------------------------------------------------------------

             DISTRIBUTION -- 1.0%
         1   Scansource, Inc.*                                                62

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.1%
         5   TTM Technologies, Inc.*                                          65

             ENTERTAINMENT/LEISURE -- 4.8%
         2   Carmike Cinemas, Inc.                                            67
         3   K2, Inc.*                                                        52
         2   LIFE TIME FITNESS, Inc.*                                         63
         4   Lions Gate Entertainment Corp. (Canada)* (l)                     46
         3   Scientific Games Corp., Class A*                                 60
             -------------------------------------------------------------------
                                                                             288
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- 0.9%
         1   Calamos Asset Management, Inc., Class A*                $        20
         2   Marlin Business Services, Inc.*                                  32
             -------------------------------------------------------------------
                                                                              52
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.7%
         1   United Natural Foods, Inc.*                                      39

             HEALTH CARE/HEALTH CARE SERVICES -- 12.9%
         3   Abaxis, Inc.*                                                    38
         1   Advanced Medical Optics, Inc.*                                   29
         2   Amedisys, Inc.* (l)                                              58
         0^^ AMERIGROUP Corp.*                                                30
         2   ArthroCare Corp.* (l)                                            66
         1   Cooper Companies, Inc.                                           46
         1   Covance, Inc.*                                                   50
         1   Gentiva Health Services*                                         23
         3   Kyphon, Inc.* (l)                                                71
         2   Psychiatric Solutions, Inc.*                                     90
         2   Sunrise Senior Living, Inc.* (l)                                 82
         1   Symmetry Medical, Inc.*                                          15
         5   TriPath Imaging, Inc.* (l)                                       47
         1   United Surgical Partners International, Inc.* (l)                43
         2   VCA Antech, Inc.*                                                45
         1   Ventana Medical Systems, Inc.*                                   38
             -------------------------------------------------------------------
                                                                             771
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 1.1%
         2   Gaylord Entertainment Co.*                                       66

             INSURANCE -- 2.6%
         1   Direct General Corp. (l)                                         42
         2   Infinity Property & Casualty Corp.                               54
         1   ProAssurance Corp.*                                              57
             -------------------------------------------------------------------
                                                                             153
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.8%
         1   Equinix, Inc.* (l)                                               56
         1   F5 Networks, Inc.*                                               29
         9   Mindspeed Technologies, Inc.* (l)                                25
         4   Sapient Corp.*                                                   30
         1   WebEx Communications, Inc.* (l)                                  26
             -------------------------------------------------------------------
                                                                             166
             -------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.0% ^
         0^^ Apollo Investment Corp.                                 $         2

             MANUFACTURING -- 1.6%
         7   General Cable Corp.* (l)                                         94

             METALS/MINING -- 0.9%
         2   Arch Coal, Inc.                                                  55

             MULTI-MEDIA -- 1.0%
         4   Gray Television, Inc.                                            58

             OFFICE/BUSINESS EQUIPMENT -- 1.2%
         2   Global Imaging Systems, Inc.* (l)                                73

             OIL & GAS -- 6.0%
         2   Headwaters, Inc.* (l)                                            46
         1   Newfield Exploration Co.*                                        54
         1   Oceaneering International, Inc.*                                 45
         1   Spinnaker Exploration Co.*                                       35
         1   Swift Energy Co.*                                                30
         2   Unit Corp.*                                                      76
         2   Universal Compression Holding, Inc.*                             73
             -------------------------------------------------------------------
                                                                             359
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 6.2%
         2   Able Laboratories, Inc.* (l)                                     35
         3   Adolor Corp.*                                                    33
         1   AtheroGenics, Inc.* (l)                                          24
         3   Cubist Pharmaceuticals, Inc.*                                    39
         1   CV Therapeutics, Inc.* (l)                                       32
         3   Cypress Bioscience, Inc.* (l)                                    40
         0^^ Idenix Pharmaceuticals, Inc.* (l)                                 7
         2   Nabi Biopharmaceuticals*                                         29
         1   Onyx Pharmaceuticals, Inc.* (l)                                  29
         1   Pharmion Corp.*                                                  24
         1   Rigel Pharmaceuticals, Inc.* (l)                                 24
         1   United Therapeutics Corp.*                                       25
         1   Valeant Pharmaceuticals International                            31
             -------------------------------------------------------------------
                                                                             372
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- 1.4%
         2   American Financial Realty Trust                         $        25
         2   Global Signal, Inc. +                                            56
             -------------------------------------------------------------------
                                                                              81
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.0%
         2   Rare Hospitality International, Inc.*                            61

             RETAILING -- 5.1%
         1   Aeropostale, Inc.*                                               24
         1   Cost Plus, Inc.*                                                 29
         2   Genesco, Inc.* (l)                                               76
         1   Guitar Center, Inc.*                                             66
         1   The Children's Place Retail Stores, Inc.* (l)                    33
         3   The Pantry, Inc.*                                                77
             -------------------------------------------------------------------
                                                                             305
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 4.1%
         4   Credence Systems Corp.*                                          35
         1   Cymer, Inc.*                                                     40
         4   Entegris, Inc.*                                                  41
         3   Mattson Technology, Inc.*                                        34
         3   Micrel, Inc.*                                                    28
         1   Power Integrations, Inc.*                                        26
         1   Semtech Corp.*                                                   28
         0^^ Varian Semiconductor Equipment
             Associates, Inc.*                                                15
             -------------------------------------------------------------------
                                                                             247
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.8%
         1   UTI Worldwide, Inc. (Virgin Islands)                             49

             TELECOMMUNICATIONS -- 6.5%
         6   Aeroflex, Inc.*                                                  77
         5   Atheros Communications, Inc.* (l)                                53
        11   LCC International, Inc.*                                         67
         4   Nextel Partners, Inc., Class A*                                  71
         3   Symmetricom, Inc.*                                               33
         4   Tekelec*                                                         73
         1   Viasat, Inc.*                                                    16
             -------------------------------------------------------------------
                                                                             390
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 2.2%
         6   C-COR.net Corp.*                                        $        52
         3   Inter-Tel, Inc.                                                  80
             -------------------------------------------------------------------
                                                                             132
             -------------------------------------------------------------------

             TRANSPORTATION -- 0.9%
         3   Sirva, Inc.*                                                     54
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $4,679)                                                 5,828
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT - 3.6%

             MONEY MARKET FUND -- 3.6%
       216   JPMorgan Prime Money Market Fund (a)
             (Cost $216)                                                     216
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 101.0%
             (COST $4,895)                                           $     6,044
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.0)%                 (59)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $     5,985
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)        COLLATERAL INVESTMENT                                         VALUE
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$    1,132   Deutsche Bank Securities, Inc. 2.33%,
             dated 12/31/04, due 01/03/05,
             proceeds $1,132, collateralized by
             U.S. Government Agency Securities                       $     1,132
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TRUST SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 92.3%

             COMMON STOCKS -- 92.3%

             ADVERTISING -- 0.5%
        15   ADVO, Inc.                                              $       549
        37   aQuantive, Inc.* (l)                                            328
        13   Catalina Marketing Corp.                                        376
        46   R.H. Donnelley Corp.* (l)                                     2,722
        59   SITEL Corp.*                                                    145
             -------------------------------------------------------------------
                                                                           4,120
             -------------------------------------------------------------------

             AEROSPACE -- 1.7%
        80   Aviall, Inc.*                                                 1,840
        54   BE Aerospace, Inc.*                                             633
        11   Curtiss-Wright Corp. (l)                                        632
        85   Esterline Technologies Corp.*                                 2,775
        23   HEICO Corp. (l)                                                 511
        45   Kaman Corp., Class A                                            572
       157   Moog, Inc., Class A*                                          7,119
       123   Orbital Sciences Corp.* (l)                                   1,453
             -------------------------------------------------------------------
                                                                          15,535
             -------------------------------------------------------------------

             AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
       130   DIMON, Inc. (l)                                                 872

             AIRLINES -- 0.8%
       203   Delta Air Lines, Inc.* (l)                                    1,521
       184   ExpressJet Holdings, Inc.* (l)                                2,367
         8   FLYi, Inc.*                                                      15
       106   Mesa Air Group, Inc.* (l)                                       842
        77   Pinnacle Airlines Corp.*                                      1,073
        93   SkyWest, Inc.                                                 1,856
             -------------------------------------------------------------------
                                                                           7,674
             -------------------------------------------------------------------

             APPAREL -- 0.8%
        19   DHB Industries, Inc.*                                           367
        43   Kellwood Co. (l)                                              1,473
        45   Kenneth Cole Productions, Inc., Class A                       1,395
        92   Quiksilver, Inc.*                                             2,738
        73   Skechers U.S.A., Inc., Class A*                                 945
             -------------------------------------------------------------------
                                                                           6,918
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.3%
        52   Furniture Brands International, Inc.                          1,313
       112   Jacuzzi Brands, Inc.*                                           975
             -------------------------------------------------------------------
                                                                           2,288
             -------------------------------------------------------------------

             AUTOMOTIVE -- 1.0%
        93   ArvinMeritor, Inc.                                      $     2,087
        74   Hayes Lemmerz International, Inc.* (l)                          653
        51   Lithia Motors, Inc., Class A                                  1,371
        21   Sonic Automotive, Inc. (l)                                      521
        38   Standard Motor Products, Inc.                                   597
       128   Tenneco Automotive, Inc.*                                     2,208
        78   Tower Automotive, Inc.* (l)                                     185
        40   Wabash National Corp.*                                        1,069
        12   Winnebago Industries, Inc.                                      484
             -------------------------------------------------------------------
                                                                           9,175
             -------------------------------------------------------------------

             BANKING -- 8.3%
        13   ABC Bancorp +                                                   271
        15   Ace Cash Express, Inc.* +                                       457
        35   Amcore Financial, Inc.                                        1,110
         7   AmericanWest Bancorp*                                           140
         4   Bancfirst Corp.                                                 348
        81   Bank of the Ozarks, Inc. (l)                                  2,753
       169   BankAtlantic Bancorp, Inc., Class A                           3,361
         6   Capital Corp of the West                                        282
        27   Capitol Bancorp LTD                                             944
        14   Center Financial Corp.                                          288
        39   Central Pacific Financial Corp.                               1,418
        21   Chemical Financial Corp.                                        901
        12   City Holding Co.                                                439
        17   City National Corp.                                           1,208
        24   Columbia Banking Systems, Inc.                                  595
        20   Commercial Capital Bancorp, Inc.                                466
       109   Community Bank System, Inc. (l)                               3,071
        18   Community Trust Bancorp, Inc.                                   569
        82   Corus Bankshares, Inc.                                        3,951
        21   Dime Community Bancshares                                       381
        50   EuroBancshares, Inc. (Puerto Rico)*                           1,042
        61   First Bancorp (Puerto Rico)                                   3,842
        25   First Niagara Financial Group, Inc.                             343
         9   First Republic Bank                                             498
        38   First State Bancorporation                                    1,412
        49   Flagstar Bancorp, Inc. (l)                                    1,110
        22   Glacier Bancorp, Inc.                                           752
        69   Gold Banc Corp., Inc.                                         1,013
        41   Greater Bay Bancorp                                           1,154
        41   Hudson River Bancorp                                            809

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             BANKING -- CONTINUED
        49   IBERIABANK Corp.                                        $     3,238
        46   Independent Bank Corp.                                        1,372
       107   Irwin Financial Corp. (l)                                     3,024
         6   Macatawa Bank Corp. (l)                                         194
        15   MB Financial, Inc.                                              649
         9   Mercantile Bank Corp.                                           371
        25   Nara Bancorp, Inc.                                              534
        42   Oriental Financial Group, Inc. (Puerto Rico)                  1,194
        37   Partners Trust Financial Group, Inc. (l)                        433
        12   Peoples Bancorp, Inc.                                           340
        89   PrivateBancorp, Inc. (l)                                      2,872
       103   Provident Bancorp, Inc.                                       1,357
       147   R&G Financial Corp. (Puerto Rico), Class B                    5,699
        75   Republic Bancorp, Inc.                                        1,150
         5   Republic Bancorp, Inc., Class A                                 134
        12   Simmons First National Corp., Class A                           345
         9   Southwest Bancorp, Inc.                                         218
         6   State Financial Services Corp., Class A                         181
        23   Sterling Bancorp                                                653
       119   Sterling Bancshares, Inc.                                     1,692
        40   Sterling Financial Corp. - Washington*                        1,559
        29   Summit Bancshares, Inc.                                       1,080
        19   Sun Bancorp, Inc.*                                              462
         6   Taylor Capital Group, Inc.                                      201
        12   TriCo Bancshares                                                283
        21   Umpqua Holdings Corp.                                           522
       183   W Holding Co., Inc. (Puerto Rico)                             4,187
        64   West Coast Bancorp (l)                                        1,621
        62   Westamerica Bancorporation                                    3,586
         6   Western Sierra Bancorp*                                         222
        34   Wilshire Bancorp, Inc.*                                         566
        16   Wintrust Financial Corp. (l)                                    894
             -------------------------------------------------------------------
                                                                          75,761
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.5%
        33   Abgenix, Inc.* (l) +                                            342
        48   Aksys LTD* (l) +                                                267
        19   Alexion Pharmaceuticals, Inc.* (l) +                            466
        37   Applera Corp. - Celera Genomics Group*                          505
         6   Bio-Rad Laboratories, Inc., Class A*                            333
        45   Cell Genesys, Inc.* (l)                                         362
       110   Cytokinetics, Inc.* (l)                                       1,132
        26   Diversa Corp.* (l)                                      $       224
        34   Enzon Pharmaceuticals, Inc.* (l)                                466
        13   Exelixis, Inc.*                                                 123
       335   Genelabs Technologies*                                          401
        63   Human Genome Sciences, Inc.* (l)                                752
       251   Incyte Corp.* (l)                                             2,509
        32   Integra LifeSciences Holdings Corp.* (l)                      1,194
        57   Maxygen, Inc.*                                                  724
        43   Myriad Genetics, Inc.* (l)                                      957
        88   Regeneration Technologies, Inc.* (l)                            920
        93   Seattle Genetics, Inc.* (l)                                     607
        47   Telik, Inc.*                                                    907
        28   Transkaryotic Therapies, Inc.* (l)                              713
             -------------------------------------------------------------------
                                                                          13,904
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.3%
       165   Charter Communications, Inc., Class A* (l)                      370
       260   Mediacom Communications Corp., Class A* (l)                   1,623
        20   Saga Communications, Inc., Class A* (l)                         344
        24   Sinclair Broadcast Group, Inc., Class A (l)                     224
             -------------------------------------------------------------------
                                                                           2,561
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 2.0%
        13   Banta Corp.                                                     577
         6   Charles River Associates, Inc.*                                 271
        39   CSG Systems International, Inc.*                                724
        28   DiamondCluster International, Inc., Class A*                    398
        30   Digital River, Inc.* (l)                                      1,240
        64   Dollar Thrifty Automotive Group, Inc.*                        1,927
       140   Gartner, Inc., Class A* (l)                                   1,743
         7   Gevity HR, Inc.                                                 148
        57   Heidrick & Struggles International, Inc.* (l)                 1,940
        76   Labor Ready, Inc.* (l)                                        1,279
        23   Metris Companies, Inc.*                                         292
        80   Navigant Consulting, Inc.*                                    2,136
        30   PDI, Inc.*                                                      664
        40   Quanta Services, Inc.* (l)                                      322
       162   Spherion Corp.* (l)                                           1,361
       116   TeleTech Holdings, Inc.* (l)                                  1,123
        31   Tyler Technologies, Inc.* (l)                                   258
        32   Valassis Communications, Inc.*                                1,110
         6   Vertrue, Inc.* (l)                                              227
             -------------------------------------------------------------------
                                                                          17,740
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             CHEMICALS -- 2.3%
        14   Aceto Corp. +                                           $       274
        34   Albemarle Corp. +                                             1,316
        38   Cabot Microelectronics Corp.* (l)                             1,538
        31   Cytec Industries, Inc.                                        1,573
        44   FMC Corp.*                                                    2,106
        94   Georgia Gulf Corp.                                            4,672
        10   HB Fuller Co.                                                   282
        88   Hercules, Inc.*                                               1,308
        28   Kronos Worldwide, Inc.                                        1,121
        30   NewMarket Corp.*                                                593
        17   NuCO2, Inc.* (l)                                                379
        20   OM Group, Inc.* (l)                                             652
       136   PolyOne Corp.*                                                1,230
        41   Terra Industries, Inc.* (l)                                     365
       127   The Mosaic Co.*                                               2,068
       103   W.R. Grace & Co.* (l)                                         1,405
             -------------------------------------------------------------------
                                                                          20,882
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.0%
       136   Adaptec, Inc.* +                                              1,031
        89   Anixter International, Inc. (l)                               3,188
        38   Black Box Corp.                                               1,801
       232   Brocade Communications Systems, Inc.*                         1,771
        17   Factset Research Systems, Inc.                                  970
             -------------------------------------------------------------------
                                                                           8,761
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.5%
        24   Ansys, Inc.*                                                    753
        37   Ariba, Inc.*                                                    618
        34   Ascential Software Corp.*                                       555
        54   Aspen Technology, Inc.* (l)                                     336
        74   Atari, Inc.*                                                    216
        65   Borland Software Corp.*                                         764
        41   CACI International, Inc., Class A*                            2,820
        23   Cerner Corp.* (l)                                             1,202
       127   Ciber, Inc.* (l)                                              1,226
        46   Computer Programs & Systems, Inc. (l)                         1,072
        44   Dendrite International, Inc.*                                   861
        24   DSP Group, Inc.*                                                543
        64   E.piphany, Inc.*                                                309
        26   Echelon Corp.*                                                  216
        33   Epicor Software Corp.*                                          458
        27   EPIQ Systems, Inc.* (l)                                 $       395
        16   FileNet Corp.*                                                  415
        56   Hyperion Solutions Corp.*                                     2,624
        46   Informatica Corp.*                                              372
        54   Intergraph Corp.*                                             1,457
         7   Intervideo, Inc.*                                                95
        13   Intervoice, Inc.*                                               172
        35   JDA Software Group, Inc.*                                       474
        12   Kronos, Inc.*                                                   634
        27   Lexar Media, Inc.*                                              208
        38   Magma Design Automation, Inc.* (l)                              482
        30   Manhattan Associates, Inc.* (l)                                 719
        51   ManTech International Corp., Class A* (l)                     1,206
        24   Manugistics Group, Inc.*                                         68
        25   MAPICS, Inc.*                                                   260
        59   Mentor Graphics Corp.* (l)                                      894
         9   MicroStrategy, Inc.* (l)                                        512
        47   MRO Software, Inc.*                                             615
        40   Openwave Systems, Inc.* (l)                                     614
        11   PalmSource, Inc.* (l)                                           136
       286   Parametric Technology Corp.*                                  1,682
        21   Pegasystems, Inc.* (l)                                          177
        83   Per-Se Technologies, Inc.* (l)                                1,320
        87   Perot Systems Corp., Class A*                                 1,398
        94   Progress Software Corp.*                                      2,183
         4   Quality Systems, Inc.*                                          209
        24   Quest Software, Inc.*                                           380
        37   Retek, Inc.*                                                    228
        45   SafeNet, Inc.*                                                1,642
       139   Secure Computing Corp.*                                       1,391
         6   SPSS, Inc.*                                                      94
        12   SRA International, Inc., Class A*                               777
         9   SS&C Technologies, Inc.                                         184
         7   Stratasys, Inc.*                                                248
        42   Take-Two Interactive Software, Inc.* (l)                      1,451
        12   TALX Corp.                                                      312
        12   TradeStation Group, Inc.* (l)                                    81
        48   Transaction Systems Architects, Inc.,
             Class A*                                                        947
        23   webMethods, Inc.*                                               165
        88   Wind River Systems, Inc.*                                     1,186
             -------------------------------------------------------------------
                                                                          40,356
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTERS/COMPUTER HARDWARE -- 1.2%
        37   Advanced Digital Information Corp.* +                   $       371
        88   Agilysys, Inc. (l) +                                          1,505
        28   Dot Hill Systems Corp.* (l)                                     216
        13   Electronics for Imaging, Inc.*                                  221
        87   Gateway, Inc.*                                                  522
        61   Hutchinson Technology, Inc.*                                  2,120
        21   Imagistics International, Inc.* (l)                             707
        54   Imation Corp.                                                 1,712
        60   Komag, Inc.*                                                  1,129
        35   PalmOne, Inc.* (l)                                            1,098
        29   RadiSys Corp.* (l)                                              561
       208   Silicon Graphics, Inc.* (l)                                     359
        70   Sykes Enterprises, Inc.*                                        489
             -------------------------------------------------------------------
                                                                          11,010
             -------------------------------------------------------------------

             CONSTRUCTION -- 0.9%
         9   Beazer Homes USA, Inc. (l)                                    1,301
       148   Champion Enterprises, Inc.* (l)                               1,745
        18   Dycom Industries, Inc.*                                         537
        54   Levitt Corp., Class A (l)                                     1,645
        15   Meritage Corp.*                                               1,736
        36   WCI Communities, Inc.* (l)                                    1,064
             -------------------------------------------------------------------
                                                                           8,028
             -------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 1.3%
        16   Ameron International Corp.                                      595
        24   Eagle Materials, Inc. (l)                                     2,055
        33   ElkCorp                                                       1,122
        50   NCI Building Systems, Inc.* (l)                               1,871
        19   Texas Industries, Inc.                                        1,154
        75   Universal Forest Products, Inc.                               3,256
        46   USG Corp.* (l)                                                1,844
             -------------------------------------------------------------------
                                                                          11,897
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 1.0%
        45   American Greetings Corp., Class A                             1,146
         6   CSS Industries, Inc.                                            191
       136   Revlon, Inc., Class A*                                          313
        18   Stanley Furniture Company, Inc.                                 791
        19   Toro Co.                                                      1,570
        78   Tupperware Corp. (l)                                          1,618
        67   Universal Corp.                                               3,196
             -------------------------------------------------------------------
                                                                           8,825
             -------------------------------------------------------------------

             CONSUMER SERVICES -- 0.8%
        42   Alderwoods Group, Inc. (Canada)* +                      $       477
        33   Arbitron, Inc.*                                               1,273
       182   Rent-Way, Inc.*                                               1,455
        41   Sotheby's Holdings, Inc., Class A*                              752
        31   SOURCECORP, Inc.*                                               592
        31   Startek, Inc. (l)                                               882
       174   Stewart Enterprises, Inc., Class A*                           1,216
        34   The GEO Group, Inc.*                                            909
             -------------------------------------------------------------------
                                                                           7,556
             -------------------------------------------------------------------

             DISTRIBUTION -- 0.2%
        18   Building Material Holding Corp.                                 697
        39   WESCO International, Inc.*                                    1,162
             -------------------------------------------------------------------
                                                                           1,859
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.9%
         9   Analogic Corp.                                                  381
         8   BEI Technologies, Inc.                                          247
        19   Bel Fuse, Inc., Class B (l)                                     652
        55   Benchmark Electronics, Inc.*                                  1,879
        30   Checkpoint Systems, Inc.* (l)                                   543
        61   CTS Corp.                                                       815
        25   Electro Scientific Industries, Inc.*                            496
        48   Encore Wire Corp.*                                              634
         7   FARO Technologies, Inc.*                                        224
        36   Integrated Electrical Services, Inc.* (l)                       176
        38   Itron, Inc.*                                                    897
        14   MTS Systems Corp.                                               460
        26   Planar Systems, Inc.* (l)                                       295
        24   Power-One, Inc.*                                                214
        81   Rayovac Corp.*                                                2,471
        26   ROFIN-SINAR Technologies, Inc.*                               1,104
        61   Stoneridge, Inc.*                                               915
        56   Sypris Solutions, Inc. (l)                                      850
        52   Trimble Navigation LTD*                                       1,705
        93   TTM Technologies, Inc.*                                       1,092
        32   Valence Technology, Inc.* (l)                                   100
        39   Watts Water Technologies, Inc., Class A                       1,264
        14   Zygo Corp.*                                                     166
             -------------------------------------------------------------------
                                                                          17,580
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             ENGINEERING SERVICES -- 0.2%
        21   URS Corp.*                                              $       664
        31   Washington Group International, Inc.* (l)                     1,263
             -------------------------------------------------------------------
                                                                           1,927
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 2.2%
        40   Ameristar Casinos, Inc.                                       1,711
        30   Argosy Gaming Co.*                                            1,392
        17   Aztar Corp.*                                                    580
        18   Brunswick Corp.                                                 886
        61   Callaway Golf Co.                                               824
        17   Carmike Cinemas, Inc.                                           613
        12   Isle of Capri Casinos, Inc.* (l)                                318
        47   K2, Inc.*                                                       750
        31   Macrovision Corp.*                                              802
        52   Multimedia Games, Inc.* (l)                                     813
        62   Navigant International, Inc.* (l)                               758
        50   Penn National Gaming, Inc.*                                   3,040
        52   Pinnacle Entertainment, Inc.*                                 1,036
       150   Scientific Games Corp., Class A*                              3,585
        77   Thor Industries, Inc. (l)                                     2,842
             -------------------------------------------------------------------
                                                                          19,950
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.2%
        37   Duratek, Inc.*                                                  921
        13   Metal Management, Inc. (l)                                      347
        24   Tetra Tech, Inc.*                                               402
        15   Waste Connections, Inc.*                                        510
             -------------------------------------------------------------------
                                                                           2,180
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 1.6%
        46   Accredited Home Lenders Holding Co.* +                        2,305
        19   Advanta Corp., Class B +                                        456
        30   Affiliated Managers Group, Inc.* (l) +                        2,039
         9   Asta Funding, Inc.                                              239
        20   Coinstar, Inc.*                                                 539
        53   CompuCredit Corp.*                                            1,449
         8   Credit Acceptance Corp.* (l)                                    196
         9   Education Lending Group, Inc.*                                  146
         8   Encore Capital Group, Inc.*                                     190
        15   eSpeed, Inc., Class A*                                          190
        14   Euronet Worldwide, Inc.*                                        375
        14   ITLA Capital Corp.*                                             847
        50   Knight Trading Group, Inc., Class A* (l)                $       550
        24   National Financial Partners Corp.                               931
       195   Safeguard Scientifics, Inc.*                                    414
        57   World Acceptance Corp.*                                       1,571
        30   WSFS Financial Corp.                                          1,816
             -------------------------------------------------------------------
                                                                          14,253
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.9%
        76   Chiquita Brands International, Inc. (l)                       1,681
        40   Corn Products International, Inc.                             2,142
        29   Flowers Foods, Inc.                                             906
        14   J & J Snack Foods Corp.                                         706
        56   Sanderson Farms, Inc. (l)                                     2,403
             -------------------------------------------------------------------
                                                                           7,838
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 6.1%
        39   ABIOMED Inc.* (l) +                                             601
        49   Align Technology, Inc.* +                                       522
       108   Alliance Imaging, Inc.*                                       1,212
        21   America Service Group, Inc.*                                    554
        34   Animas Corp.* (l)                                               527
        54   Apria Healthcare Group, Inc.*                                 1,773
        23   Arrow International, Inc.                                       700
        17   ArthroCare Corp.* (l)                                           558
        24   Biosite, Inc.* (l)                                            1,465
        84   Centene Corp.*                                                2,376
        88   CONMED Corp.* (l)                                             2,504
        27   CTI Molecular Imaging, Inc.*                                    387
        33   Diagnostic Products Corp.                                     1,789
       184   Encore Medical Corp.*                                         1,252
        14   Epix Medical, Inc.* (l)                                         258
        19   First Health Group Corp.*                                       357
        27   Genesis HealthCare Corp.*                                       928
        97   Gentiva Health Services*                                      1,625
        16   Immucor, Inc.*                                                  380
        17   Inverness Medical Innovations, Inc.* (l)                        417
       151   Kindred Healthcare, Inc.* (l)                                 4,512
        79   Kyphon, Inc.* (l)                                             2,032
        40   Mentor Corp.                                                  1,333
        19   Merit Medical Systems, Inc.*                                    292
        53   NeuroMetrix, Inc.*                                              617
        81   OCA, Inc.* (l)                                                  512

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        17   Ocular Sciences, Inc.*                                  $       814
        84   Owens & Minor, Inc.                                           2,355
       136   Palatin Technologies, Inc.*                                     363
        63   Pediatrix Medical Group, Inc.*                                4,009
        11   Possis Medical, Inc.*                                           142
        59   Province Healthcare Co.*                                      1,325
       137   PSS World Medical, Inc.* (l)                                  1,720
        48   Res-Care, Inc.*                                                 726
        40   Sierra Health Services, Inc.* (l)                             2,177
        66   Sola International, Inc.*                                     1,818
       120   Steris Corp.* (l)                                             2,834
        15   SurModics, Inc.* (l)                                            501
        40   Symbion, Inc.*                                                  872
        15   TECHNE Corp.*                                                   599
        77   United Surgical Partners
             International, Inc.* (l)                                      3,210
        80   VISX, Inc.*                                                   2,062
             -------------------------------------------------------------------
                                                                          55,010
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.1%
        70   La Quinta Corp.*                                                634

             INDUSTRIAL COMPONENTS -- 0.4%
        22   Hexcel Corp.*                                                   313
       151   Lennox International, Inc.                                    3,067
             -------------------------------------------------------------------
                                                                           3,380
             -------------------------------------------------------------------

             INSURANCE -- 2.0%
         9   AmerUs Group Co.                                                403
        38   Argonaut Group, Inc.* (l)                                       803
        86   Delphi Financial Group, Inc., Class A                         3,988
        36   Direct General Corp. (l)                                      1,152
        33   LandAmerica Financial Group, Inc. (l)                         1,753
         8   NYMAGIC, Inc.                                                   202
       229   PMA Capital Corp., Class A* (l)                               2,368
        31   Selective Insurance Group                                     1,371
        35   Stewart Information Services Corp.                            1,449
         2   The Navigators Group, Inc.* (l)                                  66
        14   United Fire & Casualty Co.                                      485
        21   Vesta Insurance Group, Inc.                                      76
        84   Zenith National Insurance Corp.                               4,183
             -------------------------------------------------------------------
                                                                          18,299
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.6%
        63   AsiaInfo Holdings, Inc. (China)*                        $       373
        50   Autobytel, Inc.*                                                300
         5   Blue Coat Systems, Inc.*                                         93
       355   CMGI, Inc.*                                                     904
       129   CNET Networks, Inc.*                                          1,446
        18   Corillian Corp.*                                                 88
        27   Digital Insight Corp.*                                          488
       115   Digitas, Inc.*                                                1,094
       122   DoubleClick, Inc.*                                              949
       306   EarthLink, Inc.*                                              3,520
        18   Equinix, Inc.* (l)                                              765
        35   Harris Interactive, Inc.*                                       279
       184   Homestore, Inc.* (l)                                            558
        35   Infospace, Inc.* (l)                                          1,656
        52   Internet Security Systems, Inc.*                              1,200
         6   Interwoven, Inc.*                                                65
        38   iPass, Inc.*                                                    284
        33   j2 Global Communications, Inc.*                               1,121
        43   Lionbridge Technologies, Inc.*                                  292
       175   LookSmart LTD*                                                  383
        47   Mindspeed Technologies, Inc.* (l)                               131
        14   PC-Tel, Inc.*                                                   108
        31   Portal Software, Inc.* (l)                                       83
        29   ProQuest Co.*                                                   846
        29   Redback Networks, Inc.*                                         155
       136   SupportSoft, Inc.* (l)                                          902
        60   Trizetto Group, Inc.*                                           566
        78   United Online, Inc.*                                            904
        71   Valueclick, Inc.* (l)                                           942
        46   WebEx Communications, Inc.* (l)                               1,084
        34   Websense, Inc.*                                               1,725
             -------------------------------------------------------------------
                                                                          23,304
             -------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.1%
        43   Technology Investment Capital Corp.                             638

             LEASING -- 0.4%
        18   Amerco, Inc.*                                                   809
        84   GATX Corp.                                                    2,495
        17   Interpool, Inc.                                                 399
             -------------------------------------------------------------------
                                                                           3,703
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             MACHINERY & ENGINEERING EQUIPMENT -- 2.2%
       324   Applied Industrial Technologies, Inc.                   $     8,883
        50   Astec Industries, Inc.*                                         864
        32   Cascade Corp.                                                 1,278
        53   Flowserve Corp.*                                              1,451
        16   NACCO Industries, Inc., Class A                               1,665
        15   Sauer-Danfoss, Inc. (l)                                         318
        24   Tecumseh Products Co., Class A                                1,123
        52   The Manitowoc Co., Inc.                                       1,954
        18   UNOVA, Inc.* (l)                                                460
        53   York International Corp.                                      1,831
             -------------------------------------------------------------------
                                                                          19,827
             -------------------------------------------------------------------

             MANUFACTURING -- 2.6%
        29   Armor Holdings, Inc.*                                         1,349
        61   Barnes Group, Inc.                                            1,604
        21   Cyberoptics Corp.* (l)                                          308
        11   ESCO Technologies, Inc.*                                        874
        62   Fleetwood Enterprises, Inc.* (l)                                836
        77   Griffon Corp.*                                                2,071
        57   JLG Industries, Inc. (l)                                      1,121
        58   Joy Global, Inc.                                              2,532
        60   Lincoln Electric Holdings, Inc.                               2,069
        31   NN, Inc.                                                        412
        19   Penn Engineering & Manufacturing Corp.                          349
        79   Quanex Corp. (l)                                              5,410
        49   Terex Corp.*                                                  2,316
        57   Walter Industries, Inc. (l)                                   1,936
             -------------------------------------------------------------------
                                                                          23,187
             -------------------------------------------------------------------

             METALS/MINING -- 0.7%
        93   Commercial Metals Co. (l)                                     4,678
        32   Metals USA, Inc.* (l)                                           584
        27   Valmont Industries, Inc.                                        665
             -------------------------------------------------------------------
                                                                           5,927
             -------------------------------------------------------------------

             MULTI-MEDIA -- 0.6%
        38   Emmis Communications Corp., Class A*                            720
        35   Gray Television, Inc.                                           539
        33   Insight Communications Co., Inc., Class A* (l)                  304
        35   Journal Register Co.*                                           667
       153   Lodgenet Entertainment Corp.*                                 2,699
        73   World Wrestling Entertainment, Inc.                             888
             -------------------------------------------------------------------
                                                                           5,817
             -------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.5%
         9   General Binding Corp.*                                  $       112
        85   Global Imaging Systems, Inc.* (l)                             3,369
        29   United Stationers, Inc.*                                      1,340
             -------------------------------------------------------------------
                                                                           4,821
             -------------------------------------------------------------------

             OIL & GAS -- 6.0%
        26   Black Hills Corp.                                               785
        18   Callon Petroleum Co.* (l)                                       259
        24   Comstock Resources, Inc.*                                       536
       120   Denbury Resources, Inc.*                                      3,280
        88   Energen Corp.                                                 5,176
        19   Energy Partners LTD*                                            387
         7   Giant Industries, Inc.*                                         196
        16   Gulf Island Fabrication, Inc.                                   351
        47   Hanover Compressor Co.* (l)                                     670
        28   Headwaters, Inc.* (l)                                           792
        45   Helmerich & Payne, Inc.                                       1,539
       152   Houston Exploration Co.*                                      8,548
        23   Hydril Co.*                                                   1,029
       223   Key Energy Services, Inc.*                                    2,629
        46   Lone Star Technologies, Inc.*                                 1,543
        41   Mission Resources Corp.* (l)                                    239
        71   Oceaneering International, Inc.*                              2,646
        30   Oil States International, Inc.*                                 581
        15   Penn Virginia Corp.                                             604
       129   Southern Union Co.* (l)                                       3,098
        71   Southwest Gas Corp.                                           1,801
       143   Southwestern Energy Co.* (l)                                  7,259
        36   Stone Energy Corp.*                                           1,632
        78   Tesoro Petroleum Corp.*                                       2,498
        43   Todco, Class A*                                                 783
        34   Unit Corp.*                                                   1,288
        46   Veritas DGC, Inc.* (l)                                        1,040
       102   Vintage Petroleum, Inc.                                       2,323
        18   World Fuel Services Corp.                                       891
             -------------------------------------------------------------------
                                                                          54,403
             -------------------------------------------------------------------

             PACKAGING -- 0.7%
       264   Crown Holdings, Inc.*                                         3,629
        50   Silgan Holdings, Inc.                                         3,060
             -------------------------------------------------------------------
                                                                           6,689
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             PAPER/FOREST PRODUCTS -- 0.2%
        23   Schweitzer-Mauduit International, Inc.                  $       767
        67   Wausau-Mosinee Paper Corp.                                    1,202
             -------------------------------------------------------------------
                                                                           1,969
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 3.8%
        42   Able Laboratories, Inc.* (l) +                                  953
       136   Adolor Corp.* +                                               1,352
        47   Alkermes, Inc.* (l)                                             657
        16   Antigenics, Inc.* (l)                                           165
       111   AtheroGenics, Inc.* (l)                                       2,613
        42   Auxilium Pharmaceuticals, Inc.*                                 369
       562   AVANIR Pharmaceuticals, Class A* (l)                          1,918
        15   Bradley Pharmaceuticals, Inc.* (l)                              299
        36   Corixa Corp.* (l)                                               130
       146   Cubist Pharmaceuticals, Inc.*                                 1,726
       139   CV Therapeutics, Inc.* (l)                                    3,186
       264   Cypress Bioscience, Inc.*                                     3,708
        18   Dendreon Corp.* (l)                                             190
        39   Impax Laboratories, Inc.* (l)                                   622
        21   Kos Pharmaceuticals, Inc.* (l)                                  779
        52   Ligand Pharmaceuticals, Inc., Class B* (l)                      604
        24   Medicines Co.*                                                  700
        90   Onyx Pharmaceuticals, Inc.* (l)                               2,902
        30   Par Pharmaceutical Companies, Inc.*                           1,221
        17   Pharmion Corp.*                                                 722
        43   PolyMedica Corp. (l)                                          1,618
        54   Rigel Pharmaceuticals, Inc.* (l)                              1,309
        11   Tanox, Inc.* (l)                                                167
        44   United Therapeutics Corp.* (l)                                1,982
        96   Valeant Pharmaceuticals International                         2,530
        53   Vertex Pharmaceuticals, Inc.*                                   557
        53   Vicuron Pharmaceuticals, Inc.*                                  928
             -------------------------------------------------------------------
                                                                          33,907
             -------------------------------------------------------------------

             PRINTING & PUBLISHING -- 0.4%
       119   Bowne & Co., Inc.                                             1,928
        38   John H. Harland Co.                                           1,354
             -------------------------------------------------------------------
                                                                           3,282
             -------------------------------------------------------------------

             REAL ESTATE -- 0.1%
        13   LNR Property Corp. (l)                                          799

             REAL ESTATE INVESTMENT TRUST -- 6.7%
        93   Affordable Residential
             Communities, Inc. (l) +                                 $     1,335
       265   American Financial Realty Trust                               4,291
       106   American Home Mortgage
             Investment Corp.                                              3,620
       108   Anthracite Capital, Inc.                                      1,331
        59   Capital Automotive Real Estate
             Investment Trust                                              2,100
       211   CarrAmerica Realty Corp.                                      6,959
        45   Entertainment Properties Trust                                2,014
       187   Equity Inns, Inc.                                             2,200
        44   FelCor Lodging Trust, Inc.*                                     643
        48   Gables Residential Trust                                      1,721
       201   Government Properties Trust, Inc. (l)                         1,979
        54   Highwoods Properties, Inc. (l)                                1,499
        44   IMPAC Mortgage Holdings, Inc.                                   995
       213   InnKeepers USA Trust                                          3,026
        26   LaSalle Hotel Properties                                        815
       101   Lexington Corporate Properties Trust                          2,287
        84   LTC Properties, Inc.                                          1,664
       162   Meristar Hospitality Corp.*                                   1,353
        99   MFA Mortgage Investments, Inc.                                  873
        52   Mid-America Apartment Communities, Inc.                       2,148
        15   National Health Investors, Inc.                                 449
        38   New Century Financial Corp.                                   2,397
        35   NovaStar Financial, Inc. (l)                                  1,752
        96   Pennsylvania Real Estate
             Investment Trust (l)                                          4,100
       115   Prentiss Properties Trust                                     4,396
        77   RAIT Investment Trust (l)                                     2,162
        65   Saul Centers, Inc. (l)                                        2,479
             -------------------------------------------------------------------
                                                                          60,588
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.3%
        41   CBRL Group, Inc.                                              1,720
        12   CEC Entertainment, Inc.*                                        496
       103   CKE Restaurants, Inc.* (l)                                    1,495
         6   Jack in the Box, Inc.*                                          221
       185   Landry's Restaurants, Inc. (l)                                5,373
        27   Rare Hospitality International, Inc.*                           844
       129   Ryan's Restaurant Group, Inc.*                                1,992
             -------------------------------------------------------------------
                                                                          12,141
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             RETAILING -- 4.5%
        26   1-800-FLOWERS.COM, Inc., Class A*                       $       221
       205   Aaron Rents, Inc. +                                           5,133
        88   Aeropostale, Inc.* +                                          2,575
        78   Asbury Automotive Group, Inc.*                                1,078
        91   Brookstone, Inc.*                                             1,775
        19   Brown Shoe Co., Inc.                                            570
       206   Cash America International, Inc.                              6,131
        24   Charlotte Russe Holding, Inc.*                                  245
       338   Charming Shoppes, Inc.* (l)                                   3,167
        11   Electronics Boutique Holdings Corp.* (l)                        451
        38   Genesco, Inc.* (l)                                            1,168
       143   Hollywood Entertainment Corp.*                                1,874
        36   Hot Topic, Inc.*                                                626
        46   Insight Enterprises, Inc.*                                      946
         6   Jo-Ann Stores, Inc.*                                            165
        34   MarineMax, Inc.*                                              1,018
         7   Movado Group, Inc.                                              134
        20   Movie Gallery, Inc. (l)                                         379
        49   Select Comfort Corp.* (l)                                       881
        78   ShopKo Stores, Inc.* (l)                                      1,450
       104   Stein Mart, Inc.*                                             1,769
        34   The Children's Place Retail Stores, Inc.* (l)                 1,259
        67   The J. Jill Group, Inc.* (l)                                    990
        68   The Pantry, Inc.*                                             2,052
        14   The Sports Authority, Inc.* (l)                                 350
        94   Too, Inc.*                                                    2,294
        21   Trans World Entertainment Corp.*                                258
        26   United Auto Group, Inc.                                         758
        44   Zale Corp.*                                                   1,320
             -------------------------------------------------------------------
                                                                          41,037
             -------------------------------------------------------------------

             RETAILING - FOOD & STAPLES -- 0.1%
        14   Nash-Finch Co.                                                  521
        34   Pathmark Stores, Inc.*                                          198
        42   Winn-Dixie Stores, Inc. (l)                                     192
             -------------------------------------------------------------------
                                                                             911
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 3.1%
        25   Actel Corp.* +                                                  446
        33   ADE Corp.* (l) +                                                625
       104   AMIS Holdings, Inc.*                                          1,714
        28   Asyst Technologies, Inc.*                                       140
        19   ATMI, Inc.* +                                           $       417
        42   August Technology Corp.*                                        441
       143   Axcelis Technologies, Inc.*                                   1,160
        54   Brooks Automation, Inc.*                                        926
        79   Cirrus Logic, Inc.*                                             434
        56   Credence Systems Corp.*                                         512
        44   Cymer, Inc.*                                                  1,288
        24   Diodes, Inc.*                                                   539
        23   ESS Technology, Inc.*                                           161
        21   Exar Corp.*                                                     302
        18   Genesis Microchip, Inc.* (l)                                    285
        28   Integrated Silicon Solutions, Inc.*                             226
        28   IXYS Corp.*                                                     287
        25   Kopin Corp.*                                                     97
        50   Lattice Semiconductor Corp.*                                    283
        59   LTX Corp.* (l)                                                  450
        65   Mattson Technology, Inc.*                                       733
        88   Micrel, Inc.*                                                   973
        65   Microsemi Corp.*                                              1,130
        69   MIPS Technologies, Inc.*                                        677
        19   MKS Instruments, Inc.*                                          358
        56   Mykrolis Corp.* (l)                                             794
        40   Omnivision Technologies, Inc.* (l)                              728
       334   ON Semiconductor Corp.*                                       1,517
        73   Photronics, Inc.* (l)                                         1,198
        71   Pixelworks, Inc.*                                               807
        19   Power Integrations, Inc.*                                       366
        46   Semitool, Inc.*                                                 425
        26   SigmaTel, Inc.*                                                 924
        77   Silicon Image, Inc.* (l)                                      1,262
       145   Silicon Storage Technology, Inc.*                               864
         8   Siliconix, Inc.* (l)                                            292
       130   Skyworks Solutions, Inc.*                                     1,226
        13   Supertex, Inc.*                                                 276
       110   Transmeta Corp.* (l)                                            179
         9   Ultratech, Inc.*                                                168
        24   Varian Semiconductor Equipment
             Associates, Inc.* (l)                                           877
       221   Vitesse Semiconductor Corp.* (l)                                779
        27   Zoran Corp.*                                                    316
             -------------------------------------------------------------------
                                                                          27,602
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SHIPPING/TRANSPORTATION -- 0.1%
        34   Swift Transportation Co., Inc.* (l)                     $       735

             STEEL -- 1.2%
       248   AK Steel Holding Corp.* +                                     3,591
        30   Gibraltar Industries, Inc.                                      711
        42   Reliance Steel & Aluminum Co.                                 1,632
        65   Ryerson Tull, Inc. (l)                                        1,017
        18   Schnitzer Steel Industries, Inc., Class A (l)                   607
        87   Steel Dynamics, Inc. (l)                                      3,281
             -------------------------------------------------------------------
                                                                          10,839
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 2.4%
        62   Aeroflex, Inc.* +                                               755
       190   Alamosa Holdings, Inc.* +                                     2,372
       112   Arris Group, Inc.*                                              785
        88   Aspect Communications*                                          978
        37   Boston Communications Group*                                    339
        42   Broadwing Corp.* (l)                                            380
        84   Centennial Communications Corp.*                                663
       373   Cincinnati Bell, Inc.*                                        1,546
        12   Commonwealth Telephone Enterprises, Inc.*                       616
        34   CT Communications, Inc.                                         423
        76   Extreme Networks, Inc.*                                         500
       159   Finisar Corp.* (l)                                              362
        26   Hypercom Corp.*                                                 156
        10   Interdigital Communications Corp.*                              219
        30   Intrado, Inc.* (l)                                              364
        93   ITC DeltaCom, Inc.*                                             159
       111   MasTec, Inc.* (l)                                             1,121
       125   MRV Communications, Inc.* (l)                                   458
        36   NETGEAR, Inc.* (l)                                              648
       125   Primus Telecommunications Group, Inc.* (l)                      398
       475   PTEK Holdings, Inc.*                                          5,090
       121   Symmetricom, Inc.* (l)                                        1,174
        32   Talk America Holdings, Inc.* (l)                                210
        53   Tekelec*                                                      1,077
        81   Time Warner Telecom, Inc., Class A*                             351
        76   Westell Technologies, Inc., Class A*                            514
             -------------------------------------------------------------------
                                                                          21,658
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.8%
        16   Audiovox Corp., Class A* (l)                                    254
        28   Brightpoint, Inc.*                                      $       543
        65   C-COR.net Corp.*                                                605
         9   Comtech Telecommunications* (l)                                 354
        22   Ditech Communications Corp.*                                    333
       115   Inter-Tel, Inc.                                               3,144
        54   Remec, Inc.* (l)                                                388
       188   RF Micro Devices, Inc.* (l)                                   1,285
        50   Terayon Communications Systems, Inc.*                           135
             -------------------------------------------------------------------
                                                                           7,041
             -------------------------------------------------------------------

             TEXTILES -- 0.5%
       126   Angelica Corp.                                                3,403
        38   UniFirst Corp.                                                1,075
             -------------------------------------------------------------------
                                                                           4,478
             -------------------------------------------------------------------

             TIRE & RUBBER -- 0.3%
       169   Goodyear Tire & Rubber Co.* (l)                               2,473

             TOYS & GAMES -- 0.4%
        53   JAKKS Pacific, Inc.* (l)                                      1,178
        59   RC2 Corp.*                                                    1,934
        29   Steinway Musical Instruments, Inc.*                             839
             -------------------------------------------------------------------
                                                                           3,951
             -------------------------------------------------------------------

             TRANSPORTATION -- 1.9%
        26   Arkansas Best Corp.                                           1,181
        81   Genesee & Wyoming, Inc., Class A*                             2,276
        32   Offshore Logistics, Inc.*                                     1,023
        17   Old Dominion Freight Line, Inc.*                                578
        34   Overnite Corp.                                                1,255
        54   Overseas Shipholding Group, Inc. (l)                          2,985
        84   RailAmerica, Inc.*                                            1,098
       105   SCS Transportation, Inc.*                                     2,459
        32   The Greenbrier Companies, Inc.                                1,093
        55   US Xpress Enterprises, Inc., Class A*                         1,614
        83   Werner Enterprises, Inc.                                      1,888
             -------------------------------------------------------------------
                                                                          17,450
             -------------------------------------------------------------------

             UTILITIES -- 2.0%
        80   Aquila, Inc.* (l)                                               296
        64   Atmos Energy Corp.                                            1,745
        59   Avista Corp.                                                  1,044

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             UTILITIES -- CONTINUED
       218   CMS Energy Corp.*                                       $     2,281
        57   El Paso Electric Co.*                                         1,087
        40   Idacorp, Inc.                                                 1,214
         5   MGE Energy, Inc. (l)                                            187
        62   New Jersey Resources Corp.                                    2,691
       110   PNM Resources, Inc.                                           2,780
       186   Sierra Pacific Resources* (l)                                 1,953
        18   South Jersey Industries, Inc.                                   957
         6   UIL Holdings Corp.                                              298
        78   UniSource Energy Corp. (l)                                    1,883
             -------------------------------------------------------------------
                                                                          18,416
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $773,696)                                             834,366
             -------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.0%

             RIGHTS -- 0.0% ^
        38   Technology Investment Capital Corp.
             (Cost $0)                                                        19

             U.S. TREASURY SECURITY -- 0.3%
     2,500   U.S. Treasury Note, 1.88%, 11/30/05, @
             (Cost $2,481)                                                 2,480

             MONEY MARKET FUND -- 4.7%
    42,664   JPMorgan Prime Money Market Fund (a)
             (Cost $42,664)                                               42,664
             -------------------------------------------------------------------
             Total Short-Term Investments
             (Cost $45,145)                                               45,163
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 97.3%
             (COST $818,841)                                         $   879,529
             -------------------------------------------------------------------

             OTHER ASSETS IN
             EXCESS OF LIABILITIES -- 2.7%                           $    24,209
             -------------------------------------------------------------------

             NET ASSETS -- 100.0%                                    $   903,738
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

SHARES       COLLATERAL INVESTMENTS                                        VALUE
--------------------------------------------------------------------------------
             MONEY MARKET FUND (c)
       600   Barclays Global Investors
             Prime Money Market Fund                                 $       600

             CERTIFICATES OF DEPOSIT (c)
     2,500   Depfa Bank NY, 2.21%, 01/18/05                                2,500
     2,500   Washington Mutual Bank FA,
             2.21%, 01/18/05                                               2,500
             -------------------------------------------------------------------
                                                                           5,000
             -------------------------------------------------------------------
             COMMERCIAL PAPER (c)
     2,989   Kitty Hawk, 2.23%, 01/18/05                                   2,989

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$   64,726   Deutsche Bank Securities Inc., 2.33%,
             dated 12/31/04, due 01/03/05,
             proceeds $64,739 collateralized by
             U.S. Government Agency Securities                            64,726
             -------------------------------------------------------------------
                                                                     $    73,315
             -------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                    NOTIONAL             UNREALIZED
NUMBER OF                                                           VALUE AT          APPRECIATION/
CONTRACTS    DESCRIPTION                    EXPIRATION DATE   12/31/04 (USD)   (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
211          Russell 2000 Index                 March, 2005      $    68,346                $   646

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.5%

             COMMON STOCKS -- 98.5%

             ADVERTISING -- 0.5%
         4   ADVO, Inc.                                              $       135
         9   aQuantive, Inc.*                                                 78
         3   Catalina Marketing Corp.                                         95
        11   R.H. Donnelley Corp.*                                           662
        14   SITEL Corp.*                                                     34
             -------------------------------------------------------------------
                                                                           1,004
             -------------------------------------------------------------------

             AEROSPACE -- 1.8%
        19   Aviall, Inc.*                                                   446
        13   BE Aerospace, Inc.*                                             152
         3   Curtiss-Wright Corp.                                            149
        20   Esterline Technologies Corp.*                                   666
         9   HEICO Corp.                                                     194
        11   Kaman Corp., Class A                                            139
        38   Moog, Inc., Class A*                                          1,715
        30   Orbital Sciences Corp.*                                         349
         1   Triumph Group, Inc.*                                             33
             -------------------------------------------------------------------
                                                                           3,843
             -------------------------------------------------------------------

             AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
        31   DIMON, Inc.                                                     210

             AIRLINES -- 1.0%
         1   Continental Airlines, Inc., Class B*                             12
        49   Delta Air Lines, Inc.*                                          364
        44   ExpressJet Holdings, Inc.*                                      568
         2   FLYi, Inc.*                                                       4
        25   Mesa Air Group, Inc.*                                           199
         3   Northwest Airlines Corp.*                                        28
        18   Pinnacle Airlines Corp.*                                        255
        31   SkyWest, Inc.                                                   624
             -------------------------------------------------------------------
                                                                           2,054
             -------------------------------------------------------------------

             APPAREL -- 0.8%
         5   DHB Industries, Inc.*                                            88
        10   Kellwood Co.                                                    359
        11   Kenneth Cole Productions, Inc., Class A                         336
        22   Quiksilver, Inc.*                                               655
        17   Skechers U.S.A., Inc., Class A*                                 226
             -------------------------------------------------------------------
                                                                           1,664
             -------------------------------------------------------------------

             APPLIANCES & HOUSEHOLD DURABLES -- 0.3%
        13   Furniture Brands International, Inc.                    $       315
        27   Jacuzzi Brands, Inc.*                                           234
             -------------------------------------------------------------------
                                                                             549
             -------------------------------------------------------------------

             AUTOMOTIVE -- 1.0%
        22   ArvinMeritor, Inc.                                              499
        18   Hayes Lemmerz International, Inc.*                              156
        12   Lithia Motors, Inc., Class A                                    331
         5   Sonic Automotive, Inc.                                          126
         9   Standard Motor Products, Inc.                                   144
        31   Tenneco Automotive, Inc.*                                       530
        17   Tower Automotive, Inc.*                                          42
        10   Wabash National Corp.*                                          261
         3   Winnebago Industries, Inc.                                      117
             -------------------------------------------------------------------
                                                                           2,206
             -------------------------------------------------------------------

             BANKING -- 9.2%
         3   ABC Bancorp +                                                    69
         4   Ace Cash Express, Inc.*                                         107
         8   Amcore Financial, Inc.                                          264
         2   AmericanWest Bancorp*                                            36
         1   Bancfirst Corp.                                                  87
        20   Bank of the Ozarks, Inc.                                        667
        41   BankAtlantic Bancorp, Inc., Class A                             808
         1   Capital Corp of the West                                         66
         6   Capitol Bancorp LTD                                             225
         4   Center Financial Corp.                                           70
        10   Central Pacific Financial Corp.                                 344
         5   Chemical Financial Corp.                                        215
         3   City Holding Co.                                                105
         4   City National Corp.                                             294
         6   Columbia Banking Systems, Inc.                                  142
         5   Commercial Capital Bancorp, Inc.                                114
        26   Community Bank System, Inc.                                     737
         4   Community Trust Bancorp, Inc.                                   143
        22   Corus Bankshares, Inc.                                        1,046
         5   Dime Community Bancshares                                        91
        23   EuroBancshares, Inc. (Puerto Rico)*                             485
        14   First Bancorp (Puerto Rico)                                     915
         0^^ First Citizens Banc Corp.                                         7
         6   First Niagara Financial Group, Inc.                              83
         2   First Republic Bank                                             117

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             BANKING -- CONTINUED
         9   First State Bancorporation                              $       346
        12   Flagstar Bancorp, Inc.                                          269
         0^^ Fulton Financial Corp.                                            5
         5   Glacier Bancorp, Inc.                                           180
        16   Gold Banc Corp., Inc.                                           240
        10   Greater Bay Bancorp                                             279
        10   Hudson River Bancorp                                            196
        18   IBERIABANK Corp.                                              1,207
        13   Independent Bank Corp.                                          376
        26   Irwin Financial Corp.                                           727
         1   Macatawa Bank Corp.                                              45
         4   MB Financial, Inc.                                              160
         6   Mercantile Bank Corp.                                           233
         6   Nara Bancorp, Inc.                                              128
        10   Oriental Financial Group, Inc. (Puerto Rico)                    286
         9   Partners Trust Financial Group, Inc.                            106
         3   Peoples Bancorp, Inc.                                            80
        21   PrivateBancorp, Inc.                                            690
        25   Provident Bancorp, Inc.                                         324
        35   R&G Financial Corp. (Puerto Rico), Class B                    1,372
        18   Republic Bancorp, Inc.                                          272
         1   Republic Bancorp, Inc., Class A                                  31
         3   Simmons First National Corp., Class A                            81
         2   Southwest Bancorp, Inc.                                          51
         1   State Financial Services Corp., Class A                          42
         6   Sterling Bancorp                                                158
        29   Sterling Bancshares, Inc.                                       410
        10   Sterling Financial Corp. - Washington*                          379
        15   Summit Bancshares, Inc.                                         544
         4   Sun Bancorp, Inc.*                                              107
         1   Taylor Capital Group, Inc.                                       47
         3   TriCo Bancshares                                                 68
         5   Umpqua Holdings Corp.                                           124
        44   W Holding Co., Inc. (Puerto Rico)                             1,003
        15   West Coast Bancorp                                              390
        15   Westamerica Bancorporation                                      863
         1   Western Sierra Bancorp*                                          54
         8   Wilshire Bancorp, Inc.*                                         139
         4   Wintrust Financial Corp.                                        222
             -------------------------------------------------------------------
                                                                          19,471
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.6%
         8   Abgenix, Inc.*                                          $        82
        12   Aksys LTD*                                                       64
         4   Alexion Pharmaceuticals, Inc.*                                  111
         9   Applera Corp. - Celera Genomics Group*                          120
         1   Bio-Rad Laboratories, Inc., Class A*                             75
        11   Cell Genesys, Inc.*                                              87
        27   Cytokinetics, Inc.*                                             272
         6   Diversa Corp.*                                                   54
         8   Enzon Pharmaceuticals, Inc.*                                    111
         3   Exelixis, Inc.*                                                  31
       102   Genelabs Technologies*                                          122
        15   Human Genome Sciences, Inc.*                                    180
        61   Incyte Corp.*                                                   604
         8   Integra LifeSciences Holdings Corp.*                            280
        14   Maxygen, Inc.*                                                  174
        10   Myriad Genetics, Inc.*                                          232
        21   Regeneration Technologies, Inc.*                                222
        23   Seattle Genetics, Inc.*                                         147
        11   Telik, Inc.*                                                    219
         7   Transkaryotic Therapies, Inc.*                                  168
             -------------------------------------------------------------------
                                                                           3,355
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.3%
        40   Charter Communications, Inc., Class A*                           89
        62   Mediacom Communications Corp., Class A*                         391
         5   Saga Communications, Inc., Class A*                              84
         6   Sinclair Broadcast Group, Inc., Class A                          55
             -------------------------------------------------------------------
                                                                             619
             -------------------------------------------------------------------

             BUSINESS SERVICES -- 2.0%
         3   Banta Corp.                                                     148
         1   Charles River Associates, Inc.*                                  65
         9   CSG Systems International, Inc.*                                176
         7   DiamondCluster International, Inc., Class A*                     95
         7   Digital River, Inc.*                                            291
        15   Dollar Thrifty Automotive Group, Inc.*                          462
        34   Gartner, Inc., Class A*                                         417
         2   Gevity HR, Inc.                                                  37
        14   Heidrick & Struggles International, Inc.*                       466
        18   Labor Ready, Inc.*                                              306
         6   Metris Companies, Inc.*                                          70
        19   Navigant Consulting, Inc.*                                      517

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             BUSINESS SERVICES -- CONTINUED
         7   PDI, Inc.*                                              $       154
        10   Quanta Services, Inc.*                                           78
        39   Spherion Corp.*                                                 324
        28   TeleTech Holdings, Inc.*                                        273
         7   Tyler Technologies, Inc.*                                        62
         8   Valassis Communications, Inc.*                                  266
         1   Vertrue, Inc.*                                                   53
             -------------------------------------------------------------------
                                                                           4,260
             -------------------------------------------------------------------

             CHEMICALS -- 2.3%
         4   Aceto Corp.                                                      67
         8   Albemarle Corp.                                                 314
         9   Cabot Microelectronics Corp.*                                   372
         7   Cytec Industries, Inc.                                          375
        10   FMC Corp.*                                                      502
        23   Georgia Gulf Corp.                                            1,126
         2   HB Fuller Co.                                                    60
        21   Hercules, Inc.*                                                 313
         3   Kronos Worldwide, Inc.                                          118
         7   NewMarket Corp.*                                                141
         4   NuCO2, Inc.*                                                     91
         5   OM Group, Inc.*                                                 156
        33   PolyOne Corp.*                                                  297
        10   Terra Industries, Inc.*                                          86
        30   The Mosaic Co.*                                                 493
        24   W.R. Grace & Co.*                                               332
             -------------------------------------------------------------------
                                                                           4,843
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 1.0%
        32   Adaptec, Inc.*                                                  246
        21   Anixter International, Inc.                                     766
         9   Black Box Corp.                                                 437
        56   Brocade Communications Systems, Inc.*                           430
         4   Factset Research Systems, Inc.                                  234
             -------------------------------------------------------------------
                                                                           2,113
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 4.8%
         6   Ansys, Inc.*                                                    183
         9   Ariba, Inc.*                                                    148
         8   Ascential Software Corp.*                                       132
        13   Aspen Technology, Inc.*                                          80
        16   Atari, Inc.*                                                     48
        16   Borland Software Corp.*                                 $       183
        10   CACI International, Inc., Class A*                              690
         5   Cerner Corp.*                                                   287
        30   Ciber, Inc.*                                                    293
        24   Computer Programs & Systems, Inc.                               550
         1   Datastream Systems, Inc.*                                         7
        11   Dendrite International, Inc.*                                   210
         6   DSP Group, Inc.*                                                130
        15   E.piphany, Inc.*                                                 72
         6   Echelon Corp.*                                                   51
         8   Epicor Software Corp.*                                          111
         6   EPIQ Systems, Inc.*                                              94
         4   FileNet Corp.*                                                  106
        14   Hyperion Solutions Corp.*                                       634
        11   Informatica Corp.*                                               88
        13   Intergraph Corp.*                                               347
         2   Intervideo, Inc.*                                                22
         3   Intervoice, Inc.*                                                41
         8   JDA Software Group, Inc.*                                       112
         3   Kronos, Inc.*                                                   159
         6   Lexar Media, Inc.*                                               49
         9   Magma Design Automation, Inc.*                                  117
         7   Manhattan Associates, Inc.*                                     170
        12   ManTech International Corp., Class A*                           292
         6   Manugistics Group, Inc.*                                         17
         6   MAPICS, Inc.*                                                    60
        14   Mentor Graphics Corp.*                                          214
         2   MicroStrategy, Inc.*                                            121
        11   MRO Software, Inc.*                                             148
        10   Openwave Systems, Inc.*                                         150
         3   PalmSource, Inc.*                                                33
        69   Parametric Technology Corp.*                                    404
         5   Pegasystems, Inc.*                                               42
        20   Per-Se Technologies, Inc.*                                      320
        21   Perot Systems Corp., Class A*                                   337
        22   Progress Software Corp.*                                        525
         1   Quality Systems, Inc.*                                           54
         6   Quest Software, Inc.*                                            93
         9   Retek, Inc.*                                                     55
        11   SafeNet, Inc.*                                                  397
        34   Secure Computing Corp.*                                         334
         1   SPSS, Inc.*                                                      22

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             COMPUTER SOFTWARE -- CONTINUED
         3   SRA International, Inc., Class A*                       $       186
         2   SS&C Technologies, Inc.                                          43
         2   Stratasys, Inc.*                                                 60
        10   Take-Two Interactive Software, Inc.*                            351
         3   TALX Corp.                                                       75
         3   TradeStation Group, Inc.*                                        20
        11   Transaction Systems Architects, Inc., Class A*                  226
         5   webMethods, Inc.*                                                38
        21   Wind River Systems, Inc.*                                       285
             -------------------------------------------------------------------
                                                                          10,016
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.3%
         9   Advanced Digital Information Corp.*                              88
        21   Agilysys, Inc.                                                  363
         1   Concurrent Computer Corp.*                                        4
         6   Dot Hill Systems Corp.*                                          50
         3   Electronics for Imaging, Inc.*                                   56
        21   Gateway, Inc.*                                                  126
        15   Hutchinson Technology, Inc.*                                    504
         5   Imagistics International, Inc.*                                 168
        13   Imation Corp.                                                   407
        14   Komag, Inc.*                                                    272
         8   PalmOne, Inc.*                                                  259
         7   RadiSys Corp.*                                                  133
        50   Silicon Graphics, Inc.*                                          87
        19   Sykes Enterprises, Inc.*                                        135
             -------------------------------------------------------------------
                                                                           2,652
             -------------------------------------------------------------------

             CONSTRUCTION -- 0.9%
         2   Beazer Homes USA, Inc.                                          307
        35   Champion Enterprises, Inc.*                                     417
         4   Dycom Industries, Inc.*                                         128
        13   Levitt Corp., Class A                                           391
         4   Meritage Corp.*                                                 417
         9   WCI Communities, Inc.*                                          253
             -------------------------------------------------------------------
                                                                           1,913
             -------------------------------------------------------------------

             CONSTRUCTION MATERIALS -- 1.8%
         4   Ameron International Corp.                                      148
         6   Eagle Materials, Inc.                                           501
         8   ElkCorp                                                         270
        12   NCI Building Systems, Inc.*                                     454
         4   Texas Industries, Inc.                                  $       274
        41   Universal Forest Products, Inc.                               1,792
        11   USG Corp.*                                                      447
             -------------------------------------------------------------------
                                                                           3,886
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 1.0%
        11   American Greetings Corp., Class A                               276
         1   CSS Industries, Inc.                                             44
        32   Revlon, Inc., Class A*                                           73
         4   Stanley Furniture Company, Inc.                                 189
         5   Toro Co.                                                        374
        19   Tupperware Corp.                                                390
        16   Universal Corp.                                                 766
             -------------------------------------------------------------------
                                                                           2,112
             -------------------------------------------------------------------

             CONSUMER SERVICES -- 0.9%
        10   Alderwoods Group, Inc. (Canada)*                                116
         8   Arbitron, Inc.*                                                 302
        44   Rent-Way, Inc.*                                                 349
        10   Sotheby's Holdings, Inc., Class A*                              182
         7   SOURCECORP, Inc.*                                               141
         7   Startek, Inc.                                                   208
        42   Stewart Enterprises, Inc., Class A*                             291
         8   The GEO Group, Inc.*                                            215
             -------------------------------------------------------------------
                                                                           1,804
             -------------------------------------------------------------------

             DISTRIBUTION -- 0.2%
         4   Building Material Holding Corp.                                 168
        10   WESCO International, Inc.*                                      282
             -------------------------------------------------------------------
                                                                             450
             -------------------------------------------------------------------

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.0%
         2   Analogic Corp.                                                   94
         2   BEI Technologies, Inc.                                           62
         5   Bel Fuse, Inc., Class B                                         155
        13   Benchmark Electronics, Inc.*                                    453
         7   Checkpoint Systems, Inc.*                                       130
        15   CTS Corp.                                                       194
         6   Electro Scientific Industries, Inc.*                            119
        12   Encore Wire Corp.*                                              156
         2   FARO Technologies, Inc.*                                         53
         1   Innovex, Inc.*                                                    4

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             ELECTRONICS/ELECTRICAL EQUIPMENT -- CONTINUED
         8   Integrated Electrical Services, Inc.*                   $        41
         9   Itron, Inc.*                                                    218
         3   MTS Systems Corp.                                               115
         0   Pemstar, Inc.*                                                    1
         6   Planar Systems, Inc.*                                            71
         6   Power-One, Inc.*                                                 52
        20   Rayovac Corp.*                                                  598
         6   ROFIN-SINAR Technologies, Inc.*                                 263
        15   Stoneridge, Inc.*                                               225
        13   Sypris Solutions, Inc.                                          205
        13   Trimble Navigation LTD*                                         413
        22   TTM Technologies, Inc.*                                         260
         7   Valence Technology, Inc.*                                        23
        10   Watts Water Technologies, Inc., Class A                         306
         4   Zygo Corp.*                                                      41
             -------------------------------------------------------------------
                                                                           4,252
             -------------------------------------------------------------------

             ENGINEERING SERVICES -- 0.2%
         5   URS Corp.*                                                      157
         7   Washington Group International, Inc.*                           306
             -------------------------------------------------------------------
                                                                             463
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 2.3%
        10   Ameristar Casinos, Inc.                                         418
         7   Argosy Gaming Co.*                                              327
         4   Aztar Corp.*                                                    143
         1   Bally Total Fitness Holding Corp.*                                3
         4   Brunswick Corp.                                                 218
        14   Callaway Golf Co.                                               194
         4   Carmike Cinemas, Inc.                                           150
         3   Isle of Capri Casinos, Inc.*                                     77
        11   K2, Inc.*                                                       179
         7   Macrovision Corp.*                                              190
        13   Multimedia Games, Inc.*                                         197
        15   Navigant International, Inc.*                                   181
        12   Penn National Gaming, Inc.*                                     739
        13   Pinnacle Entertainment, Inc.*                                   251
        36   Scientific Games Corp., Class A*                                864
        18   Thor Industries, Inc.                                           678
             -------------------------------------------------------------------
                                                                           4,809
             -------------------------------------------------------------------

             ENVIRONMENTAL SERVICES -- 0.2%
         9   Duratek, Inc.*                                          $       222
         3   Metal Management, Inc.                                           86
         6   Tetra Tech, Inc.*                                                95
         4   Waste Connections, Inc.*                                        123
             -------------------------------------------------------------------
                                                                             526
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 1.6%
        11   Accredited Home Lenders Holding Co.*                            557
         5   Advanta Corp., Class B                                          112
         7   Affiliated Managers Group, Inc.*                                489
         2   Asta Funding, Inc.                                               59
         5   Coinstar, Inc.*                                                 129
        13   CompuCredit Corp.*                                              347
         2   Credit Acceptance Corp.*                                         48
         2   Education Lending Group, Inc.*                                   36
         2   Encore Capital Group, Inc.*                                      45
         4   eSpeed, Inc., Class A*                                           47
         4   Euronet Worldwide, Inc.*                                         91
         4   ITLA Capital Corp.*                                             206
        12   Knight Trading Group, Inc., Class A*                            131
         6   National Financial Partners Corp.                               225
        47   Safeguard Scientifics, Inc.*                                     99
        14   World Acceptance Corp.*                                         374
         7   WSFS Financial Corp.                                            440
             -------------------------------------------------------------------
                                                                           3,435
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.9%
        18   Chiquita Brands International, Inc.                             403
        10   Corn Products International, Inc.                               525
         7   Flowers Foods, Inc.                                             208
         4   J & J Snack Foods Corp.                                         172
        13   Sanderson Farms, Inc.                                           580
             -------------------------------------------------------------------
                                                                           1,888
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 6.4%
         9   ABIOMED Inc.*                                                   139
        12   Align Technology, Inc.*                                         127
        26   Alliance Imaging, Inc.*                                         291
         5   America Service Group, Inc.*                                    131
         8   Animas Corp.*                                                   128
        13   Apria Healthcare Group, Inc.*                                   425
         5   Arrow International, Inc.                                       167

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
         4   ArthroCare Corp.*                                       $       135
         6   Biosite, Inc.*                                                  357
        20   Centene Corp.*                                                  577
        21   CONMED Corp.*                                                   597
         7   CTI Molecular Imaging, Inc.*                                     92
         1   Curative Health Services, Inc.*                                   3
         8   Diagnostic Products Corp.                                       424
        45   Encore Medical Corp.*                                           307
         4   Epix Medical, Inc.*                                              66
         5   First Health Group Corp.*                                        86
         6   Genesis HealthCare Corp.*                                       224
        23   Gentiva Health Services*                                        391
         4   Immucor, Inc.*                                                   85
         4   Inverness Medical Innovations, Inc.*                             95
        37   Kindred Healthcare, Inc.*                                     1,094
        19   Kyphon, Inc.*                                                   490
        10   Mentor Corp.                                                    324
         5   Merit Medical Systems, Inc.*                                     69
         1   NeighborCare, Inc.*                                              31
        33   NeuroMetrix, Inc.*                                              391
        19   OCA, Inc.*                                                      122
         4   Ocular Sciences, Inc.*                                          201
        20   Owens & Minor, Inc.                                             566
        33   Palatin Technologies, Inc.*                                      88
        15   Pediatrix Medical Group, Inc.*                                  962
         3   Possis Medical, Inc.*                                            34
        14   Province Healthcare Co.*                                        313
        33   PSS World Medical, Inc.*                                        414
        11   Res-Care, Inc.*                                                 172
        10   Sierra Health Services, Inc.*                                   524
        16   Sola International, Inc.*                                       432
        29   Steris Corp.*                                                   686
         4   SurModics, Inc.*                                                120
        10   Symbion, Inc.*                                                  210
         4   TECHNE Corp.*                                                   148
        19   United Surgical Partners International, Inc.*                   772
        19   VISX, Inc.*                                                     497
             -------------------------------------------------------------------
                                                                          13,507
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 0.1%
        17   La Quinta Corp.*                                                155

             INDUSTRIAL COMPONENTS -- 0.4%
         5   Hexcel Corp.*                                           $        74
        37   Lennox International, Inc.                                      743
             -------------------------------------------------------------------
                                                                             817
             -------------------------------------------------------------------

             INSURANCE -- 2.5%
         2   AmerUs Group Co.                                                 95
         9   Argonaut Group, Inc.*                                           194
        41   Delphi Financial Group, Inc., Class A                         1,873
         8   Direct General Corp.                                            269
         0^^ FBL Financial Group, Inc., Class A                                9
         8   LandAmerica Financial Group, Inc.                               421
         2   NYMAGIC, Inc.                                                    58
        55   PMA Capital Corp., Class A*                                     570
         7   Selective Insurance Group                                       323
         8   Stewart Information Services Corp.                              342
         1   The Navigators Group, Inc.*                                      18
         3   United Fire & Casualty Co.                                      115
         6   Vesta Insurance Group, Inc.                                      21
        19   Zenith National Insurance Corp.                                 951
             -------------------------------------------------------------------
                                                                           5,259
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.6%
        15   AsiaInfo Holdings, Inc. (China)*                                 89
        12   Autobytel, Inc.*                                                 69
         1   Blue Coat Systems, Inc.*                                         22
        86   CMGI, Inc.*                                                     219
        31   CNET Networks, Inc.*                                            345
         4   Corillian Corp.*                                                 20
         6   Digital Insight Corp.*                                          118
        28   Digitas, Inc.*                                                  265
        29   DoubleClick, Inc.*                                              227
        74   EarthLink, Inc.*                                                847
         4   Equinix, Inc.*                                                  184
         8   Harris Interactive, Inc.*                                        65
        45   Homestore, Inc.*                                                135
         8   Infospace, Inc.*                                                394
        13   Internet Security Systems, Inc.*                                291
         1   Interwoven, Inc.*                                                15
         9   iPass, Inc.*                                                     67
         8   j2 Global Communications, Inc.*                                 266
        10   Lionbridge Technologies, Inc.*                                   70
        44   LookSmart LTD*                                                   97

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             INTERNET SERVICES/SOFTWARE -- CONTINUED
        11   Mindspeed Technologies, Inc.*                           $        31
         3   PC-Tel, Inc.*                                                    26
         8   Portal Software, Inc.*                                           20
         7   ProQuest Co.*                                                   199
         7   Redback Networks, Inc.*                                          38
        32   SupportSoft, Inc.*                                              214
        14   Trizetto Group, Inc.*                                           136
        19   United Online, Inc.*                                            219
        17   Valueclick, Inc.*                                               224
        11   WebEx Communications, Inc.*                                     262
         8   Websense, Inc.*                                                 410
             -------------------------------------------------------------------
                                                                           5,584
             -------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.2%
        23   Technology Investment Capital Corp.                             339

             LEASING -- 0.4%
         4   Amerco, Inc.*                                                   193
        20   GATX Corp.                                                      600
         4   Interpool, Inc.                                                 100
             -------------------------------------------------------------------
                                                                             893
             -------------------------------------------------------------------

             MACHINERY & ENGINEERING EQUIPMENT -- 2.4%
        78   Applied Industrial Technologies, Inc.                         2,134
        12   Astec Industries, Inc.*                                         206
         8   Cascade Corp.                                                   308
        13   Flowserve Corp.*                                                350
         6   NACCO Industries, Inc., Class A                                 674
         4   Sauer-Danfoss, Inc.                                              79
         6   Tecumseh Products Co., Class A                                  272
        13   The Manitowoc Co., Inc.                                         471
         5   UNOVA, Inc.*                                                    114
        13   York International Corp.                                        439
             -------------------------------------------------------------------
                                                                           5,047
             -------------------------------------------------------------------

             MANUFACTURING -- 2.6%
         7   Armor Holdings, Inc.*                                           320
        15   Barnes Group, Inc.                                              384
         5   Cyberoptics Corp.*                                               73
         3   ESCO Technologies, Inc.*                                        207
        15   Fleetwood Enterprises, Inc.*                                    199
        18   Griffon Corp.*                                                  491
        14   JLG Industries, Inc.                                    $       271
        14   Joy Global, Inc.                                                599
        14   Lincoln Electric Holdings, Inc.                                 494
         7   NN, Inc.                                                         98
         5   Penn Engineering & Manufacturing Corp.                           83
        19   Quanex Corp.                                                  1,303
        12   Terex Corp.*                                                    558
        14   Walter Industries, Inc.                                         461
             -------------------------------------------------------------------
                                                                           5,541
             -------------------------------------------------------------------

             METALS/MINING -- 0.7%
        22   Commercial Metals Co.                                         1,124
         8   Metals USA, Inc.*                                               141
         6   Valmont Industries, Inc.                                        158
             -------------------------------------------------------------------
                                                                           1,423
             -------------------------------------------------------------------

             MULTI-MEDIA -- 0.7%
         3   Digital Generation Systems, Inc.*                                 4
         9   Emmis Communications Corp., Class A*                            175
         8   Gray Television, Inc.                                           127
         8   Insight Communications Co., Inc., Class A*                       73
         8   Journal Register Co.*                                           158
        36   Lodgenet Entertainment Corp.*                                   644
        18   World Wrestling Entertainment, Inc.                             212
             -------------------------------------------------------------------
                                                                           1,393
             -------------------------------------------------------------------

             OFFICE/BUSINESS EQUIPMENT -- 0.5%
         2   General Binding Corp.*                                           26
        21   Global Imaging Systems, Inc.*                                   810
         7   United Stationers, Inc.*                                        319
             -------------------------------------------------------------------
                                                                           1,155
             -------------------------------------------------------------------

             OIL & GAS -- 6.3%
         6   Black Hills Corp.                                               187
         4   Callon Petroleum Co.*                                            64
         6   Comstock Resources, Inc.*                                       128
        29   Denbury Resources, Inc.*                                        791
        21   Energen Corp.                                                 1,256
         5   Energy Partners LTD*                                             93
         2   Giant Industries, Inc.*                                          45
         4   Gulf Island Fabrication, Inc.                                    83
        11   Hanover Compressor Co.*                                         160

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             OIL & GAS -- CONTINUED
         7   Headwaters, Inc.*                                       $       188
        11   Helmerich & Payne, Inc.                                         371
        37   Houston Exploration Co.*                                      2,061
         5   Hydril Co.*                                                     246
        54   Key Energy Services, Inc.*                                      632
        11   Lone Star Technologies, Inc.*                                   375
         3   Magnum Hunter Resources, Inc.*                                   41
        10   Mission Resources Corp.*                                         57
        17   Oceaneering International, Inc.*                                638
         7   Oil States International, Inc.*                                 141
         4   Penn Virginia Corp.                                             146
         1   Quicksilver Resources, Inc.*                                     37
        31   Southern Union Co.*                                             741
        17   Southwest Gas Corp.                                             434
        35   Southwestern Energy Co.*                                      1,749
         9   Stone Energy Corp.*                                             387
        19   Tesoro Petroleum Corp.*                                         605
        10   Todco, Class A*                                                 190
         8   Unit Corp.*                                                     310
        11   Veritas DGC, Inc.*                                              251
        25   Vintage Petroleum, Inc.                                         558
         4   World Fuel Services Corp.                                       214
             -------------------------------------------------------------------
                                                                          13,179
             -------------------------------------------------------------------

             PACKAGING -- 0.8%
        63   Crown Holdings, Inc.*                                           868
        12   Silgan Holdings, Inc.                                           743
             -------------------------------------------------------------------
                                                                           1,611
             -------------------------------------------------------------------

             PAPER/FOREST PRODUCTS -- 0.2%
         6   Schweitzer-Mauduit International, Inc.                          187
        16   Wausau-Mosinee Paper Corp.                                      284
             -------------------------------------------------------------------
                                                                             471
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 4.0%
        10   Able Laboratories, Inc.*                                        233
        33   Adolor Corp.*                                                   324
        11   Alkermes, Inc.*                                                 159
         4   Antigenics, Inc.*                                                41
        27   AtheroGenics, Inc.*                                             628
        27   Auxilium Pharmaceuticals, Inc.*                                 235
       148   AVANIR Pharmaceuticals, Class A*                                506
         4   Bradley Pharmaceuticals, Inc.*                          $        74
         9   Corixa Corp.*                                                    32
        35   Cubist Pharmaceuticals, Inc.*                                   415
        33   CV Therapeutics, Inc.*                                          768
        64   Cypress Bioscience, Inc.*                                       893
         5   Dendreon Corp.*                                                  54
         9   Impax Laboratories, Inc.*                                       149
         5   Kos Pharmaceuticals, Inc.*                                      196
        13   Ligand Pharmaceuticals, Inc., Class B*                          146
         6   Medicines Co.*                                                  167
        22   Onyx Pharmaceuticals, Inc.*                                     703
         7   Par Pharmaceutical Companies, Inc.*                             286
         4   Pharmion Corp.*                                                 169
        10   PolyMedica Corp.                                                388
        13   Rigel Pharmaceuticals, Inc.*                                    315
         3   Tanox, Inc.*                                                     40
        11   United Therapeutics Corp.*                                      479
        23   Valeant Pharmaceuticals International                           606
        14   Vertex Pharmaceuticals, Inc.*                                   143
        13   Vicuron Pharmaceuticals, Inc.*                                  219
             -------------------------------------------------------------------
                                                                           8,368
             -------------------------------------------------------------------

             PRINTING & PUBLISHING -- 0.4%
        29   Bowne & Co., Inc.                                               466
         9   John H. Harland Co.                                             329
             -------------------------------------------------------------------
                                                                             795
             -------------------------------------------------------------------

             REAL ESTATE -- 0.1%
         3   LNR Property Corp.                                              195

             REAL ESTATE INVESTMENT TRUST -- 7.5%
        22   Affordable Residential Communities, Inc.                        321
        64   American Financial Realty Trust                               1,031
        25   American Home Mortgage Investment Corp.                         868
        26   Anthracite Capital, Inc.                                        319
        14   Capital Automotive Real Estate
             Investment Trust                                                498
        51   CarrAmerica Realty Corp.                                      1,680
        11   Entertainment Properties Trust                                  486
        45   Equity Inns, Inc.                                               531
        10   FelCor Lodging Trust, Inc.*                                     145
        12   Gables Residential Trust                                        412
        48   Government Properties Trust, Inc.                               476

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- CONTINUED
        13   Highwoods Properties, Inc.                              $       357
        11   IMPAC Mortgage Holdings, Inc.                                   238
        51   InnKeepers USA Trust                                            727
         6   LaSalle Hotel Properties                                        194
        24   Lexington Corporate Properties Trust                            548
        31   LTC Properties, Inc.                                            615
        39   Meristar Hospitality Corp.*                                     325
        23   MFA Mortgage Investments, Inc.                                  206
        27   Mid-America Apartment Communities, Inc.                       1,105
         4   National Health Investors, Inc.                                 108
         9   New Century Financial Corp.                                     575
         9   NovaStar Financial, Inc.                                        426
        23   Pennsylvania Real Estate Investment Trust                       984
        28   Prentiss Properties Trust                                     1,058
        33   RAIT Investment Trust                                           912
        16   Saul Centers, Inc.                                              597
             -------------------------------------------------------------------
                                                                          15,742
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.4%
        10   CBRL Group, Inc.                                                419
         3   CEC Entertainment, Inc.*                                        124
        25   CKE Restaurants, Inc.*                                          360
         1   Jack in the Box, Inc.*                                           52
        44   Landry's Restaurants, Inc.                                    1,290
         6   Rare Hospitality International, Inc.*                           204
        31   Ryan's Restaurant Group, Inc.*                                  479
             -------------------------------------------------------------------
                                                                           2,928
             -------------------------------------------------------------------

             RETAILING -- 5.1%
         7   1-800-FLOWERS.COM, Inc., Class A*                                55
        82   Aaron Rents, Inc.                                             2,055
        21   Aeropostale, Inc.*                                              618
        24   Asbury Automotive Group, Inc.*                                  325
        22   Brookstone, Inc.*                                               430
         5   Brown Shoe Co., Inc.                                            134
        49   Cash America International, Inc.                              1,457
         6   Charlotte Russe Holding, Inc.*                                   58
        81   Charming Shoppes, Inc.*                                         761
         3   Electronics Boutique Holdings Corp.*                            107
         9   Genesco, Inc.*                                                  283
        34   Hollywood Entertainment Corp.*                                  450
         9   Hot Topic, Inc.*                                                150
        11   Insight Enterprises, Inc.*                              $       230
         1   Jo-Ann Stores, Inc.*                                             39
         8   MarineMax, Inc.*                                                241
         2   Movado Group, Inc.                                               32
         5   Movie Gallery, Inc.                                              88
         1   Party City Corp.*                                                 9
        12   Select Comfort Corp.*                                           210
        19   ShopKo Stores, Inc.*                                            349
        25   Stein Mart, Inc.*                                               425
         8   The Children's Place Retail Stores, Inc.*                       296
        16   The J. Jill Group, Inc.*                                        238
        16   The Pantry, Inc.*                                               490
         3   The Sports Authority, Inc.*                                      88
        23   Too, Inc.*                                                      553
         5   Trans World Entertainment Corp.*                                 60
         6   United Auto Group, Inc.                                         180
        11   Zale Corp.*                                                     320
             -------------------------------------------------------------------
                                                                          10,731
             -------------------------------------------------------------------

             RETAILING - FOOD & STAPLES -- 0.1%
         3   Nash-Finch Co.                                                  129
         8   Pathmark Stores, Inc.*                                           46
        10   Winn-Dixie Stores, Inc.                                          47
             -------------------------------------------------------------------
                                                                             222
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 3.1%
         6   Actel Corp.*                                                    105
         8   ADE Corp.* +                                                    152
        25   AMIS Holdings, Inc.*                                            412
         6   Asyst Technologies, Inc.*                                        32
         4   ATMI, Inc.*                                                      99
        10   August Technology Corp.*                                        108
        34   Axcelis Technologies, Inc.*                                     276
        13   Brooks Automation, Inc.*                                        222
         0^^ Ceva, Inc.*                                                       4
        19   Cirrus Logic, Inc.*                                             103
        13   Credence Systems Corp.*                                         123
        10   Cymer, Inc.*                                                    308
         6   Diodes, Inc.*                                                   131
         6   ESS Technology, Inc.*                                            39
         5   Exar Corp.*                                                      72
         4   Genesis Microchip, Inc.*                                         68

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             SEMI-CONDUCTORS -- CONTINUED
         7   Integrated Silicon Solutions, Inc.*                     $        54
         7   IXYS Corp.*                                                      69
         6   Kopin Corp.*                                                     23
        12   Lattice Semiconductor Corp.*                                     67
        14   LTX Corp.*                                                      107
        16   Mattson Technology, Inc.*                                       177
        21   Micrel, Inc.*                                                   235
        16   Microsemi Corp.*                                                272
        17   MIPS Technologies, Inc.*                                        163
         5   MKS Instruments, Inc.*                                           85
        13   Mykrolis Corp.*                                                 190
        10   Omnivision Technologies, Inc.*                                  178
        79   ON Semiconductor Corp.*                                         360
        17   Photronics, Inc.*                                               287
        17   Pixelworks, Inc.*                                               195
         4   Power Integrations, Inc.*                                        87
        11   Semitool, Inc.*                                                 103
         6   SigmaTel, Inc.*                                                 220
        18   Silicon Image, Inc.*                                            301
        35   Silicon Storage Technology, Inc.*                               207
         2   Siliconix, Inc.*                                                 73
        31   Skyworks Solutions, Inc.*                                       293
         3   Supertex, Inc.*                                                  69
        26   Transmeta Corp.*                                                 43
         2   Ultratech, Inc.*                                                 40
         6   Varian Semiconductor Equipment Associates, Inc.*                214
        53   Vitesse Semiconductor Corp.*                                    186
         1   White Electronic Designs Corp.*                                   5
         7   Zoran Corp.*                                                     75
             -------------------------------------------------------------------
                                                                           6,632
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.1%
         8   Swift Transportation Co., Inc.*                                 174

             STEEL -- 1.2%
        60   AK Steel Holding Corp.* +                                       863
         7   Gibraltar Industries, Inc.                                      165
        10   Reliance Steel & Aluminum Co.                                   400
        15   Ryerson Tull, Inc.                                              238
         4   Schnitzer Steel Industries, Inc., Class A                       148
        21   Steel Dynamics, Inc.                                            792
             -------------------------------------------------------------------
                                                                           2,606
             -------------------------------------------------------------------

             TELECOMMUNICATIONS -- 2.6%
        15   Aeroflex, Inc.*                                                 181
         1   Aether Systems, Inc.*                                   $         2
        46   Alamosa Holdings, Inc.*                                         572
        27   Arris Group, Inc.*                                              188
        21   Aspect Communications*                                          235
         9   Boston Communications Group*                                     80
        10   Broadwing Corp.*                                                 93
        20   Centennial Communications Corp.*                                156
        90   Cincinnati Bell, Inc.*                                          372
         3   Commonwealth Telephone Enterprises, Inc.*                       149
         4   Computer Network Technology Corp.*                               27
        16   CT Communications, Inc.                                         194
        19   Extreme Networks, Inc.*                                         121
        38   Finisar Corp.*                                                   87
         6   Hypercom Corp.*                                                  38
         3   Interdigital Communications Corp.*                               55
         7   Intrado, Inc.*                                                   88
        59   ITC DeltaCom, Inc.*                                             101
        26   MasTec, Inc.*                                                   267
        30   MRV Communications, Inc.*                                       110
         9   NETGEAR, Inc.*                                                  155
         1   Network Equipment Technologies, Inc.*                             5
        30   Primus Telecommunications Group, Inc.*                           94
       114   PTEK Holdings, Inc.*                                          1,224
         1   Raindance Communications, Inc.*                                   2
        29   Symmetricom, Inc.*                                              283
         8   Talk America Holdings, Inc.*                                     50
        13   Tekelec*                                                        260
        20   Time Warner Telecom, Inc., Class A*                              85
        18   Westell Technologies, Inc., Class A*                            124
             -------------------------------------------------------------------
                                                                           5,398
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 0.8%
         4   Audiovox Corp., Class A*                                         65
         7   Brightpoint, Inc.*                                              129
        16   C-COR.net Corp.*                                                144
         1   Centillium Communications, Inc.*                                  1
         2   Comtech Telecommunications*                                      83
         5   Ditech Communications Corp.*                                     81
        28   Inter-Tel, Inc.                                                 764
        13   Remec, Inc.*                                                     92
        45   RF Micro Devices, Inc.*                                         308
        13   Terayon Communications Systems, Inc.*                            34
         0^^ Tollgrade Communications, Inc.*                                   4
             -------------------------------------------------------------------
                                                                           1,705
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             TEXTILES -- 0.5%
        31   Angelica Corp.                                          $       841
         9   UniFirst Corp.                                                  260
             -------------------------------------------------------------------
                                                                           1,101
             -------------------------------------------------------------------

             TIRE & RUBBER -- 0.3%
        41   Goodyear Tire & Rubber Co.*                                     594

             TOYS & GAMES -- 0.4%
        13   JAKKS Pacific, Inc.*                                            279
        14   RC2 Corp.*                                                      465
         7   Steinway Musical Instruments, Inc.*                             200
             -------------------------------------------------------------------
                                                                             944
             -------------------------------------------------------------------

             TRANSPORTATION -- 2.0%
         6   Arkansas Best Corp.                                             283
        20   Genesee & Wyoming, Inc., Class A*                               551
         8   Offshore Logistics, Inc.*                                       244
         4   Old Dominion Freight Line, Inc.*                                143
         8   Overnite Corp.                                                  302
        13   Overseas Shipholding Group, Inc.                                711
        20   RailAmerica, Inc.*                                              264
        25   SCS Transportation, Inc.*                                       589
         8   The Greenbrier Companies, Inc.                                  261
        14   US Xpress Enterprises, Inc., Class A*                           404
        20   Werner Enterprises, Inc.                                        455
             -------------------------------------------------------------------
                                                                           4,207
             -------------------------------------------------------------------

             UTILITIES -- 2.1%
        19   Aquila, Inc.*                                                    72
        15   Atmos Energy Corp.                                              418
        14   Avista Corp.                                                    249
        52   CMS Energy Corp.*                                               547
        14   El Paso Electric Co.*                                           259
        10   Idacorp, Inc.                                                   293
         1   MGE Energy, Inc.                                                 43
        15   New Jersey Resources Corp.                              $       646
         0^^ Nicor, Inc.                                                      11
        26   PNM Resources, Inc.                                             669
        45   Sierra Pacific Resources*                                       471
         4   South Jersey Industries, Inc.                                   231
         1   UIL Holdings Corp.                                               67
        19   UniSource Energy Corp.                                          458
             -------------------------------------------------------------------
                                                                           4,434
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $173,687)                                             207,547
             -------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.5%

             RIGHTS -- 0.0% ^
        22   Technology Investment Capital Corp.
             (Cost $0)                                                        11
             -------------------------------------------------------------------

             U.S. TREASURY SECURITY -- 0.2%
       425   U.S. Treasury Note, 1.88%, 11/30/05, @
             (Cost $424)                                                     422

             MONEY MARKET FUND -- 1.3%
     2,838   JPMorgan Prime Money Market Fund (a)
             (Cost $2,838)                                                 2,838
             -------------------------------------------------------------------
             Total Short-Term Investments
             (Cost $3,262)                                                 3,271
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%
             (COST $176,949)                                         $   210,818
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0% ^                 (11)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $   210,807
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

NUMBER OF                                EXPIRATION         VALUE AT           APPRECIATION
CONTRACTS    DESCRIPTION                       DATE   12/31/04 (USD)   (DEPRECIATION) (USD)
-------------------------------------------------------------------------------------------
             LONG FUTURES OUTSTANDING
10           Russell 2000 Index         March, 2005      $     3,146         $   123

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN
  U.S. SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS                         AS OF DECEMBER 31, 2004
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.5%

             COMMON STOCKS -- 99.5%

             AEROSPACE -- 0.8%
         1   Engineered Support Systems, Inc.                        $        53

             AIRLINES -- 1.1%
         4   SkyWest, Inc.                                                    71

             APPLIANCES & HOUSEHOLD DURABLES -- 1.0%
         7   Jacuzzi Brands, Inc.*                                            63

             AUTOMOTIVE -- 1.8%

         1   Oshkosh Truck Corp.                                              51
         2   Winnebago Industries, Inc.                                       70
             -------------------------------------------------------------------
                                                                             121
             -------------------------------------------------------------------

             BANKING -- 5.2%
         2   Central Pacific Financial Corp.                                  62
         1   East-West Bancorp, Inc.                                          47
         2   EuroBancshares, Inc. (Puerto Rico)*                              49
         1   MB Financial, Inc.                                               60
         2   Santander BanCorp (Puerto Rico)                                  61
         2   Texas Capital Bancshares, Inc.*                                  32
         1   Texas Regional Bancshares, Inc., Class A                         31
             -------------------------------------------------------------------
                                                                             342
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 1.4%
         1   Alexion Pharmaceuticals, Inc.*                                   35
         3   Incyte Corp.* (1)                                                31
         1   Telik, Inc.* (1)                                                 26
             -------------------------------------------------------------------
                                                                              92
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 0.8%
         2   Salem Communications Corp., Class A*                             54

             BUSINESS SERVICES -- 1.7%
         1   Alliance Data Systems Corp.*                                     64
         3   LECG Corp*                                                       51
             -------------------------------------------------------------------
                                                                             115
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 0.5%
         1   Avocent Corp.*                                                   32

             COMPUTER SOFTWARE -- 10.2%
         9   Aspen Technology, Inc.*                                          59
         3   DSP Group, Inc.*                                        $        75
         5   Epicor Software Corp.*                                           68
         2   Hyperion Solutions Corp.*                                        75
         1   Kronos, Inc.*                                                    31
        10   Lawson Software, Inc.*                                           67
         4   Packeteer, Inc.*                                                 59
         3   Serena Software, Inc.* (1)                                       68
         2   Take-Two Interactive Software, Inc.* (l)                         52
         3   THQ, Inc.* (l)                                                   61
         2   Verint Systems, Inc.* (l)                                        58
             -------------------------------------------------------------------
                                                                             673
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 1.2%
         2   Tech Data Corp.*                                                 82

             CONSTRUCTION -- 1.2%
         7   Champion Enterprises, Inc.* (l)                                  82

             CONSTRUCTION MATERIALS -- 0.8%
         1   Eagle Materials, Inc.                                            56

             CONSUMER SERVICES -- 4.7%
         6   Educate, Inc.*                                                   75
         3   Jackson Hewitt Tax Service, Inc.                                 71
         1   Laureate Education, Inc.*                                        34
         2   Ritchie Bros. Auctioneers, Inc. (Canada) (l)                     61
         2   Universal Technical Institute, Inc.*                             71
             -------------------------------------------------------------------
                                                                             312
             -------------------------------------------------------------------

             DISTRIBUTION -- 0.9%
         1   Scansource, Inc.*                                                59

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.1%
         6   TTM Technologies, Inc.*                                          76

             ENTERTAINMENT/LEISURE -- 4.9%
         2   Carmike Cinemas, Inc.                                            73
         4   K2, Inc.*                                                        60
         3   LIFE TIME FITNESS, Inc.*                                         73
         5   Lions Gate Entertainment Corp. (Canada)* (l)                     52
         3   Scientific Games Corp., Class A*                                 66
             -------------------------------------------------------------------
                                                                             324
             -------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             FINANCIAL SERVICES -- 0.6%
         0^^ Calamos Asset Management, Inc., Class A*                $         6
         2   Marlin Business Services, Inc.*                                  37
             -------------------------------------------------------------------
                                                                              43
             -------------------------------------------------------------------

             FOOD/BEVERAGE PRODUCTS -- 0.7%
         1   United Natural Foods, Inc.*                                      44

             HEALTH CARE/HEALTH CARE SERVICES -- 13.1%
         3   Abaxis, Inc.*                                                    48
         1   Advanced Medical Optics, Inc.* (l)                               33
         2   Amedisys, Inc.*                                                  66
         1   AMERIGROUP Corp.*                                                38
         2   ArthroCare Corp.* (l)                                            69
         1   Cooper Companies, Inc.                                           53
         2   Covance, Inc.*                                                   63
         2   Gentiva Health Services*                                         28
         3   Kyphon, Inc.* (l)                                                71
         3   Psychiatric Solutions, Inc.*                                    102
         2   Sunrise Senior Living, Inc.* (l)                                 82
         1   Symmetry Medical, Inc.*                                          18
         6   TriPath Imaging, Inc.*                                           56
         1   United Surgical Partners International, Inc.*                    53
         3   VCA Antech, Inc.* (l)                                            49
         1   Ventana Medical Systems, Inc.*                                   48
             -------------------------------------------------------------------
                                                                             877
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 1.2%
         2   Gaylord Entertainment Co.*                                       77

             INSURANCE -- 2.6%
         1   Direct General Corp.                                             47
         2   Infinity Property & Casualty Corp.                               59
         2   ProAssurance Corp.*                                              65
             -------------------------------------------------------------------
                                                                             171
             -------------------------------------------------------------------

             INTERNET SERVICES/SOFTWARE -- 2.9%
         1   Equinix, Inc.*                                                   64
         1   F5 Networks, Inc.*                                               34
        10   Mindspeed Technologies, Inc.* (l)                                29
         4   Sapient Corp.*                                                   32
         1   WebEx Communications, Inc.* (l)                                  31
             -------------------------------------------------------------------
                                                                             190
             -------------------------------------------------------------------

             INVESTMENT COMPANY -- 0.1%
         0^^ Apollo Investment Corp.                                 $         5

             MANUFACTURING -- 1.3%
         6   General Cable Corp.* (l)                                         89

             METALS/MINING -- 1.1%
         2   Arch Coal, Inc.                                                  70

             MULTI-MEDIA -- 1.0%
         4   Gray Television, Inc.                                            63

             OFFICE/BUSINESS EQUIPMENT -- 0.9%
         1   Global Imaging Systems, Inc.* (l)                                58

             OIL & GAS -- 6.0%
         2   Headwaters, Inc.* (l)                                            52
         1   Newfield Exploration Co.*                                        68
         1   Oceaneering International, Inc.*                                 41
         1   Spinnaker Exploration Co.*                                       44
         1   Swift Energy Co.*                                                38
         2   Unit Corp.*                                                      83
         2   Universal Compression Holding, Inc.*                             72
         0^^ XTO Energy, Inc.                                                  0
             -------------------------------------------------------------------
                                                                             398
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 6.9%
         2   Able Laboratories, Inc.* (l)                                     40
         4   Adolor Corp.*                                                    37
         1   AtheroGenics, Inc.* (l)                                          28
         4   Cubist Pharmaceuticals, Inc.*                                    45
         2   CV Therapeutics, Inc.* (l)                                       36
         3   Cypress Bioscience, Inc.*                                        48
         2   Idenix Pharmaceuticals, Inc.* (l)                                36
         2   Nabi Biopharmaceuticals*                                         31
         1   Onyx Pharmaceuticals, Inc.* (l)                                  34
         1   Pharmion Corp.*                                                  30
         1   Rigel Pharmaceuticals, Inc.* (l)                                 28
         1   United Therapeutics Corp.*                                       27
         1   Valeant Pharmaceuticals International                            34
             -------------------------------------------------------------------
                                                                             454
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

             REAL ESTATE INVESTMENT TRUST -- 1.4%
         2   American Financial Realty Trust                         $        31
         2   Global Signal, Inc.                                              64
             -------------------------------------------------------------------
                                                                              95
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 1.1%
         2   Rare Hospitality International, Inc.*                            70

             RETAILING -- 5.0%
         1   Aeropostale, Inc.*                                               26
         1   Cost Plus, Inc.*                                                 22
         3   Genesco, Inc.*                                                   86
         1   Guitar Center, Inc.*                                             78
         1   The Children's Place Retail Stores, Inc.* (l)                    35
         3   The Pantry, Inc.*                                                87
             -------------------------------------------------------------------
                                                                             334
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 4.3%
         5   Credence Systems Corp.*                                          42
         2   Cymer, Inc.*                                                     46
         4   Entegris, Inc.*                                                  44
         3   Mattson Technology, Inc.*                                        37
         3   Micrel, Inc.*                                                    31
         2   Power Integrations, Inc.*                                        34
         2   Semtech Corp.*                                                   35
         1   Varian Semiconductor Equipment
             Associates, Inc.*                                                18
             -------------------------------------------------------------------
                                                                             287
             -------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 0.8%
         1   UTI Worldwide, Inc. (Virgin Islands)                             53

             TELECOMMUNICATIONS -- 6.1%
         8   Aeroflex, Inc.*                                                  92
         6   Atheros Communications, Inc.* (l)                                63
         7   LCC International, Inc.*                                         41
         4   Nextel Partners, Inc., Class A*                                  76
         3   Symmetricom, Inc.*                                               34
         4   Tekelec*                                                         81
         1   Viasat, Inc.*                                                    16
             -------------------------------------------------------------------
                                                                             403
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT -- 2.2%
         7   C-COR.net Corp.*                                        $        60
         3   Inter-Tel, Inc.                                                  85
             -------------------------------------------------------------------
                                                                             145
             -------------------------------------------------------------------

             TRANSPORTATION -- 0.9%
         3   Sirva, Inc.*                                                     59
             -------------------------------------------------------------------
             Total Common Stocks
             (Cost $5,459)                                                 6,592
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.6%

             MONEY MARKET FUND -- 0.6%
        40   JPMorgan Prime Money Market Fund (a)
             (Cost $40)                                                       40
             -------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.1%
             (Cost $5,499)                                           $     6,632
             -------------------------------------------------------------------
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%                  (6)
             -------------------------------------------------------------------
             NET ASSETS -- 100.0%                                    $     6,626
             -------------------------------------------------------------------

             Percentages indicated are based on net assets.

PRINCIPAL
AMOUNT
(USD)        COLLATERAL INVESTMENT                                         VALUE
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENT (c)
$    1,069   Deutsche Bank Securities Inc., 2.33%
             dated 12/31/04, due 01/03/05,
             proceeds $1,069 collateralized by
             U.S. Government Agency Securities                       $     1,069

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*       -- Non-income producing security.
^       -- Amount rounds to less than 0.1%.
^^      -- Amount rounds to less than one thousand.
@       -- Security is fully or partially segregated with brokers as initial margin for futures contracts
+       -- All or portion of this security is segregated with the custodian for futures contracts
(a)     -- Affiliated. Money market fund registered under the Investment Company
           Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.
(c)     -- Investment of cash collateral for portfolio securities on loan.
(l)     -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
USD     -- United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2004
(Amounts in thousands, except per share amounts)

                                                  DYNAMIC     MID CAP     MID CAP
                                                SMALL CAP      EQUITY      GROWTH
                                                     FUND        FUND        FUND
ASSETS:
Investments in non-affiliates, at value         $ 193,987   $ 221,511   $  56,665
Investments in affiliates, at value                 4,464       4,756         900
---------------------------------------------------------------------------------
Total investment securities at value              198,451     226,267      57,565
---------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                         41,470       9,103       2,830
Cash                                                   --          48          --
Receivables:
    Investment securities sold                      1,010         298         102
    Fund shares sold                                  367       2,034          25
    Interest and dividends                             52         146          14
    Securities lending (net)                            6           1          --^
---------------------------------------------------------------------------------
Total Assets                                      241,356     237,897      60,536
---------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Due to custodian                                   --          --          80
    Distributions                                      --          43          --
    Investment securities purchased                 1,383          --          --
    Collateral for securities
    lending program                                41,470       9,103       2,830
    Fund shares redeemed                            6,262       1,416         124
Accrued liabilities:
    Investment advisory fees                          107         125          24
    Administration fees                                17          19           2
    Shareholder servicing fees                         17          12           3
    Distribution fees                                  79          --          13
    Custodian fees                                      8          10           7
    Trustees' fees - deferred
    compensation plan                                   6           6           1
    Other                                             163          56          70
---------------------------------------------------------------------------------
Total Liabilities                                  49,512      10,790       3,154
---------------------------------------------------------------------------------
NET ASSETS                                      $ 191,844   $ 227,107   $  57,382
---------------------------------------------------------------------------------

^    Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  DYNAMIC     MID CAP     MID CAP
                                                SMALL CAP      EQUITY      GROWTH
                                                     FUND        FUND        FUND
NET ASSETS:
Paid in capital                                 $ 167,001   $ 169,744   $ 299,474
Accumulated undistributed
(overdistributed) net investment income                (7)         (6)         (1)
Accumulated net realized gain (loss)
on investments                                     (3,956)      5,119    (253,535)
Net unrealized appreciation
(depreciation) of investments                      28,806      52,250      11,444
---------------------------------------------------------------------------------
Total Net Assets                                $ 191,844   $ 227,107   $  57,382
---------------------------------------------------------------------------------
    Class A                                     $  85,734   $      --   $  54,516
    Class B                                     $  61,966   $      --   $   2,866
    Class C                                     $  34,309   $      --   $      --
    Select                                      $   9,835   $ 227,107   $      --
---------------------------------------------------------------------------------
Total                                           $ 191,844   $ 227,107   $  57,382
---------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                         4,644          --       9,492
    Class B                                         3,547          --         517
    Class C                                         1,967          --          --
    Select                                            521       6,819          --
Net Asset Value:
    Class A (and redemption price)              $   18.46   $      --   $    5.74
    Class B*                                    $   17.47   $      --   $    5.54
    Class C*                                    $   17.44   $      --   $      --
    Select (and redemption price)               $   18.89   $   33.30   $      --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                   $   19.48   $      --   $    6.06
Cost of investments                             $ 169,645   $ 174,017   $  46,121
---------------------------------------------------------------------------------
Investment securities on loan, at value         $  40,549   $   8,957   $   2,781
---------------------------------------------------------------------------------

*    Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                  MID CAP   SMALL CAP   SMALL CAP
                                                    VALUE      EQUITY      GROWTH
                                                     FUND        FUND        FUND
ASSETS:
Investments in non-affiliates, at value       $ 3,569,733   $ 343,518   $   5,828
Investments in affiliates, at value               157,737      12,857         216
---------------------------------------------------------------------------------
Total investment securities, at value           3,727,470     356,375       6,044
---------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                        111,929          --       1,132
Cash                                                1,151         199           9
Receivables:
    Investment securities sold                      2,903          --          51
    Fund shares sold                               47,782      17,112          --^
    Interest and dividends                          3,672         256           2
    Securities lending (net)                            9          --          --^
    Expense reimbursements                             10          --           7
---------------------------------------------------------------------------------
Total Assets                                    3,894,926     373,942       7,245
---------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Investment securities purchased                88,805          --          43
    Collateral for securities
    lending program                               111,929          --       1,132
    Fund shares redeemed                            1,737      16,508          --
Accrued liabilities:
    Investment advisory fees                        1,624         251          --
    Administration fees                               232          58          --
    Shareholder servicing fees                        295          12          --
    Distribution fees                                 650          37          --^
    Custodian fees                                     69          19           8
    Trustees' fees - deferred
    compensation plan                                  10          25          --^
    Other                                             821         162          77
---------------------------------------------------------------------------------
Total Liabilities                                 206,172      17,072       1,260
---------------------------------------------------------------------------------
NET ASSETS                                    $ 3,688,754   $ 356,870   $   5,985
---------------------------------------------------------------------------------

^    Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     MID CAP        SMALL CAP        SMALL CAP
                                                                       VALUE           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
NET ASSETS:
Paid in capital                                                $   3,217,826    $     250,926    $       5,709
Accumulated undistributed
(overdistributed) net investment income                                  (10)              (8)              --^
Accumulated net realized gain (loss)
on investments                                                        21,100           14,906             (873)
Net unrealized appreciation
(depreciation) of investments                                        449,838           91,046            1,149
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                               $   3,688,754    $     356,870    $       5,985
--------------------------------------------------------------------------------------------------------------
    Class A                                                    $   1,332,927    $     128,703    $       1,439
    Class B                                                    $     173,129    $      16,817    $          --
    Class C                                                    $     482,960    $          --    $          --
    Institutional                                              $   1,214,608    $          --    $       3,723
    Select                                                     $     485,130    $     211,350    $         823
--------------------------------------------------------------------------------------------------------------
Total                                                          $   3,688,754    $     356,870    $       5,985
--------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                                           60,447            4,868              162
    Class B                                                            7,992              700               --
    Class C                                                           22,252               --               --
    Institutional                                                     54,473               --              406
    Select                                                            21,870            7,559               90
Net Asset Value:
    Class A (and redemption price)                             $       22.05    $       26.44    $        8.91
    Class B*                                                   $       21.66    $       24.01    $          --
    Class C*                                                   $       21.70    $          --    $          --
    Institutional (and redemption price)                       $       22.30    $          --    $        9.18
    Select (and redemption price)                              $       22.18    $       27.96    $        9.09
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.75%)                                                  $       23.27    $       27.91    $        9.40
Cost of investments                                            $   3,277,632    $     265,329    $       4,895
--------------------------------------------------------------------------------------------------------------
Investment securities on loan, at value                        $     110,496    $          --    $       1,104
--------------------------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    U.S. SMALL
                                                                 TRUST SMALL       U.S. SMALL          COMPANY
                                                                  CAP EQUITY          COMPANY    OPPORTUNITIES
                                                                        FUND             FUND             FUND
ASSETS:
Investments in non-affiliates, at value                        $     836,865    $     207,980    $       6,592
Investments in affiliates, at value                                   42,664            2,838               40
--------------------------------------------------------------------------------------------------------------
Total investment securities, at value                                879,529          210,818            6,632
--------------------------------------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                            73,315               --            1,069
Cash                                                                   1,048              187               --
Receivables:
    Investment securities sold                                            --               --               72
    Fund shares sold                                                  61,978              284                1
    Interest and dividends                                               722              188                2
    Variation margin                                                      89                3               --
    Securities lending (net)                                              55               --               --^
    Expense reimbursements                                                --               --                8
--------------------------------------------------------------------------------------------------------------
Total Assets                                                       1,016,736          211,480            7,784
--------------------------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
    Investment securities purchased                                   38,104                3               35
    Collateral for securities
    lending program                                                   73,315               --            1,069
    Fund shares redeemed                                               1,191              439               --
Accrued liabilities:
    Investment advisory fees                                             303              109               --
    Administration fees                                                   15                5               --
    Shareholder servicing fees                                            --               20               --
    Custodian fees                                                        13               11                7
    Trustees' fees - deferred
    compensation plan                                                     17                2                1
    Other                                                                 40               84               46
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                                    112,998              673            1,158
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $     903,738    $     210,807    $       6,626
--------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    U.S. SMALL
                                                                 TRUST SMALL       U.S. SMALL          COMPANY
                                                                  CAP EQUITY          COMPANY    OPPORTUNITIES
                                                                        FUND             FUND             FUND
NET ASSETS:
Paid in capital                                                $     837,984    $     173,869    $     162,384
Accumulated undistributed
(overdistributed) net investment income                                  249                3               (2)
Accumulated net realized gain (loss)
on investments and futures                                             4,171            2,943         (156,889)
Net unrealized appreciation
(depreciation) of investments and
futures                                                               61,334           33,992            1,133
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                               $     903,738    $     210,807    $       6,626
--------------------------------------------------------------------------------------------------------------
    Institutional                                              $          --    $      91,831    $          --
    Select                                                     $     903,738    $     118,976    $       6,626
--------------------------------------------------------------------------------------------------------------
Total                                                          $     903,738    $     210,807    $       6,626
--------------------------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Institutional                                                         --            6,668               --
    Select                                                            20,796            8,636              618
Net Asset Value:
    Institutional (and redemption price)                       $          --    $       13.77    $          --
    Select (and redemption price)                              $       43.46    $       13.78    $       10.72
Cost of investments                                            $     818,841    $     176,949    $       5,499
--------------------------------------------------------------------------------------------------------------
Investment securities on loan, at value                        $      71,548    $          --    $       1,042
--------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2004
(Amounts in thousands)

                                                                     DYNAMIC          MID CAP          MID CAP
                                                                   SMALL CAP           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
INVESTMENT INCOME:
Dividend                                                       $         587    $       2,386    $         405
Dividend income from affiliated
investments*                                                              59               79               11
Securities lending (net)                                                  63               17               11
Foreign taxes withheld                                                    --               (2)              --^
--------------------------------------------------------------------------------------------------------------
Total investment income                                                  709            2,480              427
--------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                               1,271            1,325              376
Administration fees                                                      293              306               87
Shareholder servicing fees                                               489              510              144
Distribution fees                                                        900               --              159
Custodian fees                                                            61               58               48
Interest expense                                                           1                2               --^
Printing and postage                                                      71               32               40
Professional fees                                                         54               48               51
Registration expenses                                                     45                4               28
Transfer agent fees                                                      543               22              107
Trustees' fees                                                             3                3                1
Other                                                                     37               19                7
--------------------------------------------------------------------------------------------------------------
Total expenses                                                         3,768            2,329            1,048
--------------------------------------------------------------------------------------------------------------
Less amounts waived                                                      337              491              247
Less earnings credits                                                     --^               1               --^
--------------------------------------------------------------------------------------------------------------
    Net expenses                                                       3,431            1,837              801
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (2,722)             643             (374)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     DYNAMIC          MID CAP          MID CAP
                                                                   SMALL CAP           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                $      37,317    $      28,575    $      10,011
Change in net unrealized
appreciation/depreciation of:
    Investments                                                      (18,399)           8,854             (582)

Net realized and unrealized gain (loss)
on investments                                                        18,918           37,429            9,429
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $      16,196    $      38,072    $       9,055
--------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $           8    $          10    $           1
--------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     MID CAP        SMALL CAP        SMALL CAP
                                                                       VALUE           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
INVESTMENT INCOME:
Dividend                                                       $      28,813    $       4,651    $          13
Dividend income from affiliated
investments*                                                           1,653              218                2
Securities lending (net)                                                 126              191                2
Foreign taxes withheld                                                   (19)              --               --^
--------------------------------------------------------------------------------------------------------------
Total investment income                                               30,573            5,060               17
--------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                              13,466            4,807               40
Administration fees                                                    2,886            1,109                7
Shareholder servicing fees                                             3,775            1,849                7
Distribution fees                                                      4,250              385                3
Custodian fees                                                           248               92               49
Interest expense                                                          --                1                1
Printing and postage                                                     488              100               --^
Professional fees                                                         86               61               50
Registration expenses                                                    402               52               49
Transfer agent fees                                                    2,114              339               37
Trustees' fees                                                            29               13               --^
Other                                                                     92               50                7
--------------------------------------------------------------------------------------------------------------
Total expenses                                                        27,836            8,858              250
--------------------------------------------------------------------------------------------------------------
Less amounts waived                                                    5,510            1,820               54
Less earnings credits                                                      2                1               --^
Less expense reimbursements                                               52               --              144
--------------------------------------------------------------------------------------------------------------
    Net expenses                                                      22,272            7,037               52
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                           8,301           (1,977)             (35)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     MID CAP        SMALL CAP        SMALL CAP
                                                                       VALUE           EQUITY           GROWTH
                                                                        FUND             FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                $      68,273    $     276,109    $         571
Change in net unrealized
appreciation/depreciation of:
    Investments                                                      344,403          (93,478)             356

Net realized and unrealized gain (loss)
on investments                                                       412,676          182,631              927
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $     420,977    $     180,654    $         892
--------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $         197    $          24    $          --^
--------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    U.S. SMALL
                                                                 TRUST SMALL       U.S. SMALL          COMPANY
                                                                  CAP EQUITY          COMPANY    OPPORTUNITIES
                                                                        FUND             FUND             FUND
INVESTMENT INCOME:
Interest                                                       $          27    $           6    $          --
Dividend                                                               2,919            2,007               22
Dividend income from affiliated
investments*                                                             149               65                2
Securities lending (net)                                                 215               11                1
Other Income                                                              --               --               --^
Foreign taxes withheld                                                    (2)              (3)              --^
--------------------------------------------------------------------------------------------------------------
Total investment income                                                3,308            2,086               25
--------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                               2,432            1,508               48
Administration fees                                                      561              377               12
Shareholder servicing fees                                               935              457               20
Custodian fees                                                            56              111               41
Interest expense                                                           5                2                1
Printing and postage                                                      49               16               10
Professional fees                                                         50               64               60
Registration expenses                                                     32               39               20
Transfer agent fees                                                       22               83               25
Trustees' fees                                                             6                4               --^
Other                                                                     30               25                5
--------------------------------------------------------------------------------------------------------------
Total expenses                                                         4,178            2,686              242
--------------------------------------------------------------------------------------------------------------
Less amounts waived                                                    1,790              350               80
Less earnings credits                                                     --^               1               --^
Less expense reimbursements                                               --               --               80
--------------------------------------------------------------------------------------------------------------
    Net expenses                                                       2,388            2,335               82
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                             920             (249)             (57)
--------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    U.S. SMALL
                                                                 TRUST SMALL       U.S. SMALL          COMPANY
                                                                  CAP EQUITY          COMPANY    OPPORTUNITIES
                                                                        FUND             FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
    Investments                                                $     100,092    $      88,418    $       1,742
    Futures                                                              (34)             768               --
Change in net unrealized
appreciation/depreciation of:
    Investments                                                      (28,353)         (62,691)            (487)
    Futures                                                              646              162               --

Net realized and unrealized gain (loss)
on investments and futures                                            72,351           26,657            1,255
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                $      73,271    $      26,408    $       1,198
--------------------------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                           $          14    $           9    $          --^
--------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED
(Amounts in thousands)

                                                                   DYNAMIC SMALL CAP FUND             MID CAP EQUITY FUND
                                                               ------------------------------    -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                    12/31/04         12/31/03         12/31/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $      (2,722)   $      (2,278)   $         643   $         779
Net realized gain (loss) on investments                               37,317            6,539           28,575           6,558
Change in net unrealized appreciation/
depreciation of investments                                          (18,399)          47,379            8,854          39,408
------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                   16,196           51,640           38,072          46,745
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                     --               --             (627)           (782)
Net realized gain on
investment transactions                                                   --               --          (23,640)         (5,709)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                   --               --          (24,267)         (6,491)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                  (15,717)         (12,619)          19,236          15,181
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                                  479           39,021           33,041          55,435
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  191,365          152,344          194,066         138,631
------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $     191,844    $     191,365    $     227,107   $     194,066
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (7)   $         (24)   $          (6)  $         (10)
------------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    MID CAP GROWTH FUND               MID CAP VALUE FUND
                                                               ------------------------------    -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                    12/31/04         12/31/03         12/31/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $        (374)   $        (629)   $       8,301   $       2,226
Net realized gain (loss) on investments                               10,011           (1,935)          68,273           5,402
Change in net unrealized appreciation/
depreciation of investments                                             (582)          21,065          344,403         102,487
------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                    9,055           18,501          420,977         110,115
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                     --               --           (8,593)         (2,288)
Net realized gain on
investment transactions                                                   --               --          (46,201)         (4,605)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                   --               --          (54,794)         (6,893)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                  (12,240)         (14,090)       2,466,242         631,214
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                               (3,185)           4,411        2,832,425         734,436
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                   60,567           56,156          856,329         121,893
------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $      57,382    $      60,567    $   3,688,754   $     856,329
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (1)   $          (1)   $         (10)  $          (1)
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    SMALL CAP EQUITY FUND            SMALL CAP GROWTH FUND
                                                               ------------------------------    -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                    12/31/04         12/31/03         12/31/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $      (1,977)   $      (2,067)   $         (35)  $         (21)
Net realized gain (loss) on investments                              276,109           34,654              571            (334)
Change in net unrealized appreciation/
depreciation of investments                                          (93,478)         173,648              356           1,296
------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                  180,654          206,235              892             941
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain on
investment transactions                                             (112,302)              --               --              --
------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                 (457,947)         (62,159)             697           1,655
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                             (389,595)         144,076            1,589           2,596
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  746,465          602,389            4,396           1,800
------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $     356,870    $     746,465    $       5,985   $       4,396
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (8)   $         (90)   $          --^  $          --^
------------------------------------------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                TRUST SMALL CAP EQUITY FUND         U.S. SMALL COMPANY FUND
                                                               ------------------------------    -----------------------------
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                    12/31/04         12/31/03         12/31/04        12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                                   $         920    $         121    $        (249)  $         853
Net realized gain (loss) on
investments and futures                                              100,058           18,926           89,186           7,207
Change in net unrealized appreciation
(depreciation) of investments
and futures                                                          (27,707)          77,999          (62,529)        105,478
------------------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                   73,271           97,046           26,408         113,538
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                                   (605)            (111)              --          (1,000)
Net realized gain on
investment transactions                                              (87,711)          (5,840)         (28,244)             --
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (88,316)          (5,951)         (28,244)         (1,000)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                  532,830           35,795         (126,815)       (186,555)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Total increase (decrease) in net assets                              517,785          126,890         (128,651)        (74,017)
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                  385,953          259,063          339,458         413,475
------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $     903,738    $     385,953    $     210,807   $     339,458
------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $         249    $         (62)   $           3   $          (1)
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     U.S. SMALL COMPANY
                                                                     OPPORTUNITIES FUND
                                                               ------------------------------
                                                                  YEAR ENDED       YEAR ENDED
                                                                    12/31/04         12/31/03
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)                                   $         (57)   $        (137)
Net realized gain (loss) on investments                                1,742           (3,387)
Change in net unrealized appreciation
(depreciation) of investments                                           (487)           3,777
---------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                                    1,198              253
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease)                                                   (4,305)         (45,370)
---------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets                               (3,107)         (45,117)
---------------------------------------------------------------------------------------------
Beginning of period                                                    9,733           54,850
---------------------------------------------------------------------------------------------
End of period                                                  $       6,626    $       9,733
---------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                              $          (2)   $          (1)
---------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Funds ("JPMF"), J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Mutual Fund Group ("JPMMFG"), J.P. Morgan Mutual Fund Select Group ("JPMMFSG") and the J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized as Massachusetts business trusts and J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG") was organized as a Maryland corporation. JPMF, JPMIF, JPMMFG, JPMMFSG, JPMMFIT and JPMFMFG (collectively, the "Trusts") are registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as open-end management investment companies. The Trusts were organized on the following dates:

       JPMF   November 4, 1992

      JPMIF   November 4, 1992

     JPMMFG   May 11, 1987

    JPMMFSG   October 1, 1996

    JPMMFIT   September 23, 1997

    JPMFMFG   August 19, 1997

The following are nine separate portfolios of the Trusts (collectively, the "Funds"):

                                                     FUND  CLASSES OFFERED
                 JPMorgan Dynamic Small Cap Fund ("DSCF")  Class A, Class B, Class C and Select
                    JPMorgan Mid Cap Equity Fund ("MCEF")  Select
                    JPMorgan Mid Cap Growth Fund ("MCGF")  Class A and Class B
                     JPMorgan Mid Cap Value Fund ("MCVF")  Class A, Class B, Class C, Institutional and Select
                  JPMorgan Small Cap Equity Fund ("SCEF")  Class A, Class B and Select
                  JPMorgan Small Cap Growth Fund ("SCGF")  Class A, Institutional and Select
           JPMorgan Trust Small Cap Equity Fund ("TSCEF")  Select
               JPMorgan U.S. Small Company Fund ("USSCF")  Institutional and Select
JPMorgan U.S. Small Company Opportunities Fund ("USSCOF")  Select

USSCOF is a separate series of JPMF. USSCF is a separate series of JPMIF. SCEF and DSCF are separate series of JPMMFG. MCEF and TSCEF are separate series of JPMMFSG. MCGF is a separate series of JPMMFIT. MCVF and SCGF are separate series of JPMFMFG.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class shares and Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, The Board of Directors approved the following:

For Class A shares, the maximum front-end sales charge was reduced from 5.75% to 5.25% for shares purchased on or after November 15, 2004 of the Funds.

See note 11 for subsequent events with respect to the reorganization and redomiciliation of certain of the series of the trusts.

TSCEF underwent changes to its portfolio management team, benchmark, and investment process effective July 16, 2004.

During the fiscal year ended December 31, 2004, SCEF relieved securities of the fund in exchange for the redemption of Select Class shares. Cash and securities were transferred for redemptions on December 6, 2004 at a market value of (in thousands) $518,018, which resulted in a realized gain of (in thousands) $159,702 to the Fund for book purposes.

During the fiscal year ended December 31, 2004, SCGF recognized unrealized gain on investments of approximately $11 (in thousands) related to securities purchases in violation of the Fund's investment restrictions during the year. The effect of such gain resulted in an increase in total return of approximately ..2%

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities, other than convertible bonds, with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, each of the Funds applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. REPURCHASE AGREEMENTS -- The Funds' custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to mark-to-market the collateral on a daily basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the seller of the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2004, TSCEF and USSCF had outstanding futures contracts as listed on their Portfolio of Investments.

D. RESTRICTED AND ILLIQUID SECURITIES -- The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

E. SECURITIES ON LOAN -- For all of the Funds, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB"), an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Funds attempt to increase net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times, to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At December 31, 2004, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                                        MARKET VALUE OF        MARKET VALUE OF
                                      SECURITIES LOANED    COLLATERAL RECEIVED
DSCF                                  $          40,549      $          41,470
MCEF                                              8,957                  9,103
MCGF                                              2,781                  2,830
MCVF                                            110,496                111,929
SCGF                                              1,104                  1,132
TSCEF                                            71,548                 73,315
USSCOF                                            1,042                  1,069

JPMCB as lending agent receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

DSCF                                                                   $    20
MCEF                                                                         6
MCGF                                                                         4
MCVF                                                                        52
SCEF                                                                        73
SCGF                                                                         1
TSCEF                                                                       32
USSCF                                                                        2
USSCOF                                                                      --^

^  Amount rounds to less than one thousand.

Risks of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

F. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

I. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                                   ACCUMULATED       ACCUMULATED
                                                                UNDISTRIBUTED/      NET REALIZED
                                                             (OVERDISTRIBUTED)       GAIN (LOSS)
                                      PAID-IN-CAPITAL    NET INVESTMENT INCOME    ON INVESTMENTS
FUND
DSCF                                  $        (2,739)   $               2,739    $           --
MCEF                                               --                      (12)               12
MCGF                                             (374)                     374                --
MCVF                                               --                      283              (283)
SCEF                                          159,645                    2,059          (161,704)
SCGF                                              (35)                      35                --
TSCEF                                          14,496                       (5)          (14,491)
USSCF                                            (248)                     253                (5)
USSCOF                                            (57)                      56                 1

^  Amount rounds to less than one thousand.

The reclassifications for DSCF, MCGF and SCGF relate primarily to the character for the tax purposes of current year net operating losses. The reclassifications for MCEF, MCVF and TSCEF relate primarily to the character for tax purposes of current year distributions received from investments in REITs. The reclassifications for SCEF relate primarily to the character for the tax purposes of current year non-deductible net operating losses, distributions received from investments in REITs and redemptions in-kind. The reclassifications for USSCF and USSCOF relate primarily to the character for the tax purposes of current year non-deductible net operating losses and distributions received from investments in REITs.

J. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly owned subsidiary of JP Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JP Morgan Chase & Co. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                           INVESTMENT
                                     ADVISORY FEE (%)
FUND
DSCF                                             0.65%
MCEF                                             0.65%
MCGF                                             0.65%
MCVF                                             0.70%*
SCEF                                             0.65%
SCGF                                             0.80%
TSCEF                                            0.65%
USSCF                                            0.60%
USSCOF                                           0.60%

* As approved by the Board of Trustees, effective February 19, 2005, the Investment Advisory Fee was reduced to an annual rate of 0.65% for MCVF.

The Advisors waived fees as outlined in Note 3.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                    CLASS A      CLASS B      CLASS C
FUND
DSCF                                   0.25         0.75         0.75
MCEF                                    n/a          n/a          n/a
MCGF                                   0.25         0.75          n/a
MCVF                                   0.25         0.75         0.75
SCEF                                   0.25         0.75          n/a
SCGF                                   0.25          n/a          n/a
TSCEF                                   n/a          n/a          n/a
USSCF                                   n/a          n/a          n/a
USSCOF                                  n/a          n/a          n/a

In addition, JPMFD is entitled to receive the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees and reimbursed expenses as outlined in 3.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB, under which JPMCB provides account administration and personal account maintenance services to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                             INSTITUTIONAL       SELECT
                                         CLASS A      CLASS B      CLASS C           CLASS        CLASS
FUND
DSCF                                        0.25         0.25         0.25             n/a         0.25
MCEF                                         n/a          n/a          n/a             n/a         0.25
MCGF                                        0.25         0.25          n/a             n/a          n/a
MCVF                                        0.25         0.25         0.25            0.10         0.25
SCEF                                        0.25         0.25          n/a             n/a         0.25
SCGF                                        0.25          n/a          n/a            0.10         0.25
TSCEF                                        n/a          n/a          n/a             n/a         0.25
USSCF                                        n/a          n/a          n/a            0.10         0.25
USSCOF                                       n/a          n/a          n/a             n/a         0.25

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the JPMMFG, JPMMFSG, JPMMFIT, JPMFMFG, JPMF, and JPMIF with JPMCB are terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and accounting services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to overdrafts are presented as interest expense in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, LP ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator, the Advisor, and the Distributor have contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                             INSTITUTIONAL       SELECT
                                         CLASS A      CLASS B      CLASS C           CLASS        CLASS
FUND
DSCF                                        1.50         2.12         2.12             n/a         1.10
MCEF                                         n/a          n/a          n/a             n/a         1.00
MCGF                                        1.35         2.05          n/a             n/a          n/a
MCVF                                        1.25         2.00         2.00            0.75         1.00
SCEF                                        1.38         2.12          n/a             n/a         0.85
SCGF                                        1.60          n/a          n/a            0.85         1.10
USSCF                                        n/a          n/a          n/a            0.83         1.01
USSCOF                                       n/a          n/a          n/a             n/a         1.02

The contractual expense limitation agreements were in effect for the year ended December 31, 2004 for the Funds. The expense limitation percentages in the table above are due to expire on April 30, 2006.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2004, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). Neither the Funds' service providers nor the Administrator expect the Funds to repay any such waived fees and reimbursed expenses in future years.

                                                              CONTRACTUAL WAIVERS
                                      -------------------------------------------------------------------
                                      INVESTMENT                   SHAREHOLDER                                 CONTRACTUAL
                                        ADVISORY   ADMINISTRATION    SERVICING    DISTRIBUTION      TOTAL   REIMBURSEMENTS
FUND
DSCF                                  $       --   $           54   $      283   $          --   $    337   $           --
MCEF                                          --               --          287              --        287               --
MCGF                                          79               58          110              --        247               --
MCVF                                       2,429              947        1,795                      5,171               52
SCEF                                          --               41        1,754              25      1,820               --
SCGF                                          40                7            7              --         54              144
USSCF                                         --              128          222              --        350               --
USSCOF                                        48               12           20              --         80               80
--------------------------------------------------------------------------------------------------------------------------
Total                                 $    2,596   $        1,247   $    4,478   $          25   $  8,346   $          276
--------------------------------------------------------------------------------------------------------------------------

                                                                               VOLUNTARY WAIVERS
                                                      -------------------------------------------------------------------
                                                      INVESTMENT                   SHAREHOLDER
                                                        ADVISORY   ADMINISTRATION    SERVICING    DISTRIBUTION     TOTAL
FUND
MCEF                                                  $       --   $           81   $      123   $          --   $    204
MCVF                                                         137              202           --              --        339
TSCEF                                                        543              312          935              --      1,790
-------------------------------------------------------------------------------------------------------------------------
Total                                                 $      680   $          595   $    1,058   $          --   $  2,333
-------------------------------------------------------------------------------------------------------------------------

G. OTHER -- Certain officers of the Trusts are officers of JPMorgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended December 31, 2004 MCEF incurred approximately $1 (in thousands), as brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

H. SUBSEQUENT CHANGES -- After considering management's recommendations, the Boards of Trustees of the Trusts approved, and the Funds entered into, a Distribution Agreement and a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. ("JPMDS") and an Administration Agreement with JPMorgan Funds Management, Inc. ("JPMFM"). JPMDS and JPMFM are both indirect, wholly-owned subsidiaries of JPMorgan Chase & Co. The agreements are effective February 19, 2005, and the fees charged to the Funds under the agreements are subject to the same fee structure as those paid to the prior service providers.

Beginning in mid-2005, JPMCB will serve as the Funds' sub-administrator. For its services as sub-administrator, JPMCB will receive a portion of the fees payable to JPMFM as Administrator.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended December 31, 2004 are as follows (amounts in thousands):

                                            SHAREHOLDER
FUND                                          SERVICING   DISTRIBUTION   TRANSFER AGENT
DSCF
Class A                                    $        231   $        231   $          266
Class B                                             150            451              174
Class C                                              73            218               84
Select                                               35             --               19
---------------------------------------------------------------------------------------
                                           $        489   $        900   $          543

MCEF
Select                                     $        510   $         --   $           22

MCGF
Class A                                    $        137   $        137   $          102
Class B                                               7             22                5
---------------------------------------------------------------------------------------
                                           $        144   $        159   $          107

MCVF
Class A                                    $      1,707   $      1,707   $        1,238
Class B                                             265            794              191
Class C                                             583          1,749              423
Institutional                                       690             --              212
Select                                              530             --               50
---------------------------------------------------------------------------------------
                                           $      3,775   $      4,250   $        2,114

SCEF
Class A                                    $        234   $        234   $          250
Class B                                              50            151               55
Select                                            1,565             --               34
---------------------------------------------------------------------------------------
                                           $      1,849   $        385   $          339

SCGF
Class A                                    $          3   $          3   $           13
Class B*                                             --             --               --
Class C*                                             --             --               --
Institutional                                         3             --               12
Select                                                1             --               12
---------------------------------------------------------------------------------------
                                           $          7   $          3   $           37

TSCEF
Select                                     $        935   $         --   $           22

                                            SHAREHOLDER
FUND                                          SERVICING   DISTRIBUTION   TRANSFER AGENT
USSCF
Institutional                              $        114   $         --   $           20
Select                                              343             --               63
---------------------------------------------------------------------------------------
                                           $        457   $         --   $           83

USSCOF
Select                                     $         20   $         --   $           25

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended December 31, 2004, and the year ended December 31, 2003 are as follows (amounts in thousands):

                                             YEAR ENDED 12/31/04                 YEAR ENDED 12/31/03
                                      ---------------------------------   ---------------------------------
                                                    NET                                 NET
                                      INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME   REALIZED GAIN
MCEF
Select                                $             627   $      23,640   $             782   $       5,709

MCVF
Class A                               $           2,344   $      16,897   $             669   $       1,468
Class B                                              --           2,288                  --             389
Class C                                              --           6,079                  20             561
Institutional                                     4,851          15,152               1,392           1,820
Select                                            1,398           5,785                 207             367
-----------------------------------------------------------------------------------------------------------
                                      $           8,593   $      46,201   $           2,288   $       4,605

SCEF
Class A                               $              --   $      16,153   $              --   $          --
Class B                                              --           2,612                  --              --
Select                                               --          93,537                  --              --
-----------------------------------------------------------------------------------------------------------
                                      $              --   $     112,302   $              --   $          --

TSCEF
Select                                $             605   $      87,711   $             111   $       5,840

USSCF
Institutional                         $              --   $      12,738   $             587   $          --
Select                                               --          15,506                 413              --
-----------------------------------------------------------------------------------------------------------
                                      $              --   $      28,244   $           1,000   $          --
-----------------------------------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                            PURCHASES             SALES         PURCHASES             SALES
                                      (EXCLUDING U.S.   (EXCLUDING U.S.           OF U.S.           OF U.S.
                                          GOVERNMENT)       GOVERNMENT)        GOVERNMENT        GOVERNMENT
FUND
DSCF                                  $       214,815   $       229,367         $      --         $      --
MCEF                                          205,481           214,618                --                --
MCGF                                           67,386            80,547                --                --
MCVF                                        3,113,598           760,300                --                --
SCEF                                          316,210           901,814                --                --
SCGF                                            6,315             5,696                --                --
TSCEF                                       1,035,221           659,306                --                --
USSCF                                         319,484           483,764               423                --
USSCOF                                          8,740            14,570                --                --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2004, were as follows (amounts in thousands):

                                                                  GROSS            GROSS     NET UNREALIZED
                                            AGGREGATE        UNREALIZED        UNREALIZED     APPRECIATION/
                                                 COST      APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
FUND
DSCF                                  $       169,825   $        31,782   $        (3,156)  $        28,626
MCEF                                          174,846            51,915              (494)           51,421
MCGF                                           46,240            11,765              (440)           11,325
MCVF                                        3,283,670           444,074              (274)          443,800
SCEF                                          265,313            95,626            (4,564)           91,062
SCGF                                            4,974             1,183              (113)            1,070
TSCEF                                         819,528            64,852            (4,851)           60,001
USSCF                                         176,807            39,464            (5,453)           34,011
USSCOF                                          5,579             1,217              (164)            1,053

The tax character of distributions paid during the periods indicated were as follows (amounts in thousands):

                                           ORDINARY       LONG-TERM       RETURN OF           TOTAL
FUND                                         INCOME    CAPITAL GAIN         CAPITAL   DISTRIBUTIONS
YEAR ENDED DECEMBER 31, 2004
DSCF                                  $          --   $          --   $          --   $          --
MCEF                                          6,536          17,731              --          24,267
MCGF                                             --              --              --              --
MCVF                                         44,728          10,066              --          54,794
SCEF                                          5,490         106,812              --         112,302
SCGF                                             --              --              --              --
TSCEF                                        12,478          75,838              --          88,316
USSCF                                            --          28,244              --          28,244
USSCOF                                           --              --              --              --

                                           ORDINARY       LONG-TERM       RETURN OF           TOTAL
FUND                                         INCOME    CAPITAL GAIN         CAPITAL   DISTRIBUTIONS
YEAR ENDED DECEMBER 31, 2003
DSCF                                  $          --   $          --   $          --   $          --
MCEF                                          3,523           2,968              --           6,491
MCGF                                             --              --              --              --
MCVF                                          6,591             302              --           6,893
SCEF                                             --              --              --              --
SCGF                                             --              --              --              --
TSCEF                                           103           5,848              --           5,951
USSCF                                         1,000              --              --           1,000
USSCOF                                           --              --              --              --

At December 31, 2004, the tax components of capital were as follows (amounts in thousands):

                                                               DSCF            MCEF            MCGF
Current distributable ordinary income                 $          --   $       2,297   $          --
Current distributable long-term capital
gain or (tax basis capital loss carryover)                   (3,777)          3,651        (253,416)
Unrealized appreciation (depreciation)                $      28,626   $      51,421   $      11,325

                                                               MCVF            SCEF            SCGF
Current distributable ordinary income                 $      14,903   $         424   $          --
Current distributable long-term capital
gain or tax basis capital loss carryover                     12,235          14,482            (794)
Unrealized appreciation (depreciation)                $     443,800   $      91,062   $       1,070

                                                              TSCEF           USSCF          USSCOF
Current distributable ordinary income                 $       4,576   $          --   $          --
Current distributable long-term capital
gain or (tax basis capital loss carryover)                    1,194           2,929        (156,810)
Unrealized appreciation (depreciation)                $      60,001   $      34,011   $       1,053

For DSCF, MCEF, MCGF, MCVF, SCGF, TSCEF and USSCOF the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals. For SCEF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to REIT Return of Capital ("ROC") adjustments. For USSCF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals, inside/outside adjustment, and REIT ROC adjustments.

At December 31, 2004, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands):

                                                                                EXPIRATION
                                                             AMOUNT                   DATE
FUND
DSCF                                                  $       3,776      December 31, 2010
------------------------------------------------------------------------------------------

MCGF                                                  $     222,526      December 31, 2009
                                                             28,364      December 31, 2010
                                                              2,527      December 31, 2011
------------------------------------------------------------------------------------------
                                                      $     253,417
------------------------------------------------------------------------------------------

SCGF                                                  $         242      December 31, 2010
                                                                553      December 31, 2011
------------------------------------------------------------------------------------------
                                                      $         795
------------------------------------------------------------------------------------------

USSCOF                                                $       8,756      December 31, 2008
                                                             79,872      December 31, 2009
                                                             62,976      December 31, 2010
                                                              5,206      December 31, 2011
------------------------------------------------------------------------------------------
                                                      $     156,810
------------------------------------------------------------------------------------------

During the year ended December 31, 2004, DSCF, MCGF, SCGF, USSCF, and USSCOF utilized capital loss carryforwards of (in thousands) $37,076, $10,031, $552, $55,510 and $1,607, respectively.

Capital losses incurred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes.

8. BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Funds based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. This agreement was extended and was subsequently terminated as of February 18, 2005.

The Funds had no borrowings outstanding at December 31, 2004, nor at anytime during the year then ended.

Effective February 19, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured uncommitted credit facility in the aggregate amount of $100 million. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to One Group Mutual Funds and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940) as One Group Mutual Funds.

9. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

As of December 31, 2004, there were individual shareholders who owned 23% and 28% of SCGF and there was one shareholder of record that owned 64% of TSCEF.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. CORPORATE EVENT

On May 25, 2004, J.P. Morgan Chase & Co. and Bank One Corp. announced that, at separate meetings, their respective shareholders had approved the merger of the two companies. The companies completed the merger of their holding companies on July 1, 2004. Effective July 20, 2004, the name of the combined holding company was changed to JPMorgan Chase & Co. Effective November 15, 2004, the bank name is JPMorgan Chase Bank, National Association.

11. SUBSEQUENT EVENT

Effective February 19, 2005 Trust Small Cap Equity Fund changed its name to JPMorgan Small Cap Core Fund.

In addition, the Board of Trustees approved a change in benchmark from the S&P SmallCap 600/BARRA Growth Index to the Russell 2000 Index for the Dynamic Small Cap Fund, effective February 19, 2005.

On February 9, 2005, the Board of Trustees approved managements proposal to limit the offering of the Mid Cap Value Fund effective March 31, 2005, and the Trust Small Cap Equity Fund and U.S. Small Company Fund effective February 28, 2005.

On August 19, 2004, the Boards of Trustees of the Trusts each approved an Agreement and Plan of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of JPMorgan Mid Cap Equity Fund, JPMorgan Small Cap Growth Fund and JPMorgan Trust Small Cap Equity Fund held on January 20, 2005, and at a special meeting of shareholders of JPMorgan Dynamic Small Cap Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund and JPMorgan U.S. Small Company Opportunities Fund (collectively, the "Funds") held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved the Agreements and Plans of Reorganization with respect to each respective Fund.

Effective after the close of business on February 18, 2005 pursuant to the Agreements and Plans of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, each as a separate series of JPMMFS.

Additionally, at a special meeting of shareholders on January 20, 2005, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPMorgan Trust I, a Delaware statutory trust, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, the Funds were each reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPMorgan Trust I.

On August 19, 2004, the Boards of Trustees of the Trusts, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge JPMorgan Small Cap Growth Fund and JPMorgan U.S. Small Company Opportunities Fund (the "Target Funds") into One Group Small Cap Growth Fund (the "Acquiring Fund").

The Agreement and Plan of Reorganization with respect to the JPMorgan Small Cap Growth Fund was approved by that Fund's shareholders at a special meeting of shareholders held on January 20, 2005. The Agreement and Plan of Reorganization with respect to JPMorgan U.S. Small Company Opportunities Fund was approved by that Fund's shareholders at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005.

The mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to each Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the respective Target Fund as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share, Net Unrealized Appreciation or Depreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

JPMORGAN REORGANIZATION

                                                                          NET ASSET             NET
                                             SHARES                           VALUE      UNREALIZED
                                        OUTSTANDING      NET ASSETS       PER SHARE    APPRECIATION
TARGET FUNDS
JPMorgan Small Cap Growth Fund                                                        $         863
   Class A                                      176   $       1,524   $        8.64
   Institutional                                406   $       3,614   $        8.91
   Select                                       106   $         938   $        8.82
JPMorgan U.S. Small Company
Opportunities Fund                                                                    $         800
   Select                                       594   $       6,200   $       10.43

ACQUIRING FUND
One Group Small Cap Growth Fund                                                       $      70,106
   Class A                                    7,899   $      97,614   $       12.36
   Class B                                    2,866   $      32,547   $       11.36
   Class C                                    1,075   $      12,492   $       11.62
   Class I                                   41,055   $     516,120   $       12.57

POST REORGANIZATION
JPMorgan Small Cap Growth Fund                                                        $      71,769
   Class A                                    8,023   $      99,138   $       12.36
   Class B                                    2,866   $      32,547   $       11.36
   Class C                                    1,075   $      12,492   $       11.62
   Institutional                                288   $       3,614   $       12.57
   Select                                    41,622   $     523,258   $       12.57

12. LEGAL PROCEEDINGS

NONE OF THE ACTIONS DESCRIBED BELOW ALLEGE THAT ANY UNLAWFUL ACTIVITY TOOK PLACE WITH RESPECT TO ANY FUNDS WHOSE FINANCIAL STATEMENTS ARE INCLUDED IN THIS REPORT.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, One Group Administrative Services and BOIA (renamed JPMorgan Investment Advisors, Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) ("JPMDS") and JPMorgan Funds Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the then incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the then incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (E.G., BOIA) and distributor (I.E., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

13. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                             DYNAMIC SMALL CAP FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A SHARES
AMOUNT
    Shares sold                                      $          27,956    $          33,709
    Shares redeemed                                            (38,856)             (53,209)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         (10,900)   $         (19,500)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  1,634                2,294
    Shares redeemed                                             (2,293)              (3,769)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (659)              (1,475)
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                      $          11,257    $          10,241
    Shares redeemed                                            (16,973)             (12,042)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          (5,716)   $          (1,801)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    693                  756
    Shares redeemed                                             (1,057)                (932)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (364)                (176)
-------------------------------------------------------------------------------------------

CLASS C
AMOUNT
    Shares sold                                      $          19,086    $          11,002
    Shares redeemed                                            (10,644)              (2,766)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $           8,442    $           8,236
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  1,186                  789
    Shares redeemed                                               (673)                (209)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                             513                  580
-------------------------------------------------------------------------------------------

                                                       DYNAMIC SMALL CAP FUND (CONTINUED)
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
    Shares sold                                      $           7,516    $          11,103
    Shares redeemed                                            (15,059)             (10,657)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          (7,543)   $             446
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    427                  806
    Shares redeemed                                               (859)                (861)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (432)                 (55)
-------------------------------------------------------------------------------------------

                                                              MID CAP EQUITY FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
    Shares sold                                      $          57,714    $          38,236
    Shares issued in reinvestment of
    distributions                                               17,555                4,884
    Shares redeemed                                            (56,033)             (27,939)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          19,236    $          15,181
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  1,752                1,383
    Shares issued in reinvestment of
    distributions                                                  536                  160
    Shares redeemed                                             (1,693)              (1,002)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                             595                  541
-------------------------------------------------------------------------------------------

                                                               MID CAP GROWTH FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A
AMOUNT
    Shares sold                                      $           2,220    $             829
    Shares redeemed                                            (13,954)             (14,203)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         (11,734)   $         (13,374)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    433                  191
    Shares redeemed                                             (2,687)              (3,409)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          (2,254)              (3,218)
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                      $             194    $             351
    Shares redeemed                                               (700)              (1,067)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $            (506)   $            (716)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                     39                   85
    Shares redeemed                                               (140)                (255)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (101)                (170)
-------------------------------------------------------------------------------------------

                                                               MID CAP VALUE FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A
AMOUNT
    Shares sold                                      $       1,033,844    $         251,409
    Shares issued in reinvestment of
    distributions                                               16,217                1,676
    Shares redeemed                                           (122,265)             (33,488)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         927,796    $         219,597
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 51,027               14,916
    Shares issued in reinvestment of
    distributions                                                  746                   92
    Shares redeemed                                             (6,071)              (2,080)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          45,702               12,928
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                      $          93,272    $          46,760
    Shares issued in reinvestment of
    distributions                                                1,863                  317
    Shares redeemed                                             (9,647)              (2,807)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          85,488    $          44,270
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  4,666                2,882
    Shares issued in reinvestment of
    distributions                                                   87                   18
    Shares redeemed                                               (488)                (177)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                           4,265                2,723
-------------------------------------------------------------------------------------------

CLASS C
AMOUNT
    Shares sold                                      $         348,253    $          84,896
    Shares issued in reinvestment of
    distributions                                                4,102                  404
    Shares redeemed                                            (16,865)              (2,423)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         335,490    $          82,877
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 17,330                5,088
    Shares issued in reinvestment of
    distributions                                                  192                   23
    Shares redeemed                                               (851)                (152)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          16,671                4,959
-------------------------------------------------------------------------------------------

                                                         MID CAP VALUE FUND (CONTINUED)
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
INSTITUTIONAL
AMOUNT
    Shares sold                                      $         848,157    $         281,596
    Shares issued in reinvestment of
    distributions                                               14,335                2,657
    Shares redeemed                                           (111,900)             (53,554)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         750,592    $         230,699
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 41,530               16,975
    Shares issued in reinvestment of
    distributions                                                  652                  145
    Shares redeemed                                             (5,510)              (3,357)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          36,672               13,763
-------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                      $         405,562    $          61,454
    Shares issued in reinvestment of
    distributions                                                4,698                  528
    Shares redeemed                                            (43,384)              (8,211)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $         366,876    $          53,771
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                 19,743                3,598
    Shares issued in reinvestment of
    distributions                                                  215                   29
    Shares redeemed                                             (2,172)                (490)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                          17,786                3,137
-------------------------------------------------------------------------------------------

                                                              SMALL CAP EQUITY FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A
AMOUNT
    Shares sold                                      $          52,477    $          16,547
    Shares issued in reinvestment of
    distributions                                               14,234                   --
    Shares redeemed                                            (33,952)             (29,997)
    Redemption in-kind                                              --                   --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          32,759    $         (13,450)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  1,991                  857
    Shares issued in reinvestment of
    distributions                                                  548                   --
    Shares redeemed                                             (1,334)              (1,535)
    Redemption in-kind                                              --                   --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                           1,205                 (678)
-------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                      $           2,578    $           2,152
    Shares issued in reinvestment of
    distributions                                                2,411                   --
    Shares redeemed                                            (11,902)              (8,560)
    Redemption in-kind                                              --                   --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $          (6,913)   $          (6,408)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                    108                  119
    Shares issued in reinvestment of
    distributions                                                  102                   --
    Shares redeemed                                               (500)                (502)
    Redemption in-kind                                              --                   --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                            (290)                (383)
-------------------------------------------------------------------------------------------

                                                        SMALL CAP EQUITY FUND (CONTINUED)
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
    Shares sold                                      $         141,242    $          86,699
    Shares issued in reinvestment of
    distributions                                               88,631                   --
    Shares redeemed                                           (195,648)            (129,000)
    Redemption in-kind                                        (518,018)                  --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        (483,793)   $         (42,301)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                  5,240                4,330
    Shares issued in reinvestment of
    distributions                                                3,235                   --
    Shares redeemed                                             (7,291)              (6,457)
    Redemption in-kind                                         (18,885)                  --
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         (17,701)              (2,127)
-------------------------------------------------------------------------------------------

                                                             SMALL CAP GROWTH FUND
                                                     --------------------------------------
                                                            YEAR ENDED           YEAR ENDED
                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
CLASS A
AMOUNT
    Shares sold                                      $             680    $             718
    Shares redeemed                                               (423)                (156)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $             257    $             562

-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                     84                  104
    Shares redeemed                                                (54)                 (22)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              30                   82
-------------------------------------------------------------------------------------------

CLASS B*
AMOUNT
    Shares sold                                      $              --    $              75
    Shares redeemed                                                 --                 (275)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $              --    $            (200)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                     --                   12
    Shares redeemed                                                 --                  (42)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              --                  (30)
-------------------------------------------------------------------------------------------

CLASS C*
AMOUNT
    Shares sold                                      $              --    $              52
    Shares redeemed                                                 --                  (97)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $              --    $             (45)
-------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                     --                    9
    Shares redeemed                                                 --                  (15)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              --                   (6)
-------------------------------------------------------------------------------------------

* Class ceased operations as of September 12, 2003.

                                           SMALL CAP GROWTH FUND (CONTINUED)
                                         --------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2004    DECEMBER 31, 2003
INSTITUTIONAL
AMOUNT
   Shares sold                           $           1,004    $           1,620
   Shares redeemed                                  (1,078)                (374)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $             (74)   $           1,246
-------------------------------------------------------------------------------
SHARES
   Shares sold                                         126                  232
   Shares redeemed                                    (126)                 (48)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                   --^                 184
-------------------------------------------------------------------------------
SELECT
AMOUNT
   Shares sold                           $             576    $             155
   Shares redeemed                                     (62)                 (63)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $             514    $              92
-------------------------------------------------------------------------------
SHARES
   Shares sold                                          72                   22
   Shares redeemed                                      (8)                 (12)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                   64                   10
-------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              TRUST SMALL CAP EQUITY FUND
                                         --------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
   Shares sold                           $         640,372    $          78,208
   Shares issued in reinvestment
   of distributions                                 76,052                4,679
   Shares redeemed                                (183,594)             (47,092)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $         532,830    $          35,795
-------------------------------------------------------------------------------
SHARES
   Shares sold                                      14,251                2,037
   Shares issued in reinvestment
   of distributions                                  1,769                  107
   Shares redeemed                                  (3,918)              (1,219)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                               12,102                  925
-------------------------------------------------------------------------------

                                                U.S. SMALL COMPANY FUND
                                         --------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2004    DECEMBER 31, 2003
INSTITUTIONAL
AMOUNT
   Shares sold                           $          21,366    $          44,698
   Shares issued in reinvestment of
   distributions                                     6,203                  272
   Shares redeemed                                 (91,687)            (153,678)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $         (64,118)   $        (108,708)
-------------------------------------------------------------------------------
SHARES
   Shares sold                                       1,563                3,883
   Shares issued in reinvestment of
   distributions                                       458                   21
   Shares redeemed                                  (6,617)             (14,211)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                               (4,596)             (10,307)
-------------------------------------------------------------------------------
SELECT
AMOUNT
   Shares sold                           $          21,554    $          35,591
   Shares issued in reinvestment of
   distributions                                    13,051                  368
   Shares redeemed                                 (97,302)            (113,806)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                    $         (62,697)   $         (77,847)
-------------------------------------------------------------------------------
SHARES
   Shares sold                                       1,535                3,163
   Shares issued in reinvestment of
   distributions                                       962                   28
   Shares redeemed                                  (7,032)              (9,973)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                               (4,535)              (6,782)
-------------------------------------------------------------------------------

                                         U.S. SMALL COMPANY OPPORTUNITIES FUND
                                         --------------------------------------
                                                YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2004    DECEMBER 31, 2003
SELECT
AMOUNT
   Shares sold                           $           1,102    $          12,334
   Shares redeemed                                  (5,407)             (57,704)
   Net increase (decrease) in Fund
   shares outstanding                    $          (4,305)   $         (45,370)
-------------------------------------------------------------------------------
SHARES
   Shares sold                                         115                1,667
   Shares redeemed                                    (576)              (8,376)
-------------------------------------------------------------------------------
   Net increase (decrease) in Fund
   shares outstanding                                 (461)              (6,709)
-------------------------------------------------------------------------------

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

CLASS A

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $   16.81        (0.19)@         1.84          1.65            --              --              --
Year Ended 12/31/03          $   12.14        (0.16)@         4.83          4.67            --              --              --
Year Ended 12/31/02          $   15.72        (0.18)         (3.40)        (3.58)           --              --              --
11/1/01 Through 12/31/01^    $   14.21        (0.03)          1.54          1.51            --              --              --
Year Ended 10/31/01          $   24.54        (0.24)         (6.71)        (6.95)           --            3.38            3.38
Year Ended 10/31/00          $   15.98        (0.22)@         8.78          8.56            --              --              --

MID CAP GROWTH FUND
Year Ended 12/31/04          $    4.91        (0.03)@         0.86          0.83            --              --              --
Year Ended 12/31/03          $    3.57        (0.04)@         1.38          1.34            --              --              --
Year Ended 12/31/02          $    5.06        (0.05)@        (1.44)        (1.49)           --              --              --
10/1/01 Through 12/31/01^^   $    4.27        (0.01)          0.80          0.79            --              --              --
Year Ended 9/30/01           $   12.51        (0.02)@        (8.06)        (8.08)           --            0.16            0.16
10/29/99* Through 9/30/00    $   10.00        (0.09)          2.60          2.51            --              --              --

MID CAP VALUE FUND
Year Ended 12/31/04          $   18.62         0.07@          3.71          3.78          0.04            0.31            0.35
Year Ended 12/31/03          $   14.44         0.09@          4.25          4.34          0.05            0.11            0.16
Year Ended 12/31/02          $   14.10         0.07@          0.31          0.38          0.03            0.01            0.04
10/1/01 Through 12/31/01^^   $   13.43         0.02@          1.48          1.50          0.08            0.75            0.83
4/30/01** Through 9/30/01    $   14.24         0.04@         (0.85)        (0.81)           --              --              --

 ^   The Fund changed its fiscal year end from October 31 to December 31.
^^   The Fund changed its fiscal year end from September 30 to December 31.
 *   Commencement of operations.
**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
DYNAMIC SMALL CAP FUND                                                       $          86
Year Ended 12/31/04          $    18.46                  9.82%               $          89
Year Ended 12/31/03          $    16.81                 38.47%               $          82
Year Ended 12/31/02          $    12.14                (22.77%)              $         125
11/1/01 Through 12/31/01^    $    15.72                 10.63%               $         120
Year Ended 10/31/01          $    14.21                (30.60%)              $         154
Year Ended 10/31/00          $    24.54                 53.57%

MID CAP GROWTH FUND
Year Ended 12/31/04          $     5.74                 16.90%               $          54
Year Ended 12/31/03          $     4.91                 37.53%               $          58
Year Ended 12/31/02          $     3.57                (29.45%)              $          53
10/1/01 Through 12/31/01^^   $     5.06                 18.50%               $         101
Year Ended 9/30/01           $     4.27                (65.10%)              $          94
10/29/99* Through 9/30/00    $    12.51                 25.12%               $          33

MID CAP VALUE FUND
Year Ended 12/31/04          $    22.05                 20.32%               $       1,333
Year Ended 12/31/03          $    18.62                 30.07%               $         275
Year Ended 12/31/02          $    14.44                  2.68%               $          26
10/1/01 Through 12/31/01^^   $    14.10                 11.20%               $           5
4/30/01** Through 9/30/01    $    13.43                 (5.69%)              $           2

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04              1.50%        (1.14%)                   1.73%                  (1.37%)           112%
Year Ended 12/31/03              1.50%        (1.19%)                   1.86%                  (1.54%)            55%
Year Ended 12/31/02              1.50%        (1.20%)                   1.82%                  (1.52%)            52%
11/1/01 Through 12/31/01^        1.50%        (1.21%)                   1.63%                  (1.34%)             8%
Year Ended 10/31/01              1.50%        (1.13%)                   1.64%                  (1.27%)            57%
Year Ended 10/31/00              1.50%        (0.99%)                   1.76%                  (1.25%)            87%

MID CAP GROWTH FUND
Year Ended 12/31/04              1.35%        (0.61%)                   1.79%                  (1.05%)           118%
Year Ended 12/31/03              1.35%        (1.05%)                   1.77%                  (1.47%)            69%
Year Ended 12/31/02              1.35%        (1.15%)                   1.62%                  (1.42%)            39%
10/1/01 Through 12/31/01^^       1.35%        (0.84%)                   1.35%                  (0.84%)           135%
Year Ended 9/30/01               1.30%        (0.54%)                   1.30%                  (0.54%)           159%
10/29/99* Through 9/30/00        1.16%        (0.68%)                   1.20%                  (0.72%)           147%

MID CAP VALUE FUND
Year Ended 12/31/04              1.25%         0.34%                    1.60%                  (0.01%)            41%
Year Ended 12/31/03              1.25%         0.51%                    1.65%                   0.11%             32%
Year Ended 12/31/02              1.25%         0.50%                    1.70%                   0.05%             51%
10/1/01 Through 12/31/01^^       1.25%         0.47%                    3.72%!!                (2.00%)            15%
4/30/01** Through 9/30/01        1.30%         0.71%                   15.30%!!               (13.29%)!!          98%

(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04          $   24.11        (0.17)@         6.33          6.16            --            3.83            3.83
Year Ended 12/31/03          $   17.68        (0.15)@         6.58          6.43            --              --              --
Year Ended 12/31/02          $   21.53        (0.15)@        (3.57)        (3.72)           --            0.13            0.13
11/1/01 Through 12/31/01^    $   19.64        (0.03)@         1.92          1.89            --              --              --
Year Ended 10/31/01          $   27.89        (0.10)         (4.26)        (4.36)           --            3.89            3.89
Year Ended 10/31/00          $   22.77        (0.20)@         7.97          7.77            --            2.65            2.65

SMALL CAP GROWTH FUND
Year Ended 12/31/04          $    7.67        (0.10)@         1.34          1.24            --              --              --
Year Ended 12/31/03          $    5.50        (0.09)@         2.26          2.17            --              --              --
Year Ended 12/31/02          $    9.25        (0.09)@        (3.66)        (3.75)           --              --              --
10/1/01 Through 12/31/01^^   $    6.80        (0.01)          2.46          2.45            --              --              --
4/30/01** Through 9/30/01    $    9.20        (0.05)@        (2.35)        (2.40)           --              --              --

  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
SMALL CAP EQUITY FUND
Year Ended 12/31/04          $    26.44                 26.13%               $         129
Year Ended 12/31/03          $    24.11                 36.37%               $          88
Year Ended 12/31/02          $    17.68                (17.30%)              $          77
11/1/01 Through 12/31/01^    $    21.53                  9.62%               $          71
Year Ended 10/31/01          $    19.64                (16.62%)              $          67
Year Ended 10/31/00          $    27.89                 37.10%               $          93

SMALL CAP GROWTH FUND
Year Ended 12/31/04          $     8.91                 16.17%!              $           1
Year Ended 12/31/03          $     7.67                 39.45%               $           1
Year Ended 12/31/02          $     5.50                (40.54%)              $           1
10/1/01 Through 12/31/01^^   $     9.25                 36.03%               $          --+
4/30/01** Through 9/30/01    $     6.80                (26.09%)              $          --+

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/04              1.38%        (0.66%)                   1.62%                  (0.90%)            44%
Year Ended 12/31/03              1.38%        (0.75%)                   1.65%                  (1.02%)            38%
Year Ended 12/31/02              1.38%        (0.74%)                   1.40%                  (0.76%)            51%
11/1/01 Through 12/31/01^        1.38%        (0.81%)                   1.38%                  (0.81%)             6%
Year Ended 10/31/01              1.39%        (0.80%)                   1.40%                  (0.81%)            47%
Year Ended 10/31/00              1.44%        (0.77%)                   1.44%                  (0.77%)            75%

SMALL CAP GROWTH FUND
Year Ended 12/31/04              1.61%*       (1.27%)                   5.76%!!                (5.42%)!!         115%
Year Ended 12/31/03              1.60%        (1.30%)                  15.48%!!               (15.18%)!!         143%
Year Ended 12/31/02              1.60%        (1.39%)                  21.25%!!               (21.04%)!!          76%
10/1/01 Through 12/31/01^^       1.54%        (1.27%)                  12.17%!!               (11.90%)!!          25%
4/30/01** Through 9/30/01        1.60%        (1.37%)                  11.04%!!               (10.81%)!!          71%

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  +  Amount rounds to less than one million.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  *  Includes interest expense for custody overdraft of 0.01%.
  ! SCGF recognized unrealized gain on investments of approximately $11 (in thousands) related to securities purchases in violation of the Fund's investment restrictions during the year. The effect of such gain resulted in an increase in total return of approximately .2%

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $   16.01        (0.28)@         1.74          1.46            --              --              --
Year Ended 12/31/03          $   11.63        (0.24)@         4.62          4.38            --              --              --
Year Ended 12/31/02          $   15.16        (0.27)         (3.26)        (3.53)           --              --              --
11/1/01 Through 12/31/01^    $   13.72        (0.04)          1.48          1.44            --              --              --
Year Ended 10/31/01          $   23.96        (0.23)         (6.63)        (6.86)           --            3.38            3.38
Year Ended 10/31/00          $   15.71        (0.40)@         8.65          8.25            --              --              --

MID CAP GROWTH FUND
Year Ended 12/31/04          $    4.77        (0.07)@         0.84          0.77            --              --              --
Year Ended 12/31/03          $    3.49        (0.07)@         1.35          1.28            --              --              --
Year Ended 12/31/02          $    4.99        (0.08)@        (1.42)        (1.50)           --              --              --
10/1/01 Through 12/31/01^^   $    4.22        (0.02)          0.79          0.77            --              --              --
Year Ended 9/30/01           $   12.43        (0.07)@        (7.98)        (8.05)           --            0.16            0.16
10/29/99* Through 9/30/00    $   10.00        (0.17)          2.60          2.43            --              --              --

MID CAP VALUE FUND
Year Ended 12/31/04          $   18.37        (0.06)@         3.66          3.60            --            0.31            0.31
Year Ended 12/31/03          $   14.32        (0.03)@         4.19          4.16            --            0.11            0.11
Year Ended 12/31/02          $   14.06        (0.04)@         0.31          0.27            --            0.01            0.01
10/1/01 Through 12/31/01^^   $   13.40        (0.01)@         1.47          1.46          0.05            0.75            0.80
4/30/01** Through 9/30/01    $   14.24           --@         (0.84)        (0.84)           --              --              --

 ^   The Fund changed its fiscal year end from October 31 to December 31.
^^   The Fund changed its fiscal year end from September 30 to December 31.
 *   Commencement of operations.
**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $    17.47                  9.12%               $          62
Year Ended 12/31/03          $    16.01                 37.66%               $          63
Year Ended 12/31/02          $    11.63                (23.28%)              $          48
11/1/01 Through 12/31/01^    $    15.16                 10.50%               $          72
Year Ended 10/31/01          $    13.72                (31.02%)              $          67
Year Ended 10/31/00          $    23.96                 52.51%               $         110

MID CAP GROWTH FUND
Year Ended 12/31/04          $     5.54                 16.14%               $           3
Year Ended 12/31/03          $     4.77                 36.68%               $           3
Year Ended 12/31/02          $     3.49                (30.06%)              $           3
10/1/01 Through 12/31/01^^   $     4.99                 18.25%               $           5
Year Ended 9/30/01           $     4.22                (65.30%)              $           6
10/29/99* Through 9/30/00    $    12.43                 24.31%               $          25

MID CAP VALUE FUND
Year Ended 12/31/04          $    21.66                 19.60%               $         173
Year Ended 12/31/03          $    18.37                 29.06%               $          68
Year Ended 12/31/02          $    14.32                  1.94%               $          14
10/1/01 Through 12/31/01^^   $    14.06                 10.94%               $           3
4/30/01** Through 9/30/01    $    13.40                 (5.90%)              $           1

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04              2.12%        (1.76%)                   2.23%                  (1.87%)           112%
Year Ended 12/31/03              2.12%        (1.81%)                   2.35%                  (2.05%)            55%
Year Ended 12/31/02              2.12%        (1.82%)                   2.32%                  (2.02%)            52%
11/1/01 Through 12/31/01^        2.12%        (1.83%)                   2.12%                  (1.83%)             8%
Year Ended 10/31/01              2.13%        (1.75%)                   2.14%                  (1.76%)            57%
Year Ended 10/31/00              2.20%        (1.69%)                   2.26%                  (1.75%)            87%

MID CAP GROWTH FUND
Year Ended 12/31/04              2.05%        (1.31%)                   2.29%                  (1.55%)           118%
Year Ended 12/31/03              2.05%        (1.75%)                   2.33%                  (2.03%)            69%
Year Ended 12/31/02              2.05%        (1.85%)                   2.32%                  (2.12%)            39%
10/1/01 Through 12/31/01^^       2.05%        (1.53%)                   2.05%                  (1.53%)           135%
Year Ended 9/30/01               2.00%        (1.22%)                   2.00%                  (1.22%)           159%
10/29/99* Through 9/30/00        1.86%        (1.38%)                   1.91%                  (1.43%)           147%

MID CAP VALUE FUND
Year Ended 12/31/04              1.90%        (0.32%)                   2.10%                  (0.52%)            41%
Year Ended 12/31/03              1.95%        (0.21%)                   2.19%                  (0.45%)            32%
Year Ended 12/31/02              2.00%        (0.27%)                   2.49%                  (0.76%)            51%
10/1/01 Through 12/31/01^^       1.99%        (0.27%)                   4.47%!!                (2.75%)            15%
4/30/01** Through 9/30/01        2.03%         0.01%                   16.00%!!               (13.96%)!!          98%

(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04          $   22.34        (0.34)@         5.84          5.50            --            3.83            3.83
Year Ended 12/31/03          $   16.50        (0.27)@         6.11          5.84            --              --              --
Year Ended 12/31/02          $   20.26        (0.29)@        (3.34)        (3.63)           --            0.13            0.13
11/1/01 Through 12/31/01^    $   18.50        (0.05)@         1.81          1.76            --              --              --
Year Ended 10/31/01          $   26.73        (0.09)         (4.25)        (4.34)           --            3.89            3.89
Year Ended 10/31/00          $   22.06        (0.37)@         7.69          7.32            --            2.65            2.65

  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
SMALL CAP EQUITY FUND
Year Ended 12/31/04          $    24.01                 25.22%               $          17
Year Ended 12/31/03          $    22.34                 35.39%               $          22
Year Ended 12/31/02          $    16.50                (17.94%)              $          23
11/1/01 Through 12/31/01^    $    20.26                  9.51%               $          42
Year Ended 10/31/01          $    18.50                (17.37%)              $          39
Year Ended 10/31/00          $    26.73                 36.17%               $          57

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/04              2.12%        (1.43%)                   2.12%                  (1.43%)            44%
Year Ended 12/31/03              2.12%        (1.49%)                   2.21%                  (1.58%)            38%
Year Ended 12/31/02              2.12%        (1.50%)                   2.16%                  (1.54%)            51%
11/1/01 Through 12/31/01^        2.12%        (1.55%)                   2.12%                  (1.55%)             6%
Year Ended 10/31/01              2.13%        (1.54%)                   2.14%                  (1.55%)            47%
Year Ended 10/31/00              2.17%        (1.50%)                   2.17%                  (1.50%)            75%

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $   15.98        (0.28)@         1.74          1.46            --              --              --
Year Ended 12/31/03          $   11.61        (0.25)@         4.62          4.37            --              --              --
Year Ended 12/31/02          $   15.13        (0.21)         (3.31)        (3.52)           --              --              --
11/1/01 Through 12/31/01^    $   13.70        (0.04)          1.47          1.43            --              --              --
Year Ended 10/31/01          $   23.93        (0.23)         (6.62)        (6.85)           --            3.38            3.38
Year Ended 10/31/00          $   15.69        (0.35)@         8.59          8.24            --              --              --

MID CAP VALUE FUND
Year Ended 12/31/04          $   18.41        (0.06)@         3.66          3.60            --            0.31            0.31
Year Ended 12/31/03          $   14.35        (0.03)@         4.20          4.17            --^^          0.11            0.11
Year Ended 12/31/02          $   14.09        (0.04)@         0.31          0.27            --            0.01            0.01
10/1/01 Through 12/31/01^^^  $   13.41        (0.01)@         1.48          1.47          0.04            0.75            0.79
4/30/01** Through 9/30/01    $   14.24           --@         (0.83)        (0.83)           --              --              --

  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^^ The Fund changed its fiscal year end from September 30 to December 31.
 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
 ^^  Amount is less than .005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (1)(a)            (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04          $    17.44                  9.14%               $          34
Year Ended 12/31/03          $    15.98                 37.64%               $          23
Year Ended 12/31/02          $    11.61                (23.26%)              $          10
11/1/01 Through 12/31/01^    $    15.13                 10.44%               $          11
Year Ended 10/31/01          $    13.70                (31.02%)              $          10
Year Ended 10/31/00          $    23.93                 52.52%               $          14

MID CAP VALUE FUND
Year Ended 12/31/04          $    21.70                 19.56%               $         483
Year Ended 12/31/03          $    18.41                 29.09%               $         103
Year Ended 12/31/02          $    14.35                  1.94%               $           9
10/1/01 Through 12/31/01^^^  $    14.09                 11.05%               $           3
4/30/01** Through 9/30/01    $    13.41                 (5.83%)              $           2

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04              2.12%        (1.76%)                   2.23%                  (1.87%)           112%
Year Ended 12/31/03              2.12%        (1.82%)                   2.35%                  (2.04%)            55%
Year Ended 12/31/02              2.12%        (1.82%)                   2.32%                  (2.02%)            52%
11/1/01 Through 12/31/01^        2.12%        (1.83%)                   2.12%                  (1.83%)             8%
Year Ended 10/31/01              2.13%        (1.76%)                   2.14%                  (1.77%)            57%
Year Ended 10/31/00              2.20%        (1.69%)                   2.26%                  (1.75%)            87%

MID CAP VALUE FUND
Year Ended 12/31/04              1.90%        (0.31%)                   2.10%                  (0.51%)            41%
Year Ended 12/31/03              1.95%        (0.19%)                   2.19%                  (0.43%)            32%
Year Ended 12/31/02              2.00%        (0.28%)                   2.51%                  (0.79%)            51%
10/1/01 Through 12/31/01^^^      1.99%        (0.30%)                   4.48%!!                (2.79%)            15%
4/30/01** Through 9/30/01        2.04%         0.03%                   15.95%!!               (13.88%)!!          98%

(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
MID CAP VALUE FUND
Year Ended 12/31/04          $   18.77         0.17@          3.77          3.94          0.10            0.31            0.41
Year Ended 12/31/03          $   14.52         0.17@          4.27          4.44          0.08            0.11            0.19
Year Ended 12/31/02          $   14.14         0.15@          0.30          0.45          0.06            0.01            0.07
10/1/01 Through 12/31/01^    $   13.47         0.03@          1.48          1.51          0.09            0.75            0.84
Year Ended 9/30/01           $   13.06         0.15@          1.28          1.43          0.15            0.87            1.02
Year Ended 9/30/00           $   13.56         0.11           2.59          2.70          0.09            3.11            3.20

SMALL CAP GROWTH FUND
Year Ended 12/31/04          $    7.84        (0.04)@         1.38          1.34            --              --              --
Year Ended 12/31/03          $    5.59        (0.04)@         2.29          2.25            --              --              --
Year Ended 12/31/02          $    9.32        (0.04)@        (3.69)        (3.73)           --              --              --
10/1/01 Through 12/31/01^    $    6.83           --           2.49          2.49            --              --              --
Year Ended 9/30/01           $   15.12        (0.07)@        (6.07)        (6.14)           --            2.15            2.15
Year Ended 9/30/00           $   13.45        (0.08)          4.34          4.26          0.04            2.55            2.59

US SMALL COMPANY FUND
Year Ended 12/31/04          $   13.88           --@          1.89          1.89            --            2.00            2.00
Year Ended 12/31/03          $    9.95         0.04@          3.94          3.98          0.05              --            0.05
Year Ended 12/31/02          $   12.57         0.05          (2.61)        (2.56)         0.06              --            0.06
6/1/01 Through 12/31/01^^    $   13.34         0.05@         (0.78)        (0.73)         0.04              --            0.04
Year Ended 5/31/01           $   15.11         0.08           0.03          0.11          0.09            1.79            1.88
Year Ended 5/31/00           $   11.98         0.04           3.10          3.14          0.01              --            0.01

  ^ The Fund changed its fiscal year end from September 30 to December 31. ^^ The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (a)               (MILLIONS)
MID CAP VALUE FUND
Year Ended 12/31/04          $    22.30                 20.99%               $       1,215
Year Ended 12/31/03          $    18.77                 30.62%               $         334
Year Ended 12/31/02          $    14.52                  3.23%               $          59
10/1/01 Through 12/31/01^    $    14.14                 11.30%               $           4
Year Ended 9/30/01           $    13.47                 11.19%               $           4
Year Ended 9/30/00           $    13.06                 23.76%               $           5

SMALL CAP GROWTH FUND
Year Ended 12/31/04          $     9.18                 17.09%!              $           4
Year Ended 12/31/03          $     7.84                 40.25%               $           3
Year Ended 12/31/02          $     5.59                (40.02%)              $           1
10/1/01 Through 12/31/01^    $     9.32                 36.46%               $           2
Year Ended 9/30/01           $     6.83                (45.44%)              $           2
Year Ended 9/30/00           $    15.12                 36.33%               $           4

US SMALL COMPANY FUND
Year Ended 12/31/04          $    13.77                 13.82%               $          92
Year Ended 12/31/03          $    13.88                 40.03%               $         183
Year Ended 12/31/02          $     9.95                (20.36%)              $         214
6/1/01 Through 12/31/01^^    $    12.57                 (5.50%)              $         269
Year Ended 5/31/01           $    13.34                  0.94%               $         410
Year Ended 5/31/00           $    15.11                 26.23%               $         358

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
MID CAP VALUE FUND
Year Ended 12/31/04              0.75%         0.83%                    1.05%                   0.53%             41%
Year Ended 12/31/03              0.75%         1.00%                    1.07%                   0.68%             32%
Year Ended 12/31/02              0.75%         1.01%                    1.22%                   0.54%             51%
10/1/01 Through 12/31/01^        0.75%         0.94%                    3.30%!!                (1.61%)            15%
Year Ended 9/30/01               0.75%         1.07%                    3.25%!!                (1.43%)            98%
Year Ended 9/30/00               0.97%         0.84%                    4.24%!!                (2.43%)            99%

SMALL CAP GROWTH FUND
Year Ended 12/31/04              0.85%        (0.52%)                   4.59%                  (4.26%)           115%
Year Ended 12/31/03              0.85%        (0.58%)                  10.08%!!                (9.81%)!!         143%
Year Ended 12/31/02              0.85%        (0.64%)                   8.07%!!                (7.86%)!!          76%
10/1/01 Through 12/31/01^        0.85%        (0.62%)                   6.66%!!                (6.43%)!!          25%
Year Ended 9/30/01               0.85%        (0.53%)                   5.82%!!                (5.50%)!!          71%
Year Ended 9/30/00               1.05%        (0.61%)                   5.47%!!                (5.03%)!!          88%

US SMALL COMPANY FUND
Year Ended 12/31/04              0.83%         0.00%                    0.97%                  (0.14%)           129%
Year Ended 12/31/03              0.83%         0.33%                    0.95%                   0.21%             78%
Year Ended 12/31/02              0.83%         0.41%                    0.93%                   0.31%             90%
6/1/01 Through 12/31/01^^        0.82%         0.57%                    0.86%                   0.53%             48%~
Year Ended 5/31/01               0.82%         0.54%                    0.82%                   0.54%            110%~
Year Ended 5/31/00               0.80%         0.26%                    0.82%                   0.24%            104%~

 #   Short periods have been annualized.
 ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 ! SCGF recognized unrealized gain on investments of approximately $11 (in thousands) related to securities purchases in violation of the Fund's investment restrictions during the year. The effect of such gain resulted in an increase in total return of approximately .2%

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT

                                                                PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                            ---------------------------------------    ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                   DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04             $   17.13        (0.13)@         1.89          1.76            --              --              --
Year Ended 12/31/03             $   12.32        (0.11)@         4.92          4.81            --              --              --
Year Ended 12/31/02             $   15.89        (0.08)         (3.49)        (3.57)           --              --              --
11/1/01 Through 12/31/01^       $   14.37        (0.02)          1.54          1.52            --              --              --
Year Ended 10/31/01             $   24.65        (0.21)         (6.69)        (6.90)           --            3.38            3.38
Year Ended 10/31/00             $   15.98        (0.13)@         8.80          8.67            --              --              --

MID CAP EQUITY FUND
Year Ended 12/31/04             $   31.18         0.14           5.85          5.99          0.14            3.73            3.87
Year Ended 12/31/03             $   24.39         0.13           7.71          7.84          0.13            0.92            1.05
Year Ended 12/31/02             $   29.51         0.13          (4.07)        (3.94)         0.13            1.05            1.18
11/1/01 Through 12/31/01^       $   26.17         0.02           3.43          3.45          0.02            0.09            0.11
Year Ended 10/31/01             $   37.85         0.12          (5.30)        (5.18)         0.12            6.38            6.50
Year Ended 10/31/00             $   37.55         0.17           9.34          9.51          0.20            9.01            9.21

MID CAP VALUE FUND
Year Ended 12/31/04             $   18.70         0.12@          3.74          3.86          0.07            0.31            0.38
Year Ended 12/31/03             $   14.48         0.12@          4.27          4.39          0.06            0.11            0.17
Year Ended 12/31/02             $   14.14         0.14@          0.27          0.41          0.06            0.01            0.07
10/31/01** Through 12/31/01^^   $   13.48         0.01@          1.49          1.50          0.09            0.75            0.84

 ^   The Fund changed its fiscal year end from October 31 to December 31.
^^   The Fund changed its fiscal year end from September 30 to December 31.
**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------          -------------------------
                                                                                  NET ASSETS,
                                 NET ASSET                                             END OF
                                VALUE, END                 TOTAL                       PERIOD
                                 OF PERIOD                RETURN (a)               (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04             $    18.89                 10.27%               $          10
Year Ended 12/31/03             $    17.13                 39.04%               $          16
Year Ended 12/31/02             $    12.32                (22.47%)              $          12
11/1/01 Through 12/31/01^       $    15.89                 10.58%               $           8
Year Ended 10/31/01             $    14.37                (30.20%)              $          --+
Year Ended 10/31/00             $    24.65                 54.26%               $          --+

MID CAP EQUITY FUND
Year Ended 12/31/04             $    33.30                 19.36%               $         227
Year Ended 12/31/03             $    31.18                 32.29%               $         194
Year Ended 12/31/02             $    24.39                (13.39%)              $         139
11/1/01 Through 12/31/01^       $    29.51                 13.20%               $         155
Year Ended 10/31/01             $    26.17                (15.27%)              $         133
Year Ended 10/31/00             $    37.85                 30.94%               $         164

MID CAP VALUE FUND
Year Ended 12/31/04             $    22.18                 20.67%               $         485
Year Ended 12/31/03             $    18.70                 30.34%               $          76
Year Ended 12/31/02             $    14.48                  2.90%               $          14
10/31/01** Through 12/31/01^^   $    14.14                 11.18%               $          --+

                                                               RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: #
                                -----------------------------------------------------------------------
                                                                                         NET INVESTMENT
                                                   NET                 EXPENSES           INCOME (LOSS)
                                            INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                     NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                                EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                 1.10%        (0.74%)                   1.32%                  (0.96%)           112%
Year Ended 12/31/03                 1.10%        (0.79%)                   1.28%                  (0.97%)            55%
Year Ended 12/31/02                 1.10%        (0.79%)                   1.22%                  (0.91%)            52%
11/1/01 Through 12/31/01^           1.10%        (0.82%)                  10.33%!!               (10.05%)!!           8%
Year Ended 10/31/01                 1.12%        (0.76%)                  12.21%!!               (11.86%)!!          57%
Year Ended 10/31/00                 1.10%        (0.59%)                  15.48%!!               (14.97%)!!          87%

MID CAP EQUITY FUND
Year Ended 12/31/04                 0.90%         0.32%                    1.14%                   0.08%            102%
Year Ended 12/31/03                 0.90%         0.48%                    1.14%                   0.24%             62%
Year Ended 12/31/02                 0.77%         0.51%                    1.14%                   0.14%             84%
11/1/01 Through 12/31/01^           0.60%         0.38%                    1.15%                  (0.17%)             2%
Year Ended 10/31/01                 0.55%         0.38%                    1.15%                  (0.22%)            55%
Year Ended 10/31/00                 0.41%         0.52%                    1.14%                  (0.21%)            84%

MID CAP VALUE FUND
Year Ended 12/31/04                 1.00%         0.60%                    1.20%                   0.41%             41%
Year Ended 12/31/03                 1.00%         0.74%                    1.24%                   0.50%             32%
Year Ended 12/31/02                 1.00%         0.96%                    1.71%                   0.25%             51%
10/31/01** Through 12/31/01^^       0.99%         0.58%                    3.68%!!                (2.11%)            15%

(a)  Not annualized for periods less than one year.
  +  Amounts round to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT

                                                                PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                            ---------------------------------------    ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                   DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04             $   25.18        (0.05)@         6.66          6.61            --            3.83            3.83
Year Ended 12/31/03             $   18.37        (0.04)@         6.85          6.81            --              --              --
Year Ended 12/31/02             $   22.25        (0.04)@        (3.71)        (3.75)           --            0.13            0.13
11/1/01 Through 12/31/01^       $   20.27        (0.01)@         1.99          1.98            --              --              --
Year Ended 10/31/01             $   28.52        (0.10)         (4.26)        (4.36)           --            3.89            3.89
Year Ended 10/31/00             $   23.10        (0.05)@         8.12          8.07            --            2.65            2.65

SMALL CAP GROWTH FUND
Year Ended 12/31/04             $    7.79        (0.06)@         1.36          1.30            --              --              --
Year Ended 12/31/03             $    5.56        (0.05)@         2.28          2.23            --              --              --
Year Ended 12/31/02             $    9.30        (0.06)@        (3.68)        (3.74)           --              --              --
10/31/01** Through 12/31/01^^   $    7.77        (0.01)          1.54          1.53            --              --              --

TRUST SMALL CAP EQUITY FUND
Year Ended 12/31/04             $   44.39         0.09           9.51          9.60          0.07           10.46           10.53
Year Ended 12/31/03             $   33.35         0.02          11.70         11.72          0.01            0.67            0.68
Year Ended 12/31/02             $   40.46         0.04          (6.86)        (6.82)         0.03            0.26            0.29
11/1/01 Through 12/31/01^       $   36.65         0.01           3.81          3.82          0.01              --            0.01
Year Ended 10/31/01             $   51.12         0.10          (7.61)        (7.51)         0.14            6.82            6.96
Year Ended 10/31/00             $   47.66         0.08          12.44         12.52          0.08            8.98            9.06

  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31. ** Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                                --------------------------------          -------------------------
                                                                                  NET ASSETS,
                                 NET ASSET                                             END OF
                                VALUE, END                 TOTAL                       PERIOD
                                 OF PERIOD                RETURN (a)               (MILLIONS)
SMALL CAP EQUITY FUND
Year Ended 12/31/04             $    27.96                 26.81%               $         211
Year Ended 12/31/03             $    25.18                 37.07%               $         636
Year Ended 12/31/02             $    18.37                (16.87%)              $         502
11/1/01 Through 12/31/01^       $    22.25                  9.77%               $         532
Year Ended 10/31/01             $    20.27                (16.19%)              $         390
Year Ended 10/31/00             $    28.52                 37.94%               $         383

SMALL CAP GROWTH FUND
Year Ended 12/31/04             $     9.09                 16.69%!              $           1
Year Ended 12/31/03             $     7.79                 40.11%               $          --+
Year Ended 12/31/02             $     5.56                (40.22%)              $          --+
10/31/01** Through 12/31/01^^   $     9.30                 19.69%               $          --+

TRUST SMALL CAP EQUITY FUND
Year Ended 12/31/04             $    43.46                 22.31%               $         904
Year Ended 12/31/03             $    44.39                 35.20%               $         386
Year Ended 12/31/02             $    33.35                (16.94%)              $         259
11/1/01 Through 12/31/01^       $    40.46                 10.42%               $         317
Year Ended 10/31/01             $    36.65                (15.47%)              $         299
Year Ended 10/31/00             $    51.12                 30.16%               $         380

                                                               RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: #
                                -----------------------------------------------------------------------
                                                                                         NET INVESTMENT
                                                   NET                 EXPENSES           INCOME (LOSS)
                                            INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                     NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                                EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/04                 0.85%        (0.17%)                   1.11%                  (0.43%)            44%
Year Ended 12/31/03                 0.85%        (0.22%)                   1.12%                  (0.49%)            38%
Year Ended 12/31/02                 0.85%        (0.22%)                   1.09%                  (0.46%)            51%
11/1/01 Through 12/31/01^           0.88%        (0.31%)                   1.10%                  (0.53%)             6%
Year Ended 10/31/01                 0.88%        (0.30%)                   1.12%                  (0.54%)            47%
Year Ended 10/31/00                 0.88%        (0.20%)                   1.13%                  (0.45%)            75%

SMALL CAP GROWTH FUND
Year Ended 12/31/04                 1.12%*       (0.77%)                   7.30%                  (6.95%)           115%
Year Ended 12/31/03                 1.10%        (0.81%)                  24.96%!!               (24.67%)!!         143%
Year Ended 12/31/02                 1.10%        (0.89%)                  24.20%!!               (23.99%)!!          76%
10/31/01** Through 12/31/01^^       1.10%        (0.88%)                   9.40%                  (9.18%)            25%

TRUST SMALL CAP EQUITY FUND
Year Ended 12/31/04                 0.64%         0.25%                    1.12%                  (0.23%)           170%
Year Ended 12/31/03                 0.60%         0.04%                    1.10%                  (0.46%)            48%
Year Ended 12/31/02                 0.51%         0.10%                    1.11%                  (0.50%)            52%
11/1/01 Through 12/31/01^           0.40%         0.09%                    1.12%                  (0.63%)             7%
Year Ended 10/31/01                 0.34%         0.28%                    1.13%                  (0.51%)            50%
Year Ended 10/31/00                 0.50%         0.19%                    1.07%                  (0.38%)            76%

 +   Amount rounds to less than one million.
 #   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
 *   Includes interest expense for custody overdraft of 0.02%.
 ! SCGF recognized unrealized gain on investments of approximately $11 (in thousands) related to securities purchases in violation of the Fund's investment restrictions during the year. The effect of such gain resulted in an increase in total return of approximately .2%

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT

                                                             PER SHARE OPERATING PERFORMANCE:
                             -------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         ---------------------------------------    ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                   DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
US SMALL COMPANY FUND+
Year Ended 12/31/04          $   13.90        (0.03)@         1.91          1.88            --            2.00            2.00
Year Ended 12/31/03          $    9.97         0.02@          3.94          3.96          0.03              --            0.03
Year Ended 12/31/02          $   12.57         0.03          (2.60)        (2.57)         0.03              --            0.03
6/1/01 Through 12/31/01^     $   13.43         0.04@         (0.79)        (0.75)         0.05            0.06            0.11
Year Ended 5/31/01           $   14.45         0.05           0.04          0.09          0.03            1.08            1.11
Year Ended 5/31/00           $   11.49           --           2.97          2.97          0.01              --            0.01

U.S. SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/04          $    9.02        (0.09)          1.79          1.70            --              --              --
Year Ended 12/31/03          $    7.04        (0.13)          2.11          1.98            --              --              --
Year Ended 12/31/02          $   10.48        (0.09)         (3.35)        (3.44)           --              --              --
6/1/01 Through 12/31/01^     $   12.19        (0.04)         (1.67)        (1.71)           --              --              --
Year Ended 5/31/01           $   15.90        (0.07)         (2.29)        (2.36)           --            1.35            1.35
Year Ended 5/31/00           $   12.17           --           3.73          3.73            --              --              --

  + On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:          RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------          -------------------------
                                                                               NET ASSETS,
                              NET ASSET                                             END OF
                             VALUE, END                 TOTAL                       PERIOD
                              OF PERIOD                RETURN (a)               (MILLIONS)
US SMALL COMPANY FUND+
Year Ended 12/31/04          $    13.78                 13.73%               $         119
Year Ended 12/31/03          $    13.90                 39.72%               $         156
Year Ended 12/31/02          $     9.97                (20.48%)              $         199
6/1/01 Through 12/31/01^     $    12.57                 (5.56%)              $         286
Year Ended 5/31/01           $    13.43                  0.75%               $         296
Year Ended 5/31/00           $    14.45                 25.90%               $         285

U.S. SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/04          $    10.72                 18.85%               $           7
Year Ended 12/31/03          $     9.02                 28.13%               $          10
Year Ended 12/31/02          $     7.04                (32.82%)              $          55
6/1/01 Through 12/31/01^     $    10.48                (14.03%)              $         195
Year Ended 5/31/01           $    12.19                (15.51%)              $         339
Year Ended 5/31/00           $    15.90                 30.65%               $         529

                                                            RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------
                                                                                      NET INVESTMENT
                                                NET                 EXPENSES           INCOME (LOSS)
                                         INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                  NET        INCOME           REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                             EXPENSES        (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS            RATE (a)
US SMALL COMPANY FUND+
Year Ended 12/31/04              1.01%        (0.18%)                   1.15%                  (0.32%)           129%
Year Ended 12/31/03              1.01%         0.15%                    1.11%                   0.05%             78%
Year Ended 12/31/02              1.01%         0.23%                    1.10%                   0.14%             90%
6/1/01 Through 12/31/01^         1.01%         0.39%                    1.04%                   0.36%             48%~
Year Ended 5/31/01               1.01%         0.35%                    1.01%                   0.35%            110%~
Year Ended 5/31/00               1.00%         0.05%                    1.00%                   0.05%            104%~

U.S. SMALL COMPANY
OPPORTUNITIES FUND
Year Ended 12/31/04              1.03%*       (0.72%)                   3.04%                  (2.73%)           109%
Year Ended 12/31/03              1.02%        (0.62%)                   1.68%                  (1.28%)           207%
Year Ended 12/31/02              1.02%        (0.66%)                   1.17%                  (0.81%)           100%
6/1/01 Through 12/31/01^         1.02%        (0.50%)                   1.07%                  (0.55%)            55%
Year Ended 5/31/01               0.99%        (0.35%)                   0.99%                  (0.35%)           117%
Year Ended 5/31/00               0.99%        (0.47%)                   0.99%                  (0.47%)           132%

#    Short periods have been annualized.
*    Includes interest expense for custody overdraft of 0.01%.
~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund
Group,
J.P. Morgan Mutual Fund Select Group, J.P. Morgan Fleming Mutual Fund Group, Inc., and
J.P. Morgan Mutual Fund Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Fund and JPMorgan Small Cap Equity Fund (separate portfolios of J.P. Morgan Mutual Fund Group), JPMorgan Mid Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund (separate portfolios of J.P. Morgan Mutual Fund Select Group), JPMorgan Mid Cap Growth Fund (a separate portfolio of J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund (separate portfolios of J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan U.S. Small Company Fund (a separate portfolio of J.P. Morgan Institutional Funds) and JPMorgan U.S. Small Company Opportunities Fund (a separate portfolio of J.P. Morgan Funds) (hereafter collectively referred to as the "Funds"), at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended September 30, 2000 for JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund were audited by other independent auditors whose report dated November 15, 2000 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
February 22, 2005

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A Special Meeting of Shareholders of J.P. Morgan Institutional Funds ("JPMIF") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of JPMIF approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE
William J. Armstrong                     2,570,614,090           22,720,763
Roland E. Eppley, Jr.                    2,570,399,817           22,935,037
John F. Finn                             2,569,881,278           23,453,575
Dr. Matthew Goldstein                    2,570,332,886           23,001,967
Robert J. Higgins                        2,569,489,951           23,844,902
Peter C. Marshall                        2,569,718,781           23,616,072
Marilyn McCoy                            2,569,796,782           23,538,071
William G. Morton, Jr.                   2,569,572,614           23,762,240
Robert A. Oden, Jr.                      2,569,148,888           24,185,965
Fergus Reid, III                         2,570,290,303           23,044,550
Frederick W. Ruebeck                     2,569,687,035           23,647,818
James J. Schonbachler                    2,570,727,808           22,607,045
Leonard M. Spalding, Jr.                 2,570,279,217           23,055,636

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan U.S. Small Company Fund        112,991,496            590,772           3,542,279         16,919,629

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMMFIT approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE
William J. Armstrong                        11,248,428            1,372,878
Roland E. Eppley, Jr.                       11,235,653            1,385,652
John F. Finn                                11,255,712            1,365,593
Dr. Matthew Goldstein                       11,245,604            1,375,701
Robert J. Higgins                           11,248,938            1,372,367
Peter C. Marshall                           11,256,725            1,364,581
Marilyn McCoy                               11,254,126            1,367,180
William G. Morton, Jr.                      11,232,157            1,389,148
Robert A. Oden, Jr.                         11,259,077            1,362,229
Fergus Reid, III                            11,246,607            1,374,698
Frederick W. Ruebeck                        11,247,097            1,374,209
James J. Schonbachler                       11,252,232            1,369,074
Leonard M. Spalding, Jr.                    11,241,447            1,379,858

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. The following Fund did not approve the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Growth Fund              3,968,849            399,934             376,711          5,117,927

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Fund did not approve the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Growth Fund              3,896,238            474,192             375,064          5,117,927

A Special Meeting of Shareholders of J.P. Morgan Funds ("JPMF") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMF approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE
William J. Armstrong                        23,945,137              946,540
Roland E. Eppley, Jr.                       23,943,509              948,169
John F. Finn                                23,946,044              945,633
Dr. Matthew Goldstein                       23,983,122              908,556
Robert J. Higgins                           23,942,018              949,660
Peter C. Marshall                           23,946,044              945,633
Marilyn McCoy                               23,983,749              907,928
William G. Morton, Jr.                      23,940,389              951,288
Robert A. Oden, Jr.                         23,941,453              950,224
Fergus Reid, III                            23,940,546              951,131
Frederick W. Ruebeck                        23,984,028              907,649
James J. Schonbachler                       23,983,122              908,556
Leonard M. Spalding, Jr.                    23,943,509              948,169

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan U.S. Small Company
Opportunities Fund                        2,429,827             79,874             292,492            782,616

To approve or disapprove the Agreement and Plan of Reorganization of JPMorgan U.S. Small Company Opportunities Fund into One Group Small Cap Growth Fund. A majority of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan U.S. Small Company
Opportunities Fund                        2,427,555             85,419             289,219            782,616

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Select Group ("JPMMFSG") was held on January 20, 2005, at 522 Fifth Avenue, New York,
New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMMFSG approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE
William J. Armstrong                        98,827,965              614,396
Roland E. Eppley, Jr.                       98,825,116              617,245
John F. Finn                                98,840,383              601,979
Dr. Matthew Goldstein                       98,834,557              607,805
Robert J. Higgins                           98,823,121              619,240
Peter C. Marshall                           98,838,263              604,099
Marilyn McCoy                               98,830,602              611,759
William G. Morton, Jr.                      98,829,638              612,723
Robert A. Oden, Jr.                         98,834,513              607,849
Fergus Reid, III                            98,810,619              631,743
Frederick W. Ruebeck                        98,837,758              604,604
James J. Schonbachler                       98,833,998              608,364
Leonard M. Spalding, Jr.                    98,816,763              625,599

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Equity Fund              5,000,505             55,582               1,675             23,670
JPMorgan Trust Small Cap Equity Fund      5,137,693             24,253              13,983              1,379

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Funds approved the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Equity Fund              5,020,401             32,343               5,018             23,670
JPMorgan Trust Small Cap Equity Fund      5,133,044             27,386              15,498              1,379

A Special Meeting of Shareholders of J.P. Morgan Mutual Fund Group ("JPMMFG") was held on January 20, 2005, and adjourned and reconvened on February 3, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals: To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMMFG approved the election of each Trustee by the following votes:

                                           AFFIRMATIVE             NEGATIVE          ABSTAIN
William J. Armstrong                       128,297,849            3,531,682          261,556
Roland E. Eppley, Jr.                      128,420,274            3,409,257          261,556
John F. Finn                               128,500,853            3,328,678          261,556
Dr. Matthew Goldstein                      128,448,980            3,380,551          261,556
Robert J. Higgins                          128,521,979            3,307,551          261,556
Peter C. Marshall                          128,497,115            3,331,416          261,556
Marilyn McCoy                              128,478,689            3,350,842          261,556
William G. Morton, Jr.                     128,470,511            3,359,020          261,556
Robert A. Oden, Jr.                        128,476,705            3,352,826          261,556
Fergus Reid, III                           128,378,739            3,450,792          261,556
Frederick W. Ruebeck                       128,426,489            3,403,042          261,556
James J. Schonbachler                      128,537,477            3,292,054          261,556
Leonard M. Spalding, Jr.                   128,197,032            3,632,498          261,556

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan )Mutual Fund Series. A majority of the shareholders of the following Funds approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Dynamic Small Cap Fund           4,411,229            111,082             238,808          1,171,221
JPMorgan Small Cap Equity Fund           22,072,156            647,668             413,572          2,479,779

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Funds approved the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Dynamic Small Cap Fund           4,366,350            144,850             249,918          1,171,221
JPMorgan Small Cap Equity Fund           21,542,454          1,068,238             522,703          2,479,779

A Special Meeting of Shareholders of J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG") was held on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036 for purposes of asking shareholders to consider the following proposals:
To elect thirteen (13) Trustees for each JPMorgan Fund. A majority of the shareholders of the JPMFMFG approved the election of each Trustee by the following votes:

                                          AFFIRMATIVE             NEGATIVE
William J. Armstrong                       91,591,207            2,198,671
Roland E. Eppley, Jr.                      91,571,886            2,217,991
John F. Finn                               91,577,808            2,212,069
Dr. Matthew Goldstein                      91,564,609            2,225,269
Robert J. Higgins                          91,534,131            2,255,747
Peter C. Marshall                          91,559,528            2,230,349
Marilyn McCoy                              91,561,973            2,227,905
William G. Morton, Jr.                     91,493,143            2,296,735
Robert A. Oden, Jr.                        91,561,943            2,227,935
Fergus Reid, III                           91,534,898            2,254,979
Frederick W. Ruebeck                       91,539,862            2,250,016
James J. Schonbachler                      91,591,793            2,198,085
Leonard M. Spalding, Jr.                   91,562,839            2,227,038

To approve proposed Agreement and Plan of Reorganization (each, a "Reorganization Agreement") pursuant to which each of the JPMorgan Funds would be reorganized as a corresponding series of J.P. Morgan Mutual Fund Series. A majority of the shareholders of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Small Cap Growth Fund              409,819              1,674               3,441             82,492

The following Fund did not approve the Agreement and Plan of Reorganization by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Value Fund              60,653,909            903,479           2,593,611         34,419,905

To approve the amendment of certain of the JPMorgan Fund's fundamental investment restrictions on borrowing in order to make them simpler, more flexible and consistent with the borrowing restrictions for the other JPMorgan Funds. A majority of the shareholders of the following Fund approved the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Small Cap Growth Fund              408,432              3,060               3,441             82,492

The following Fund did not approve the proposal by the following votes:

                                                                                                       BROKER
                                                FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Mid Cap Value Fund              59,026,718          2,547,960           2,576,322         34,419,905

To approve or disapprove the Agreement and Plan of Reorganization of JPMorgan U.S. Small Cap Growth Fund into One Group Small Cap Growth Fund. A majority of the following Fund approved the Agreement and Plan of Reorganization by the following votes:

                                                                                                        BROKER
                                                 FOR            AGAINST             ABSTAIN          NON-VOTES
JPMorgan Small Cap Growth Fund               409,819              1,674               3,441             82,492

SCHEDULE OF SHAREHOLDER EXPENSES
Hypothetical $1,000 Investment at Beginning of Period
December 31, 2004
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees: and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2004, and continued to hold your shares at the end of the reporting period, October 31, 2004.

ACTUAL EXPENSES

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                             EXPENSES PAID
                                          BEGINNING             ENDING       DURING PERIOD
                                     ACCOUNT VALUE,     ACCOUNT VALUE,           JULY 1 TO        ANNUALIZED
                                       JULY 1, 2004  DECEMBER 31, 2004  DECEMBER 31, 2004*     EXPENSE RATIO
DYNAMIC SMALL CAP FUND
CLASS A
    Actual period return                  $   1,000          $   1,050           $    7.73              1.50%
    Hypothetical                          $   1,000          $   1,017           $    7.61              1.50%
CLASS B
    Actual period return                  $   1,000          $   1,046           $   10.90              2.12%
    Hypothetical                          $   1,000          $   1,014           $   10.73              2.12%
CLASS C
    Actual period return                  $   1,000          $   1,046           $   10.90              2.12%
    Hypothetical                          $   1,000          $   1,014           $   10.73              2.12%
SELECT
    Actual period return                  $   1,000          $   1,052           $    5.67              1.10%
    Hypothetical                          $   1,000          $   1,019           $    5.58              1.10%

MID CAP EQUITY FUND
SELECT
    Actual period return                  $   1,000          $   1,101           $    4.75              0.90%
    Hypothetical                          $   1,000          $   1,020           $    4.57              0.90%

MID CAP GROWTH FUND
CLASS A
    Actual period return                  $   1,000          $   1,075           $    7.04              1.35%
    Hypothetical                          $   1,000          $   1,018           $    6.85              1.35%
CLASS B
    Actual period return                  $   1,000          $   1,072           $   10.67              2.05%
    Hypothetical                          $   1,000          $   1,015           $   10.38              2.05%

                                                                             EXPENSES PAID
                                          BEGINNING             ENDING       DURING PERIOD
                                     ACCOUNT VALUE,     ACCOUNT VALUE,           JULY 1 TO        ANNUALIZED
                                       JULY 1, 2004  DECEMBER 31, 2004  DECEMBER 31, 2004*     EXPENSE RATIO
MID CAP VALUE FUND
CLASS A
    Actual period return                  $   1,000          $   1,120           $    6.66              1.25%
    Hypothetical                          $   1,000          $   1,019           $    6.34              1.25%
CLASS B
    Actual period return                  $   1,000          $   1,116           $   10.11              1.90%
    Hypothetical                          $   1,000          $   1,015           $    9.63              1.90%
CLASS C
    Actual period return                  $   1,000          $   1,116           $   10.11              1.90%
    Hypothetical                          $   1,000          $   1,015           $    9.63              1.90%
INSTITUTIONAL
    Actual period return                  $   1,000          $   1,123           $    4.00              0.75%
    Hypothetical                          $   1,000          $   1,021           $    3.81              0.75%
SELECT
    Actual period return                  $   1,000          $   1,122           $    5.33              1.00%
    Hypothetical                          $   1,000          $   1,020           $    5.08              1.00%

SMALL CAP EQUITY FUND
CLASS A
    Actual period return                  $   1,000          $   1,147           $    7.45              1.38%
    Hypothetical                          $   1,000          $   1,018           $    7.00              1.38%
CLASS B
    Actual period return                  $   1,000          $   1,142           $   11.36              2.11%
    Hypothetical                          $   1,000          $   1,014           $   10.68              2.11%
SELECT
    Actual period return                  $   1,000          $   1,149           $    4.59              0.85%
    Hypothetical                          $   1,000          $   1,021           $    4.32              0.85%

                                                                             EXPENSES PAID
                                          BEGINNING             ENDING       DURING PERIOD
                                     ACCOUNT VALUE,     ACCOUNT VALUE,           JULY 1 TO        ANNUALIZED
                                       JULY 1, 2004  DECEMBER 31, 2004  DECEMBER 31, 2004*     EXPENSE RATIO
SMALL CAP GROWTH FUND
CLASS A
    Actual period return                  $   1,000          $   1,085           $    8.39              1.60%
    Hypothetical                          $   1,000          $   1,017           $    8.11              1.60%
INSTITUTIONAL
    Actual period return                  $   1,000          $   1,089           $    4.46              0.85%
    Hypothetical                          $   1,000          $   1,021           $    4.32              0.85%
SELECT
    Actual period return                  $   1,000          $   1,089           $    5.78              1.10%
    Hypothetical                          $   1,000          $   1,019           $    5.58              1.10%

TRUST SMALL CAP EQUITY FUND
SELECT
    Actual period return                  $   1,000          $   1,102           $    3.38              0.64%
    Hypothetical                          $   1,000          $   1,022           $    3.25              0.64%

US SMALL COMPANY FUND
INSTITUTIONAL
    Actual period return                  $   1,000          $   1,121           $    4.43              0.83%
    Hypothetical                          $   1,000          $   1,021           $    4.22              0.83%
SELECT
    Actual period return                  $   1,000          $   1,121           $    5.39              1.01%
    Hypothetical                          $   1,000          $   1,020           $    5.13              1.01%

US SMALL COMPANY
OPPORTUNITIES FUND
SELECT
    Actual period return                  $   1,000          $   1,114           $    5.42              1.02%
    Hypothetical                          $   1,000          $   1,020           $    5.18              1.02%

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                                  NUMBER OF
NAME (YEAR OF BIRTH);                                                             PORTFOLIOS IN FUND
POSITIONS WITH              PRINCIPAL OCCUPATIONS                                 COMPLEX OVERSEEN    OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)           DURING PAST 5 YEARS                                   BY TRUSTEE(1)       OUTSIDE FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong        Retired; Vice President & Treasurer of Ingersoll-     110                 None.
(1941); Trustee of Trusts   Rand Company (manufacturer of industrial equipment)
since 1997; Trustee of      (1972-2000).
Predecessor Funds since
1987.

Roland R. Eppley, Jr.       Retired; President & Chief Executive Officer,         110                 Director, Janel Hydro, Inc.
(1932); Trustee of Trusts   Eastern States Bankcard (1971-1988).                                      (automotive)(1993-present).
since 1997; Trustee of
Predecessor Funds since
1989.

John F. Finn                President and Chief Executive Officer of Gardner,     110                 Director, Cardinal Health,
(1947); Trustee of Trusts   Inc. (wholesale distributor to outdoor power                              Inc (CAH) (1994-present).
since 2005.                 equipment industry) (1979-present).

Dr. Matthew Goldstein       Chancellor of the City University of New York         110                 Trustee of Bronx-Lebanon
(1941); Trustee of Trusts   (1999-present); President, Adelphi University                             Hospital Center
since 2003; Trustee of      (New York) (1998-1999).                                                   (1992-present); Director of
Predecessor Funds since                                                                               New Plan Excel Realty Trust,
2003.                                                                                                 Inc. (real estate investment
                                                                                                      trust) (2000-present);
                                                                                                      Director of Lincoln Center
                                                                                                      Institute for the Artsin
                                                                                                      Education (1999-present).

Robert J. Higgins (1945);   Retired; Director of Administration of the State      110                 Director of Providian
Trustee of Trusts since     of Rhode Island (2003-2004); President -                                  Financial Corp. (banking)
2002; Trustee of            Consumer Banking and Investment Services,                                 (2002-present).
Predecessor Funds since     Fleet Boston Financial (1971-2001).
2002.

Peter C. Marshall           Self-employed business consultant (2002-present);     110                 None.
(1942); Trustee of Trusts   Senior Vice President, W.D. Hoard, Inc.
since 2005.                 (corporate parent of DCI Marketing, Inc.)
                            (2000-2002); President, DCI Marketing, Inc.
                            (1992-2000).

Marilyn McCoy               Vice President of Administration and Planning,        110                 Director, Mather LifeWays
(1948); Trustee of Trusts   Northwestern University (1985-present).                                   (1994-present); Director,
since 2005.                                                                                           Carleton College
                                                                                                      (2003-present).

William G. Morton, Jr.      Retired; Chairman Emeritus (2001-2002), and           110                 Director of Radio Shack
(1937); Trustee of Trusts   Chairman and Chief Executive Officer, Boston                              Corporation (electronics)
since 2003; Trustee of      Stock Exchange (1985- 2001).                                              (1987-present); Director of
Predecessor Funds since                                                                               The National Football
2003.                                                                                                 Foundation and College Hall
                                                                                                      of Fame (1994-present);
                                                                                                      Trustee of the Berklee
                                                                                                      College of Music
                                                                                                      (1998-present); Trustee of
                                                                                                      the Stratton Mountain School
                                                                                                      (2001-present).

                                                                                  NUMBER OF
NAME (YEAR OF BIRTH);                                                             PORTFOLIOS IN FUND
POSITIONS WITH              PRINCIPAL OCCUPATIONS                                 COMPLEX OVERSEEN    OTHER DIRECTORSHIPS HELD
THE FUNDS (SINCE)           DURING PAST 5 YEARS                                   BY TRUSTEE(1)       OUTSIDE FUND COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

Robert A. Oden, Jr.         President, Carleton College (2002-present);           110                 Director, American University
(1946); Trustee of Trusts   President, Kenyon College (1995-2002).                                    in Cairo.
since 2005.

Fergus Reid, III            Chairman of Lumelite Corporation (plastics            110                 Trustee of Morgan Stanley
(1932); Trustee of Trusts   manufacturing) (2003-present); Chairman and                               Funds (209 portfolios)
(Chairman) since 1997;      CEO of Lumelite Corporation (1985-2002).                                  (1995-present).
Trustee (Chairman) of
Predecessor Funds since
1987.

Frederick W. Ruebeck        Advisor, Jerome P. Green & Associates, LLC            110                 Director, AMS Group
(1939); Trustee of Trusts   (broker-dealer) (2002-present); Endowment                                 (2001-present); Director,
since 2005.                 Fund Manager, Wabash College (2004-present);                              Wabash College
                            self-employed consultant (January 2000 to                                 (1988-present); Trustee,
                            present); Director of Investments, Eli Lilly and                          Seabury-Western Theology
                            Company (1988-1999).                                                      Seminary (1993-present);
                                                                                                      Director, Indianapolis
                                                                                                      Symphony Foundation
                                                                                                      (1994-present).

James J. Schonbachler       Retired; Managing Director of Bankers Trust           110                 None.
(1943); Trustee of Trusts   Company (financial services) (1968-1998).
since 2001; Trustee of
Predecessor Funds since
2001.

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*   Retired; Chief Executive Officer of Chase Mutual      110                 None.
(1935); Trustee of Trusts   Funds (investment company) (1989-1998);
since 1998; Trustee of      President & Chief Executive Officer of Vista
Predecessor Funds since     Capital Management (investment management)
1998.                       (1990-1998); Chief Investment Executive of
                            Chase Manhattan Private Bank (investment
                            management) (1990-1998).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of February 19, 2005.

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE FUNDS (SINCE)                 PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
George C.W. Gatch                 Managing Director, JPMIM, CEO and President of the J.P. Morgan and
(1962), President (2001)          One Group Funds. An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and
                                  Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young                   Chief Operating Officer, JPMorgan Funds (August 2004 to present)
(1963), Senior Vice               and One Group Mutual Funds from November 2001 until present. From
President (2004)**                October 1999 to present, Vice President and Treasurer, One Group
                                  Administrative Services, Inc., and Vice President and Treasurer,
                                  One Group Dealer Services, Inc.

Patricia A. Maleski               Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and
(1960), Vice President            Head of Funds Administration and Board Liaison. Prior to joining
and Chief Administrative          J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice
Officer (2004)                    President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey               Director of Mutual Fund Administration, One Group Administrative
(1969), Treasurer                 Services, since 2004; Ms. Dorsey worked for Bank One Corporation
(2004)**                          (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager
                                  specializing in Financial Services audits at
                                  PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham                 Vice President and Assistant General Counsel, JPMIM since 2004;
(1959), Secretary (2005)          Vice President (Legal Advisory) of Merrill Lynch Investment
                                  Managers, L.P. from 2000 to 2004; attorney associated with
                                  Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin                 From 2004 to present, Senior Counsel, JPMorgan Chase & Co.;
(1964), Assistant                  Assistant General Counsel and Associate General Counsel and Vice
Secretary (2004)**                 President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio               Various attorney positions for Bank One Corporation (now known as
(1962), Assistant                 JP Morgan Chase & Co.) since 1990.
Secretary (2004)**

Nancy E. Fields                   From October 1999 to present, Director, Mutual Fund
(1949), Assistant                 Administration, One Group Administrative Services, Inc. and Senior
Secretary (2004)**                Project Manager, Mutual Funds, One Group Dealer Services, Inc.
                                  From July 1999 to October 1999, Project Manager, One Group, Banc
                                  One Investment Advisors Corporation.

Avery P. Maher                    Vice President and Assistant General Counsel, JPMIM since 2004;
(1945), Assistant                 Second Vice President and Assistant Secretary of John Hancock
Secretary (2004)                  Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),            Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary
(2001)*

Suzanne E. Cioffi                 Vice President, JPMIM, responsible for mutual fund financial
(1967), Assistant                 reporting. During the past five years, Ms. Cioffi has overseen
Treasurer (2005)                  various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh              Vice President, JPMIM; Mr. Walsh manages all aspects of
(1965), Assistant                 institutional and retail mutual fund administration and vendor
Treasurer (2004)                  relationships within the mutual funds, commingled/ERISA funds,
                                  3(c)(7) funds, hedge funds and LLC products. Prior to joining
                                  JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual
                                  Fund Administration at Prudential Investments.

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE FUNDS (SINCE)                 PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
Stephen M. Ungerman               Vice President, JPMIM; previously, head of Fund Administration -
(1953), Chief Compliance          Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000,
Officer (2004)                    he held a number of positions in Prudential Financial's asset management business, including Associate General Counsel, Tax
                                  Director and Co-head of Fund Administration Department.
                                  Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-480-4111.

TAX LETTER (UNAUDITED)

JPMORGAN DYNAMIC SMALL CAP FUND ("DSCF")
JPMORGAN MID CAP EQUITY FUND ("MCEF")
JPMORGAN MID CAP GROWTH FUND ("MCGF")
JPMORGAN MID CAP VALUE FUND ("MCVF")
JPMORGAN SMALL CAP EQUITY FUND ("SCEF")
JPMORGAN SMALL CAP GROWTH FUND ("SCGF")
JPMORGAN TRUST SMALL CAP EQUITY FUND ("TSCEF")
JPMORGAN U.S. SMALL COMPANY FUND ("USSCF")
JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND ("USSCOF")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2004. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2004. The information necessary to complete your income tax returns for the calendar year ending December 31, 2004 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for dividends received deduction and the dollar amount of long-term capital gains distributed by the Funds for the fiscal year ended December 31, 2004:

                                  DIVIDENDS         LONG-TERM
                                   RECEIVED     CAPITAL GAINS
                                  DEDUCTION      DISTRIBUTION
FUND
MCEF                                  30.17%   $   17,731,072
MCVF                                  50.16%       10,065,836
SCEF                                  14.48%      106,811,935
TSCEF                                 17.59%       75,838,588
USSCF                                  0.00%       28,243,761

For the fiscal year ended December 31, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the fiscal year ended December 31, 2004, the following represents the percentage of ordinary income distributions treated as qualified dividends:

                              PERCENTAGE OF
                              DISTRIBUTIONS
FUND
MCEF                                  29.21%
MCVF                                  44.16%
SCEF                                  65.07%
TSCEF                                 10.81%

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS DISTRIBUTION SERVICES AT 1-800-480-4111 FOR A FUND PROSPECTUS. YOU CAN ALSO VISIT US AT www.jpmorganfunds.com. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL AS CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30, 2004 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorgan.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
      6112 W. 73rd Street                                         U.S. POSTAGE
    Bedford Park, IL 60638                                            PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2005                                    AN-SMC-1204
All rights reserved. February 2005.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-480-4111.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

          (2) If the registrant provides the disclosure required by paragraph
          (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERT IS WILLIAM ARMSTRONG. HE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

          (3) If the registrant provides the disclosure required by paragraph
          (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $104,799 in 2003 and $105,000 in 2004.

(b) AUDIT-RELATED FEES. There were no audit-related fees billed to the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee, were $8,277,000 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved) and $9,397,000 in 2004.

(c) TAX FEES. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $20,700 in 2003 and $21,300 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003 or in 2004.

(d) ALL OTHER FEES. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, or in 2004, other than the services reported above.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In addition to pre-approving any services to be provided by the Auditor to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by the Auditor (if the engagement relates directly to the operations and financial reporting of the Registrant) and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $28.3 million in 2003 and $25.3 million in 2004.

(h) AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B)
               of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
          (b)  If applicable, provide the disclosure required by Rule 10A-3(d)
               under the Exchange Act (17CFR 240.10A-3(d)) regarding an
               exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

          File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C.
          781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
          Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

          (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

          (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

          (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

          (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  J.P. Morgan Mutual Fund Investment Trust
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By (Signature and Title)* /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                              Stephanie J. Dorsey, Treasurer

Date  March 9, 2005
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          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Stephanie J. Dorsey
                          ------------------------------------------------------
                              Stephanie J. Dorsey, Treasurer

Date  March 9, 2005
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By (Signature and Title)* /s/ George C.W. Gatch
                          ------------------------------------------------------
                              George C.W. Gatch, President

Date  March 9, 2005
      --------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.

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